As filed with the Securities and Exchange Commission on April 20, 2021
1933 Act Registration No. 333-61554
1940 Act Registration No. 811-08517
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 81
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 830
Lincoln Life Variable Annuity Account N
(Exact Name of Registrant)
Lincoln ChoicePlusSM II Advance and
Lincoln ChoicePlus AssuranceSM (L Share)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Craig T. Beazer, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Carolyn E. Augur, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2021, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates and percentages for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on or after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Protected Lifetime Income Fee Rate
	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Enhancement Rate
5%
Protected Annual Income Rates
The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Account Value Step-up occurs.
Single Life PAI Rate		Joint Life PAI Rate
Age	PAI Rate	Age	PAI Rate
55-58	2.50%	55-58	2.25%
59-64	3.50%	59-64	3.00%
65 +	5.00%	65 +	4.50%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) Charge Rate
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Guaranteed Income Benefit Percentages
The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Protected Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The following rates apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.00%	Under 40	2.00%
40-54	2.50%	40-54	2.20%
55-58	2.50%	55-58	2.20%
59-64	3.25%	59-64	2.75%
65-69	4.00%	65-69	3.25%
70-74	4.50%	70-74	3.50%
75-79	4.50%	75-79	3.75%
80+	4.50%	80+	4.00%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed on and after May 1, 2021. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates and percentages for the Lincoln Market Select® Advantage rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on or after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Protected Lifetime Income Fee Rate
	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Enhancement Rate
5%
Protected Annual Income Rates
The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Account Value Step-up occurs.
Single Life PAI Rate		Joint Life PAI Rate
Age	PAI Rate	Age	PAI Rate
55-58	2.25%	55-58	2.00%
59-64	3.25%	59-64	3.00%
65 +	4.75%	65 +	4.15%

i4LIFE® Advantage Select Guaranteed Income Benefit Charge Rate
i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%

Guaranteed Income Benefit Percentages
The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Protected Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The rates listed below are for i4LIFE® Advantage Select Guaranteed Income Benefit elections for Contractowners who transition from Lincoln Market Select® Advantage.
Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.00%	Under 40	2.00%
40-54	2.25%	40-54	2.00%
55-58	2.25%	55-58	2.00%
59-64	3.00%	59-64	2.50%
65-69	3.75%	65-69	2.75%
70-74	4.00%	70-74	3.25%
75-79	4.25%	75-79	3.50%
80+	4.25%	80+	3.75%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed on and after May 1, 2021. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates and percentages for the 4LATER® Select Advantage rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on and after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at www.lfg.com/VAprospectus. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Protected Lifetime Income Fee Rate
	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Enhancement Rate
5%
i4LIFE® Advantage Select Guaranteed Income Benefit Charge Rate
i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from 4LATER® Select Advantage	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
i4LIFE® Advantage Select Guaranteed Income Benefit
Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.00%	Under 40	2.00%
40-54	2.25%	40-54	2.00%
55-58	2.25%	55-58	2.00%
59-64	3.00%	59-64	2.50%
65-69	3.75%	65-69	2.75%
70-74	4.00%	70-74	3.25%
75-79	4.25%	75-79	3.50%
80+	4.25%	80+	3.75%

In order to receive the rate indicated in this Rate Sheet, your 4LATER® Select Advantage application or rider election form must be signed and dated on and after May 1, 2021. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

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The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) rate and percentages that we are currently offering. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on and after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) Charge Rate
	Single Life	Joint Life
Current Initial Annual Charge*	1.35%	1.55%
*The charge is added to the product charge which included the mortality and expense risk charge for the death benefit you have elected.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.00%	Under 40	2.00%
40-54	2.50%	40-54	2.20%
55-58	2.50%	55-58	2.20%
59-64	3.25%	59-64	2.75%
65-69	4.00%	65-69	3.25%
70-74	4.50%	70-74	3.50%
75-79	4.50%	75-79	3.75%
80+	4.50%	80+	4.00%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on and after May 1, 2021. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.
*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).

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The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement to the Prospectus dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) outlines the rider charges and the Protected Annual Income rates for the Lincoln Wealth PassSM rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or rider election forms signed on and after May 1, 2020 and may be superseded at any time.
In the event we change our rates, the new rates will be disclosed on a new rate sheet at least 10 days in advance of the change. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Charge Rate
Age at Issue 0 – 65	1.00%
Age at Issue 66 – 80	1.25%
Protected Annual Income Rate
The Protected Annual Income (“PAI”) rate will be based on the Contractowner’s age on the earlier of the latest date to begin withdrawals to stretch payments over the owner’s life expectancy (i.e., death of the original account owner or Contractowner), or the date that the Contract Value reduces to zero. Thereafter, the rate will not change.
Age	PAI Rate
0 – 54	4.50%
55 – 58	5.00%
59 – 69	5.50%
70+	6.00%
In order to receive the rates indicated in this Rate Sheet, your application or rider election form must be signed on and after May 1, 2020. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time. The rates set forth above may be superseded at any time, in our sole discretion.
Subject to the rules above, if the Protected Annual Income rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Protected Annual Income rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

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The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement to the Prospectus dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates for the Lincoln IRA Income PlusSM rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on and after May 1, 2020.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
The Protected Annual Income amount is determined (a) by multiplying the Protected Income Base by the applicable rate, and (b) whether or your Contract Value has been reduced to zero. Thereafter, the Protected Annual Income rate will decrease once the Contract Value reaches zero.
Two options are available, and you can decide which option is best suited to your needs. Option 1 may be appropriate if you would like lower initial income with higher income once the Contract Value reaches zero. Comparatively, Option 2 will provide a higher initial income with lower income once the Contract Value reaches zero.
For both Option1 and Option 2, the rates in Table A apply prior to the Contract Value reaching zero. Once the Contract Value reaches zero, Table B will be used, and the Protected Annual Income amount will be immediately recalculated to equal the Protected Income Base multiplied by the applicable rate shown in Table B.
OPTION 1
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life
70+	6.25%	N/A*	70+	5.00%
*Joint Life is currently not available.
OPTION 2
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life
70+	7.00%	N/A*	70+	4.00%
*Joint Life is currently not available.
In order to receive the rates indicated in this Rate Sheet, your application must be signed on and after May 1, 2020. We must receive your application in Good Order within 10 days from the date you sign your application, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time. Subject to the rules above, if the Protected Annual Income rates that we are currently offering on the day the contract is issued are higher than the rates we were offering on the date you signed your application, you will receive the higher set of rates. If the rates have decreased when we compare rates that we are offering on the day you signed your application to the set of rates that we are offering on the day your contract is issued, your contract will be issued with the rates that were in effect on the day you signed your application, subject to meeting the rules above.

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The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates for the Lincoln Max 6 SelectSM Advantage rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on and after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Protected Lifetime Income Fee Rate
	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Enhancement Rate
5%
The initial Protected Annual Income rate is based on your age as of the date of the first Protected Annual Income withdrawal. Under the joint life option, the age of the younger of you or your spouse will be used. Thereafter the Protected Annual Income rate will only increase upon an Account Value Step-up and will decrease once the Contract Value reaches zero.
The rates in Table A apply prior to the Contract Value reaching zero. When the Contract Value reaches zero, Table B will always be used and, the Protected Annual Income amount will be immediately recalculated to equal the Protected Income Base multiplied by the applicable rate shown in Table B. The rate in Table B will be based on the later of (a) your age at the time the first Protected Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Account Value Step-up. If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Protected Annual Income rate in Table B.
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life & Joint Life Option
55 – 58	N/A	N/A	55 - 58	N/A
59 – 64	5.25%	3.00%	59+	3.00%
65 – 69	6.50%	5.50%
70 – 74	6.75%	5.75%
75 +	7.00%	6.00%

In order to receive the rates indicated in this Rate Sheet, your application and/or election forms must be signed and dated on and after May 1, 2021. We must receive your application and/or election forms in Good Order within one day from the date you sign your application and/or election forms, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

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Prospectus 1

Lincoln ChoicePlusSM II Advance
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2021
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. We reserve the right to limit, restrict, or suspend Purchase Payments made to the contract upon advance written notice.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. We may impose restrictions on the fixed account for the life of your contract or during certain periods. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund*
Invesco V.I. Core Equity Fund*
Invesco V.I. Equally-Weighted S&P 500 Fund†1
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Large Cap Growth Portfolio*
AB VPS Small/Mid Cap Value Portfolio
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Emerging Markets Series
Delaware VIP® Small Cap Value Series

1

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio
DWS Small Cap Index VIP Portfolio
Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Balanced Portfolio
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio†
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust Variable Insurance Trust:
First Trust Capital Strength Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio†2
Franklin Templeton Variable Insurance Products Trust:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund
Janus Aspen Series:
Janus Henderson Balanced Portfolio*
Janus Henderson Enterprise Portfolio*
Janus Henderson Global Research Portfolio*
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio†
JPMorgan Insurance Trust Global Allocation Portfolio
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Large Cap Growth Portfolio
ClearBridge Variable Mid Cap Portfolio
QS Variable Conservative Growth
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Advantage Allocation Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Global Real Estate Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
(formerly LVIP ClearBridge QS Select Large Cap Managed Volatility Fund)
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
(formerly Delaware VIP® Diversified Income Series)
LVIP Delaware High Yield Fund
(formerly Delaware VIP® High Yield Fund)
LVIP Delaware Limited-Term Diversified Income Fund|
(formerly Delaware VIP® Limited-Term Diversified Income Series)
LVIP Delaware Mid Cap Value Fund
LVIP Delaware REIT Fund
(formerly Delaware VIP® REIT Series)
LVIP Delaware SMID Cap Core Fund
(formerly Delaware VIP® Smid Cap Core Series)
LVIP Delaware Social Awareness Fund
LVIP Delaware U.S. Growth Fund
(formerly Delaware VIP® U.S. Growth Series)
LVIP Delaware Value Fund
(formerly Delaware VIP® Value Series)
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund†
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Emerging Markets Equity Index Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund†
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund3
LVIP SSGA Short-Term Bond Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price 2010 Fund
LVIP T. Rowe Price 2020 Fund
2

LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Bond Allocation Fund
(formerly LVIP Dimensional/Vanguard Total Bond Fund)
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington SMID Cap Value Fund
(formerly LVIP Wellington Mid-Cap Value Fund)
LVIP Western Asset Core Bond Fund
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio*
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT George Putnam Balanced Fund†
Putnam VT Global Health Care Fund*
Putman VT Large Cap Value Fund
(formerly Putnam VT Equity Income Fund)
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
† This fund may not be available for some contracts. Consult your registered representative.
1 Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
2 Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
3 The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
The funds’ prospectuses and other shareholder reports will be made available on www.lfg.com/VAprospectus. If you wish to receive future shareholder reports in paper, free of charge, please call us at 1-888-868-2583, send an email request to CustServSupportTeam@lfg.com, or contact your registered representative. Your election to receive reports in paper will apply to all funds available under your contract.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
3

4

Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Account Value Step-up—(may be referred to as Account Value lock-in in marketing materials)—Under certain Living Benefit Riders, the Guaranteed Amount, Protected Income Base and/or Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under certain Living Benefit Riders, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allo-
cations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement—A feature under certain Living Benefit Riders in which the Guaranteed Amount or Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased, subject to certain conditions and limitations.
Enhancement Base—Under certain Living Benefit Riders, a value used to calculate the amount added to the Protected Income Base when an Enhancement occurs. The Enhancement Base is equal to the Contract Value on the effective date of the rider, and is adjusted as set forth in this prospectus.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which an Enhancement is in effect. A new Enhancement Period may begin each time an Account Value Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

5

Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lincoln Life or Lincoln (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum income guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln SmartSecurity® Advantage.
Nursing Home Enhancement—A feature that will increase the Protected Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Persistency Credit—The additional amount credited to the contract after the seventh contract anniversary.
Protected Amount—The value used to calculate your Protected Annual Income under the Lincoln Wealth PassSM rider, as adjusted by additional Purchase Payments and all withdrawals.
Protected Annual Income—(may be referred to Guaranteed Annual Income or Maximum Annual Withdrawal in your contract)—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under certain Living Benefit Riders.
Protected Annual Income Payout Option—(may be referred to as Guaranteed Annual Income Amount Annuity Payout Option or Maximum Annual Withdrawal Amount Annuity Payout Option in your contract)—A payout option available under certain Living Benefit Riders in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Protected Annual Income amount for life.
Protected Income Base—(may be referred to as Income Base or Guaranteed Amount in your contract)—Under certain Living Benefit Riders, the Protected Income Base is a value used to calculate your Protected Annual Income amount or the minimum payouts under your contract at a later date.
Purchase Payments—Amounts paid into the contract other than Persistency Credits.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current withdrawal rates or Guaranteed Income Benefit percentages under certain Living Benefit Riders.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
6

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	6.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over a 4-year period at the following rates: 6%, 5%, 4%, 3%. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
•	Table D reflects the expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage.
•	Table E reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0.
•	Table F reflects the expenses for i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)[2]
Guaranteed Maximum and Current Product Charges:
Estate Enhancement Benefit Rider (EEB) in Combination with 5% Step-up
Mortality and Expense Risk Charge	1.80%
Administrative Charge	0.15%
Total Separate Account Expenses	1.95%
Estate Enhancement Benefit Rider (EEB) without 5% Step-up
Mortality and Expense Risk Charge	1.75%
Administrative Charge	0.15%
Total Separate Account Expenses	1.90%
5% Step-up Death Benefit
Mortality and Expense Risk Charge	1.70%
Administrative Charge	0.15%
Total Separate Account Expenses	1.85%
7

Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.55%
Administrative Charge	0.15%
Total Separate Account Expenses	1.70%

Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.15%
Total Separate Account Expenses	1.60%

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018:[3,4]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018: [4]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Market Select® Advantage:[3,4]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Lincoln Max 6 SelectSM Advantage:[3,4]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Lincoln IRA Income PlusSM:[3,4]
Guaranteed Maximum Annual Charge	2.25%	N/A
Lincoln Wealth PassSM:[5]
Guaranteed Maximum Annual Charge
Age at Issue 0 – 65	2.25%	N/A
Age at Issue 66 – 80	2.25%	N/A
4LATER® Select Advantage:[3,6]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Lincoln Lifetime IncomeSM Advantage 2.0:[4]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Charge	1.25%	1.50%
Lincoln Lifetime IncomeSM Advantage:[7]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	1.25%	1.25%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[8]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	1.00%	1.25%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[8]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.95%	N/A
4LATER® Advantage:[9]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.90%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The mortality and expense risk charge is 1.25% and the administrative charge rate is 0.15% for all contracts on and after the Annuity Commencement Date.
[3]	The current charge for new elections of this rider is disclosed in a Rate Sheet.
[4]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, Account Value Step-ups and Enhancements, and decreased by Excess Withdrawals. This fee is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Protected Lifetime Income Fees for more information about your Living Benefit Rider.
8

[5]	As an annualized percentage of the Protected Amount, as increased by subsequent Purchase Payments and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. The current protected lifetime income fee rate will be less than or equal to the stated maximum charge rate and will be disclosed in a Rate Sheet prospectus supplement. See Charges and Other Deductions – Protected Lifetime Income Fees for more information.
[6]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, Account Value Step-ups and Enhancements, and decreased by withdrawals. This fee is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Protected Lifetime Income Fees for more information about your Living Benefit Rider.
[7]	As an annualized percentage of the Protected Income Base as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements and the 200% step-up and decreased for withdrawals. This fee is deducted from the Contract Value on a quarterly basis. The current annual fee rate may increase to the current annual fee listed above upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. A discussion of the fees for this closed rider can be found in an Appendix to this prospectus.
[8]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. The current annual charge rate may increase to the current annual fee listed above upon the next election of a step-up of the Guaranteed Amount. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[9]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, automatic 15% enhancements, and resets and decreased for withdrawals. This fee is deducted from the Subaccounts on a quarterly basis. The protected lifetime income fee may increase to the current annual fee listed above upon the next election to reset the Protected Income Base. A discussion of the fees for this closed rider can be found in an Appendix to this prospectus.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage without a Guaranteed Income Benefit rider[2]
Guaranteed Maximum and Current Product Charges:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.15%
Guarantee of Principal Death Benefit	2.00%
Account Value Death Benefit	1.95%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders purchased on or after May 21, 2018:[3,4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.40%	4.60%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.25%	4.45%
Account Value Death Benefit
Guaranteed Maximum Charge	4.20%	4.40%

i4LIFE® Advantage Select Guaranteed Income Benefit:[4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.40%	4.60%
Current Charge	3.10%	3.30%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.25%	4.45%
Current Charge	2.95%	3.15%
Account Value Death Benefit
Guaranteed Maximum Charge	4.20%	4.40%
Current Charge	2.90%	3.10%

9

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders purchased prior to May 21, 2018 and i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders:[4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.15%	4.15%
Current Charge	2.80%	3.00%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.00%	4.00%
Current Charge	2.65%	2.85%
Account Value Death Benefit
Guaranteed Maximum Charge	3.95%	3.95%
Current Charge	2.60%	2.80%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[5]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.65%
Current Charge	2.65%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.50%
Current Charge	2.50%
Account Value Death Benefit
Guaranteed Maximum Charge	3.45%
Current Charge	2.45%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period. See Charges and Other Deductions – i4LIFE® Advantage Charge for more information.
[3]	The current charge for new elections of this rider is disclosed in a Rate Sheet.
[4]	The current annual charge rate for all Select Guaranteed Income Benefit rider and for Guaranteed Income Benefit (Managed Risk) riders elected on and after May 21, 2018, is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option). The current annual charge rate for Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018 and Guaranteed Income Benefit (version 4) riders is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[5]	The current annual charge for the Guaranteed Income Benefit (version 1, 2 and 3) is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

TABLE C
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.70%
Guarantee of Principal Death Benefit	1.60%

10

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders purchased on or after May 21, 2018:[2,3]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders purchased prior to May 21, 2018:[3]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The current charge for new elections of this rider is disclosed in a Rate Sheet.
[3]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

TABLE D
Expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who Transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.70%
Guarantee of Principal Death Benefit	1.60%

i4LIFE® Advantage Select Guaranteed Income Benefit for Lincoln Market Select® Advantage or 4LATER® Select Advantage riders:[2,3]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The current charge for new elections of this rider is disclosed in a Rate Sheet.
[3]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from a Prior Rider for more information.

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TABLE E
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.70%
Guarantee of Principal Death Benefit	1.60%

i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Lincoln Lifetime IncomeSM Advantage 2.0:[2]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

TABLE F
Expenses for i4LIFE® Advantage for Contractowners who Transition from 4LATER® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.65%
Current Charge	3.05%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.50%
Current Charge	2.90%
Account Value Death Benefit
Guaranteed Maximum Charge	3.45%
Current Charge	2.85%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
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[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2020, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	4.37%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.26%	1.53%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2022. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that EGMDB with 5% Step-Up Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,477	$2,998	$4,269	$8,207
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$877	$2,598	$4,269	$8,207
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,513	$3,026	$4,200	$7,591
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2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$913	$2,626	$4,200	$7,591
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The Examples do not reflect any Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability. This contract is no longer available for purchase.
What is an L-Share contract? The L-Share contract offers greater liquidity than other share class contracts, but has higher total separate account annual expenses. Quarterly Persistency Credits apply to the L-Share contracts after the seventh anniversary. See The Contracts for more information. The L-Share contract may be appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after purchasing the contract and is willing to pay a higher mortality and expense risk charge.
Purchasing an optional Living Benefit Rider under an L-Share contract and paying a higher separate account charge, in order to have more liquidity earlier in the Contract, may not always be compatible. This is because you should typically own your contract over the long term in order to get the maximum benefit from these types of Living Benefit Riders. For example, the longer you wait to make a withdrawal, the greater your withdrawal percentage may be, or there may be a certain number of years before you can use the benefit.
You should determine the appropriate balance among (a) more liquidity earlier in the contract; (b) the impact of the separate account charge on your Contract Value; and (c) the period of time that you must own the contract to receive the desired benefit from any optional Living Benefit Rider you purchase.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invests in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds. Currently the fixed account is available for dollar cost averaging purposes only.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts and the SAI.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. In addition, there is an administrative charge. The charges and/or fees for
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any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. Living Benefit Rider charges are generally based on the Protected Income Base. This means that if the Contract Value is higher than the Protected Income Base this could result in lower charges (higher charges if the Contract Value is less than the Protected Income Base) than if the charges were based on Contract Value. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 6.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract any time, prior to the Annuity Commencement Date, subject to certain restrictions. For Purchase Payments totaling $1 million or more, your registered representative must submit a request to our Home Office for approval. This amount includes the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
What is a Persistency Credit? A Persistency Credit of 0.075% of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts – Persistency Credits.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of your Accumulation Units to the annuity tables contained in the contract. See the SAI – Annuity Payouts for more information on how Annuity Payouts are calculated. Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. Alternatively, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
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What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln IRA Income PlusSM, Lincoln Wealth PassSM, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Select Advantage, 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals (and all withdrawals under any version of the 4LATER® Advantage rider) may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, 4LATER® Select Advantage, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage (without Guaranteed Income Benefit). See Living Benefit Riders later in this prospectus regarding limitations on the availability of the riders.
We reserve the right to discontinue offering any of the Living Benefit Riders to new purchasers or existing Contractowners at any time. This means there is a chance that you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available at any time. Unavailable riders are described in an Appendix to this prospectus.
Can I transition from my Living Benefit Rider to i4LIFE® Advantage Guaranteed Income Benefit? Under the terms of certain Living Benefit Riders you are guaranteed the right to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. Please refer to the section of this prospectus that discusses your Living Benefit Rider for more information on whether you are eligible to transition. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your current Living Benefit Rider, you may defer taking withdrawals until a later date. When deciding whether to make this transition, you should consider that, depending on your age (and the age of your spouse under the joint life option) and selected features of i4LIFE® Advantage, i4LIFE® Advantage may provide a higher payout than the payouts from your current Living Benefit Rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes, you can cancel the contract within ten days (in some states longer) of the date you first receive the contract. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Condensed Financial Information
Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates, the yield of a money market fund may become extremely low and possibly negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount
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investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
COVID-19. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic during 2020 adversely affected, and during 2021 are expected to continue to adversely affect, our earnings as well as our business, results of operations and financial condition. As a result of the pandemic and ensuing conditions, we have experienced and expect to continue to experience a higher level of claims, which adversely affect our earnings. We may also experience an increase in activity such as surrenders of policies, missed premium payments or 401(k) hardship withdrawals due to changes in consumer behavior as a result of financial stress. Because the vast majority of our employees continue to work from home, along with many of our vendors and customers, and such conditions may continue well into 2021, our business operations may be adversely impacted, among other things, due to privacy incidents, cybersecurity incidents, technological issues or operational disruptions on the part of our vendors, and we may experience distribution disruptions as we continue to sell our products virtually.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
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You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2020 financial statements of the VAA and the December 31, 2020 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.30%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
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In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us.
As noted above, a factor we may consider during the initial selection process is whether the fund (or an affiliate, investment adviser or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment adviser or its distributor.
Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders.
We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets.
Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An adviser affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Riders purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
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AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not offered in contracts issued on or after May 24, 2004.
•	Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after May 24, 2004.
•	Invesco V.I. Equally-Weighted S&P 500 Fund (Series II Shares)†: To seek to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital. This fund is not offered in contracts issued on or after June 6, 2005.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
•	American Century VP Large Company Value Fund (Class II): Long-term capital growth. Income is a secondary objective.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	American Funds Growth Fund (Class 2): Growth of capital.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Delaware VIP® Emerging Markets Series (Service Class): Long-term capital appreciation.
•	Delaware VIP® Small Cap Value Series (Service Class): Capital appreciation.
Deutsche DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc.
•	DWS Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
•	DWS Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Deutsche DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Fidelity® VIP Balanced Portfolio (Service Class 2): Income and capital growth consistent with reasonable risk; a fund of funds.
•	Fidelity® VIP Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Fidelity® VIP FundsManager® 50% Portfolio (Service Class 2)†: High total return; a fund of funds.
•	Fidelity® VIP Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Fidelity® VIP Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
First Trust Variable Insurance Trust, advised by First Trust Advisors, L.P.
•	First Trust Capital Strength Portfolio (Class I): To provide capital appreciation.
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•	First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class I)†: To provide total return by allocating among dividend-paying stocks and investment grade bonds.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Allocation VIP Fund, Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Allocation VIP Fund (Class 4): To seek capital appreciation.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Janus Henderson Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is not offered in contracts issued on or after June 6, 2005.
•	Janus Henderson Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after June 6, 2005.
•	Janus Henderson Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after May 24, 2004.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 2)†: To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Large Cap Growth Portfolio (Class II): Long-term growth of capital.
•	ClearBridge Variable Mid Cap Portfolio (Class II): Long-term growth of capital.
•	QS Variable Conservative Growth (Class II): Balance of growth of capital and income.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Advantage Allocation Fund (Service Class): Total return.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Allocation Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.
•	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (Service Class): Capital appreciation. (formerly LVIP ClearBridge QS Select Large Cap Managed Volatility Fund)
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•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Diversified Income Fund (Service Class)(1): (formerly Delaware VIP® Diversified Income Series)
•	LVIP Delaware High Yield Fund (Service Class)(1): (formerly Delaware VIP® High Yield Series)
•	LVIP Delaware Limited-Term Diversified Income Fund (Service Class)(1): (formerly Delaware VIP® Limited-Term Diversified Income Series)
•	LVIP Delaware Mid Cap Value Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware REIT Fund (Service Class)(1): (formerly Delaware VIP® REIT Series)
•	LVIP Delaware SMID Cap Core Fund (Service Class)(1): (formerly Delaware VIP® Smid Cap Core Series)
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware U.S. Growth Fund (Service Class)(1): (formerly Delaware VIP® U.S. Growth Series)
•	LVIP Delaware Value Fund (Service Class)(1): (formerly Delaware VIP® Value Series)
•	LVIP Delaware Wealth Builder Fund (Standard Class)(1): To provide a responsible level of income and the potential for capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Service Class)†: Long-term growth of capital.
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Select Equity Income Managed Volatility Fund (Service Class): Capital appreciation.
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Service Class): Current income and some capital appreciation.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
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•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets Equity Index Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Mid-Cap Index Fund (Service Class)†: To seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSGA Short-Term Bond Index Fund (Service Class): To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP T. Rowe Price 2010 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2020 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2030 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2040 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
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•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Bond Allocation Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds. (formerly LVIP Dimensional/Vanguard Total Bond Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington SMID Cap Value Fund (Service Class): Long-term capital appreciation. (formerly LVIP Wellington Mid-Cap Value Fund)
•	LVIP Western Asset Core Bond Fund (Service Class): Maximize total return.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class): Capital appreciation. This fund is not offered in contracts issued on or after June 6, 2005.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT George Putnam Balanced Fund (Class IB)†: Balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income.
•	Putnam VT Global Health Care Fund (Class IB): Capital appreciation. This fund is not offered in contracts issued on or after May 24, 2004
•	Putnam VT Large Cap Value Fund (Class IB): Capital growth and current income. (formerly Putnam VT Equity Income Fund)
†	This fund may not be available for some contracts. Consult your registered representative.
(1)	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
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When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substituted fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations to the merged fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise. If we don’t have instructions from you on file, your Purchase Payment will be allocated to the surviving underlying fund.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
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•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge; and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Estate Enhancement Benefit rider (EEB) in combination with 5% Step-up	Estate Enhancement Benefit rider (EEB) without 5% Step-up	5% Step-up Death Benefit	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit (GOP)
Mortality and expense risk charge	1.80%	1.75%	1.70%	1.55%	1.45%
Administrative charge	0.15%	0.15%	0.15%	0.15%	0.15%
Total annual charge for each Subaccount	1.95%	1.90%	1.85%	1.70%	1.60%
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the period below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	6%	5%	4%	3%	0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the fourth anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender of the contract);
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing
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home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the Contractowner has been confined for at least 90 consecutive days;
•	A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
•	Purchase Payments when used in the calculation of the initial Regular Income Payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
•	Regular Income Payments made under i4LIFE® Advantage including any payments to provide the Guaranteed Income Benefit or periodic payments made under any Annuity Payout option made available by us;
•	A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
•	A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	Withdrawals up to the Protected Annual Income amount or the Maximum Annual Withdrawal amount under applicable Living Benefit Riders, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted.
3.	On or after the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings and Persistency Credits until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender).
Protected Lifetime Income Fee
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a protected lifetime income fee will be noted on your quarterly statement.
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Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, and 4LATER® Select Advantage Fees. If you elect a Living Benefit Rider, there is a fee associated with that rider for as long as the rider is in effect.
The protected lifetime income fee rates for new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the charge rate on the previous Rate Sheet. Rate information for previous effective periods are included in an Appendix to this prospectus.
Any change to the protected lifetime income fee rate will be disclosed in a new Rate Sheet at least ten days before rate becomes effective. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
The fee:
•	is based on the Protected Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements, and as decreased for Excess Withdrawals. (The Protected Income Base is decreased by all withdrawals under 4LATER® Select Advantage.); and
•	may increase every Benefit Year upon an Enhancement that occurs after the tenth Benefit Year anniversary, or upon an Account Value Step-up. (You may opt out of this increase – see details below.)
The fee will be deducted from the Contract Value on a quarterly basis. The first deduction of the fee will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the protected lifetime income fee is assessed. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Protected Income Base.
The fee rate can change each time there is an Account Value Step-up. Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual fee rate as stated in the chart below:
	Guaranteed Maximum Annual Fee Rate
	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018; or Lincoln Market Select® Advantage; Lincoln Max 6 SelectSM Advantage; or 4LATER® Select Advantage	2.25%	2.45%
Lincoln IRA Income PlusSM	2.25%	N/A
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018	2.00%	2.00%

A discussion of the charges for additional closed riders can be found in an Appendix to this prospectus.
If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base and Enhancement Base, if applicable, will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Select Advantage). This opt out will only apply for this particular Account Value Step-up. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups. If you opt out of an Account Value Step-up, you are still eligible for an Enhancement, if applicable, through the end of the Enhancement Period, including in the year you declined the Account Value Step-up.
The annual protected lifetime income fee rate will increase to the then current rate not to exceed the guaranteed maximum annual fee rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this protected lifetime income fee rate increase. See Living Benefit Riders.
The following paragraph applies to all the above-listed Living Benefit Riders except:
•	Lincoln Market Select® Advantage riders elected prior to April 2, 2018 (subject to state approval).
An Enhancement to the Protected Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect (as described further in the Living Benefit Rider section). During the first ten Benefit Years, an
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increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the protected lifetime income fee may increase each time the Protected Income Base increases as a result of the Enhancement. Since the Enhancement could increase your Protected Income Base each Benefit Year, your fee rate could increase each Benefit Year, but the fee rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your fee rate to change. If you opt out of the Enhancement, the fee rate and the Protected Income Base will return to the value they were immediately prior to the Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Select Advantage), if any, and the Enhancement will not be applied. This opt out will only apply for this particular Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your fee rate to increase) if you do not want the Enhancement.
The fee will be discontinued upon termination of the rider. However, a portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments, Guaranteed Income Benefit payments, and any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.15%
Guarantee of Principal Death Benefit	2.00%
Account Value Death Benefit	1.95%
During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
i4LIFE® Advantage Guaranteed Income Benefit Charge. The current annual charge rates for new elections of i4LIFE® Advantage Guaranteed Income Benefit are disclosed in a Rate Sheet prospectus supplement.
The Rate Sheet indicates current rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the charge rate on the previous Rate Sheet. Rate information for previous effective periods are included in the Expense Table and in an Appendix to this prospectus.
Any change to the i4LIFE® Advantage Guaranteed Income Benefit fee rate will be disclosed in a new Rate Sheet at least ten days before a rate becomes effective. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018, and Guaranteed Income Benefit (version 4) riders are each subject to a current annual charge rate of 0.65% (0.85% for joint life option) of the Account Value (0.50% for versions 1, 2 and 3 single and joint life options), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.80%	3.00%
	(2.65% for version 1, 2 and 3)	(2.65% for version 1, 2 and 3)
Guarantee of Principal Death Benefit	2.65%	2.85%
	(2.50% for version 1, 2 and 3)	(2.50% for version 1, 2 and 3)
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Account Value Death Benefit	2.60%	2.80%
	(2.45% for version 1, 2 and 3)	(2.45% for version 1, 2 and 3)

These charge rates replace the Separate Account Annual Expenses for the base contract.
Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage may have different charges for i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider below.
The Guaranteed Income Benefit annual charge rate will not change after the rider is elected unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of:
	Single Life	Joint Life
Select Guaranteed Income Benefit; and Guaranteed Income Benefit (Managed Risk) riders elected on or after May 21, 2018	2.25%	2.45%
Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018; and Guaranteed Income Benefit (version 4)	2.00%	2.00%
Guaranteed Income Benefit (version 2 and 3)	1.50%	1.50%
If we automatically administer the step-up for Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up has resulted in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage (a “Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your protected lifetime income fee of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
The current annual charge rate for transitions from a Prior Rider is disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rider charge rate and the date by which your rider election form must be signed and dated for a rider to be issued with that rate. The rates may be superseded at any time in our sole discretion and may be higher or lower than the rate on the previous Rate Sheet. Rate information for previous effective periods are included in an Appendix to this prospectus.
Any change to the annual charge rate will be disclosed in a new Rate Sheet before that rate becomes effective. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheets by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at the telephone number listed in the prospectus.
The initial charge is a percentage of the greater of the Protected Income Base carried over from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.70% for the EGMDB, and 1.60% for the Guarantee of Principal Death Benefit . Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider protected lifetime income fee. (The Prior Rider fee rate continues to be used as a factor
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in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the protected lifetime income fee will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example is intended to show how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated for a representative male Contractowner, as well as the impact to the charge due to increases to the Guaranteed Income Benefit and the Prior Rider fee rate. For illustration purposes, we will assume that the example is a nonqualified contract and the initial Guaranteed Income Benefit is set at 4% of the Protected Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit for a more detailed description). The example also assumes that the protected lifetime income fee for the Prior Rider is 1.25% (single life option). The first example demonstrates how the initial charge may be determined for an existing contract with an Account Value and Protected Income Base. This calculation method applies to the purchase of any Prior Rider, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus. The charges and rates shown here may be different from those that apply to your contract. The calculation of the charge for your contract will be based on the specific factors applicable to your contract.
1/1/20 Initial i4LIFE® Advantage Account Value	$100,000
1/1/20 Protected Income Base as of the last Valuation Date under the Prior Rider	$125,000
1/1/20 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($125,000 x 1.25%). The protected lifetime income fee for the Prior Rider is assessed against the Protected Income Base since it is larger than the Account Value	$1,562.50
1/2/20 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/20 Initial Guaranteed Income Benefit (4% x $125,000 Protected Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/21 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/21 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/21 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,562.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,617.19
Continuing the above example:
1/2/21 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit	$1,617.19
1/2/22 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/22 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Prior Rider fee rate increases from 1.25% to 1.35%.
1/2/22 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,617.19 x ($5,550/$5,175) x (1.35%/1.25%))	$1,873.13
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Prior Rider protected lifetime income fee (1.35%/1.25%).
If the fee rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.
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Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
The L-Share contract offers greater liquidity than other share class contracts, but has higher total separate account annual expenses. Quarterly Persistency Credits apply to the L-Share contracts after the seventh anniversary. The L-Share contract may be appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after purchasing the contract and is willing to pay a higher mortality and expense risk charge.
Purchasing an optional Living Benefit Rider under an L-Share contract and paying a higher separate account charge, in order to have more liquidity earlier in the Contract, may not always be compatible. This is because you should typically own your contract over the long term in order to get the maximum benefit from these types of Living Benefit Riders. For example, the longer you wait to make a withdrawal, the greater your withdrawal percentage may be, or there may be a certain number of years before you can use the benefit.
You should determine the appropriate balance among (a) more liquidity earlier in the contract; (b) the impact of the separate account charge on your Contract Value; and (c) the period of time that you must own the contract to receive the desired benefit from any optional Living Benefit Rider you purchase.
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your
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application and/or initial Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the rider effective date under any Living Benefit Rider (except as noted below), additional Purchase Payments will be limited to $50,000 per Benefit Year once cumulative additional Purchase Payments exceed $100,000. No additional Purchase Payments are allowed:
•	at any time after the Periodic Income Commencement Date if you elect any version of i4LIFE® Advantage Guaranteed Income Benefit; or
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•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage without Guaranteed Income Benefit on a nonqualified contract
For more information about these restrictions and limitations, see The Contracts – Purchase Payments. State variations may apply.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Persistency Credits
Contractowners will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least seven years, by 0.075%. This Persistency Credit will be allocated to the variable Subaccounts and the DCA fixed account in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.
There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available. In the absence of instructions accompanying the Purchase Payments or otherwise not being in Good Order, we will allocate the Purchase Payment in the same manner as your last Purchase Payment or, if not possible, otherwise contact you or your registered representative for additional information.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
Purchase Payments received from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Purchase Payments submitted to your registered representative will generally not be processed by us until they are received from your registered representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
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Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account
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(other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or
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electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
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Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-888-868-2583. These services will stop once we become aware of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
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You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between three and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to limit certain time periods or to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your
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allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no additional charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However, the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
A Death Benefit may be payable if the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage and have the EEB Death Benefit or 5% Step-up or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
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You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of the contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Guarantee of Principal Death Benefit. Check with your registered representative regarding state availability. The Guarantee of Principal Death Benefit is the default Death Benefit under this contract; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. The Guarantee of Principal Death Benefit provides a Death Benefit equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders (except Lincoln Wealth PassSM) may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Appendix B – Lincoln Lifetime IncomeSM Advantage or Lincoln IRA Income PlusSM .
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any. For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). The EGMDB provides a Death Benefit equal to the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders (except Lincoln Wealth PassSM) may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Appendix B – Lincoln Lifetime IncomeSM Advantage or Lincoln IRA Income PlusSM ; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any. For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.
For contracts purchased after June 2, 2003 (or later in some states), the Contractowner may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation
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Date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will begin deducting the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
Death Benefits which are no longer available for election include: 5% Step-up Death Benefit and Estate Enhancement Benefit Rider (EEB Rider). An Appendix to this prospectus provides a detailed description of this Death Benefit.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
General Death Benefit Information
Only one of these Death Benefit elections may be in effect at any one time (in addition to ABESM). Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. A portion of the Death Benefit credited to the contract will be allocated to the variable Subaccounts in proportion to the Contract Value in each variable Subaccount. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:
1. an original certified death certificate or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. If the contract is a nonqualified contract, the Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving, within one year of the Contractowner’s death, the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy. If the contract is a qualified contract or IRA, then the Death Benefit payable to the Beneficiary or joint owner must be distributed within ten years of the Contractowner’s date of death unless the Beneficiary is an “eligible designated beneficiary”. An eligible designated beneficiary may take the Death Benefit distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy, subject to certain additional exceptions.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
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The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Account Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	On or after April 2, 2012	Option 3 for Managed Risk riders
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	On or after May 21, 2012	Option 3 for Managed Risk riders
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If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Max 6 SelectSM Advantage	On or after May 20, 2019	Option 3
Lincoln IRA Income PlusSM	On or after May 20, 2019	Option 3
4LATER® Select Advantage	On or after May 20, 2019	Option 3
i4LIFE® Advantage Select Guaranteed Income Benefit	On or after October 3, 2016	Option 3
Lincoln Market Select® Advantage	On or after October 3, 2016	Option 3
Lincoln Lifetime IncomeSM Advantage 2.0	On or after November 15, 2010	Option 3
Lincoln Lifetime IncomeSM Advantage	February 19, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	October 6, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Small/Mid Cap Value Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds International Fund
•	Delaware VIP® Emerging Markets Series
•	Delaware VIP® International Value Equity Series
•	Delaware VIP® Small Cap Value Series
•	Fidelity® VIP Mid-Cap Portfolio
•	Franklin Allocation VIP Fund
•	Franklin Income VIP Fund
•	Franklin Mutual Shares VIP Fund
•	Invesco Oppenheimer V.I. International Growth Fund
•	Janus Henderson Enterprise Portfolio
•	Janus Henderson Global Research Portfolio
•	JPMorgan Insurance Trust Global Allocation Portfolio
•	LVIP Baron Growth Opportunities Fund
•	LVIP BlackRock Global Real Estate Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Delaware High Yield Fund
•	LVIP Delaware REIT Fund
•	LVIP Delaware SMID Cap Core Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan High Yield Fund
•	LVIP JPMorgan Select Mid Cap Managed Volatility Fund
•	LVIP MFS International Growth Fund
•	LVIP Mondrian International Value Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP SSGA Developed International 150 Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA Emerging Markets Equity Index Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP SSGA Small-Mid Cap 200 Fund
•	LVIP T. Rowe Price 2040 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	LVIP Wellington SMID Cap Value Fund
•	MFS® VIT Growth Series
•	MFS® VIT Utilities Series

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•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Growth VIP Fund
All other Subaccounts will be referred to as “Non-Limited Subaccounts” except ClearBridge Variable Mid Cap Portfolio, Deutsche Alternative Asset Allocation VIP Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT Commodity Real Return® Strategy Portfolio which are not available. The Lincoln SSGA Aggressive Index Model, the Lincoln SSGA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of the rider, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP® Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP® Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
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At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware High Yield Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund
LVIP Western Asset Core Bond Fund
Templeton Global Bond VIP Fund	All other Subaccounts except those in Group 3 and as discussed below.	DWS Alternative Asset Allocation VIP Portfolio LVIP Delaware REIT Fund LVIP SSGA Emerging Markets 100 Fund
The ClearBridge Variable Mid Cap Portfolio, First Trust Capital Strength Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Franklin Templeton Global Equity Managed Volatility Fund 33% and Franklin Mutual Shares VIP Fund 33%).
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Fidelity® VIP Balanced Portfolio
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Allocation VIP Fund
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Advantage Allocation Fund
•	LVIP BlackRock Global Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware High Yield Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund

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•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP T. Rowe Price 2010 Fund
•	LVIP T. Rowe Price 2020 Fund
•	LVIP T. Rowe Price 2030 Fund
•	LVIP T. Rowe Price 2040 Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
•	Templeton Global Bond VIP Fund
To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Structured Moderately Aggressive Equity Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Moderately Aggressive Index Model and Lincoln SSGA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund, the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Structured Conservative Model, and Lincoln SSGA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Investment Requirements – Option 3
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.
If you elect Lincoln IRA Income PlusSM, you must allocate your Contract Value in accordance with the Investment Requirements for the Lincoln IRA Income PlusSM section below.
If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit or other Living Benefit Riders sections below, according to which rider you purchased and the date of purchase. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
Certain Living Benefit Riders guarantee you the right to transition to a version of the i4LIFE® Guaranteed Income Benefit even if that version is no longer available for purchase. If you transition to i4LIFE® Guaranteed Income Benefit, the Investment Requirements under your Prior Living Benefit Rider continue to apply. See i4LIFE® Advantage – i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
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For certain Living Benefit Riders, the Subaccounts of your contract are divided into groups and have specified minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Please review the Investment Requirements below to determine which Investment Requirements apply to your rider. You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group. We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. For other Living Benefit Riders, we may only make certain Subaccounts available to you, which are listed below.
For all Living Benefit Riders, we may add or remove Subaccounts at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event, if you do not wish to be subject to these Investment Requirements.
Option 3 – Investment Requirements for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) purchased on or after May 21, 2018 and prior to May 18, 2020. If you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) on or after May 21, 2018 and prior to May 18, 2020, you must allocate 100% of your Account Value among one or more of the following Subaccounts only. Not all funds may be available, refer to the “Description of the Funds” section of this prospectus for more information.
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP American Century Select Mid Cap Managed Volatility Fund
•	LVIP BlackRock Dividend Value Managed Volatility Fund
•	LVIP BlackRock Global Allocation Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Blended Large Cap Growth Managed Volatility Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Dimensional U.S. Equity Managed Volatility Fund
•	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Invesco Select Equity Income Managed Volatility Fund
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
•	LVIP MFS International Equity Managed Volatility Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA International Managed Volatility Fund
•	LVIP SSGA Large Cap Managed Volatility Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP SSGA SMID Cap Managed Volatility Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund

The fixed account, if available, is only available for dollar cost averaging
As an alternative, to satisfy these Investment Requirements, Account Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Account Value can be allocated to one of the following models: 80/20 Global Allocation Managed Volatility Model, 80/20 U.S. Allocation Managed Volatility Model or 70/30 Global Allocation Managed Volatility Model. You may only choose one asset allocation model at a time, though you may change to a different
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asset allocation model available in your contract. If you terminate an asset allocation model, you must follow the Investment Requirements. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for other Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), are transitioning from this rider to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) prior to May 21, 2018 or on or after May 18, 2020, you must currently allocate your Contract Value among one or more of the following Subaccounts only. Not all funds may be available in your contract; refer to the “Description of the Funds” section of this prospectus for more information.
Group 1 Investments must be at least 20% of Contract Value or Account Value	Group 2 Investments cannot exceed 80% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
JPMorgan Insurance trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund (not available for riders purchased on or after May 21, 2018)
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund
LVIP Western Asset Core Bond Fund	LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	LVIP U.S. Growth Allocation Managed Risk Fund	No subaccounts at this time.
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
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•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund (not available for riders purchased on or after May 21, 2018)
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund
Additionally, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: 80/20 Global Allocation Managed Volatility Model, 80/20 U.S. Allocation Managed Volatility Model or 70/30 Global Allocation Managed Volatility Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3—Investment Requirements for Lincoln IRA Income PlusSM. If you elect Lincoln IRA Income PlusSM, you must allocate 100% of your Contract Value among the following Subaccounts:
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
Option 3 – Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit purchased on or after May 21, 2018. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit on or after May 21, 2018, you may allocate 100% of your Account Value among all Subaccounts except those listed below.
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Large Cap Growth Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	American Funds International Fund
•	ClearBridge Variable Mid cap Portfolio
•	Delaware VIP® Emerging Markets Series
•	DWS Alternative Asset Allocation VIP Portfolio
•	DWS Equity 500 Index VIP Portfolio
•	Fidelity® VIP Growth Portfolio
•	Invesco V.I. American Franchise Fund
•	Invesco V.I. Core Equity Fund
•	Janus Henderson Balanced Portfolio
•	Janus Henderson Enterprise Portfolio
•	Janus Henderson Global Research Portfolio
•	LVIP BlackRock Global Real Estate Fund
•	LVIP Delaware High Yield Fund
•	LVIP Delaware REIT Fund
•	LVIP Delaware SMID Cap Core Fund
•	LVIP Global Income Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA Emerging Markets Equity Index Fund
•	LVIP T. Rowe Price 2010 Fund
•	LVIP T. Rowe Price 2020 Fund
•	LVIP T. Rowe Price 2030 Fund
•	LVIP T. Rowe Price 2040 Fund
•	LVIP T. Rowe Price Growth Stock Fund
•	LVIP Wellington Capital Growth Fund
•	MFS®VIT Utilities Series
•	MFS® VIT II Core Equity Portfolio
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Global Bond VIP Fund
•	Templeton Growth VIP Fund

The fixed account, if available, is only available for dollar cost averaging.
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As an alternative, to satisfy these Investment Requirements, Account Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Account Value can be allocated to one of the following models, if available: Dimensional/Vanguard Moderate Allocation Model, Dimensional/Vanguard Global Growth Allocation Model, or Multi-Manager Moderate Allocation Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Account Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for other Living Benefit Riders purchased on or after October 3, 2016. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit prior to May 21, 2018, Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage. Lincoln Wealth PassSM, 4LATER® Select Advantage, or you are transitioning from Lincoln Market Select® Advantage to i4LIFE® Advantage Select Guaranteed Income Benefit, you must currently allocate your Contract Value or i4LIFE® Advantage Account Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 20% of Contract Value or Account Value.	Group 2 Investments cannot exceed 80% of Contract Value or Account Value.
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund
LVIP Western Asset Core Bond Fund	AB VPS Small/Mid Cap Value Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Fidelity® VIP Balanced Portfolio
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust Capital Strength Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JPMorgan Insurance Trust Global Allocation Portfolio

LVIP Baron Growth Opportunities Fund
LVIP BlackRock Advantage Allocation Fund
LVIP BlackRock Global Allocation Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Delaware Mid Cap Value Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware U.S. Growth Fund
LVIP Delaware Value Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund

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Group 1 Investments must be at least 20% of Contract Value or Account Value.	Group 2 Investments cannot exceed 80% of Contract Value or Account Value.
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington SMID Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT Large Cap Value Fund
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Fidelity® VIP Balanced Portfolio
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Allocation VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Advantage Allocation Fund
•	LVIP BlackRock Global Allocation Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

The fixed account is only available for dollar cost averaging.
Additionally, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models, if available: Dimensional/Vanguard Moderate Allocation Model, Dimensional/Vanguard Global Growth Allocation Model, or Multi-Manager Moderate Allocation Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may
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exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders purchased on or after October 5, 2015 and prior to October 3, 2016. For i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders purchased on or after October 5, 2015 and prior to October 3, 2016, you must currently allocate your Contract Value or Account Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund
LVIP Western Asset Core Bond Fund
AB VPS Small/Mid Cap Value Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Balanced Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JP Morgan Insurance Trust Global Allocation Portfolio

LVIP Baron Growth Opportunities Fund
LVIP BlackRock Advantage Allocation Fund
LVIP Delaware Mid Cap Value Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware U.S. Growth Fund
LVIP Delaware Value Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth	AB VPS Global Thematic Growth Portfolio
American Funds Global Small Capitalization Fund
Delaware VIP® Emerging Markets Series
DWS Alternative Asset Allocation VIP Portfolio

LVIP BlackRock Global Real Estate Fund
LVIP Delaware REIT Fund
LVIP Delaware SMID Cap Core Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Emerging Markets Equity Index Fund
MFS® VIT Utilities Series
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Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington SMID Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT Large Cap Value Fund
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Fidelity® VIP Balanced Portfolio
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Allocation VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Advantage Allocation Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Income Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

Option 3 – Investment Requirements for other Living Benefit Riders purchased prior to October 5, 2015. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), prior to October 5, 2015, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund
LVIP Western Asset Core Bond Fund
All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Global Real Estate Fund
LVIP Delaware REIT Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Emerging Markets Equity Index Fund
MFS® VIT Utilities Series
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The ClearBridge Variable Mid Cap Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, PIMCO VIT CommodityRealReturn® Strategy Portfolio, and Templeton Global Bond VIP Fund are not available. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Fidelity® VIP Balanced Portfolio
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Allocation VIP Fund
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Advantage Allocation Fund
•	LVIP BlackRock Global Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP T. Rowe Price 2010 Fund
•	LVIP T. Rowe Price 2020 Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund or the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSGA Conservative Index Model and the Lincoln SSGA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Living Benefit Riders
This section describes the optional Living Benefit Riders currently offered under this variable annuity contract. Each rider offers one of the following:
•	a minimum withdrawal benefit:
•	Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
•	Lincoln Market Select® Advantage,
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•	Lincoln Max 6 SelectSM Advantage,
•	a minimum Annuity Payout:
•	4LATER® Select Advantage, or
•	i4LIFE® Advantage with or without the Guaranteed Income Benefit.
The following Living Benefit Riders are no longer available for purchase:
•	Lincoln Lifetime IncomeSM Advantage 2.0
•	Lincoln Lifetime IncomeSM Advantage,
•	Lincoln SmartSecurity® Advantage,
•	Lincoln IRA Income PlusSM ,
•	Lincoln Wealth PassSM,
•	4LATER® Advantage, and
•	i4LIFE® Advantage Select Guaranteed Income Benefit.
Certain versions of i4LIFE® Advantage Guaranteed Income Benefit are also unavailable unless guaranteed under the terms of another rider. Lincoln Lifetime IncomeSM Advantage 2.0 is described in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. All other unavailable Living Benefit Riders are described in an Appendix to this prospectus.
These Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the contract. These guarantees are subject to certain conditions, as set forth below. There are differences between the riders in the features provided, income rates, investment options, charge rates, and charge structure. Additionally, the age at which you may begin receiving a benefit from your rider may vary between riders. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. Riders elected at contract issue will be effective on the contract’s effective date. Riders elected after the contract is issued will be effective on the next Valuation Date following approval by us. You cannot elect more than one Living Benefit Rider or payout option offered in your contract at any one time. Your registered representative will help you determine which Living Benefit Rider best suits your financial goals.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under the contract. The riders do not guarantee the investment results of the funds.
There is no guarantee that any Living Benefit Rider (except i4LIFE® Advantage) will be available in the future, as we reserve the right to discontinue them at any time. In addition, we may make different versions of a rider available to new purchasers. Certain broker-dealers may require Contractowners to make post-contract issue rider requests through their registered representative. If your registered representative of record is affiliated with such a broker-dealer we will not process your request until you consult with your registered representative.
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what impact, if any, the Excess Withdrawal will have on any guarantees under the Living Benefit Rider.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information.
From time to time, we relax our rules that apply to dropping certain riders and subsequently adding certain new ones. For example, we may waive the waiting period and instead permit you to add a new rider immediately after dropping your old one. We may also let you drop a rider before it has been in effect for the required holding period. When you drop your old rider, your old rider and charge will be terminated.
If you drop a rider for a new one during a period of time when we do not have an offer in place or have a different offer, you will not be eligible for any future offers related to the rider you previously dropped, even if such future offer would have included a greater or different benefit.
Rate Sheets
The current Enhancement rate, Protected Annual Income rates, and Guaranteed Income Benefit percentages available under certain Living Benefit Riders are declared in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and/or current percentages and the date by which your rider election form must be signed and dated for a rider to be issued with those rates and/or
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percentages. The rates and/or percentages may be superseded at any time, in our sole discretion, and may be higher or lower than the rates and/or percentages on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate and/or percentage indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. The rates and/or percentages from previous effective periods are included in Appendix C and D to this prospectus.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after the Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse if the joint life option is chosen. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Account Value Step-up and Enhancement.
Please note any withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet, or that exceed the Protected Annual Income amount(s) are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider is available for election on all existing contracts. The rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value at the time of election must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $1 million or more.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be age 85 or younger (younger of you or your spouse) at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing rider. In most cases, you must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For more information on termination rules, see the “Termination” section associated with your Living Benefit Rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes
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the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
For rider elections on and after April 2, 2018, and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to April 2, 2018, do not have an Enhancement Base, but will use the Protected Income Base to determine the Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payment. For example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base or Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason including market loss. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (as described later in this prospectus).
Excess Withdrawals reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there were no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base, if applicable, is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate. The Protected Income Base or the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date for determining the Enhancement Amount.
The current Enhancement rate applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Enhancement rate for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your rate will not change as a result.
The Enhancement rate applicable to new rider elections is set forth in a supplement to a Rate Sheet prospectus supplement. The Rate Sheet indicates the Enhancement rate and the date by which your application or rider election form must be signed and dated for a rider to be issued with this rate. The rate may be superseded at any time, in our sole discretion, and may be higher or lower than the rate on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020 but prior to August 17, 2020	Enhancement Base	5%
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If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after February 20, 2018 (April 2, 2018, if your rider was elected after the contract issue date), but prior to May 18, 2020, subject to state availability	Enhancement Base	6%
Prior to February 20, 2018 (April 2, 2018, if your rider was elected after the contract issue date)	Protected Income Base	5%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of a 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made:
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for an Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to
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be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 5% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). An Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Withdrawal Amount. Protected Annual Income withdrawals are available at the minimum age stated on the Rate Sheet. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option).
The initial Protected Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under the minimum age as stated in the Rate Sheet at the time the rider is elected the initial Protected Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are older than the minimum age as stated in the Rate Sheet at the time the rider is elected the initial Protected Annual Income amount will be equal to a specified percentage of the Protected Income Base. Upon your first withdrawal the Protected Annual Income rate is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first withdrawal the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the remaining Protected Annual Income amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will automatically resume and continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount.
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The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount affect the Protected Income Base, the Enhancement Base, and the Contract Value. The example assumes a 5% Enhancement, a 4.00% Protected Annual Income rate, and a Contract Value of $200,000:
Contract Value on the rider's effective date	$200,000
Protected Income Base and Enhancement Base on the rider's effective date	$200,000
Initial Protected Annual Income amount on the rider's effective date ($200,000 x 4.00%)	$8,000
Contract Value six months after rider's effective date	$210,000
Protected Income Base and Enhancement Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on first Benefit Year anniversary	$205,000
Protected Annual Income amount on first Benefit Year anniversary ($205,000 x 4.00%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and Enhancement Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Protected Annual Income amount is $8,200 (4.00% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $8,000 (4.00% of $200,000 Protected Income Base), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $8,400 ($8,000 + 4.00% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Protected Annual Income amount but are added to the Contract Value and may increase the Protected Income Base upon an Account Value Step-up which in return may increase the Protected Annual Income amount.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount after the Protected Income Base is adjusted either by an Enhancement or an Account Value Step-up will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Protected Annual Income rate will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is
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approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Protected Annual Income amount also include the Nursing Home Enhancement amount.
Owners of contracts issued in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Protected Annual Income rate upon the diagnosis of a terminal illness, subject to certain conditions. The Protected Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Protected Annual Income amount also include the terminal illness enhancement amount for owners of contracts issued in South Dakota only.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet; or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	The Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	The Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base and Enhancement Base, the Protected Annual Income amount and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes a $12,370 reduction in the Protected Income Base and Enhancement Base.
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Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $3,825 (4.50% of the Protected Income Base of $85,000)
After a $12,000 Withdrawal ($3,825 is within the Protected Annual Income amount, $8,175 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $3,825 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $56,175 ($60,000 - $3,825)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $8,175 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by 14.553%, the same proportion by which the Excess Withdrawal reduced the $56,175 Contract Value ($8,175 ÷ $56,175)
Contract Value = $48,000 ($56,175 - $8,175)
Protected Income Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Enhancement Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Protected Annual Income amount = $3,268 (4.50% of $72,630 Protected Income Base)
On the following Benefit Year anniversary, the Contract Value has been reduced due to a declining market, but the Protected Income Base and Enhancement Base are unchanged:
Contract Value = $43,000
Protected Income Base = $72,630
Enhancement Base = $72,630
Protected Annual Income amount = $3,268 (4.50% x $72,630)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,825 Protected Annual Income amount is not subject to surrender charges; the $8,175 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4. This contract is not a beneficiary IRA; and
5. The younger of you or your spouse (joint life option) reach the minimum age, as stated on the Rate Sheet.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Protected Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value.
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If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Contractowners may decide to choose the PAIPO over i4LIFE® Advantage Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the lives of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option under the terms and charge in effect at the time for a new purchase (depending on rider availability). In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Protected Income Base and the Protected Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Owners of contracts issued in Florida who elect their rider on or after January 20, 2015 and prior to April 2, 2018, may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon election of Lincoln Market Select® Advantage for Contractowners who elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to January 1, 2017;
•	upon the death under the single life option or the death of the surviving Secondary Life under the joint life option;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	on the date the Contractowner is changed due to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you elected Lincoln Lifetime IncomeSM Advantage 2.0 (Management Risk) prior to January 1, 2017, we will no longer require a one-year waiting period before electing Lincoln Market Select® Advantage.
i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who elect either version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to later transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This transition
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must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
You should consider that not all i4LIFE® Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE® Advantage with Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for available Death Benefit options.
Lincoln Market Select® Advantage
Lincoln Market Select® Advantage is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after the Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen. You may consider purchasing Lincoln Market Select® Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Account Value Step-up and Enhancement.
Please note any withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet, or that exceed the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base if reduced to zero. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. The Lincoln Market Select® Advantage rider is available for election on all existing contracts. The rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value at the time of election must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $1 million or more.
Lincoln Market Select® Advantage is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be age 85 or younger (younger of you or your spouse) at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider and you wish to elect Lincoln Market Select® Advantage, you must first terminate your existing rider. In most cases, you must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you elect Lincoln Market Select® Advantage. For more information on termination rules, see the “Termination” section associated with your Living Benefit Rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
If you elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to January 1, 2017, and you want to terminate that rider to elect Lincoln Market Select® Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Additionally, we will no longer require a one-year waiting period before electing Lincoln Market Select® Advantage. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and elect Lincoln Market Select® Advantage. There is no guarantee that these waivers will be offered in the future, as we reserve the right to discontinue them at any time.
In general, anytime you terminate a rider, you will no longer be entitled to any of the benefits that have accrued under that rider. If you decide to drop an existing rider, your current Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer either your current Protected Income Base or Enhancement Base to the new rider. Your initial Protected
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Income Base under Lincoln Market Select® Advantage will be equal to the Contract Value on the new rider effective date. Your initial Enhancement Base will be equal to the Protected Income Base on the rider effective date.
You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market Select® Advantage before making your decision. Different riders do not include all the same features and may not provide the same level of guarantee. You should also compare the fees and charges of each rider. If you have any question about terminating your existing rider to elect a new one, you should contract your registered representative or call us at 1-888-868-2583.
If you decide to elect Lincoln Market Select® Advantage, you will be required to adhere to the Investment Requirements for your new rider. See – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
For rider elections on and after April 2, 2018, and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to April 2, 2018 do not have an Enhancement Base but will use the Protected Income Base to determine the Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payment. For example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base or Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there were no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base, if applicable, is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate. The Protected Income Base or the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date for determining the Enhancement Amount.
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The current Enhancement rate applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Enhancement rate for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your rate will not change as a result.
The Enhancement rate applicable to new rider elections is set forth in a supplement to a Rate Sheet prospectus supplement. The Rate Sheet indicates the Enhancement rate and the date by which your application or rider election form must be signed and dated for a rider to be issued with this rate. The rate may be superseded at any time, in our sole discretion, and may be higher or lower than the rate on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020 but prior to August 17, 2020	Enhancement Base	5%
On or after February 20, 2018 (April 2, 2018 if your rider was elected after the contract issue date) but prior to May 18, 2020, subject to state availability	Enhancement Base	6%
Between August 29, 2016 (October 3, 2016 if your rider was elected after the contract issue date) and February 20, 2018 (April 2, 2018 if your rider was elected after the contract issue date)	Protected Income Base	5%
Prior to August 29, 2016 (October 3, 2016, if your rider was elected after the contract issue date)	N/A	N/A
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made:
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for an Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the Enhancement is included in the Withdrawal Amount section below.
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Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. For riders purchased on and after April 2, 2018, and subject to state availability, a new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs. Rider elections prior to April 2, 2018, and subject to state availability, only have one 10-year Enhancement Period.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Protected Income Base after an Enhancement (if any).
For riders elected on or after February 20, 2018 (April 2, 2018 if elected after the contract effective date), and subject to state availability, each time the Account Value Step-up occurs, a new Enhancement Period begins. The Account Value Step-up is available even in those years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 5% Enhancements impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). The 5% Enhancement or an Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Withdrawal Amount. Protected Annual Income withdrawals are available at the minimum age stated on the Rate Sheet. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option).
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you or your spouse will be used. The Protected Annual Income amount will change upon an Account Value Step-up, an Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current
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Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the remaining Protected Annual Income amounts for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will automatically resume and continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base, the Enhancement Base and the Contract Value. The example assumes a 5% Enhancement, a 4% Protected Annual Income rate, and a Contract Value of $200,000:
Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider’s effective date	$210,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after the rider’s effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $8,000 (4% of $200,000 Protected Income Base), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $8,400 ($8,000 + 4% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet; or
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3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base, the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by approximately 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $4,250 Protected Annual Income amount is not subject to surrender charges: the $7,750 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
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3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	The younger of you or your spouse (joint life option) reach the minimum age, as stated on the Rate Sheet.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Protected Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage Select Guaranteed Income Benefit, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Contractowners may decide to choose the PAIPO over i4LIFE® Advantage Select Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the life of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Market Select® Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Market Select® Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market Select® Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Owners of contracts issued in Florida who elected their rider prior to April 2, 2018, may terminate their rider at any time after the first Benefit Year anniversary. Lincoln Market Select® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon death under the single life option or the death of the Secondary Life under the joint life option;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
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The termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who elect Lincoln Market Select® Advantage may decide to later transition to i4LIFE® Advantage Guaranteed Income Benefit. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
Lincoln Max 6 SelectSM Advantage
Lincoln Max 6 SelectSM Advantage is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a guaranteed Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after an Enhancement;
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are based upon specified percentages of the Protected Income Base, which are age-based and may increase over time. Your Protected Annual Income payments will be reduced if your Contract Value is reduced to zero. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.
Please note any withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet, or that exceed the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. If the Enhancement Base is reduced to zero, you will not be eligible for further Enhancements. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. The Lincoln Max 6 SelectSM Advantage rider is available for election on all existing contracts. The rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value at the time of election must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $1 million or more.
Lincoln Max 6 SelectSM Advantage is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider and you wish to elect Lincoln Max 6 SelectSM Advantage, you must first terminate your existing rider. You must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you will be able to elect Lincoln Max 6 SelectSM Advantage. For more information on termination rules, see the “Termination” section associated with your rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
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The Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base and the Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Benefit through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there are no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate. The Enhancement Base is not reduced by Purchase Payments received in the first 90 days after the rider effective date.
The current Enhancement rate applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Enhancement rate for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your rate will not change as a result.
The Enhancement rate applicable to new rider elections is set forth in a supplement to a Rate Sheet prospectus supplement. The Rate Sheet indicates the Enhancement rate and the date by which your application or rider election form must be signed and dated for a rider to be issued with this rate. The rate may be superseded at any time, in our sole discretion, and may be higher or lower than the rate on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020 but prior to August 17, 2020	Enhancement Base	5%
Prior to May 18, 2020, subject to state availability	Enhancement Base	6%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of
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the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of a 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for an Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-ups.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in those years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and an Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
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On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). The 5% Enhancement or an Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Withdrawal Amount. Protected Annual Income withdrawals are available at the minimum age stated on the Rate Sheet. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero because of an Excess Withdrawal, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option) but will be reduced if your Contract Value is reduced to zero.
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected and whether or not your Contract Value has been reduced to zero. Under the joint life option, the age of the younger of you or your spouse will be used. The Protected Annual Income amount will change upon an Account Value Step-up, an Enhancement (if applicable), additional Purchase Payments, and Excess Withdrawals, as described below.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Protected Annual Income payments are not available until you have reached the minimum age stated on the Rate Sheet. If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the Protected Annual Income rate and amount will be immediately reduced, as reflected on your Rate Sheet. The Protected Annual Income amount payable as calculated in Table A of the Rate Sheet cannot exceed the remaining Contract Value. However, if the total Protected Annual Income amounts received in the Benefit Year your Contract Value is reduced to zero are less than the recalculated Protected Annual Income amount based on Table B of the rate sheet payable for the remainder of the year, the difference for the remainder of that Benefit Year is payable in a lump sum. Otherwise, you will not be able to receive further Protected Annual Income payments until the next Benefit Year anniversary when scheduled payments automatically resume. Withdrawals equal to the Protected Annual Income amount will continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base, the Enhancement Base, and the Contract Value. The example assumes a 5% Enhancement, a 4% Protected Annual Income rate, and a Contract Value of $200,000:
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Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider’s effective date	$210,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-up will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up, will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate. The Protected Annual Income will be lower when your Contract Value is reduced to zero for any reason other than an Excess Withdrawal, which will result in a reduced Protected Annual Income amount.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet; or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base, the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
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After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by approximately 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	The younger of you or your spouse (joint life option) reach the minimum age, as stated on the Rate Sheet.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annuity payments equal to the Protected Income Base multiplied by the Protected Annual Income rate shown in Table B of your Rate Sheet, for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the lives of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Contract Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible to receive the final payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments
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received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Max 6 SelectSM Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Max 6 SelectSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Max 6 SelectSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Max 6 SelectSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon death under the single life option or the death of the Secondary Life under the joint life option;
•	upon election of i4LIFE® Advantage;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
4LATER® Select Advantage
4LATER® Select Advantage is a Living Benefit Rider available for purchase that provides a Protected Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Select Advantage, you must later transition to i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. The 4LATER® Select Advantage rider is available for election on all existing contracts. The rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value at the time of election must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $1 million or more.
4LATER® Select Advantage is not available with qualified contracts and is designed primarily for purchasers of nonqualified contracts where the Contractowner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. The Contractowner, Annuitant, and Secondary Life under the joint life option must be age 85 or younger at the time this rider is elected.
If you own a Living Benefit Rider and you wish to elect 4LATER® Select Advantage, you must first terminate your existing Living Benefit Rider. In most cases, you must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect 4LATER® Select Advantage. For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
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If you elected 4LATER® Advantage (Managed Risk) and you want to terminate that rider to elect 4LATER® Select Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Additionally, we will no longer require a one-year waiting period before electing a new Living Benefit Rider in these situations. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing 4LATER® Advantage (Managed Risk) rider and elect 4LATER® Select Advantage. There is no guarantee that these waivers will be offered in the future, as we reserve the right to discontinue them at any time.
In general, anytime you terminate a rider, you will no longer be entitled to any of the benefits that have accrued under that rider. If you decide to drop an existing rider, your current Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer either your current Protected Income Base or Enhancement Base to the new rider. Your initial Protected Income Base under 4LATER® Select Advantage will be equal to the Contract Value on the new rider effective date. Your initial Enhancement Base will be equal to the Protected Income Base on the rider effective date.
You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by 4LATER® Select Advantage before making your decision. Different riders do not include all the same features and may not provide the same level of guarantee. You should also compare the fees and charges of each rider. If you have any question about terminating your existing rider to elect a new one, you should contract your registered representative or call us at 1-888-868-2583.
If you decide to elect 4LATER® Select Advantage, you will be required to adhere to the Investment Requirements for your new rider. See – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is the value used to calculate the Guaranteed Income Benefit amount under i4LIFE® Advantage Select Guaranteed Income Benefit at a later date. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by all withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life if joint life option) are the covered lives.
For rider elections on and after June 11, 2018, and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to June 11, 2018 do not have an Enhancement Base.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payments. For example, an additional Purchase Payment of $10,000 will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base, but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base and Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Protected Income Base and Enhancement Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. The reduction to the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Protected Income Base, Enhancement Base, and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Protected Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Protected Income Base = $125,500
Enhancement Base = $125,500
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After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Protected Income Base and Enhancement Base are also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Protected Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
Enhancement Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Protected Income Base and Enhancement Base, and as a result will reduce your future Guaranteed Income Benefit. If the Protected Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Annuitant (single life option) or the Annuitant and Secondary Life (joint life option) are under age 86;
b. there were no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate. The Protected Income Base and the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date.
The current Enhancement rate applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Enhancement rate for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your rate will not change as a result.
The Enhancement rate applicable to new rider elections is set forth in a supplement to a Rate Sheet prospectus supplement. The Rate Sheet indicates the Enhancement rate and the date by which your application or rider election form must be signed and dated for a rider to be issued with this rate. The rate may be superseded at any time, in our sole discretion, and may be higher or lower than the rate on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020 but prior to August 17, 2020	Enhancement Base	5%
On or after June 11, 2018 but prior to May 18, 2020, subject to state availability	Enhancement Base	6%
Prior to June 11, 2018	Protected Income Base	5%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
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Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for an Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. For riders elected on and after June 11, 2018, and subject to state availability, a new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs. Rider elections prior to June 11, 2018, only have one 10-year Enhancement Period.
Account Value Step-up. The Protected Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date, is equal to or greater than the Protected Income Base after an Enhancement (if any).
For riders elected on or after June 11, 2018, and subject to state availability, each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 5% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700).
Death Prior to the Annuity Commencement Date. 4LATER® Select Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in this prospectus) will be in effect. Election of the 4LATER® Select Advantage does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
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If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Select Advantage rider will continue. Upon the second death of either the Annuitant or Secondary Life, the rider will terminate.
Upon the death of the Contractowner, this rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Termination. After the fifth anniversary of the effective date of the 4LATER® Select Advantage rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Select Advantage will automatically terminate:
•	on the Annuity Commencement Date;
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the second death of either the Annuitant or Secondary Life;
•	when the Protected Income Base is reduced to zero due to withdrawals;
•	the last day that you can elect i4LIFE® Advantage (age 95, younger of you or your spouse); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Select Guaranteed Income Benefit option. If you elect 4LATER® Select Advantage, you must later transition to i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage provides variable, periodic Regular Income Payments for life subject to certain conditions. The optional Guaranteed Income Benefit provides a minimum payout floor for those Regular Income Payments. These payments are made during two time periods; an Access Period and a Lifetime Income Period, which are discussed in further detail below. If your Account Value is reduced to zero (except by additional withdrawals as described below), these payments will continue for your life (or the lives of you and your Secondary Life under the joint lifetime option) during the Lifetime Income Period. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. If your Account Value is reduced to zero due to any additional withdrawals, i4LIFE® Advantage will end and your contract will terminate. The Guaranteed Income Benefit is described in further detail below.
When you elect i4LIFE® Advantage, you must choose the Annuitant and Secondary Life (if applicable). The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
Availability. i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to the terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form. Additionally, certain Living Benefit Riders allow a transition to i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below. If you intend to use the Protected Income Base
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or the Guaranteed Amount from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
i4LIFE® Advantage and the Guaranteed Income Benefit are available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability in the SEP market). i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage without the Guaranteed Income Benefit must be elected by age 95 on IRA contracts or age 110 on nonqualified contracts. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. i4LIFE® Advantage is not available to beneficiaries of IRA contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions.
Access Period. The Access Period begins on the Periodic Income Commencement Date and is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit. During this period, you may surrender the contract and make withdrawals from your Account Value (defined below). The Lifetime Income Period begins immediately at the end of the Access Period and the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of Regular Income Payments or market loss, your Access Period ends.
The minimum and maximum Access Periods are established at the time you elect i4LIFE® Advantage with or without the Guaranteed Income Benefit. The current Access Period requirements are outlined in the following chart:
	Minimum Access Period	Maximum Access Period
i4LIFE® Advantage (without a Guaranteed Income Benefit)	5 years	The length of time between your age and age 115 for nonqualified contracts; age 100 for qualified contracts
Select Guaranteed Income Benefit Guaranteed Income Benefit (Managed Risk)	Longer of 20 years or the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections on or after May 21, 2012	Longer of 20 years or the difference between your age (nearest birthday) and age 100	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections prior to May 21, 2012	Longer of 20 years of the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 2 and 3)	Longer of 15 years or the difference between your age (nearest birthday) and age 85	To age 115 for nonqualified contracts; to age 100 for qualified contracts
The minimum Access Period requirements may vary if you transition to i4LIFE® Advantage Guaranteed Income Benefit from another rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below.
Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. For versions 1, 2, and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion of the reduction in the Regular Income Payment. This reduction of the i4LIFE® Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk, or Guaranteed Income Benefit (version 4). If you shorten the Access Period, the i4LIFE® Advantage Guaranteed Income Benefit will terminate. Currently, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. If we lower the Access Period to comply with IRC provisions, there is no impact to the Guaranteed Income Benefit.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the
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Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. You will have access to your Account Value during the Access Period. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life under the joint life option) and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living.
When you elect i4LIFE® Advantage, you will make several choices that will impact the amount of your Regular Income Payments:
•	single or joint life option;
•	the date you will receive the initial Regular Income Payment;
•	the frequency of the payments (monthly, quarterly, semi-annually or annually);
•	the frequency the payment is recalculated;
•	the assumed investment return (AIR); and
•	the date the Access Period ends and the Lifetime Income Period begins.
Some of the choices will not be available if you elect the Guaranteed Income Benefit.
If you do not choose a payment frequency, the default is a monthly payment frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, on December 31st (if not a Valuation Date, then on the first Valuation Date of the calendar year). For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments if Guaranteed Income Benefit is elected.
AIR rates of 3%, 4%, 5%, or 6% may be available for Regular Income Payments under i4LIFE® Advantage. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments.
A 3% AIR will be used to calculate the Regular Income Payments under:
•	Elections of Guaranteed Income Benefit (Managed Risk) on or after May 18, 2020; and
•	Select Guaranteed Income Benefit elections prior to February 19, 2019.
A 4% AIR will be used to calculate the Regular Income Payments under:
•	Select Guaranteed Income Benefit elections made between February 19, 2019 and May 17, 2020; and
•	Elections of all other versions of Guaranteed Income Benefit prior to May 18, 2020.
The AIR used to calculate the Regular Income Payments if transitioning from a Prior Rider may be different. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below.
Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage and will continue until the death of the Annuitant or Secondary Life, if applicable, or surrender.
Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. The amount of the initial Regular Income Payment is determined by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also
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reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The amount of your Regular Income Payment will be impacted by the length of the Access Period you have chosen. For example, if a 70-year old male makes a $100,000 initial Purchase Payment, elects monthly payments, a 4% AIR, and a 20-year Access Period, the initial Regular Income Payment will be $509.67 per month ($6,116.04 annually). Using the same assumptions, but with a 30-year Access Period, the initial Regular Income Payment will be $448.85 per month ($5,386.20 annually).
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
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Guaranteed Income Benefit
The Guaranteed Income Benefit is an optional benefit that is available for an additional charge. It provides that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available, unless you are transitioning to Guaranteed Income Benefit from a Prior Rider.
If you purchase any version of i4LIFE® Advantage Guaranteed Income Benefit, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information. You will be subject to those Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, certain Living Benefit Riders may guarantee a Contractowner the right to transition from that Prior Rider to a version of i4LIFE® Advantage Guaranteed Income Benefit that may no longer be offered. The transition rules are set forth below.
In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
Guaranteed Income Benefit Amount. For Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk), and Guaranteed Income Benefit (version 4), the Guaranteed Income Benefit will be based on A, or, if transitioning from a Prior Rider, the greater of A and B:
A.	the Account Value immediately prior to electing Guaranteed Income Benefit; or
B.	the Protected Income Base under the Prior Rider (or the Guaranteed Amount under Lincoln SmartSecurity® Advantage) reduced by all Protected Annual Income payments since the last Account Value Step-up (or inception date if no step-ups have occurred).
The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the above, based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The following is an example of how the Guaranteed Amount or the Protected Income Base from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Protected Income Base on date i4LIFE® Advantage Guaranteed Income Benefit is elected:	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Protected Income Base which is greater than $100,000 Account Value)	$6,300
For Guaranteed Income Benefit (version 2 and 3), the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value) in effect at the time the Guaranteed Income Benefit is elected.
Guaranteed Income Benefit Percentages and Age-Bands. The specific percentages and applicable age-bands for calculating the initial Guaranteed Income Benefit are discussed below.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentages may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.
Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk). The initial Guaranteed Income Benefit percentages applicable to new rider elections, including transitions from a Prior Rider, are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your rider election form must be signed and dated for a contract to be issued with that percentage. The percentages may change periodically and may be higher or lower than the percentages on the previous Rate Sheet.
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The Guaranteed Income Benefit percentages for the next effective period will be disclosed in a new Rate Sheet at least 10 days before the end of the indicated effective period. Your rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet in order to get the percentage indicated in a Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Guaranteed Income Benefit percentages for previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit (version 4). The specified percentages and the corresponding age-bands for calculating the Guaranteed Income Benefit under Guaranteed Income Benefit (version 4) are outlined in an Appendix to this prospectus. Guaranteed Income Benefit (version 4) is only available for purchase if you are guaranteed the right to elect a prior version under a Prior Rider.
Guaranteed Income Benefit General Provisions
For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Monthly Guaranteed Income Benefit	$810
Monthly Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
Guaranteed Income Benefit Step-up
Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk and version 4). The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the first Valuation Date of the first periodic income payment of each calendar year.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 4% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
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8/1/2021 Amount of initial Regular Income Payment	$4,801
8/1/2021 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2021 Initial Guaranteed Income Benefit (4% x $100,000 Account Value)	$4,000
8/1/2022 Recalculated Regular Income Payment	$6,000
8/1/2022 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). The Guaranteed Income Benefit will automatically step-up every three years to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), the Guaranteed Income Benefit will not step-up on an anniversary, but will remain level.
i4LIFE® Advantage Guaranteed Income Benefit Transitions
Certain Living Benefit Riders (“Prior Rider”) allow you to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit.
If your Prior Rider is...	you will transition to…
Lincoln Market Select® Advantage 4LATER® Select Advantage	Select Guaranteed Income Benefit
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Guaranteed Income Benefit (Managed Risk)
Lincoln Lifetime IncomeSM Advantage 2.0	Guaranteed Income Benefit (version 4)
The following discussion applies to all of these transitions.
If you have elected one of the Prior Riders listed above, you are guaranteed the right to transition to the applicable version of the Guaranteed Income Benefit even if that version is no longer available for purchase. You are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time you purchased your Prior Rider. The Investment Requirements under your Prior Rider continue to apply after you transition to the Guaranteed Income Benefit. See The Contracts – Investment Requirements for a description of these investment requirements. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the greater of your Account Value or Protected Income Base or Guaranteed Amount, as applicable, based on your age (or the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
Your decision to transition to the Guaranteed Income Benefit must be made prior to the Annuity Commencement Date, and by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (purchased prior to May 18, 2020), or Lincoln Lifetime IncomeSM Advantage 2.0 (purchased prior to April 2, 2012) who have waited until after the fifth Benefit Year anniversary may elect the appropriate version of i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you have the single life option under your Prior Rider, you must transition to the single life option under i4LIFE® Advantage Guaranteed Income Benefit; joint life option must transition to the joint life option. The minimum Access Period requirements may vary based on which Prior Rider you elected, and are specifically listed in the chart below.
While i4LIFE® Advantage Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
Different minimum Access Period requirements may apply if you use the greater of the Account Value or Protected Income Base (less amounts paid since the last automatic step-up) under a Prior Rider to calculate the Guaranteed Income Benefit as set forth below:
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Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to May 18, 2020
Purchasers of 4LATER® Advantage (Managed Risk)
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 18, 2020 Purchasers of Lincoln Market Select® Advantage Purchasers of 4LATER® Select Advantage	Longer of 20 years or the difference between your age and age 90	N/A

A 3% AIR will be used to calculate the Regular Income Payments for all transitions to i4LIFE® Advantage Select Guaranteed Income Benefit, and for transitions to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) if your Prior Rider was purchased on or after May 18, 2020. A 4% AIR will be used to calculate the Regular Income Payments for all other transitions to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) if your Prior Rider was purchased prior to May 18, 2020.
When deciding whether to transition from your Prior Rider to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your Secondary Life under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Protected Annual Income amounts from your Prior Rider. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your Prior Rider, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under your Prior Rider are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
i4LIFE® Advantage Death Benefits
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit, who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began (if premium taxes have been deducted from the Contract Value).
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is only available during the Access Period and is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is only available during the Access Period and is equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
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•	all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election. Withdrawals that were not treated as Excess Withdrawals under a Prior Rider will reduce the Death Benefit by the dollar amount of the withdrawal.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period and is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments, including Guaranteed Income Benefit payments, and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
If your contract has the ABESM Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this enhancement amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value. We will look at such values on the contract annual anniversary date.
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In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. These Death Benefit options are only available during the Access Period and will terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
i4LIFE® Advantage General Provisions
Withdrawals. You may request a withdrawal at any time prior to the end of the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to the end of the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject
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to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice. Upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
i4LIFE® Advantage will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested a decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination of i4LIFE® Advantage Guaranteed Income Benefit due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value, Protected Income Base, or Guaranteed Amount under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage and any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Lincoln IRA Income PlusSM may elect to annuitize their Protected Income Base under the Protected Annual Income Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The minimum rates used to purchase any of the annuity options discussed below are shown in the contract.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Protected Annual Income Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
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Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Unit Refund. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	the annuity tables contained in the contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
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Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual net investment rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Currently the fixed account is available for dollar cost averaging purposes only.
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
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•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B+K)[n]

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where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K	=	a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. Lincoln reserves the right to not reinstate certain riders that were in effect prior to the surrender/withdrawal. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation
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Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
We may not accept reinvestment into the fixed side of the contract.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry Regulatory Authority). The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 5.10% of Purchase Payments, plus up to 0.25% quarterly based on Contract Value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 5.10% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.00% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and
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services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2020 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the investment in the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
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•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the investment in the contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income , Persistency Credits, and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, Persistency Credits, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the contract. In certain circumstances, your Purchase Payments and investment in the contract are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
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Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the contract not yet distributed from the contract. All Annuity Payouts in excess of the investment in the contract not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the contract not previously received. The new owner’s investment in the contract would then be increased to reflect the amount included in income.
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Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional protected lifetime income fees, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•	Increased the required beginning date measuring age from 70½ to 72 for any participant or IRA owner who did not attain age 70½ prior to January 1, 2020. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which a participant or IRA owner reached age 72.
•	Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•	Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•	Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
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Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•	Distribution received as reimbursement for certain amounts paid for medical care, or
•	Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
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Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
103

Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
104

Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or protected lifetime income fees;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security and Business Interruption Risks
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from Contractowners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
105

After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
106

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln ChoicePlusSM II Advance
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlusSM II Advance.
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.
107

(This page intentionally left blank)
108

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth Portfolio - Class B
2011	12.195	9.160	5	12.278	9.226	7	12.309	9.254	9	12.482	9.398	41	4.704	3.545	14
2012	9.160	10.172	5	9.226	10.251	2	9.254	10.288	9	9.398	10.467	36	3.545	3.951	9
2013	10.172	12.263	5	10.251	12.365	2	10.288	12.415	1*	10.467	12.649	30	3.951	4.780	9
2014	12.263	12.604	4	12.365	12.715	2	12.415	12.773	1*	12.649	13.034	24	4.780	4.930	8
2015	12.604	12.688	3	12.715	12.806	2	12.773	12.870	1*	13.034	13.154	23	4.930	4.980	5
2016	12.688	12.334	1*	12.806	12.455	2	12.870	12.524	1*	13.154	12.819	18	4.980	4.858	6
2017	12.334	16.487	1*	12.455	16.659	2	12.524	16.755	1*	12.819	17.177	15	4.858	6.517	5
2018	16.487	14.554	1*	16.659	14.713	2	16.755	14.806	1*	17.177	15.202	12	6.517	5.773	5
2019	14.554	18.524	1*	14.713	18.736	2	14.806	18.862	1*	15.202	19.397	7	5.773	7.373	5
2020	18.524	25.266	1*	18.736	25.568	2	18.862	25.734	1*	19.397	26.523	8	7.373	10.092	2
AB VPS Growth and Income Portfolio - Class B(1)
2009	8.582	10.129	24	8.613	10.170	87	8.645	10.213	55	8.740	10.341	641	8.013	9.490	324
2010	10.129	11.205	19	10.170	11.256	64	10.213	11.309	47	10.341	11.468	537	9.490	10.535	251
2011	11.205	11.655	35	11.256	11.715	57	11.309	11.776	48	11.468	11.959	359	10.535	10.997	191
2012	11.655	13.401	31	11.715	13.476	48	11.776	13.554	43	11.959	13.785	286	10.997	12.689	170
2013	13.401	15.646	26	13.476	15.736	46	13.554	15.829	25	13.785	16.109	265	12.689	14.833	161
AB VPS International Value Portfolio - Class B(2)
2009	5.607	7.387	8	5.614	7.401	28	N/A	N/A	N/A	5.643	7.454	80	5.659	7.482	55
2010	7.387	7.556	8	7.401	7.574	34	N/A	N/A	N/A	7.454	7.644	66	7.482	7.680	41
2011	7.556	5.97	2	7.574	5.987	28	7.591	6.003	3	7.644	6.054	45	7.68	6.089	37
2012	5.97	6.685	1*	5.987	6.708	29	6.003	6.730	3	6.054	6.797	43	6.089	6.843	31
2013	6.685	7.349	1*	6.708	7.374	27	6.730	7.400	3	6.797	7.478	37	6.843	7.532	30
AB VPS Large Cap Growth Portfolio - Class B
2011	10.885	10.325	9	10.935	10.378	10	10.985	10.430	14	11.140	10.594	85	5.872	5.590	91
2012	10.325	11.759	8	10.378	11.825	9	10.430	11.891	10	10.594	12.097	70	5.590	6.389	88
2013	11.759	15.799	5	11.825	15.895	7	11.891	15.992	9	12.097	16.294	55	6.389	8.615	70
2014	15.799	17.638	4	15.895	17.754	7	15.992	17.872	9	16.294	18.236	46	8.615	9.651	54
2015	17.638	19.175	3	17.754	19.311	6	17.872	19.448	10	18.236	19.875	44	9.651	10.529	45
2016	19.175	19.247	3	19.311	19.394	6	19.448	19.541	8	19.875	20.000	35	10.529	10.606	38
2017	19.247	24.854	4	19.394	25.056	5	19.541	25.259	4	20.000	25.891	30	10.606	13.743	38
2018	24.854	24.940	4	25.056	25.155	4	25.259	25.373	4	25.891	26.046	24	13.743	13.839	34
2019	24.940	32.864	3	25.155	33.164	4	25.373	33.467	3	26.046	34.406	15	13.839	18.300	27
2020	32.864	43.557	3	33.164	43.977	4	33.467	44.401	2	34.406	45.715	14	18.300	24.340	23
AB VPS Small/Mid Cap Value Portfolio - Class B
2011	22.436	20.106	6	22.539	20.208	14	22.645	20.313	2	22.961	20.627	112	23.174	20.840	56
2012	20.106	23.359	4	20.208	23.490	14	20.313	23.624	2	20.627	24.025	83	20.840	24.297	38
2013	23.359	31.530	5	23.490	31.722	18	23.624	31.919	1*	24.025	32.510	74	24.297	32.910	35
2014	31.530	33.687	4	31.722	33.909	15	31.919	34.137	1*	32.510	34.821	62	32.910	35.285	32
2015	33.687	31.155	4	33.909	31.376	15	34.137	31.603	1*	34.821	32.284	60	35.285	32.748	28
2016	31.155	38.129	3	31.376	38.419	14	31.603	38.716	1*	32.284	39.610	52	32.748	40.218	22
2017	38.129	42.198	3	38.419	42.540	14	38.716	42.901	1*	39.610	43.946	45	40.218	44.666	20
2018	42.198	35.053	3	42.540	35.355	14	42.901	35.673	1*	43.946	36.597	34	44.666	37.234	18
2019	35.053	41.218	3	35.355	41.593	14	35.673	41.988	1*	36.597	43.141	30	37.234	43.935	17
2020	41.218	41.656	2	41.593	42.056	14	41.988	42.477	1*	43.141	43.708	28	43.935	44.558	13
ALPS/Stadion Core ETF Portfolio - Class III
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-1

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Balanced Fund - Class II
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.715	10.956	2	11.906	10.985	14
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.956	12.859	5	10.985	12.906	13
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.859	14.194	5	12.906	14.260	13
American Century VP Inflation Protection Fund - Class II(3)
2009	10.678	11.544	14	10.702	11.576	94	10.727	11.608	24	10.802	11.707	398	10.851	11.772	183
2010	11.544	11.898	7	11.576	11.938	93	11.608	11.977	5	11.707	12.096	367	11.772	12.176	141
2011	11.898	13.039	8	11.938	13.089	86	11.977	13.138	4	12.096	13.289	307	12.176	13.39	119
2012	13.039	13.732	8	13.089	13.791	89	13.138	13.850	2	13.289	14.030	264	13.39	14.151	96
2013	13.732	13.419	3	13.791	13.479	79	13.850	13.540	2	14.030	13.724	241	14.151	13.847	91
American Century VP Large Company Value Fund - Class II
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.379	11.904	6	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.904	11.995	6	10.038	12.038	1*
American Funds Global Growth Fund - Class 2
2011	15.464	13.818	4	15.515	13.870	39	15.566	13.923	9	15.721	14.083	305	15.825	14.190	136
2012	13.818	16.608	4	13.870	16.680	35	13.923	16.752	10	14.083	16.969	239	14.190	17.116	107
2013	16.608	21.040	3	16.680	21.141	24	16.752	21.243	3	16.969	21.551	196	17.116	21.759	85
2014	21.040	21.111	3	21.141	21.223	21	21.243	21.336	2	21.551	21.678	170	21.759	21.909	79
2015	21.111	22.140	2	21.223	22.268	20	21.336	22.398	5	21.678	22.791	157	21.909	23.057	67
2016	22.140	21.847	2	22.268	21.985	20	22.398	22.124	2	22.791	22.546	150	23.057	22.832	58
2017	21.847	28.168	2	21.985	28.360	19	22.124	28.553	2	22.546	29.142	137	22.832	29.541	50
2018	28.168	25.126	2	28.360	25.310	17	28.553	25.495	2	29.142	26.060	121	29.541	26.443	49
2019	25.126	33.333	2	25.310	33.594	16	25.495	33.857	3	26.060	34.659	88	26.443	35.203	43
2020	33.333	42.649	3	33.594	43.004	15	33.857	43.362	2	34.659	44.456	80	35.203	45.200	37
American Funds Global Small Capitalization Fund - Class 2
2011	27.296	21.643	21	27.426	21.758	39	27.557	21.872	12	27.940	22.210	221	16.036	12.760	185
2012	21.643	25.084	21	21.758	25.229	32	21.872	25.375	9	22.210	25.805	174	12.760	14.840	139
2013	25.084	31.556	17	25.229	31.755	21	25.375	31.954	6	25.805	32.545	145	14.840	18.734	120
2014	31.556	31.604	16	31.755	31.818	13	31.954	32.034	5	32.545	32.675	121	18.734	18.828	107
2015	31.604	31.076	15	31.818	31.302	14	32.034	31.530	6	32.675	32.210	107	18.828	18.579	91
2016	31.076	31.115	15	31.302	31.358	12	31.530	31.602	5	32.210	32.331	98	18.579	18.667	76
2017	31.115	38.416	14	31.358	38.735	10	31.602	39.062	5	32.331	40.017	77	18.667	23.128	68
2018	38.416	33.700	13	38.735	33.997	9	39.062	34.301	5	40.017	35.193	65	23.128	20.360	53
2019	33.700	43.466	13	33.997	43.870	8	34.301	44.285	5	35.193	45.505	54	20.360	26.352	45
2020	43.466	55.297	12	43.870	55.839	8	44.285	56.395	4	45.505	58.035	46	26.352	33.643	34
American Funds Growth Fund - Class 2
2011	16.013	15.032	165	16.088	15.110	299	16.163	15.188	68	16.390	15.424	2,715	9.612	9.055	1,984
2012	15.032	17.379	151	15.110	17.478	278	15.188	17.577	61	15.424	17.877	2,190	9.055	10.505	1,637
2013	17.379	22.174	138	17.478	22.311	226	17.577	22.450	43	17.877	22.867	1,828	10.505	13.451	1,314
2014	22.174	23.596	127	22.311	23.754	198	22.450	23.913	37	22.867	24.394	1559	13.451	14.363	1117
2015	23.596	24.728	118	23.754	24.905	184	23.913	25.085	23	24.394	25.628	1334	14.363	15.105	889
2016	24.728	26.551	114	24.905	26.755	165	25.085	26.962	20	25.628	27.586	1173	15.105	16.276	703
2017	26.551	33.405	105	26.755	33.679	153	26.962	33.956	20	27.586	34.794	1024	16.276	20.549	597
2018	33.405	32.679	101	33.679	32.963	144	33.956	33.251	15	34.794	34.123	878	20.549	20.173	508
2019	32.679	41.910	82	32.963	42.296	130	33.251	42.687	11	34.123	43.872	753	20.173	25.962	420
2020	41.910	62.508	64	42.296	63.115	125	42.687	63.729	10	43.872	65.597	664	25.962	38.857	353
American Funds Growth-Income Fund - Class 2
2011	13.179	12.688	194	13.241	12.754	446	13.303	12.820	101	13.489	13.019	3,527	12.663	12.233	2,099
2012	12.688	14.619	161	12.754	14.702	411	12.820	14.786	89	13.019	15.037	2,857	12.233	14.144	1,747
2013	14.619	19.139	146	14.702	19.258	338	14.786	19.377	59	15.037	19.736	2,366	14.144	18.583	1,418
2014	19.139	20.766	126	19.258	20.905	311	19.377	21.045	51	19.736	21.467	1994	18.583	20.233	1175
2015	20.766	20.661	113	20.905	20.810	293	21.045	20.960	34	21.467	21.412	1706	20.233	20.201	961
2016	20.661	22.596	109	20.810	22.771	245	20.960	22.946	32	21.412	23.476	1510	20.201	22.171	792
2017	22.596	27.120	104	22.771	27.343	227	22.946	27.568	31	23.476	28.247	1331	22.171	26.703	695
2018	27.120	26.121	99	27.343	26.349	217	27.568	26.579	26	28.247	27.274	1145	26.703	25.809	590
2019	26.121	32.312	95	26.349	32.611	178	26.579	32.911	23	27.274	33.823	980	25.809	32.038	494
2020	32.312	35.980	80	32.611	36.331	171	32.911	36.684	20	33.823	37.757	906	32.038	35.801	417
A-2

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International Fund - Class 2
2011	19.190	16.191	52	19.279	16.274	128	19.371	16.360	44	19.639	16.612	921	11.334	9.596	652
2012	16.191	18.722	49	16.274	18.828	118	16.360	18.936	39	16.612	19.256	752	9.596	11.135	498
2013	18.722	22.333	42	18.828	22.470	85	18.936	22.611	31	19.256	23.028	628	11.135	13.329	403
2014	22.333	21.320	41	22.470	21.462	62	22.611	21.608	30	23.028	22.039	537	13.329	12.770	338
2015	21.320	19.962	37	21.462	20.105	59	21.608	20.251	17	22.039	20.686	472	12.770	11.998	282
2016	19.962	20.268	34	20.105	20.423	53	20.251	20.582	15	20.686	21.056	427	11.998	12.225	250
2017	20.268	26.266	33	20.423	26.481	47	20.582	26.701	14	21.056	27.356	378	12.225	15.898	216
2018	26.266	22.376	32	26.481	22.570	41	26.701	22.769	13	27.356	23.363	331	15.898	13.591	188
2019	22.376	26.965	32	22.570	27.213	37	22.769	27.466	10	23.363	28.225	294	13.591	16.436	152
2020	26.965	30.140	30	27.213	30.431	37	27.466	30.730	8	28.225	31.626	260	16.436	18.435	137
BlackRock Global Allocation V.I. Fund - Class III
2011	12.430	11.746	12	12.440	11.762	16	12.450	11.777	7	12.481	11.823	280	12.501	11.854	286
2012	11.746	12.668	4	11.762	12.690	11	11.777	12.713	3	11.823	12.783	277	11.854	12.829	247
2013	12.668	14.214	4	12.690	14.247	19	12.713	14.280	3	12.783	14.379	302	12.829	14.446	229
2014	14.214	14.209	4	14.247	14.249	14	14.280	14.289	2	14.379	14.410	276	14.446	14.491	209
2015	14.209	13.795	1*	14.249	13.840	33	14.289	13.887	2	14.410	14.025	217	14.491	14.118	178
2016	13.795	14.043	1*	13.840	14.097	32	13.887	14.151	2	14.025	14.313	198	14.118	14.423	159
2017	14.043	15.660	1*	14.097	15.728	32	14.151	15.796	2	14.313	16.001	181	14.423	16.140	132
2018	15.660	14.194	2	15.728	14.262	28	15.796	14.331	1*	16.001	14.539	146	16.140	14.680	120
2019	14.194	16.391	1*	14.262	16.478	22	14.331	16.567	1*	14.539	16.832	136	14.680	17.012	117
2020	16.391	19.403	1*	16.478	19.516	8	16.567	19.631	1*	16.832	19.975	112	17.012	20.209	110
ClearBridge Variable Large Cap Growth Portfolio - Class II
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.206	11.070	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.070	14.348	1*	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.348	18.397	3	N/A	N/A	N/A
ClearBridge Variable Mid Cap Portfolio - Class II
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.359	10.536	8	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.967	10.530	2	10.927	10.538	1*	10.536	10.564	10	11.154	10.582	7
2016	N/A	N/A	N/A	10.530	11.273	2	10.538	11.288	1*	10.564	11.332	9	10.582	11.362	7
2017	N/A	N/A	N/A	11.273	12.449	2	11.288	12.471	1*	11.332	12.540	9	11.362	12.585	7
2018	N/A	N/A	N/A	12.449	10.651	1*	12.471	10.675	1*	12.540	10.750	9	12.585	10.800	7
2019	N/A	N/A	N/A	10.651	13.862	1*	10.675	13.902	1*	10.750	14.019	9	10.800	14.099	7
2020	N/A	N/A	N/A	13.862	15.655	1*	13.902	15.708	1*	14.019	15.865	6	14.099	15.970	7
Delaware VIP® Diversified Income Series - Service Class
2011	14.407	14.999	27	14.455	15.056	22	14.503	15.113	31	14.647	15.286	469	14.744	15.403	155
2012	14.999	15.720	24	15.056	15.788	21	15.113	15.856	7	15.286	16.062	430	15.403	16.201	121
2013	15.720	15.198	20	15.788	15.271	17	15.856	15.344	7	16.062	15.567	396	16.201	15.717	99
2014	15.198	15.647	20	15.271	15.730	16	15.344	15.814	7	15.567	16.067	348	15.717	16.238	82
2015	15.647	15.139	20	15.730	15.227	15	15.814	15.316	9	16.067	15.585	320	16.238	15.766	69
2016	15.139	15.334	21	15.227	15.431	14	15.316	15.529	9	15.585	15.825	281	15.766	16.026	58
2017	15.334	15.774	20	15.431	15.882	14	15.529	15.990	6	15.825	16.320	256	16.026	16.543	40
2018	15.774	15.116	19	15.882	15.226	11	15.990	15.338	6	16.320	15.678	224	16.543	15.908	44
2019	15.116	16.318	17	15.226	16.446	6	15.338	16.575	6	15.678	16.967	182	15.908	17.234	30
2020	16.318	17.714	16	16.446	17.862	6	16.575	18.011	10	16.967	18.465	171	17.234	18.774	33
Delaware VIP® Emerging Markets Series - Service Class
2011	27.289	21.409	2	51.889	40.729	5	52.130	40.939	2	27.743	21.819	110	39.886	31.401	45
2012	21.409	23.974	2	40.729	45.632	5	40.939	45.890	2	21.819	24.495	99	31.401	35.287	33
2013	23.974	25.829	2	45.632	49.187	2	45.890	49.490	1*	24.495	26.456	80	35.287	38.150	30
2014	25.829	23.236	2	49.187	44.273	2	49.490	44.567	1*	26.456	23.861	61	38.150	34.442	29
2015	23.236	19.420	1*	44.273	37.020	3	44.567	37.285	1*	23.861	19.992	53	34.442	28.887	24
2016	19.420	21.651	1*	37.020	41.293	2	37.285	41.610	1*	19.992	22.344	46	28.887	32.318	20
2017	21.651	29.775	1*	41.293	56.815	2	41.610	57.280	1*	22.344	30.805	42	32.318	44.599	17
2018	29.775	24.520	1*	56.815	46.811	1*	57.280	47.217	1*	30.805	25.431	33	44.599	36.857	14
2019	24.520	29.397	1*	46.811	56.150	1*	47.217	56.666	1*	25.431	30.566	30	36.857	44.342	9
2020	29.397	35.948	1*	56.150	68.697	1*	56.666	69.362	1*	30.566	37.471	26	44.342	54.414	6
A-3

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP® High Yield Series - Service Class
2011	19.775	19.845	13	19.871	19.951	33	19.959	20.049	45	20.238	20.361	379	16.705	16.823	193
2012	19.845	22.840	11	19.951	22.973	25	20.049	23.098	24	20.361	23.492	320	16.823	19.429	163
2013	22.840	24.409	11	22.973	24.564	23	23.098	24.710	12	23.492	25.169	281	19.429	20.837	105
2014	24.409	23.810	10	24.564	23.972	23	24.710	24.127	11	25.169	24.612	230	20.837	20.396	83
2015	23.810	21.744	7	23.972	21.904	23	24.127	22.056	5	24.612	22.533	206	20.396	18.692	68
2016	21.744	24.078	6	21.904	24.267	17	22.056	24.448	5	22.533	25.014	177	18.692	20.771	58
2017	24.078	25.327	4	24.267	25.539	17	24.448	25.742	5	25.014	26.378	154	20.771	21.925	49
2018	25.327	23.656	4	25.539	23.865	16	25.742	24.067	5	26.378	24.699	137	21.925	20.550	43
2019	23.656	26.938	4	23.865	27.190	14	24.067	27.434	4	24.699	28.196	114	20.550	23.484	34
2020	26.938	28.238	4	27.190	28.516	13	27.434	28.786	4	28.196	29.631	100	23.484	24.703	29
Delaware VIP® Limited-Term Diversified Income Series - Service Class
2011	11.398	11.463	4	11.429	11.500	17	11.462	11.540	41	11.557	11.653	153	11.622	11.730	139
2012	11.463	11.526	4	11.500	11.569	6	11.540	11.614	10	11.653	11.745	142	11.730	11.835	169
2013	11.526	11.153	4	11.569	11.200	23	11.614	11.250	8	11.745	11.394	124	11.835	11.493	156
2014	11.153	11.095	4	11.200	11.148	28	11.250	11.203	8	11.394	11.363	141	11.493	11.474	103
2015	11.095	10.950	5	11.148	11.007	20	11.203	11.067	7	11.363	11.242	128	11.474	11.363	85
2016	10.950	10.925	5	11.007	10.987	19	11.067	11.053	3	11.242	11.244	109	11.363	11.376	73
2017	10.925	10.919	5	10.987	10.987	19	11.053	11.058	2	11.244	11.267	86	11.376	11.410	53
2018	10.919	10.714	5	10.987	10.786	7	N/A	N/A	N/A	11.267	11.082	77	11.410	11.235	44
2019	10.714	11.011	5	10.786	11.091	7	N/A	N/A	N/A	11.082	11.418	67	11.235	11.587	45
2020	11.011	11.243	5	11.091	11.330	7	N/A	N/A	N/A	11.418	11.688	65	11.587	11.873	36
Delaware VIP® REIT Series - Service Class
2011	20.123	21.830	20	20.215	21.941	18	20.314	22.059	16	20.592	22.395	186	22.166	24.131	75
2012	21.830	24.964	19	21.941	25.103	17	22.059	25.251	12	22.395	25.674	159	24.131	27.692	62
2013	24.964	24.953	9	25.103	25.104	19	25.251	25.265	12	25.674	25.727	138	27.692	27.776	46
2014	24.953	31.597	8	25.104	31.805	16	25.265	32.024	10	25.727	32.659	110	27.776	35.296	42
2015	31.597	32.079	6	31.805	32.306	16	32.024	32.545	9	32.659	33.240	96	35.296	35.959	32
2016	32.079	33.226	5	32.306	33.478	16	32.545	33.743	5	33.240	34.515	85	35.959	37.376	25
2017	33.226	32.997	4	33.478	33.264	15	33.743	33.543	4	34.515	34.362	72	37.376	37.248	22
2018	32.997	29.927	4	33.264	30.185	14	33.543	30.453	2	34.362	31.244	63	37.248	33.902	18
2019	29.927	37.127	4	30.185	37.465	13	30.453	37.817	1*	31.244	38.857	52	33.902	42.205	15
2020	37.127	32.534	4	37.465	32.847	12	37.817	33.172	1*	38.857	34.135	50	42.205	37.114	13
Delaware VIP® Small Cap Value Series - Service Class
2011	22.893	22.093	16	22.999	22.207	28	23.107	22.323	11	23.430	22.669	353	25.926	25.109	111
2012	22.093	24.621	15	22.207	24.760	27	22.323	24.902	9	22.669	25.325	291	25.109	28.079	90
2013	24.621	32.155	14	24.760	32.352	22	24.902	32.554	7	25.325	33.158	231	28.079	36.800	71
2014	32.155	33.305	13	32.352	33.527	19	32.554	33.753	7	33.158	34.430	198	36.800	38.251	58
2015	33.305	30.551	11	33.527	30.770	18	33.753	30.992	5	34.430	31.662	184	38.251	35.211	49
2016	30.551	39.275	8	30.770	39.576	16	30.992	39.882	4	31.662	40.805	162	35.211	45.424	41
2017	39.275	43.046	7	39.576	43.397	14	39.882	43.755	3	40.805	44.834	139	45.424	49.959	35
2018	43.046	35.061	6	43.397	35.365	12	43.755	35.674	2	44.834	36.610	127	49.959	40.835	32
2019	35.061	43.916	6	35.365	44.318	10	35.674	44.728	2	36.610	45.969	108	40.835	51.327	27
2020	43.916	42.130	5	44.318	42.537	10	44.728	42.952	1*	45.969	44.211	106	51.327	49.412	24
Delaware VIP® Smid Cap Core Series - Service Class(4)
2011	18.225	19.285	21	18.310	19.384	18	18.393	19.483	9	18.652	19.786	233	9.503	10.091	168
2012	19.285	20.938	19	19.384	21.057	18	19.483	21.174	8	19.786	21.536	177	10.091	10.995	119
2013	20.938	28.948	7	21.057	29.126	19	21.174	29.303	6	21.536	29.849	141	10.995	15.254	101
2014	28.948	29.204	6	29.126	29.399	15	29.303	29.592	6	29.849	30.188	116	15.254	15.443	88
2015	29.204	30.733	4	29.399	30.954	15	29.592	31.173	6	30.188	31.849	111	15.443	16.309	80
2016	30.733	32.556	4	30.954	32.806	14	31.173	33.055	5	31.849	33.822	91	16.309	17.336	64
2017	32.556	37.796	3	32.806	38.106	13	33.055	38.414	4	33.822	39.364	79	17.336	20.198	60
2018	37.796	32.469	3	38.106	32.751	11	38.414	33.032	3	39.364	33.900	71	20.198	17.412	55
2019	32.469	41.157	3	32.751	41.535	11	33.032	41.913	3	33.900	43.079	58	17.412	22.148	49
2020	41.157	44.697	3	41.535	45.130	11	41.913	45.563	2	43.079	46.901	51	22.148	24.137	40
A-4

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP® U.S. Growth Series - Service Class
2011	10.681	11.261	2	10.727	11.315	8	10.791	11.388	10	10.930	11.552	95	11.031	11.670	38
2012	11.261	12.806	1*	11.315	12.873	8	11.388	12.963	10	11.552	13.170	74	11.670	13.317	33
2013	12.806	16.884	1*	12.873	16.982	4	12.963	17.109	8	13.170	17.407	55	13.317	17.620	28
2014	16.884	18.625	1*	16.982	18.743	3	17.109	18.892	8	17.407	19.251	57	17.620	19.506	22
2015	18.625	19.193	1*	18.743	19.324	3	18.892	19.488	8	19.251	19.887	49	19.506	20.171	14
2016	19.193	17.788	1*	19.324	17.918	2	19.488	18.079	8	19.887	18.478	44	20.171	18.760	12
2017	17.788	22.348	1*	17.918	22.522	2	18.079	22.736	4	18.478	23.272	35	18.760	23.651	11
2018	22.348	21.194	1*	22.522	21.370	2	22.736	21.584	2	23.272	22.126	31	23.651	22.509	10
2019	21.194	26.372	1*	21.370	26.605	2	21.584	26.884	2	22.126	27.601	28	22.509	28.106	8
2020	26.372	37.162	1*	26.605	37.508	2	26.884	37.921	2	27.601	38.990	24	28.106	39.744	6
Delaware VIP® Value Series - Service Class
2011	12.696	13.603	5	12.755	13.674	3	12.813	13.743	30	12.994	13.958	157	12.855	13.823	54
2012	13.603	15.266	4	13.674	15.353	3	13.743	15.439	8	13.958	15.704	137	13.823	15.567	41
2013	15.266	19.969	4	15.353	20.092	5	15.439	20.214	8	15.704	20.592	117	15.567	20.433	33
2014	19.969	22.266	4	20.092	22.415	5	20.214	22.562	8	20.592	23.019	110	20.433	22.864	35
2015	22.266	21.696	9	22.415	21.852	4	22.562	22.007	9	23.019	22.486	91	22.864	22.357	13
2016	21.696	24.324	9	21.852	24.511	3	22.007	24.697	8	22.486	25.273	68	22.357	25.153	13
2017	24.324	27.083	9	24.511	27.306	2	24.697	27.526	6	25.273	28.210	58	25.153	28.104	15
2018	27.083	25.764	10	27.306	25.988	2	27.526	26.211	4	28.210	26.902	50	28.104	26.828	13
2019	25.764	30.217	6	25.988	30.496	2	26.211	30.773	4	26.902	31.632	45	26.828	31.576	12
2020	30.217	29.673	5	30.496	29.961	2	30.773	30.249	4	31.632	31.140	40	31.576	31.116	7
DWS Alternative Asset Allocation VIP Portfolio - Class B
2011	12.607	11.978	2	N/A	N/A	N/A	12.626	12.008	1*	12.657	12.056	6	12.683	12.093	4
2012	11.978	12.847	2	12.377	12.872	1*	12.008	12.892	1*	12.056	12.963	8	12.093	13.015	2
2013	12.847	12.693	1*	12.872	12.724	1*	12.892	12.750	1*	12.963	12.840	12	13.015	12.905	4
2014	12.693	12.851	1*	12.724	12.889	2	12.750	12.922	1*	12.840	13.032	5	12.905	13.111	5
2015	12.851	11.778	1*	12.889	11.819	1*	12.922	11.855	1*	13.032	11.974	4	13.111	12.059	5
2016	11.778	12.127	1*	11.819	12.175	1*	11.855	12.218	1*	11.974	12.360	2	12.059	12.460	5
2017	12.127	12.727	1*	12.175	12.783	1*	12.218	12.835	1*	12.360	13.003	2	12.460	13.121	4
2018	12.727	11.314	1*	12.783	11.370	1*	N/A	N/A	N/A	13.003	11.589	1*	13.121	11.706	4
2019	11.314	12.688	1*	11.370	12.757	1*	N/A	N/A	N/A	11.589	13.028	1*	11.706	13.173	1*
2020	12.688	13.105	1*	12.757	13.183	1*	N/A	N/A	N/A	13.028	13.490	1*	13.173	13.654	1*
DWS Equity 500 Index VIP Portfolio - Class A(1)
2011	12.073	12.057	1*	12.129	12.119	7	12.188	12.184	10	12.358	12.373	171	8.532	8.551	131
2012	12.057	13.681	1*	12.119	13.758	10	12.184	13.838	9	12.373	14.074	146	8.551	9.736	115
2013	13.681	17.701	1*	13.758	17.809	5	13.838	17.922	9	14.074	18.254	94	9.736	12.641	68
2014	17.701	19.683	1*	17.809	19.814	5	17.922	19.950	9	18.254	20.349	82	12.641	14.106	56
2015	19.683	19.522	1*	19.814	19.661	3	19.950	19.805	6	20.349	20.233	66	14.106	14.039	58
2016	19.522	21.369	1*	19.661	21.531	3	19.805	21.700	5	20.233	22.202	61	14.039	15.421	48
2017	21.369	25.469	1*	21.531	25.676	1*	21.700	25.890	5	22.202	26.528	48	15.421	18.445	28
2018	N/A	N/A	N/A	25.676	24.021	1*	25.890	24.234	4	26.528	24.868	46	18.445	17.308	24
2019	N/A	N/A	N/A	24.021	30.919	1*	24.234	31.209	4	24.868	32.074	34	17.308	22.345	23
2020	N/A	N/A	N/A	30.919	35.827	7	31.209	36.181	4	32.074	37.240	25	22.345	25.970	22
DWS Small Cap Index VIP Portfolio - Class A(5)
2011	17.615	16.512	2	17.699	16.599	2	17.783	16.686	2	18.030	16.943	50	18.195	17.115	19
2012	16.512	18.825	2	16.599	18.934	1*	16.686	19.042	2	16.943	19.364	35	17.115	19.581	14
2013	18.825	25.595	1*	18.934	25.756	1*	19.042	25.916	1*	19.364	26.394	26	19.581	26.716	11
2014	25.595	26.291	1*	25.756	26.469	1*	N/A	N/A	N/A	26.394	27.180	22	26.716	27.538	9
2015	26.291	24.598	1*	26.469	24.777	1*	27.642	24.958	1*	27.180	25.493	19	27.538	25.856	8
2016	24.598	29.196	1*	24.777	29.425	1*	24.958	29.652	1*	25.493	30.334	16	25.856	30.796	7
2017	29.196	32.735	1*	29.425	33.003	1*	29.652	33.279	1*	30.334	34.096	15	30.796	34.650	7
2018	32.735	28.497	1*	33.003	28.742	1*	33.279	29.000	1*	34.096	29.756	13	34.650	30.270	7
2019	28.497	34.996	1*	28.742	35.317	1*	29.000	35.648	1*	29.756	36.634	12	30.270	37.303	6
2020	34.996	40.989	1*	35.317	41.386	1*	35.648	41.793	1*	36.634	43.015	12	37.303	43.845	5
Fidelity VIP Equity-Income Portfolio - Service Class 2(1)
2009	8.500	10.827	35	8.532	10.873	32	8.563	10.918	15	8.657	11.054	481	7.958	10.172	220
2010	10.827	12.202	26	10.873	12.260	32	10.918	12.317	14	11.054	12.489	424	10.172	11.504	175
2011	12.202	12.044	15	12.26	12.108	24	12.317	12.17	14	12.489	12.359	306	11.504	11.396	140
2012	12.044	13.826	14	12.108	13.907	22	12.17	13.985	12	12.359	14.223	231	11.396	13.128	117
2013	13.826	16.142	13	13.907	16.239	19	13.985	16.333	9	14.223	16.621	224	13.128	15.347	111
A-5

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Overseas Portfolio - Service Class 2(6)
2009	11.241	13.914	3	11.280	13.970	12	11.322	14.029	2	11.447	14.205	207	7.060	8.770	132
2010	13.914	15.397	3	13.970	15.466	10	14.029	15.539	2	14.205	15.757	187	8.770	9.738	102
2011	15.397	12.481	3	15.466	12.543	6	15.539	12.609	1*	15.757	12.805	136	9.738	7.921	82
2012	12.481	14.734	2	12.543	14.815	5	12.609	14.900	1*	12.805	15.155	104	7.921	9.384	68
2013	14.734	16.424	1*	14.815	16.517	3	14.900	16.615	1*	15.155	16.909	92	9.384	10.474	67
Fidelity® VIP Balanced Portfolio - Service Class 2
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.434	11.107	18	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.107	13.336	22	N/A	N/A	N/A
Fidelity® VIP Contrafund® Portfolio - Service Class 2
2011	16.938	16.148	13	17.015	16.229	58	17.102	16.321	5	17.338	16.571	836	17.498	16.741	298
2012	16.148	18.393	13	16.229	18.494	47	16.321	18.608	3	16.571	18.922	685	16.741	19.134	237
2013	18.393	23.621	12	18.494	23.763	44	18.608	23.921	2	18.922	24.361	575	19.134	24.659	215
2014	23.621	25.864	17	23.763	26.033	37	23.921	26.219	2	24.361	26.742	487	24.659	27.096	189
2015	25.864	25.470	16	26.033	25.649	34	26.219	25.846	2	26.742	26.400	418	27.096	26.777	168
2016	25.470	26.909	14	25.649	27.112	33	25.846	27.333	2	26.400	27.962	379	26.777	28.389	137
2017	26.909	32.087	13	27.112	32.345	28	27.333	32.625	2	27.962	33.425	335	28.389	33.970	115
2018	32.087	29.377	9	32.345	29.628	24	32.625	29.900	2	33.425	30.679	288	33.970	31.210	100
2019	29.377	37.820	8	29.628	38.163	22	29.900	38.531	2	30.679	39.595	225	31.210	40.321	87
2020	37.820	48.304	7	38.163	48.766	21	38.531	49.262	2	39.595	50.698	195	40.321	51.679	68
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity® VIP Growth Portfolio - Service Class 2
2011	11.185	10.966	3	11.237	11.022	7	11.289	11.078	11	11.447	11.251	90	6.631	6.524	77
2012	10.966	12.303	3	11.022	12.372	5	11.078	12.442	1*	11.251	12.654	72	6.524	7.345	59
2013	12.303	16.409	1*	12.372	16.510	4	12.442	16.611	1*	12.654	16.920	59	7.345	9.831	52
2014	16.409	17.864	1*	16.510	17.983	4	16.611	18.102	1*	16.920	18.466	64	9.831	10.740	42
2015	17.864	18.729	1*	17.983	18.863	8	18.102	18.997	1*	18.466	19.409	54	10.740	11.299	34
2016	18.729	18.468	1*	18.863	18.609	7	18.997	18.751	1*	19.409	19.186	49	11.299	11.181	37
2017	18.468	24.418	1*	18.609	24.618	6	18.751	24.817	1*	19.186	25.431	48	11.181	14.835	33
2018	24.418	23.842	1*	24.618	24.049	6	24.817	24.257	1*	25.431	24.894	44	14.835	14.536	27
2019	23.842	31.326	1*	24.049	31.613	5	24.257	31.903	1*	24.894	32.790	36	14.536	19.166	22
2020	31.326	44.101	1*	31.613	44.527	2	31.903	44.957	1*	32.790	46.277	31	19.166	27.076	15
Fidelity® VIP Mid Cap Portfolio - Service Class 2
2011	14.732	12.880	1*	14.774	12.922	10	14.815	12.965	6	14.939	13.093	213	15.022	13.179	91
2012	12.880	14.470	1*	12.922	14.525	9	12.965	14.581	5	13.093	14.747	164	13.179	14.859	62
2013	14.470	19.281	1*	14.525	19.364	8	14.581	19.448	5	14.747	19.699	143	14.859	19.869	55
2014	19.281	20.050	1*	19.364	20.146	6	19.448	20.243	5	19.699	20.535	123	19.869	20.733	48
2015	20.050	19.342	2	20.146	19.445	5	20.243	19.548	3	20.535	19.860	105	20.733	20.071	39
2016	19.342	21.230	1*	19.445	21.353	5	19.548	21.478	3	19.860	21.853	97	20.071	22.108	34
2017	21.230	25.096	1*	21.353	25.255	4	21.478	25.414	4	21.853	25.897	92	22.108	26.225	28
2018	25.096	20.976	1*	25.255	21.119	4	25.414	21.263	2	25.897	21.700	81	26.225	21.996	21
2019	20.976	25.337	1*	21.119	25.523	4	21.263	25.710	1*	21.700	26.277	66	21.996	26.663	20
2020	25.337	29.288	1*	25.523	29.517	2	25.710	29.748	1*	26.277	30.450	58	26.663	30.928	16
First Trust Capital Strength Portfolio - Class I
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.647	11.567	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.567	10.824	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.824	12.864	1*
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.864	13.648	1*
Franklin Allocation VIP Fund - Class 4
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-6

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Franklin Income VIP Fund - Class 2
2011	11.553	11.600	23	11.580	11.633	27	11.607	11.666	5	11.687	11.764	227	11.741	11.830	111
2012	11.600	12.816	23	11.633	12.858	23	11.666	12.901	3	11.764	13.029	199	11.830	13.116	90
2013	12.816	14.320	21	12.858	14.375	35	12.901	14.430	3	13.029	14.595	190	13.116	14.707	94
2014	14.320	14.692	20	14.375	14.755	28	14.430	14.819	3	14.595	15.012	179	14.707	15.142	89
2015	14.692	13.392	13	14.755	13.456	33	14.819	13.521	2	15.012	13.718	177	15.142	13.850	84
2016	13.392	14.975	11	13.456	15.055	32	13.521	15.135	2	13.718	15.378	151	13.850	15.542	73
2017	14.975	16.107	18	15.055	16.200	27	15.135	16.295	2	15.378	16.581	135	15.542	16.775	61
2018	16.107	15.116	16	16.200	15.211	25	16.295	15.307	3	16.581	15.600	107	16.775	15.798	54
2019	15.116	17.204	15	15.211	17.322	19	15.307	17.440	3	15.600	17.800	96	15.798	18.044	33
2020	17.204	16.989	12	17.322	17.114	13	17.440	17.239	3	17.800	17.621	85	18.044	17.880	31
Franklin Mutual Shares VIP Fund - Class 2
2011	9.488	9.207	7	9.510	9.233	28	9.531	9.259	9	9.598	9.337	105	9.643	9.391	23
2012	9.207	10.316	6	9.233	10.350	23	9.259	10.384	9	9.337	10.488	84	9.391	10.558	17
2013	10.316	12.976	6	10.350	13.025	14	10.384	13.075	9	10.488	13.225	79	10.558	13.327	22
2014	12.976	13.631	6	13.025	13.690	13	13.075	13.749	9	13.225	13.928	82	13.327	14.050	21
2015	13.631	12.708	6	13.690	12.769	13	13.749	12.831	1*	13.928	13.017	74	14.050	13.144	18
2016	12.708	14.464	2	12.769	14.541	12	N/A	N/A	N/A	13.017	14.853	63	13.144	15.013	12
2017	14.464	15.369	2	14.541	15.458	12	N/A	N/A	N/A	14.853	15.822	48	15.013	16.008	11
2018	15.369	13.705	2	15.458	13.792	10	N/A	N/A	N/A	15.822	14.145	45	16.008	14.325	9
2019	13.705	16.475	2	13.792	16.587	1*	N/A	N/A	N/A	14.145	17.045	31	14.325	17.280	8
2020	16.475	15.342	2	16.587	15.454	1*	N/A	N/A	N/A	17.045	15.912	27	17.280	16.148	8
Franklin Small-Mid Cap Growth VIP Fund - Class 2(5)
2009	8.522	11.999	10	8.554	12.050	22	8.585	12.100	11	8.679	12.251	262	4.768	6.737	228
2010	11.999	15.019	8	12.050	15.089	14	12.100	15.160	11	12.251	15.372	208	6.737	8.461	165
2011	15.019	14.017	7	15.089	14.09	12	15.16	14.163	7	15.372	14.382	148	8.461	7.925	136
2012	14.017	15.238	6	14.09	15.325	11	14.163	15.412	6	14.382	15.674	119	7.925	8.645	122
2013	15.238	17.736	5	15.325	17.841	11	15.412	17.946	4	15.674	18.262	115	8.645	10.076	120
Invesco V.I. American Franchise Fund - Series II Shares
2011	9.252	8.337	1*	9.296	8.380	2	N/A	N/A	N/A	9.472	8.556	15	9.560	8.645	5
2012	9.555	9.177	1*	9.607	9.229	2	N/A	N/A	N/A	9.815	9.442	13	9.919	9.549	5
2013	9.177	12.584	1*	9.229	12.660	2	N/A	N/A	N/A	9.442	12.977	10	9.549	13.138	4
2014	12.584	13.349	1*	12.660	13.436	2	N/A	N/A	N/A	12.977	13.801	6	13.138	13.985	3
2015	N/A	N/A	N/A	13.436	13.809	2	N/A	N/A	N/A	13.801	14.212	6	13.985	14.417	3
2016	N/A	N/A	N/A	13.809	13.823	2	N/A	N/A	N/A	14.212	14.255	5	14.417	14.474	2
2017	N/A	N/A	N/A	13.823	17.230	2	N/A	N/A	N/A	14.255	17.802	5	14.474	18.094	2
2018	N/A	N/A	N/A	17.230	16.248	2	N/A	N/A	N/A	17.802	16.821	5	18.094	17.114	2
2019	N/A	N/A	N/A	16.248	21.749	2	N/A	N/A	N/A	16.821	22.561	5	17.114	22.977	2
2020	N/A	N/A	N/A	21.749	30.302	2	N/A	N/A	N/A	22.561	31.497	3	22.977	32.110	3
Invesco V.I. Core Equity Fund - Series II Shares
2011	11.061	10.816	2	11.112	10.871	5	11.165	10.928	5	11.321	11.097	35	11.427	11.212	1*
2012	10.816	12.051	2	10.871	12.118	5	10.928	12.188	3	11.097	12.396	31	11.212	12.536	1*
2013	12.051	15.238	1*	12.118	15.331	5	12.188	15.427	3	12.396	15.713	27	12.536	15.907	1*
2014	15.238	16.116	1*	15.331	16.222	4	15.427	16.333	3	15.713	16.660	21	N/A	N/A	N/A
2015	16.116	14.856	1*	16.222	14.961	3	16.333	15.071	3	16.660	15.396	18	N/A	N/A	N/A
2016	14.856	16.029	1*	14.961	16.151	2	15.071	16.277	3	15.396	16.653	18	N/A	N/A	N/A
2017	16.029	17.745	1*	N/A	N/A	N/A	16.277	18.036	2	16.653	18.481	15	N/A	N/A	N/A
2018	17.745	15.731	1*	N/A	N/A	N/A	18.036	16.004	2	18.481	16.423	13	N/A	N/A	N/A
2019	15.731	19.848	1*	N/A	N/A	N/A	16.004	20.214	2	16.423	20.774	11	N/A	N/A	N/A
2020	19.848	22.106	1*	N/A	N/A	N/A	20.214	22.536	2	20.774	23.196	10	N/A	N/A	N/A
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.114	12.314	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.314	11.136	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.136	14.077	1*
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.077	15.574	1*
A-7

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Invesco V.I. International Growth Fund - Series II Shares
2011	18.520	16.892	1*	18.612	16.984	1*	18.704	17.077	2	18.958	17.335	15	19.132	17.511	4
2012	16.892	19.093	1*	16.984	19.207	1*	17.077	19.321	2	17.335	19.643	11	17.511	19.862	2
2013	19.093	22.230	1*	19.207	22.374	4	19.321	22.518	1*	19.643	22.926	9	19.862	23.206	2
2014	22.230	21.820	1*	22.374	21.973	4	22.518	22.125	1*	22.926	22.560	9	23.206	22.858	3
2015	21.820	20.839	1*	21.973	20.995	4	N/A	N/A	N/A	22.560	21.600	10	22.858	21.906	3
2016	20.839	20.294	1*	20.995	20.456	4	N/A	N/A	N/A	21.600	21.088	8	21.906	21.409	3
2017	20.294	24.425	1*	20.456	24.633	4	N/A	N/A	N/A	21.088	25.444	7	21.409	25.857	3
2018	24.425	20.311	1*	24.633	20.494	1*	N/A	N/A	N/A	25.444	21.211	7	25.857	21.577	3
2019	20.311	25.544	1*	20.494	25.787	1*	N/A	N/A	N/A	21.211	26.743	5	21.577	27.231	2
2020	25.544	28.492	1*	25.787	28.781	1*	N/A	N/A	N/A	26.743	29.904	5	27.231	30.481	1*
Janus Henderson Balanced Portfolio - Service Shares
2011	15.348	15.256	27	15.421	15.335	15	15.495	15.417	13	15.709	15.653	148	15.855	15.815	74
2012	15.256	16.962	25	15.335	17.059	12	15.417	17.159	10	15.653	17.447	128	15.815	17.646	50
2013	16.962	19.929	25	17.059	20.053	10	17.159	20.180	6	17.447	20.550	115	17.646	20.805	41
2014	19.929	21.154	15	20.053	21.296	10	20.180	21.442	6	20.550	21.868	90	20.805	22.161	38
2015	21.154	20.831	15	21.296	20.981	10	21.442	21.136	7	21.868	21.588	71	22.161	21.899	36
2016	20.831	21.312	15	20.981	21.477	9	21.136	21.645	6	21.588	22.142	65	21.899	22.483	25
2017	21.312	24.691	17	21.477	24.894	10	21.645	25.102	6	22.142	25.716	56	22.483	26.139	23
2018	24.691	24.318	18	24.894	24.531	9	25.102	24.748	6	25.716	25.392	41	26.139	25.835	30
2019	24.318	29.161	20	24.531	29.430	9	24.748	29.706	6	25.392	30.524	40	25.835	31.088	28
2020	29.161	32.610	19	29.430	32.927	8	29.706	33.253	6	30.524	34.220	29	31.088	34.887	25
Janus Henderson Enterprise Portfolio - Service Shares
2011	17.525	16.902	7	17.605	16.988	2	17.683	17.072	1*	17.933	17.339	33	18.094	17.512	35
2012	16.902	19.392	7	16.988	19.500	4	17.072	19.606	1*	17.339	19.943	25	17.512	20.162	23
2013	19.392	25.111	7	19.500	25.263	2	19.606	25.415	1*	19.943	25.889	21	20.162	26.199	15
2014	25.111	27.641	7	25.263	27.822	2	25.415	28.005	1*	25.889	28.568	19	26.199	28.940	14
2015	27.641	28.128	9	27.822	28.327	2	28.005	28.528	1*	28.568	29.145	18	28.940	29.553	11
2016	28.128	30.924	9	28.327	31.158	2	28.528	31.396	1*	29.145	32.122	21	29.553	32.605	10
2017	30.924	38.541	9	31.158	38.853	2	N/A	N/A	N/A	32.122	40.135	21	32.605	40.779	8
2018	38.541	37.545	9	38.853	37.868	2	N/A	N/A	N/A	40.135	39.195	12	40.779	39.864	9
2019	37.545	49.765	9	37.868	50.219	1*	N/A	N/A	N/A	39.195	52.082	11	39.864	53.024	7
2020	49.765	58.167	9	50.219	58.726	1*	N/A	N/A	N/A	52.082	61.027	10	53.024	62.193	6
Janus Henderson Global Research Portfolio - Service Shares
2011	11.054	9.324	5	11.103	9.370	3	11.158	9.421	3	11.314	9.567	8	11.420	9.667	1*
2012	9.324	10.960	4	9.370	11.020	3	9.421	11.085	1*	9.567	11.274	5	9.667	11.403	1*
2013	10.960	13.766	4	11.020	13.849	2	11.085	13.937	1*	11.274	14.196	7	11.403	14.373	1*
2014	13.766	14.470	3	13.849	14.564	3	13.937	14.664	1*	14.196	14.959	6	14.373	15.160	1*
2015	14.470	13.831	3	14.564	13.928	3	14.664	14.031	1*	14.959	14.334	5	15.160	14.542	1*
2016	13.831	13.810	3	13.928	13.914	3	14.031	14.024	1*	14.334	14.349	5	14.542	14.571	1*
2017	13.810	17.157	2	13.914	17.301	3	N/A	N/A	N/A	14.349	17.871	4	14.571	18.166	1*
2018	17.157	15.634	2	17.301	15.773	3	N/A	N/A	N/A	17.871	16.326	3	18.166	16.612	1*
2019	15.634	19.734	2	15.773	19.920	2	N/A	N/A	N/A	16.326	20.659	3	16.612	21.042	1*
2020	19.734	23.178	1*	19.920	23.408	2	N/A	N/A	N/A	20.659	24.325	5	21.042	24.801	1*
JPMorgan Insurance Trust Core Bond Portfolio - Class 2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.775	9.902	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.902	9.723	4
2019	N/A	N/A	N/A	10.831	10.792	13	N/A	N/A	N/A	10.472	10.817	8	9.723	10.321	4
2020	N/A	N/A	N/A	10.792	11.403	15	N/A	N/A	N/A	10.817	11.452	18	10.321	10.938	3
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-8

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.555	11.185	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.185	10.530	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.530	12.158	3	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.158	13.553	2	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.553	11.879	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	13.923	14.695	6	N/A	N/A	N/A	11.879	14.873	1*	N/A	N/A	N/A
2020	N/A	N/A	N/A	14.695	15.114	6	N/A	N/A	N/A	14.873	15.327	1*	N/A	N/A	N/A
LVIP Baron Growth Opportunities Fund - Service Class
2011	10.786	11.003	18	10.811	11.034	9	10.835	11.065	5	10.911	11.158	19	10.961	11.221	20
2012	11.003	12.759	17	11.034	12.801	7	11.065	12.844	5	11.158	12.972	29	11.221	13.058	27
2013	12.759	17.526	2	12.801	17.593	13	12.844	17.660	5	12.972	17.863	38	13.058	17.999	30
2014	17.526	18.022	1*	17.593	18.100	8	17.660	18.178	5	17.863	18.414	34	17.999	18.573	25
2015	18.022	16.831	1*	18.100	16.912	8	18.178	16.993	4	18.414	17.240	39	18.573	17.406	22
2016	16.831	17.425	1*	16.912	17.518	8	16.993	17.611	4	17.240	17.894	36	17.406	18.084	21
2017	17.425	21.743	1*	17.518	21.870	4	17.611	21.997	4	17.894	22.384	33	18.084	22.645	7
2018	21.743	20.485	1*	21.870	20.614	4	21.997	20.744	2	22.384	21.140	28	22.645	21.409	6
2019	20.485	27.398	1*	20.614	27.585	5	20.744	27.773	3	21.140	28.346	23	21.409	28.735	5
2020	27.398	36.026	1*	27.585	36.290	4	27.773	36.556	2	28.346	37.366	22	28.735	37.916	4
LVIP BlackRock Advantage Allocation Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.889	9.449	27	9.944	9.511	10
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.449	10.840	25	9.511	10.922	4
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.840	12.567	21	10.922	12.675	3
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.567	12.753	21	12.675	12.876	8
2015	N/A	N/A	N/A	11.310	11.652	8	N/A	N/A	N/A	12.753	11.900	30	12.876	12.026	6
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.900	13.065	52	12.026	13.217	2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.065	14.919	50	13.217	15.107	2
2018	14.222	13.024	1*	N/A	N/A	N/A	N/A	N/A	N/A	14.919	13.474	44	15.107	13.658	2
2019	13.024	15.110	1*	13.240	15.221	12	N/A	N/A	N/A	13.474	15.670	8	13.658	15.900	2
2020	15.110	14.947	1*	15.221	15.064	13	N/A	N/A	N/A	15.670	15.540	8	15.900	15.784	2
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class(11)
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.276	10.969	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.907	9.240	1*	N/A	N/A	N/A
2015	9.270	7.638	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.240	7.702	2	N/A	N/A	N/A
2016	7.638	8.000	1*	N/A	N/A	N/A	N/A	N/A	N/A	7.702	8.086	1*	N/A	N/A	N/A
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
2013	N/A	N/A	N/A	9.638	10.388	1*	N/A	N/A	N/A	9.983	10.401	1*	9.857	10.408	1*
2014	N/A	N/A	N/A	10.388	10.136	2	N/A	N/A	N/A	10.401	10.169	6	10.408	10.186	1*
2015	N/A	N/A	N/A	10.136	9.482	1*	N/A	N/A	N/A	10.169	9.532	49	10.186	9.557	1*
2016	N/A	N/A	N/A	9.482	9.536	1*	N/A	N/A	N/A	9.532	9.606	48	9.557	9.641	1*
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.606	10.653	46	9.641	10.703	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.653	9.682	37	10.703	9.736	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.682	11.063	36	9.736	11.136	1*
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.063	12.009	34	11.136	12.101	1*
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-9

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP BlackRock Global Real Estate Fund - Service Class
2011	7.237	6.465	1*	7.250	6.480	6	7.264	6.495	8	7.303	6.540	40	7.329	6.571	13
2012	6.465	7.887	1*	6.480	7.909	1*	6.495	7.932	4	6.540	7.999	41	6.571	8.044	12
2013	7.887	7.970	1*	7.909	7.996	1*	7.932	8.023	4	7.999	8.103	42	8.044	8.157	3
2014	7.970	8.879	1*	7.996	8.913	1*	8.023	8.947	4	8.103	9.050	33	8.157	9.119	3
2015	8.879	8.580	1*	8.913	8.617	1*	8.947	8.654	1*	9.050	8.767	30	9.119	8.843	2
2016	8.580	8.493	1*	8.617	8.534	5	8.654	8.575	1*	8.767	8.700	25	8.843	8.784	1*
2017	8.493	9.211	1*	8.534	9.260	5	8.575	9.309	1*	8.700	9.459	21	8.784	9.560	1*
2018	9.211	8.259	1*	9.260	8.307	4	9.309	8.355	1*	9.459	8.502	10	N/A	N/A	N/A
2019	8.259	10.092	1*	8.307	10.156	5	8.355	10.220	1*	8.502	10.416	9	N/A	N/A	N/A
2020	10.092	9.655	1*	10.156	9.721	5	10.220	9.787	1*	10.416	9.989	10	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.076	10.093	4	N/A	N/A	N/A
2011	10.077	11.056	1*	10.080	11.065	2	10.083	11.074	6	10.093	11.101	33	10.099	11.119	18
2012	11.056	11.520	1*	11.065	11.535	3	11.074	11.550	6	11.101	11.596	38	11.119	11.626	51
2013	11.520	10.329	6	11.535	10.348	28	11.550	10.367	9	11.596	10.423	238	11.626	10.461	95
2014	10.329	10.421	6	10.348	10.446	144	10.367	10.470	10	10.423	10.543	230	10.461	10.592	86
2015	10.421	9.912	8	10.446	9.940	67	10.470	9.968	8	10.543	10.053	196	10.592	10.109	70
2016	9.912	10.044	8	9.940	10.077	30	9.968	10.111	7	10.053	10.212	170	10.109	10.280	59
2017	10.044	10.040	8	10.077	10.079	24	10.111	10.117	9	10.212	10.234	165	10.280	10.312	41
2018	10.040	9.849	8	10.079	9.892	20	10.117	9.934	7	10.234	10.064	136	10.312	10.151	35
2019	9.849	10.203	7	9.892	10.251	6	9.934	10.301	8	10.064	10.451	116	10.151	10.552	33
2020	10.203	10.507	7	10.251	10.563	15	10.301	10.619	15	10.451	10.790	134	10.552	10.905	29
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	12.289	12.758	28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	12.758	12.891	28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Service Class(12)
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.259	8.984	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.984	9.368	1*	N/A	N/A	N/A
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
2011	12.468	11.533	1*	12.524	11.590	7	12.582	11.649	1*	12.760	11.831	47	12.874	11.949	8
2012	11.533	13.164	1*	11.590	13.235	7	N/A	N/A	N/A	11.831	13.538	40	11.949	13.687	7
2013	13.164	16.202	1*	13.235	16.298	6	N/A	N/A	N/A	13.538	16.704	38	13.687	16.905	5
2014	16.202	16.740	1*	16.298	16.846	6	N/A	N/A	N/A	16.704	17.301	37	16.905	17.526	4
2015	16.740	16.637	1*	16.846	16.751	6	N/A	N/A	N/A	17.301	17.237	34	17.526	17.479	4
2016	16.637	16.101	1*	16.751	16.220	6	N/A	N/A	N/A	17.237	16.724	32	17.479	16.976	4
2017	16.101	19.917	1*	16.220	20.073	6	N/A	N/A	N/A	16.724	20.739	25	16.976	21.072	3
2018	19.917	18.689	1*	20.073	18.846	5	N/A	N/A	N/A	20.739	19.510	23	21.072	19.843	3
2019	18.689	21.982	1*	18.846	22.177	5	N/A	N/A	N/A	19.510	23.005	17	19.843	23.421	2
2020	21.982	26.693	1*	22.177	26.943	5	N/A	N/A	N/A	23.005	28.004	14	23.421	28.539	1*
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	9.712	8.783	1*	9.828	8.892	3	9.782	8.864	8	9.818	8.905	2
2012	N/A	N/A	N/A	8.783	9.153	4	8.892	9.271	3	8.864	9.256	5	8.905	9.308	1*
2013	N/A	N/A	N/A	9.153	11.183	1*	9.271	11.334	2	9.256	11.332	7	9.308	11.407	1*
2014	N/A	N/A	N/A	11.183	10.144	1*	11.334	10.286	2	11.332	10.300	6	11.407	10.379	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.286	9.649	2	10.300	9.677	7	10.379	9.761	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.649	9.662	2	9.677	9.704	4	9.761	9.798	1*
2017	N/A	N/A	N/A	N/A	N/A	N/A	9.662	11.880	2	9.704	11.949	3	9.798	12.077	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.949	11.763	3	12.077	11.901	1*
2019	N/A	N/A	N/A	13.200	14.050	6	N/A	N/A	N/A	11.763	14.409	1*	11.901	14.592	1*
2020	N/A	N/A	N/A	14.050	17.563	5	N/A	N/A	N/A	14.409	18.048	1*	14.592	18.296	1*
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.582	10.865	3	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.865	10.054	3	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.054	10.419	2	N/A	N/A	N/A
A-10

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.342	10.428	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.274	9.808	6	10.428	9.827	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.808	10.477	3	9.827	10.508	2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.477	12.423	3	10.508	12.473	2
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.423	11.830	1*	12.473	11.889	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.830	13.832	3	11.889	13.915	1*
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.832	15.565	4	13.915	15.674	1*
LVIP Delaware Bond Fund - Standard Class
2011	14.985	15.819	133	15.055	15.900	254	15.124	15.981	66	15.335	16.228	1,668	17.427	18.461	691
2012	15.819	16.538	121	15.900	16.631	224	15.981	16.724	57	16.228	17.009	1,316	18.461	19.368	572
2013	16.538	15.844	110	16.631	15.942	163	16.724	16.039	55	17.009	16.336	1,141	19.368	18.621	469
2014	15.844	16.467	103	15.942	16.576	154	16.039	16.686	48	16.336	17.020	929	18.621	19.421	386
2015	16.467	16.212	90	16.576	16.327	148	16.686	16.443	48	17.020	16.798	836	19.421	19.186	299
2016	16.212	16.331	89	16.327	16.456	137	16.443	16.581	37	16.798	16.965	729	19.186	19.396	250
2017	16.331	16.716	78	16.456	16.853	116	16.581	16.989	33	16.965	17.408	679	19.396	19.923	187
2018	16.716	16.257	76	16.853	16.398	116	16.989	16.539	25	17.408	16.972	606	19.923	19.444	160
2019	16.257	17.411	73	16.398	17.571	110	16.539	17.731	23	16.972	18.222	527	19.444	20.897	140
2020	17.411	18.760	69	17.571	18.941	113	17.731	19.123	19	18.222	19.683	500	20.897	22.594	118
LVIP Delaware Diversified Floating Rate Fund - Service Class
2011	N/A	N/A	N/A	10.021	9.785	10	10.025	9.793	6	10.034	9.817	19	10.040	9.833	32
2012	N/A	N/A	N/A	9.785	9.981	9	9.793	9.994	6	9.817	10.034	29	9.833	10.060	52
2013	9.825	9.825	1*	9.981	9.843	20	9.994	9.860	6	10.034	9.914	60	10.060	9.950	63
2014	9.825	9.670	1*	9.843	9.692	19	9.860	9.715	6	9.914	9.783	37	9.950	9.828	86
2015	9.670	9.391	2	9.692	9.418	12	N/A	N/A	N/A	9.783	9.524	34	9.828	9.578	84
2016	9.391	9.395	2	9.418	9.426	2	N/A	N/A	N/A	9.524	9.551	27	9.578	9.615	72
2017	9.395	9.423	2	9.426	9.459	2	9.467	9.495	2	9.551	9.604	25	9.615	9.678	43
2018	9.423	9.243	2	9.459	9.283	2	9.495	9.323	1*	9.604	9.444	28	9.678	9.526	45
2019	9.243	9.458	1*	9.283	9.504	2	9.323	9.549	1*	9.444	9.688	26	9.526	9.782	29
2020	9.458	9.379	1*	9.504	9.429	2	9.549	9.479	1*	9.688	9.631	21	9.782	9.734	27
LVIP Delaware Mid Cap Value Fund - Service Class
2011	N/A	N/A	N/A	9.210	8.537	1*	9.227	8.557	3	9.277	8.616	14	9.311	8.656	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.557	9.621	3	8.616	9.702	7	8.656	9.757	1*
2013	9.567	12.509	2	N/A	N/A	N/A	9.621	12.591	3	9.702	12.717	7	9.757	12.801	1*
2014	12.509	13.157	2	12.550	13.207	1*	12.591	13.257	3	12.717	13.409	2	12.801	13.512	1*
2015	13.157	12.891	2	N/A	N/A	N/A	13.257	13.002	3	13.409	13.172	4	13.512	13.286	1*
2016	N/A	N/A	N/A	13.287	15.242	1*	13.002	15.315	3	13.172	15.538	11	13.286	15.688	1*
2017	16.636	17.456	1*	15.242	17.548	1*	15.315	17.642	1*	15.538	17.925	8	15.688	18.116	1*
2018	17.456	14.543	1*	17.548	14.628	1*	17.642	14.712	1*	17.925	14.972	7	18.116	15.146	1*
2019	14.543	18.536	1*	14.628	18.653	1*	14.712	18.771	1*	14.972	19.130	7	15.146	19.373	1*
2020	18.536	18.208	1*	18.653	18.332	1*	18.771	18.457	1*	19.130	18.838	6	19.373	19.096	1*
LVIP Delaware Social Awareness Fund - Standard Class
2011	13.758	13.579	5	13.823	13.649	24	13.888	13.720	1*	14.082	13.933	136	14.217	14.080	53
2012	13.579	15.352	5	13.649	15.439	24	N/A	N/A	N/A	13.933	15.792	102	14.080	15.974	46
2013	15.352	20.429	5	15.439	20.555	5	N/A	N/A	N/A	15.792	21.067	86	15.974	21.332	35
2014	20.429	23.079	4	20.555	23.234	5	N/A	N/A	N/A	21.067	23.860	75	21.332	24.184	28
2015	23.079	22.484	3	23.234	22.645	4	23.242	22.808	1*	23.860	23.303	67	24.184	23.643	21
2016	22.484	23.513	1*	22.645	23.694	4	N/A	N/A	N/A	23.303	24.431	53	23.643	24.812	18
2017	23.513	27.715	1*	23.694	27.943	4	N/A	N/A	N/A	24.431	28.870	45	24.812	29.350	14
2018	27.715	25.939	1*	27.943	26.166	4	N/A	N/A	N/A	28.870	27.088	43	29.350	27.566	13
2019	25.939	33.577	1*	26.166	33.883	3	N/A	N/A	N/A	27.088	35.147	37	27.566	35.803	11
2020	33.577	39.415	1*	33.883	39.790	3	N/A	N/A	N/A	35.147	41.357	35	35.803	42.171	9
LVIP Delaware Wealth Builder Fund - Standard Class(7)
2011	14.257	13.698	6	14.324	13.770	57	14.393	13.842	4	14.596	14.059	195	14.738	14.210	130
2012	13.698	15.219	5	13.770	15.306	58	13.842	15.395	4	14.059	15.660	133	14.210	15.843	112
2013	15.219	17.946	5	15.306	18.057	7	N/A	N/A	N/A	15.660	18.511	120	15.843	18.747	76
2014	17.946	18.363	5	18.057	18.487	7	N/A	N/A	N/A	18.511	18.990	84	18.747	19.251	34
2015	18.363	17.769	4	18.487	17.897	7	N/A	N/A	N/A	18.990	18.421	65	19.251	18.693	32
2016	17.769	18.405	4	17.897	18.547	7	N/A	N/A	N/A	18.421	19.128	58	18.693	19.430	28
2017	18.405	20.268	3	18.547	20.435	7	N/A	N/A	N/A	19.128	21.117	56	19.430	21.471	27
2018	20.268	18.839	3	20.435	19.004	7	N/A	N/A	N/A	21.117	19.677	45	21.471	20.028	25
2019	18.839	21.414	2	19.004	21.612	8	N/A	N/A	N/A	19.677	22.423	36	20.028	22.845	24
2020	21.414	22.180	1*	21.612	22.396	7	N/A	N/A	N/A	22.423	23.283	29	22.845	23.745	16
A-11

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional International Core Equity Fund - Service Class
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	8.888	9.156	1*	N/A	N/A	N/A	9.225	9.186	1*	N/A	N/A	N/A
2017	N/A	N/A	N/A	9.156	11.411	1*	N/A	N/A	N/A	9.186	11.471	2	11.290	11.502	1*
2018	N/A	N/A	N/A	11.411	9.209	1*	N/A	N/A	N/A	11.471	9.276	3	11.502	9.310	1*
2019	N/A	N/A	N/A	9.209	10.890	1*	N/A	N/A	N/A	9.276	10.991	4	9.310	11.043	1*
2019	N/A	N/A	N/A	10.890	11.391	1*	N/A	N/A	N/A	10.991	11.520	4	11.043	11.586	1*
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.028	8.295	3	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.295	9.662	3	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.662	10.908	4	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.908	9.895	10	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.895	9.318	13	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.318	9.319	9	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.319	11.529	10	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.529	9.489	8	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.489	10.871	7	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.871	9.976	1*	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.105	10.018	13	10.161	10.084	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.018	11.318	6	10.084	11.404	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.318	14.777	10	11.404	14.904	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.777	16.384	9	14.904	16.542	4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.384	15.731	9	16.542	15.898	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.731	17.632	11	15.898	17.837	1*
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	17.632	20.881	6	17.837	21.145	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	20.881	18.968	6	21.145	19.228	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18.968	24.178	3	19.228	24.534	1*
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	24.178	27.573	6	24.534	28.005	1*
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.238	11.016	3	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.016	13.918	3	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.918	15.743	2	N/A	N/A	N/A
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.929	9.351	7	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.351	10.767	4	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.767	13.639	6	12.720	13.674	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.639	14.004	9	13.674	14.054	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.004	12.688	9	14.054	12.746	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.688	13.829	4	12.746	13.905	1*
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.829	16.161	4	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.161	14.615	2	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.615	17.138	2	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	17.138	19.378	1*	15.377	19.563	1*
LVIP Dimensional/Vanguard Total Bond Fund - Service Class
2011	N/A	N/A	N/A	10.314	10.324	1*	N/A	N/A	N/A	10.194	10.337	10	10.056	10.344	6
2012	N/A	N/A	N/A	10.324	10.483	1*	10.381	10.491	1*	10.337	10.517	12	10.344	10.534	6
2013	N/A	N/A	N/A	10.483	9.976	1*	10.491	9.990	1*	10.517	10.029	15	10.534	10.055	3
2014	N/A	N/A	N/A	9.976	10.219	1*	9.990	10.237	1*	10.029	10.293	15	10.055	10.330	10
2015	N/A	N/A	N/A	10.219	10.033	1*	10.237	10.056	1*	10.293	10.126	22	10.330	10.173	7
2016	N/A	N/A	N/A	10.033	10.025	9	10.056	10.053	1*	10.126	10.138	19	10.173	10.196	13
2017	N/A	N/A	N/A	10.025	10.101	9	10.053	10.134	2	10.138	10.235	30	10.196	10.304	12
2018	9.841	9.834	1*	10.101	9.872	2	10.134	9.910	2	10.235	10.023	31	10.304	10.100	7
2019	9.834	10.339	1*	9.872	10.384	2	9.910	10.429	2	10.023	10.565	61	10.100	10.656	6
2020	10.339	10.689	1*	10.384	10.741	19	10.429	10.793	2	10.565	10.949	68	10.656	11.055	5
A-12

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.265	11.511	4
2015	11.570	10.647	1*	N/A	N/A	N/A	N/A	N/A	N/A	11.371	10.717	4	N/A	N/A	N/A
2016	10.647	11.090	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	11.090	12.902	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	12.902	11.870	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	11.870	13.925	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	13.925	16.366	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	7.792	7.390	13	7.806	7.407	1*	7.848	7.458	49	7.877	7.493	1*
2012	N/A	N/A	N/A	7.390	8.767	11	7.407	8.792	1*	7.458	8.866	45	7.493	8.916	2
2013	N/A	N/A	N/A	8.767	10.291	9	8.792	10.325	1*	8.866	10.428	13	8.916	10.497	4
2014	N/A	N/A	N/A	10.291	9.872	9	10.325	9.909	1*	10.428	10.023	12	10.497	10.100	4
2015	10.293	8.848	2	9.872	8.886	8	9.909	8.925	1*	10.023	9.041	8	10.100	9.119	4
2016	8.848	8.865	2	8.886	8.908	11	8.925	8.950	1*	9.041	9.081	7	9.119	9.168	4
2017	8.865	10.528	2	8.908	10.584	3	N/A	N/A	N/A	9.081	10.811	1*	9.168	10.927	4
2018	10.528	9.358	2	N/A	N/A	N/A	N/A	N/A	N/A	10.811	9.634	1*	10.927	9.746	4
2019	9.358	10.325	2	N/A	N/A	N/A	N/A	N/A	N/A	9.634	10.656	1*	9.746	10.792	4
2020	10.325	11.380	2	N/A	N/A	N/A	N/A	N/A	N/A	10.656	11.774	1*	10.792	11.936	2
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.440	13.575	1*
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	10.461	9.229	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.227	9.270	4	N/A	N/A	N/A
2016	9.229	10.041	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	10.041	10.913	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	10.913	9.973	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	9.973	11.327	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
2011	12.157	12.331	13	12.191	12.371	59	12.225	12.412	2	12.327	12.535	179	12.396	12.617	117
2012	12.331	13.242	13	12.371	13.292	52	12.412	13.342	21	12.535	13.495	225	12.617	13.597	119
2013	13.242	14.216	8	13.292	14.277	48	13.342	14.338	2	13.495	14.524	109	13.597	14.649	63
2014	N/A	N/A	N/A	14.277	14.769	44	14.338	14.840	2	14.524	15.054	118	14.649	15.199	36
2015	N/A	N/A	N/A	14.769	14.168	40	14.840	14.243	1*	15.054	14.470	140	15.199	14.624	35
2016	N/A	N/A	N/A	14.168	14.561	36	14.243	14.646	1*	14.470	14.902	128	14.624	15.076	17
2017	N/A	N/A	N/A	14.561	15.748	33	14.646	15.847	1*	14.902	16.149	89	15.076	16.353	16
2018	16.031	14.627	4	15.748	14.727	29	15.847	14.827	1*	16.149	15.132	67	16.353	15.338	21
2019	14.627	16.456	4	14.727	16.577	26	14.827	16.698	1*	15.132	17.067	62	15.338	17.317	21
2020	16.456	17.238	4	16.577	17.373	22	16.698	17.508	1*	17.067	17.922	38	17.317	18.203	13
LVIP Global Growth Allocation Managed Risk Fund - Service Class
2011	11.556	11.305	3	11.588	11.342	8	N/A	N/A	N/A	11.718	11.492	451	11.783	11.568	131
2012	11.305	12.070	3	11.342	12.116	17	N/A	N/A	N/A	11.492	12.301	372	11.568	12.395	123
2013	12.070	13.407	2	12.116	13.465	17	13.171	13.523	32	12.301	13.698	370	12.395	13.816	128
2014	13.407	13.570	4	13.465	13.635	17	13.523	13.701	29	13.698	13.899	358	13.816	14.032	109
2015	13.570	12.785	4	13.635	12.853	13	N/A	N/A	N/A	13.899	13.127	304	14.032	13.267	109
2016	12.785	13.101	3	12.853	13.177	9	N/A	N/A	N/A	13.127	13.485	261	13.267	13.642	89
2017	13.101	14.819	3	13.177	14.912	9	N/A	N/A	N/A	13.485	15.292	235	13.642	15.485	87
2018	14.819	13.579	5	14.912	13.672	5	N/A	N/A	N/A	15.292	14.048	208	15.485	14.240	77
2019	13.579	15.390	4	13.672	15.502	5	N/A	N/A	N/A	14.048	15.961	169	14.240	16.195	57
2020	15.390	15.937	4	15.502	16.061	5	N/A	N/A	N/A	15.961	16.569	107	16.195	16.829	50
A-13

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Income Fund - Service Class
2011	11.430	11.302	1*	11.436	11.314	7	11.448	11.332	1*	11.476	11.376	42	11.492	11.404	17
2012	11.302	11.907	1*	11.314	11.925	6	N/A	N/A	N/A	11.376	12.015	40	11.404	12.056	17
2013	11.907	11.319	1*	11.925	11.342	7	N/A	N/A	N/A	12.015	11.450	42	12.056	11.501	21
2014	11.319	11.288	1*	11.342	11.316	7	N/A	N/A	N/A	11.450	11.447	41	11.501	11.509	20
2015	11.288	10.819	1*	11.316	10.851	7	N/A	N/A	N/A	11.447	10.999	41	11.509	11.070	10
2016	10.819	10.637	1*	10.851	10.675	6	N/A	N/A	N/A	10.999	10.841	39	11.070	10.922	9
2017	10.637	10.931	1*	10.675	10.975	6	10.741	11.026	1*	10.841	11.169	46	10.922	11.263	7
2018	10.931	10.897	1*	10.975	10.947	6	11.026	11.002	1*	11.169	11.162	44	11.263	11.268	5
2019	10.897	11.378	3	N/A	N/A	N/A	11.002	11.499	1*	11.162	11.684	42	11.268	11.806	5
2020	11.378	11.886	3	N/A	N/A	N/A	11.499	12.025	1*	11.684	12.236	42	11.806	12.376	5
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
2011	12.058	11.933	31	12.092	11.973	71	12.126	12.012	10	12.227	12.131	587	12.296	12.211	338
2012	11.933	12.794	24	11.973	12.842	70	12.012	12.891	29	12.131	13.038	530	12.211	13.137	262
2013	12.794	14.000	125	12.842	14.060	67	12.891	14.120	41	13.038	14.303	459	13.137	14.426	201
2014	14.000	14.263	120	14.060	14.331	66	14.120	14.400	28	14.303	14.608	417	14.426	14.748	190
2015	14.263	13.481	117	14.331	13.553	26	N/A	N/A	N/A	14.608	13.842	345	14.748	13.989	135
2016	13.481	13.760	101	13.553	13.839	25	N/A	N/A	N/A	13.842	14.163	330	13.989	14.328	112
2017	13.760	15.388	90	13.839	15.485	24	N/A	N/A	N/A	14.163	15.880	302	14.328	16.080	98
2018	15.388	14.235	81	15.485	14.332	22	N/A	N/A	N/A	15.880	14.726	229	16.080	14.927	86
2019	14.235	16.017	67	14.332	16.134	21	N/A	N/A	N/A	14.726	16.611	164	14.927	16.855	81
2020	16.017	16.624	50	16.134	16.754	8	N/A	N/A	N/A	16.611	17.284	123	16.855	17.555	70
LVIP Goldman Sachs Income Builder Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Government Money Market Fund - Standard Class
2011	10.040	9.849	33	10.088	9.901	151	10.134	9.951	31	10.274	10.104	895	10.815	10.647	355
2012	9.849	9.661	24	9.901	9.717	102	9.951	9.771	12	10.104	9.936	929	10.647	10.481	360
2013	9.661	9.477	25	9.717	9.536	162	9.771	9.594	12	9.936	9.771	690	10.481	10.317	353
2014	9.477	9.296	22	9.536	9.359	161	9.594	9.421	12	9.771	9.609	602	10.317	10.156	232
2015	9.296	9.119	16	9.359	9.185	145	9.421	9.250	8	9.609	9.449	520	10.156	9.997	215
2016	9.119	8.945	16	9.185	9.015	138	9.250	9.083	8	9.449	9.292	483	9.997	9.841	192
2017	8.945	8.809	15	9.015	8.882	131	9.083	8.953	4	9.292	9.173	397	9.841	9.725	148
2018	8.809	8.759	7	8.882	8.836	148	8.953	8.912	3	9.173	9.144	387	9.725	9.704	94
2019	8.759	8.744	7	8.836	8.825	124	8.912	8.905	3	9.144	9.151	678	9.704	9.721	101
2020	8.744	8.599	30	8.825	8.683	139	8.905	8.766	3	9.151	9.022	727	9.721	9.593	105
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.275	10.258	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.258	9.573	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.573	10.434	1*
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.484	11.322	2	10.434	11.372	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.372	10.171	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.171	11.103	1*
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.834	10.283	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.548	9.200	1*	10.283	9.218	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.200	9.575	1*	9.218	9.603	2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.575	11.076	1*	9.603	11.120	2
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.076	9.861	1*	11.120	9.910	2
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.861	11.562	1*	9.910	11.632	2
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.562	12.157	1*	11.632	12.242	2
A-14

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP JPMorgan High Yield Fund - Service Class
2011	N/A	N/A	N/A	10.785	10.850	1*	N/A	N/A	N/A	10.798	10.885	21	10.805	10.903	1*
2012	N/A	N/A	N/A	10.850	12.204	1*	11.155	12.220	1*	10.885	12.268	28	10.903	12.300	2
2013	N/A	N/A	N/A	12.204	12.729	1*	12.220	12.752	1*	12.268	12.821	30	12.300	12.868	8
2014	N/A	N/A	N/A	12.729	12.812	1*	12.752	12.841	1*	12.821	12.931	20	12.868	12.991	8
2015	N/A	N/A	N/A	12.812	12.046	1*	12.841	12.080	1*	12.931	12.182	20	12.991	12.251	9
2016	N/A	N/A	N/A	12.046	13.353	1*	12.080	13.397	3	12.182	13.531	18	12.251	13.621	7
2017	N/A	N/A	N/A	13.353	13.955	2	13.397	14.008	2	13.531	14.169	19	13.621	14.278	5
2018	N/A	N/A	N/A	13.955	13.268	1*	14.008	13.325	2	14.169	13.499	11	14.278	13.616	7
2019	13.899	14.601	4	13.268	14.671	1*	13.325	14.742	2	13.499	14.956	8	13.616	15.101	8
2020	14.601	15.077	4	14.671	15.157	2	14.742	15.238	2	14.956	15.483	8	15.101	15.648	4
LVIP JPMorgan Retirement Income Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.192	12.290	1*	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.290	11.507	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.507	12.857	11	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.857	13.804	20	N/A	N/A	N/A
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.404	9.059	17	7.424	9.093	3
2011	N/A	N/A	N/A	8.994	8.648	1*	N/A	N/A	N/A	9.059	8.728	17	9.093	8.769	5
2012	N/A	N/A	N/A	8.648	9.628	1*	N/A	N/A	N/A	8.728	9.736	14	N/A	N/A	N/A
2013	9.601	11.663	1*	9.628	11.701	1*	N/A	N/A	N/A	9.736	11.857	16	10.831	11.937	2
2014	11.663	12.335	1*	11.701	12.381	1*	N/A	N/A	N/A	11.857	12.572	10	11.937	12.669	2
2015	12.335	11.133	2	12.381	11.181	1*	N/A	N/A	N/A	12.572	11.375	11	12.669	11.475	1*
2016	11.133	11.980	2	N/A	N/A	N/A	N/A	N/A	N/A	11.375	12.271	11	11.475	12.391	1*
2017	11.980	13.441	2	N/A	N/A	N/A	N/A	N/A	N/A	12.271	13.802	10	12.391	13.951	1*
2018	13.441	11.597	2	N/A	N/A	N/A	N/A	N/A	N/A	13.802	11.938	10	13.951	12.079	1*
2019	11.597	13.178	2	11.722	13.261	1*	N/A	N/A	N/A	11.938	13.599	8	12.079	13.773	1*
LVIP MFS International Equity Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.062	10.043	4	9.647	10.049	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.043	9.148	9	N/A	N/A	N/A
2015	8.847	8.923	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.148	8.982	4	N/A	N/A	N/A
2016	8.923	8.615	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.982	8.694	2	N/A	N/A	N/A
2017	8.615	10.866	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.694	10.993	5	N/A	N/A	N/A
2018	10.866	9.756	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.993	9.895	4	N/A	N/A	N/A
2019	9.756	12.061	1*	N/A	N/A	N/A	10.970	12.141	1*	9.895	12.263	3	12.017	12.345	4
2020	12.061	12.093	1*	N/A	N/A	N/A	12.141	12.186	1*	12.263	12.327	3	N/A	N/A	N/A
LVIP MFS International Growth Fund - Service Class
2011	N/A	N/A	N/A	8.185	7.220	1*	8.200	7.237	2	8.245	7.287	23	8.275	7.321	12
2012	N/A	N/A	N/A	7.220	8.438	1*	7.237	8.462	4	7.287	8.533	20	7.321	8.581	1*
2013	N/A	N/A	N/A	8.438	9.382	1*	8.462	9.413	2	8.533	9.507	13	8.581	9.570	1*
2014	N/A	N/A	N/A	9.382	8.718	1*	9.413	8.752	2	9.507	8.852	7	9.570	8.920	2
2015	N/A	N/A	N/A	8.718	8.644	1*	8.752	8.681	5	8.852	8.794	12	8.920	8.870	2
2016	N/A	N/A	N/A	8.644	8.600	1*	8.681	8.642	2	8.794	8.767	9	8.870	8.852	2
2017	N/A	N/A	N/A	8.600	11.100	1*	8.642	11.159	2	8.767	11.338	5	8.852	11.459	3
2018	10.381	9.911	1*	11.100	9.969	8	N/A	N/A	N/A	11.338	10.203	4	11.459	10.323	6
2019	9.911	12.368	3	9.969	12.446	8	N/A	N/A	N/A	10.203	12.765	4	10.323	12.927	8
2020	12.368	13.857	3	12.446	13.952	10	N/A	N/A	N/A	12.765	14.337	4	12.927	14.534	7
LVIP MFS Value Fund - Service Class
2011	8.290	8.101	2	8.305	8.120	15	8.320	8.139	1*	8.365	8.195	62	8.396	8.233	29
2012	8.101	9.219	2	8.120	9.245	5	8.139	9.271	1*	8.195	9.350	82	8.233	9.402	25
2013	9.219	12.262	2	9.245	12.303	16	9.271	12.344	1*	9.350	12.467	91	9.402	12.549	40
2014	12.262	13.256	2	12.303	13.306	16	12.344	13.357	1*	12.467	13.511	73	12.549	13.614	34
2015	13.256	12.897	4	13.306	12.952	15	13.357	13.008	1*	13.511	13.178	71	13.614	13.292	31
2016	12.897	14.391	3	12.952	14.460	19	13.008	14.530	1*	13.178	14.741	74	13.292	14.883	26
2017	14.391	16.559	1*	14.460	16.647	17	N/A	N/A	N/A	14.741	17.004	57	14.883	17.186	22
2018	16.559	14.579	1*	16.647	14.664	15	N/A	N/A	N/A	17.004	15.009	46	17.186	15.184	21
2019	14.579	18.518	2	14.664	18.635	15	N/A	N/A	N/A	15.009	19.111	37	15.184	19.354	20
2020	18.518	18.777	2	18.635	18.906	15	N/A	N/A	N/A	19.111	19.428	37	19.354	19.694	18
A-15

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Mondrian International Value Fund - Standard Class
2011	18.132	17.032	10	18.214	17.118	10	18.302	17.209	5	18.558	17.476	247	18.719	17.645	88
2012	17.032	18.309	10	17.118	18.411	9	17.209	18.518	5	17.476	18.834	200	17.645	19.035	76
2013	18.309	21.877	9	18.411	22.010	14	18.518	22.149	6	18.834	22.561	169	19.035	22.825	70
2014	21.877	20.910	9	22.010	21.047	13	22.149	21.191	6	22.561	21.617	151	22.825	21.892	61
2015	20.910	19.728	8	21.047	19.868	9	21.191	20.014	6	21.617	20.447	129	21.892	20.727	47
2016	19.728	20.123	8	19.868	20.276	9	20.014	20.435	5	20.447	20.909	114	20.727	21.217	43
2017	20.123	23.947	8	20.276	24.140	3	20.435	24.342	4	20.909	24.943	96	21.217	25.336	41
2018	23.947	20.789	8	24.140	20.967	3	24.342	21.153	2	24.943	21.708	88	25.336	22.072	31
2019	20.789	24.108	7	20.967	24.327	2	21.153	24.555	2	21.708	25.237	78	22.072	25.685	25
2020	24.108	22.467	6	24.327	22.683	2	24.555	22.907	2	25.237	23.578	80	25.685	24.021	15
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.981	9.893	8	10.004	9.900	3
2015	9.832	9.824	1*	9.835	9.832	2	9.847	9.840	3	9.893	9.864	32	9.900	9.880	4
2016	9.824	9.863	1*	9.832	9.876	5	N/A	N/A	N/A	9.864	9.928	41	9.880	9.954	24
2017	9.863	9.811	1*	9.876	9.828	13	9.891	9.846	3	9.928	9.900	40	9.954	9.936	35
2018	9.811	9.708	1*	9.828	9.731	43	9.846	9.753	10	9.900	9.821	38	9.936	9.867	35
2019	9.708	9.817	1*	9.731	9.844	52	9.753	9.872	14	9.821	9.956	64	9.867	10.012	43
2020	9.817	9.996	15	9.844	10.029	45	9.872	10.062	14	9.956	10.163	130	10.012	10.231	75
LVIP SSGA Bond Index Fund - Service Class
2011	11.066	11.627	21	11.080	11.647	23	11.094	11.668	4	11.136	11.729	236	11.164	11.771	105
2012	11.627	11.812	20	11.647	11.839	21	11.668	11.866	4	11.729	11.946	225	11.771	12.001	94
2013	11.812	11.258	22	11.839	11.289	16	11.866	11.321	3	11.946	11.415	191	12.001	11.478	85
2014	11.258	11.647	22	11.289	11.685	14	11.321	11.723	3	11.415	11.838	163	11.478	11.915	82
2015	11.647	11.422	21	11.685	11.465	5	11.723	11.508	2	11.838	11.639	133	11.915	11.726	83
2016	11.422	11.429	23	11.465	11.478	5	11.508	11.527	5	11.639	11.675	125	11.726	11.775	73
2017	11.429	11.536	33	11.478	11.591	4	11.527	11.646	2	11.675	11.814	130	11.775	11.927	61
2018	11.536	11.248	23	11.591	11.307	4	11.646	11.367	2	11.814	11.548	111	11.927	11.670	50
2019	11.248	11.910	22	11.307	11.978	4	11.367	12.048	2	11.548	12.258	141	11.670	12.400	43
2020	11.910	12.524	20	11.978	12.602	4	12.048	12.682	2	12.258	12.922	164	12.400	13.085	36
LVIP SSGA Conservative Index Allocation Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.081	11.245	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.634	11.718	4	11.245	11.778	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.718	12.017	4	11.778	12.097	1*	11.740	12.150	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.017	11.657	6	12.097	11.751	6	12.150	11.815	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	11.657	11.986	3	11.751	12.101	7	11.815	12.179	3
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.986	12.994	3	12.101	13.139	11	12.179	13.237	3
2018	N/A	N/A	N/A	N/A	N/A	N/A	12.994	12.172	3	13.139	12.326	9	13.237	12.431	3
2019	N/A	N/A	N/A	N/A	N/A	N/A	12.172	13.687	3	12.326	13.881	17	12.431	14.012	3
2020	N/A	N/A	N/A	N/A	N/A	N/A	13.687	15.037	3	13.881	15.273	16	N/A	N/A	N/A
LVIP SSGA Conservative Structured Allocation Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.390	10.474	11	10.394	10.489	7
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.474	11.130	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.130	11.687	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.687	12.096	1*	12.174	12.150	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.150	11.705	6
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.705	12.277	6
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.838	13.624	3	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.624	14.653	3	N/A	N/A	N/A
A-16

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Developed International 150 Fund - Service Class
2011	9.281	7.977	4	9.292	7.991	2	N/A	N/A	N/A	9.339	8.047	24	9.363	8.076	11
2012	7.977	8.868	3	7.991	8.888	2	N/A	N/A	N/A	8.047	8.969	24	8.076	9.010	10
2013	8.868	10.438	3	8.888	10.466	2	N/A	N/A	N/A	8.969	10.583	21	9.010	10.641	10
2014	10.438	10.302	3	10.466	10.336	2	N/A	N/A	N/A	10.583	10.472	24	10.641	10.540	10
2015	10.302	9.645	3	10.336	9.681	1*	N/A	N/A	N/A	10.472	9.828	20	10.540	9.902	9
2016	9.645	10.354	3	9.681	10.398	12	N/A	N/A	N/A	9.828	10.577	23	9.902	10.668	8
2017	10.354	12.516	6	10.398	12.575	9	10.839	12.636	3	10.577	12.817	20	10.668	12.940	7
2018	12.516	10.378	5	12.575	10.433	9	12.636	10.488	2	12.817	10.655	18	12.940	10.768	7
2019	10.378	11.718	5	10.433	11.786	9	10.488	11.854	1*	10.655	12.061	17	10.768	12.200	4
2020	11.718	10.994	4	N/A	N/A	N/A	11.854	11.132	1*	12.061	11.343	17	12.200	11.486	1*
LVIP SSGA Emerging Markets 100 Fund - Service Class
2011	14.028	11.672	2	14.051	11.697	2	14.065	11.714	2	14.118	11.776	48	14.154	11.818	24
2012	11.672	12.865	2	11.697	12.899	2	11.714	12.924	2	11.776	13.012	50	11.818	13.071	14
2013	12.865	12.228	2	12.899	12.266	2	12.924	12.296	1*	13.012	12.399	52	13.071	12.468	14
2014	12.228	11.559	2	12.266	11.601	2	12.296	11.635	1*	12.399	11.749	48	12.468	11.827	13
2015	11.559	9.380	3	11.601	9.419	1*	11.635	9.451	1*	11.749	9.559	49	11.827	9.631	11
2016	9.380	10.593	3	9.419	10.642	3	9.451	10.684	1*	9.559	10.822	50	9.631	10.915	13
2017	10.593	12.831	6	10.642	12.897	3	10.684	12.955	2	10.822	13.141	49	10.915	13.267	10
2018	12.831	11.006	4	12.897	11.068	1*	12.955	11.123	1*	13.141	11.300	27	13.267	11.420	8
2019	11.006	11.586	5	N/A	N/A	N/A	11.123	11.721	1*	11.300	11.925	20	11.420	12.064	4
2020	11.586	11.635	4	N/A	N/A	N/A	11.721	11.782	1*	11.925	12.006	17	12.064	12.158	3
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class(8)
2011	N/A	N/A	N/A	10.692	10.486	4	10.721	10.521	17	10.811	10.625	20	10.872	10.695	90
2012	N/A	N/A	N/A	10.486	11.408	4	N/A	N/A	N/A	10.625	11.582	32	10.695	11.670	44
2013	N/A	N/A	N/A	11.408	12.261	4	N/A	N/A	N/A	11.582	12.473	29	11.670	12.580	35
2014	N/A	N/A	N/A	12.261	12.476	5	N/A	N/A	N/A	12.473	12.717	26	12.580	12.840	34
2015	N/A	N/A	N/A	12.476	11.415	4	N/A	N/A	N/A	12.717	11.659	17	12.840	11.783	20
2016	N/A	N/A	N/A	11.415	11.801	1*	N/A	N/A	N/A	11.659	12.077	15	11.783	12.217	18
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.077	13.598	13	12.217	13.770	17
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.598	12.246	12	13.770	12.413	16
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.246	13.901	12	12.413	14.105	13
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.901	14.590	11	14.105	14.819	12
LVIP SSGA International Index Fund - Service Class
2011	8.362	7.168	4	8.373	7.181	2	N/A	N/A	N/A	8.415	7.232	60	8.436	7.257	29
2012	7.168	8.282	7	7.181	8.301	2	7.864	8.320	1*	7.232	8.376	67	7.257	8.414	22
2013	8.282	9.803	10	8.301	9.830	8	8.320	9.857	3	8.376	9.939	227	8.414	9.994	70
2014	9.803	9.029	10	9.830	9.059	7	9.857	9.089	3	9.939	9.178	188	9.994	9.238	49
2015	9.029	8.725	10	9.059	8.758	5	9.089	8.791	2	9.178	8.891	171	9.238	8.958	40
2016	8.725	8.620	10	8.758	8.657	5	8.791	8.694	1*	8.891	8.806	157	8.958	8.881	37
2017	8.620	10.515	14	8.657	10.565	5	8.694	10.615	1*	8.806	10.768	146	8.881	10.871	31
2018	10.515	8.876	10	10.565	8.923	5	10.615	8.970	1*	10.768	9.113	136	10.871	9.209	27
2019	8.876	10.557	9	8.923	10.618	4	8.970	10.679	1*	9.113	10.865	125	9.209	10.991	28
2020	10.557	11.138	8	10.618	11.208	4	10.679	11.278	1*	10.865	11.492	125	10.991	11.637	19
LVIP SSGA International Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.694	8.670	2	N/A	N/A	N/A
2016	8.179	8.138	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.670	8.200	1*	N/A	N/A	N/A
2017	8.138	9.893	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.200	9.993	1*	N/A	N/A	N/A
2018	9.893	8.496	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.993	8.604	1*	N/A	N/A	N/A
2019	8.496	9.873	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	9.873	9.564	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-17

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Large Cap 100 Fund - Service Class
2011	10.741	10.751	7	10.754	10.770	4	10.768	10.789	2	10.809	10.846	46	10.836	10.884	29
2012	10.751	11.803	5	10.770	11.830	3	10.789	11.857	2	10.846	11.937	43	10.884	11.991	25
2013	11.803	15.684	5	11.830	15.727	3	11.857	15.771	2	11.937	15.902	42	11.991	15.990	24
2014	15.684	17.910	4	15.727	17.968	3	15.771	18.027	2	15.902	18.204	40	15.990	18.323	18
2015	17.910	16.701	4	N/A	N/A	N/A	18.027	16.827	2	18.204	17.018	28	18.323	17.147	19
2016	16.701	19.855	4	N/A	N/A	N/A	16.827	20.025	2	17.018	20.283	31	17.147	20.456	17
2017	19.855	23.068	7	N/A	N/A	N/A	N/A	N/A	N/A	20.283	23.623	23	20.456	23.849	16
2018	23.068	20.059	5	N/A	N/A	N/A	23.339	20.271	1*	23.623	20.593	18	23.849	20.811	15
2019	20.059	24.980	4	N/A	N/A	N/A	N/A	N/A	N/A	20.593	25.710	16	20.811	26.008	12
2020	24.980	25.164	3	N/A	N/A	N/A	N/A	N/A	N/A	25.710	25.964	16	26.008	26.291	11
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.345	10.877	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.716	11.212	1*	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.212	13.315	1*	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.315	12.451	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.451	14.795	1*	13.543	14.894	1*
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.795	16.800	1*	14.894	16.928	1*
LVIP SSGA Mid-Cap Index Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.495	12.499	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.499	10.874	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.874	13.430	1*
2020	N/A	N/A	N/A	10.232	12.249	5	N/A	N/A	N/A	N/A	N/A	N/A	13.430	14.922	1*
LVIP SSGA Moderate Index Allocation Fund - Service Class
2011	10.637	10.381	32	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.652	10.433	22
2012	10.381	11.344	30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.433	11.441	22
2013	11.344	12.481	27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.441	12.631	22
2014	12.481	12.748	25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.631	12.947	22
2015	12.748	12.288	23	13.019	12.321	2	N/A	N/A	N/A	12.236	12.455	3	12.947	12.523	22
2016	12.288	12.818	21	12.321	12.860	2	N/A	N/A	N/A	12.455	13.026	3	12.523	13.110	22
2017	N/A	N/A	N/A	12.860	14.417	2	N/A	N/A	N/A	13.026	14.633	1*	13.110	14.742	22
2018	N/A	N/A	N/A	14.417	13.226	2	N/A	N/A	N/A	14.633	13.451	1*	14.742	13.565	22
2019	N/A	N/A	N/A	13.226	15.305	2	N/A	N/A	N/A	13.451	15.596	4	13.565	15.744	22
2020	N/A	N/A	N/A	15.305	17.052	2	N/A	N/A	N/A	15.596	17.411	4	15.744	17.593	22
LVIP SSGA Moderate Structured Allocation Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.551	10.377	1*	10.555	10.392	10
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.377	11.249	7	10.392	11.276	9
2013	11.892	12.340	74	11.909	12.361	103	11.926	12.382	33	11.249	12.446	826	11.276	12.488	389
2014	12.340	12.742	65	12.361	12.770	101	12.382	12.798	28	12.446	12.884	611	12.488	12.941	312
2015	12.742	12.128	59	12.770	12.161	95	12.798	12.194	20	12.884	12.293	552	12.941	12.360	243
2016	12.128	12.965	60	12.161	13.007	93	12.194	13.048	12	12.293	13.175	483	12.360	13.260	204
2017	12.965	14.350	51	13.007	14.403	87	13.048	14.457	11	13.175	14.618	426	13.260	14.727	177
2018	14.350	13.037	48	14.403	13.092	82	14.457	13.148	11	14.618	13.315	354	14.727	13.427	143
2019	13.037	14.867	48	13.092	14.938	75	13.148	15.008	10	13.315	15.222	306	13.427	15.366	124
2020	14.867	15.978	49	14.938	16.061	68	15.008	16.145	4	15.222	16.400	275	15.366	16.571	91
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.777	10.279	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.279	11.354	3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.354	12.758	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.758	12.988	2	N/A	N/A	N/A	N/A	N/A	N/A	12.613	13.161	2
2015	N/A	N/A	N/A	12.988	12.452	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	12.452	13.086	1*	N/A	N/A	N/A	12.432	13.255	6	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.255	15.205	5	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.205	13.804	5	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.804	16.208	4	N/A	N/A	N/A
2020	17.613	17.698	7	N/A	N/A	N/A	N/A	N/A	N/A	16.208	18.165	4	N/A	N/A	N/A
A-18

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	13.738	12.464	16	N/A	N/A	N/A	13.071	12.600	8	N/A	N/A	N/A
2016	N/A	N/A	N/A	12.464	13.477	16	N/A	N/A	N/A	12.600	13.651	10	N/A	N/A	N/A
2017	N/A	N/A	N/A	13.477	15.155	16	N/A	N/A	N/A	13.651	15.382	10	N/A	N/A	N/A
2018	N/A	N/A	N/A	15.155	13.617	16	N/A	N/A	N/A	15.382	13.848	10	N/A	N/A	N/A
2019	N/A	N/A	N/A	13.617	15.650	16	N/A	N/A	N/A	13.848	15.948	10	N/A	N/A	N/A
2020	N/A	N/A	N/A	15.650	16.739	16	N/A	N/A	N/A	15.948	17.092	10	N/A	N/A	N/A
LVIP SSGA S&P 500 Index Fund - Service Class
2011	9.556	9.521	7	9.583	9.552	4	9.609	9.584	3	9.679	9.668	94	9.746	9.744	42
2012	9.521	10.771	10	9.552	10.812	3	9.584	10.853	3	9.668	10.965	93	9.744	11.063	35
2013	10.771	13.909	49	10.812	13.969	79	10.853	14.029	48	10.965	14.195	874	11.063	14.336	380
2014	13.909	15.434	45	13.969	15.508	72	14.029	15.582	46	14.195	15.791	717	14.336	15.963	336
2015	15.434	15.275	44	15.508	15.356	63	15.582	15.437	35	15.791	15.667	639	15.963	15.853	268
2016	15.275	16.699	43	15.356	16.796	66	15.437	16.893	24	15.667	17.170	550	15.853	17.393	215
2017	16.699	19.860	41	16.796	19.985	57	16.893	20.111	25	17.170	20.471	499	17.393	20.757	186
2018	19.860	18.527	36	19.985	18.653	57	20.111	18.779	19	20.471	19.145	425	20.757	19.431	165
2019	18.527	23.778	34	18.653	23.951	52	18.779	24.126	17	19.145	24.633	354	19.431	25.026	160
2020	23.778	27.455	28	23.951	27.669	41	24.126	27.885	13	24.633	28.513	317	25.026	28.998	135
LVIP SSGA Short-Term Bond Index Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.996	10.031	7	N/A	N/A	N/A
2019	10.116	10.267	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.031	10.309	14	N/A	N/A	N/A
2020	10.267	10.411	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.309	10.480	71	N/A	N/A	N/A
LVIP SSGA Small-Cap Index Fund - Service Class
2011	8.972	8.376	2	8.988	8.395	1*	N/A	N/A	N/A	9.053	8.473	40	9.086	8.512	14
2012	8.376	9.496	3	8.395	9.523	4	9.255	9.550	1*	8.473	9.630	42	8.512	9.685	11
2013	9.496	12.811	11	9.523	12.854	19	9.550	12.896	5	9.630	13.025	206	9.685	13.111	111
2014	12.811	13.118	11	12.854	13.168	18	12.896	13.218	5	13.025	13.370	179	13.111	13.472	90
2015	13.118	12.227	7	13.168	12.280	16	13.218	12.333	5	13.370	12.494	156	13.472	12.602	75
2016	12.227	14.435	7	12.280	14.505	13	12.333	14.575	3	12.494	14.786	113	12.602	14.929	63
2017	14.435	16.128	6	14.505	16.213	13	14.575	16.300	3	14.786	16.561	95	14.929	16.738	54
2018	16.128	13.983	5	16.213	14.065	11	16.300	14.146	3	16.561	14.395	81	16.738	14.563	33
2019	13.983	17.103	4	14.065	17.211	11	14.146	17.320	4	14.395	17.651	66	14.563	17.875	27
2020	17.103	19.944	4	17.211	20.080	11	17.320	20.217	4	17.651	20.634	60	17.875	20.917	23
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
2011	13.370	12.789	1*	13.386	12.812	1*	N/A	N/A	N/A	13.454	12.902	38	13.488	12.948	4
2012	12.789	14.241	1*	12.812	14.273	1*	N/A	N/A	N/A	12.902	14.403	35	12.948	14.468	3
2013	14.241	18.737	1*	14.273	18.788	2	14.306	18.840	1*	14.403	18.997	35	14.468	19.102	4
2014	18.737	19.118	1*	18.788	19.180	2	18.840	19.242	1*	18.997	19.432	38	19.102	19.559	5
2015	19.118	17.421	1*	N/A	N/A	N/A	19.242	17.553	1*	19.432	17.752	38	19.559	17.886	4
2016	17.421	22.170	1*	19.082	22.265	2	17.553	22.360	1*	17.752	22.648	37	17.886	22.841	6
2017	22.170	23.062	2	22.265	23.171	2	22.360	23.282	1*	22.648	23.618	35	22.841	23.843	5
2018	23.062	19.524	1*	23.171	19.627	2	23.282	19.731	1*	23.618	20.045	17	23.843	20.257	4
2019	19.524	22.885	1*	19.627	23.017	2	19.731	23.150	1*	20.045	23.555	16	20.257	23.827	3
2020	22.885	23.727	1*	N/A	N/A	N/A	23.150	24.026	1*	23.555	24.482	15	23.827	24.790	2
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.854	11.144	1*	10.859	11.151	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.144	10.778	1*	11.151	10.795	2
2015	10.775	9.589	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.778	9.652	2	10.795	9.678	2
2016	9.589	10.824	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.652	10.923	1*	9.678	10.963	2
2017	10.824	12.088	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.923	12.229	2	10.963	12.286	2
2018	12.088	10.745	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.229	10.897	1*	12.286	10.959	2
2019	10.745	12.042	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.897	12.243	1*	10.959	12.325	2
2020	12.042	13.354	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.243	13.611	1*	12.325	13.716	2
A-19

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price 2010 Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.380	10.307	8	10.418	10.354	2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.307	10.971	8	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.971	11.721	8	11.687	11.798	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.721	12.043	12	11.798	12.135	4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.043	11.621	11	12.135	11.722	4
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.621	11.902	10	11.722	12.017	52
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.902	12.797	19	12.017	12.934	55
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.797	12.021	18	12.934	12.161	53
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.021	13.642	22	12.161	13.815	52
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.642	15.024	22	13.815	15.230	47
LVIP T. Rowe Price 2020 Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.977	9.804	5	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.804	10.420	12	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.420	11.356	15	11.096	11.431	5
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.356	11.625	18	11.431	11.714	5
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.625	11.148	13	11.714	11.245	5
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.148	11.421	13	11.245	11.531	5
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.421	12.547	6	11.531	12.681	5
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.547	11.618	6	12.681	11.753	5
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.618	13.551	3	11.753	13.723	5
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.551	15.052	3	N/A	N/A	N/A
LVIP T. Rowe Price 2030 Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP T. Rowe Price 2040 Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP T. Rowe Price Growth Stock Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.037	8.703	4	9.085	8.763	19	9.119	8.804	5
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.703	10.083	5	8.763	10.168	34	8.804	10.225	25
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.083	13.729	6	10.168	13.865	26	10.225	13.958	11
2014	N/A	N/A	N/A	N/A	N/A	N/A	13.729	14.615	6	13.865	14.782	31	13.958	14.895	11
2015	16.018	15.710	1*	15.901	15.778	1*	14.615	15.846	6	14.782	16.052	54	14.895	16.191	15
2016	15.710	15.583	1*	15.778	15.658	1*	15.846	15.733	1*	16.052	15.962	59	16.191	16.116	11
2017	15.583	20.380	1*	15.658	20.489	1*	15.733	20.598	1*	15.962	20.928	60	16.116	21.152	11
2018	20.380	19.714	1*	20.489	19.829	1*	20.598	19.944	1*	20.928	20.294	54	21.152	20.532	8
2019	19.714	25.275	1*	19.829	25.435	1*	19.944	25.596	1*	20.294	26.084	42	20.532	26.416	8
2020	25.275	33.742	1*	25.435	33.972	1*	25.596	34.204	1*	26.084	34.909	40	26.416	35.388	7
A-20

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
2011	16.025	15.108	2	16.097	15.183	2	N/A	N/A	N/A	16.391	15.491	58	16.550	15.657	7
2012	15.108	17.232	1*	15.183	17.325	3	17.245	17.416	1*	15.491	17.713	43	15.657	17.921	7
2013	17.232	22.779	1*	17.325	22.915	3	N/A	N/A	N/A	17.713	23.475	43	17.921	23.773	6
2014	22.779	24.928	1*	22.915	25.088	2	N/A	N/A	N/A	23.475	25.753	38	23.773	26.107	6
2015	24.928	24.960	1*	25.088	25.133	1*	25.358	25.303	1*	25.753	25.851	42	26.107	26.232	5
2016	24.960	26.328	1*	25.133	26.524	2	N/A	N/A	N/A	25.851	27.336	41	26.232	27.767	4
2017	26.328	32.209	1*	26.524	32.465	2	N/A	N/A	N/A	27.336	33.525	39	27.767	34.088	4
2018	32.209	30.615	1*	32.465	30.874	1*	N/A	N/A	N/A	33.525	31.946	25	34.088	32.515	4
2019	30.615	41.252	1*	30.874	41.622	1*	N/A	N/A	N/A	31.946	43.154	17	32.515	43.966	4
2020	41.252	53.278	1*	41.622	53.783	2	N/A	N/A	N/A	43.154	55.874	15	43.966	56.982	5
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.482	9.511	8	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.511	9.707	8	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.707	10.970	8	10.109	10.999	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.970	10.261	7	10.999	10.298	1*
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.261	11.791	41	10.298	11.846	1*
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.791	12.547	27	11.846	12.618	1*
LVIP Vanguard Domestic Equity ETF Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.900	9.344	4	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.344	10.553	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.553	13.509	2	12.480	13.544	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.509	14.866	13	13.544	14.920	2
2015	13.995	14.366	1*	15.193	14.400	1*	N/A	N/A	N/A	14.866	14.534	14	14.920	14.601	3
2016	14.366	15.760	1*	14.400	15.804	1*	15.441	15.849	3	14.534	15.983	18	14.601	16.073	6
2017	15.760	18.527	1*	N/A	N/A	N/A	N/A	N/A	N/A	15.983	18.837	12	16.073	18.962	5
2018	18.527	17.230	1*	N/A	N/A	N/A	N/A	N/A	N/A	18.837	17.562	11	18.962	17.696	5
2019	17.230	21.961	1*	N/A	N/A	N/A	N/A	N/A	N/A	17.562	22.440	21	17.696	22.634	5
2020	21.961	25.742	1*	N/A	N/A	N/A	N/A	N/A	N/A	22.440	26.369	17	22.634	26.624	4
LVIP Vanguard International Equity ETF Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.919	8.337	4	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.337	9.757	4	9.050	9.773	4
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.757	10.980	4	9.773	11.009	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.980	10.268	4	11.009	10.305	4
2015	9.618	9.661	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.268	9.773	3	10.305	9.818	1*
2016	9.661	9.801	1*	9.794	9.829	3	N/A	N/A	N/A	9.773	9.940	3	9.818	9.996	1*
2017	9.801	12.303	1*	9.829	12.344	3	N/A	N/A	N/A	9.940	12.508	4	9.996	12.591	3
2018	12.303	10.265	1*	N/A	N/A	N/A	N/A	N/A	N/A	12.508	10.462	4	12.591	10.543	3
2019	10.265	12.271	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.462	12.539	13	10.543	12.647	2
2020	12.271	13.311	1*	11.577	13.375	7	N/A	N/A	N/A	12.539	13.636	13	12.647	13.768	2
LVIP VIP Mid Cap Managed Volatility Fund - Service Class(12)
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.544	9.475	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.475	10.238	1*	N/A	N/A	N/A
LVIP Wellington Capital Growth Fund - Service Class
2011	N/A	N/A	N/A	9.387	8.359	4	N/A	N/A	N/A	9.456	8.437	2	9.490	8.476	5
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.437	9.852	7	8.476	9.907	4
2013	N/A	N/A	N/A	9.742	12.967	1*	N/A	N/A	N/A	9.852	13.140	4	9.907	13.227	4
2014	N/A	N/A	N/A	12.967	14.135	1*	N/A	N/A	N/A	13.140	14.352	3	13.227	14.462	3
2015	14.649	15.072	1*	14.135	15.138	1*	N/A	N/A	N/A	14.352	15.401	9	14.462	15.534	2
2016	15.072	14.759	1*	15.138	14.831	1*	N/A	N/A	N/A	15.401	15.119	6	15.534	15.265	2
2017	14.759	19.617	1*	14.831	19.721	1*	N/A	N/A	N/A	15.119	20.145	6	15.265	20.360	2
2018	19.617	19.450	1*	19.721	19.564	1*	N/A	N/A	N/A	20.145	20.023	7	20.360	20.258	4
2019	19.450	26.901	1*	19.564	27.072	1*	23.773	27.242	1*	20.023	27.764	6	20.258	28.116	4
2020	26.901	37.639	2	27.072	37.897	1*	27.242	38.155	1*	27.764	38.943	13	28.116	39.477	3
A-21

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wellington Mid-Cap Value Fund - Service Class
2011	N/A	N/A	N/A	8.459	7.507	1*	8.475	7.525	5	8.521	7.577	17	8.551	7.612	12
2012	N/A	N/A	N/A	7.507	9.120	1*	7.525	9.146	5	7.577	9.223	27	7.612	9.275	12
2013	9.095	11.935	1*	N/A	N/A	N/A	9.146	12.014	5	9.223	12.134	25	9.275	12.215	6
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.014	12.740	5	12.134	12.886	33	12.215	12.985	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.740	12.286	1*	12.886	12.446	28	12.985	12.554	5
2016	N/A	N/A	N/A	13.739	13.537	2	12.286	13.603	1*	12.446	13.800	26	12.554	13.934	6
2017	N/A	N/A	N/A	13.537	15.029	2	13.603	15.110	1*	13.800	15.352	22	13.934	15.516	5
2018	N/A	N/A	N/A	N/A	N/A	N/A	15.110	12.645	1*	15.352	12.867	18	15.516	13.017	5
2019	N/A	N/A	N/A	12.828	16.068	1*	N/A	N/A	N/A	12.867	16.479	14	13.017	16.688	4
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.479	16.448	11	16.688	16.673	4
LVIP Western Asset Core Bond Fund - Service Class
2017	10.109	10.107	3	N/A	N/A	N/A	N/A	N/A	N/A	10.091	10.123	5	N/A	N/A	N/A
2018	10.107	9.786	3	9.751	9.794	3	N/A	N/A	N/A	10.123	9.826	5	N/A	N/A	N/A
2019	9.786	10.577	4	9.794	10.591	11	N/A	N/A	N/A	9.826	10.646	39	10.220	10.674	39
2020	10.577	11.278	4	10.591	11.298	10	11.194	11.318	7	10.646	11.380	56	10.674	11.422	11
MFS® VIT Growth Series - Service Class
2011	13.775	13.434	1*	N/A	N/A	N/A	13.903	13.572	2	14.097	13.782	23	6.259	6.125	41
2012	13.434	15.424	1*	N/A	N/A	N/A	13.572	15.598	2	13.782	15.864	14	6.125	7.057	24
2013	15.424	20.647	1*	N/A	N/A	N/A	15.598	20.901	2	15.864	21.288	12	7.057	9.480	26
2014	20.647	22.007	1*	N/A	N/A	N/A	20.901	22.299	2	21.288	22.747	11	9.480	10.139	14
2015	22.007	23.157	1*	N/A	N/A	N/A	22.299	23.489	2	22.747	23.996	10	10.139	10.707	13
2016	23.157	23.205	1*	22.668	23.382	1*	23.489	23.561	2	23.996	24.106	9	10.707	10.767	5
2017	23.205	29.831	1*	23.382	30.076	1*	23.561	30.319	1*	24.106	31.067	8	10.767	13.889	5
2018	29.831	29.960	1*	30.076	30.219	1*	30.319	30.480	1*	31.067	31.280	7	13.889	13.999	5
2019	29.960	40.482	1*	30.219	40.852	1*	30.480	41.224	1*	31.280	42.370	6	13.999	18.981	5
2020	40.482	52.220	1*	40.852	52.724	1*	41.224	53.232	1*	42.370	54.793	6	18.981	24.570	4
MFS® VIT II Core Equity Portfolio - Service Class(10)
2011	11.932	11.552	3	11.987	11.611	5	12.041	11.670	2	12.212	11.853	38	12.327	11.976	6
2012	11.552	13.136	3	11.611	13.209	5	11.670	13.283	2	11.853	13.511	36	11.976	13.665	5
2013	13.136	17.292	1*	13.209	17.397	5	13.283	17.502	2	13.511	17.830	36	13.665	18.052	5
2014	17.292	18.818	1*	17.397	18.942	5	17.502	19.067	1*	17.830	19.453	27	18.052	19.714	1*
2015	18.818	18.377	1*	18.942	18.507	4	19.067	18.638	1*	19.453	19.044	10	19.714	19.319	1*
2016	18.377	20.016	1*	18.507	20.169	4	18.638	20.322	1*	19.044	20.796	10	19.319	21.117	1*
2017	20.016	24.441	1*	20.169	24.639	4	20.322	24.839	1*	20.796	25.455	10	21.117	25.875	1*
2018	24.441	22.994	2	24.639	23.191	4	24.839	23.392	1*	25.455	24.008	6	25.875	24.428	1*
2019	22.994	29.963	1*	23.191	30.235	4	23.392	30.512	1*	24.008	31.362	5	24.428	31.943	1*
2020	29.963	34.787	1*	30.235	35.120	4	30.512	35.459	1*	31.362	36.503	8	31.943	37.216	1*
MFS® VIT Total Return Series - Service Class
2016	N/A	N/A	N/A	N/A	N/A	N/A	18.312	18.362	2	18.460	18.784	3	19.536	19.645	3
2017	18.832	19.864	1*	N/A	N/A	N/A	N/A	N/A	N/A	18.784	20.688	10	19.645	21.658	2
2018	19.864	18.336	1*	N/A	N/A	N/A	N/A	N/A	N/A	20.688	19.145	9	21.658	20.063	1*
2019	18.336	21.600	1*	N/A	N/A	N/A	N/A	N/A	N/A	19.145	22.609	8	20.063	23.716	1*
2020	21.600	23.199	1*	N/A	N/A	N/A	N/A	N/A	N/A	22.609	24.343	8	23.716	25.561	1*
MFS® VIT Total Return Series -Service Class(9)
2009	10.450	12.065	82	10.490	12.117	133	10.528	12.167	51	10.642	12.317	1,309	11.041	12.792	591
2010	12.065	12.972	75	12.117	13.035	114	12.167	13.095	36	12.317	13.276	1,112	12.792	13.801	460
2011	12.972	12.923	70	13.035	12.992	102	13.095	13.059	29	13.276	13.259	855	13.801	13.797	376
2012	12.923	14.059	64	12.992	14.141	87	13.059	14.221	28	13.259	14.461	707	13.797	15.063	334
2013	14.059	15.549	54	14.141	15.644	86	14.221	15.735	25	14.461	16.009	661	15.063	16.682	306
MFS® VIT Utilities Series - Service Class
2011	20.464	21.374	3	20.573	21.499	13	20.655	21.595	2	20.943	21.929	164	15.803	16.563	89
2012	21.374	23.731	8	21.499	23.881	11	21.595	24.000	2	21.929	24.408	143	16.563	18.454	63
2013	23.731	27.977	6	23.881	28.169	10	24.000	28.323	2	24.408	28.848	122	18.454	21.833	59
2014	27.977	30.858	5	28.169	31.084	10	28.323	31.271	2	28.848	31.897	97	21.833	24.165	52
2015	30.858	25.795	5	31.084	25.998	10	31.271	26.167	1*	31.897	26.731	86	24.165	20.271	39
2016	25.795	28.140	4	25.998	28.375	7	26.167	28.573	3	26.731	29.234	81	20.271	22.191	37
2017	28.140	31.596	1*	28.375	31.876	5	28.573	32.115	1*	29.234	32.907	63	22.191	25.004	34
2018	31.596	31.237	1*	31.876	31.529	4	32.115	31.782	1*	32.907	32.614	49	25.004	24.807	31
2019	31.237	38.232	1*	31.529	38.609	4	31.782	38.938	1*	32.614	40.017	39	24.807	30.468	24
2020	38.232	39.601	1*	38.609	40.011	4	38.938	40.372	1*	40.017	41.554	34	30.468	31.670	20
A-22

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class(1)
2009	9.969	12.866	7	10.006	12.919	36	10.042	12.973	21	10.151	13.134	314	10.225	13.243	108
2010	12.866	16.289	6	12.919	16.365	23	12.973	16.441	17	13.134	16.669	271	13.243	16.825	77
2011	16.289	16.05	7	16.365	16.133	21	16.441	16.216	10	16.669	16.466	195	16.825	16.636	68
2012	16.05	17.694	7	16.133	17.794	21	16.216	17.894	3	16.466	18.198	165	16.636	18.405	55
2013	17.694	20.179	3	17.794	20.298	21	17.894	20.416	3	18.198	20.774	156	18.405	21.018	53
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
2011	17.918	16.430	2	18.000	16.513	19	18.081	16.596	2	18.335	16.854	186	18.502	17.025	48
2012	16.430	18.615	2	16.513	18.719	18	16.596	18.822	2	16.854	19.144	156	17.025	19.356	44
2013	18.615	25.020	2	18.719	25.172	17	18.822	25.323	1*	19.144	25.795	132	19.356	26.107	36
2014	25.020	27.932	2	25.172	28.115	16	25.323	28.299	1*	25.795	28.869	115	26.107	29.248	31
2015	27.932	25.108	2	28.115	25.286	16	28.299	25.464	1*	28.869	26.016	100	29.248	26.384	24
2016	25.108	28.605	1*	25.286	28.822	15	25.464	29.039	1*	26.016	29.713	87	26.384	30.163	22
2017	28.605	32.747	1*	28.822	33.012	14	29.039	33.278	1*	29.713	34.101	76	30.163	34.652	19
2018	32.747	27.209	1*	33.012	27.443	11	33.278	27.677	1*	34.101	28.405	70	34.652	28.893	16
2019	27.209	31.151	1*	27.443	31.435	11	27.677	31.719	1*	28.405	32.602	61	28.893	33.195	14
2020	31.151	29.749	1*	31.435	30.035	11	31.719	30.322	1*	32.602	31.212	59	33.195	31.812	13
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
2011	15.202	13.783	3	15.214	13.803	9	15.227	13.820	17	15.263	13.874	44	15.288	13.910	16
2012	13.783	14.210	3	13.803	14.237	10	13.820	14.262	9	13.874	14.339	40	13.910	14.391	9
2013	14.210	11.885	1*	14.237	11.914	9	14.262	11.940	8	14.339	12.023	31	14.391	12.079	11
2014	11.885	9.485	1*	11.914	9.513	9	11.940	9.539	8	12.023	9.619	25	12.079	9.673	10
2015	9.485	6.914	1*	9.513	6.938	8	9.539	6.961	1*	9.619	7.030	6	9.673	7.077	8
2016	6.914	7.789	1*	6.938	7.820	7	6.961	7.849	1*	7.030	7.939	10	7.077	8.000	10
2017	7.789	7.795	1*	7.820	7.830	4	7.849	7.863	1*	7.939	7.965	6	8.000	8.034	7
2018	7.795	6.559	1*	7.830	6.591	3	N/A	N/A	N/A	7.965	6.719	4	8.034	6.784	6
2019	6.559	7.163	1*	6.591	7.202	3	N/A	N/A	N/A	6.719	7.355	4	6.784	7.434	5
2020	7.163	7.110	1*	7.202	7.153	3	N/A	N/A	N/A	7.355	7.320	3	7.434	7.406	6
Putnam VT Equity Income Fund - Class IB
2017	18.467	20.526	2	18.617	20.699	1*	18.766	20.871	1*	19.208	21.383	12	N/A	N/A	N/A
2018	20.526	18.421	2	20.699	18.584	1*	20.871	18.750	1*	21.383	19.238	8	N/A	N/A	N/A
2019	18.421	23.558	2	18.584	23.778	1*	18.750	24.002	1*	19.238	24.664	5	24.210	25.117	1*
2020	23.558	24.444	2	23.778	24.684	1*	24.002	24.929	1*	24.664	25.655	5	25.117	26.152	1*
Putnam VT George Putnam Balanced Fund - Class IB
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.670	11.601	1*
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.601	11.057	1*
2019	N/A	N/A	N/A	10.913	11.712	7	N/A	N/A	N/A	N/A	N/A	N/A	11.057	13.494	1*
2020	N/A	N/A	N/A	11.712	13.262	6	N/A	N/A	N/A	10.169	13.319	1*	13.494	15.325	1*
Putnam VT Global Health Care Fund - Class IB
2011	11.080	10.738	20	11.136	10.798	1*	11.188	10.853	5	11.342	11.019	34	11.448	11.134	13
2012	10.738	12.876	20	10.798	12.954	1*	10.853	13.027	5	11.019	13.246	31	11.134	13.397	12
2013	12.876	17.889	2	12.954	18.006	1*	13.027	18.116	1*	13.246	18.448	34	13.397	18.678	12
2014	17.889	22.393	2	18.006	22.551	1*	18.116	22.701	1*	18.448	23.151	31	18.678	23.463	11
2015	22.393	23.670	2	22.551	23.850	1*	22.701	24.020	1*	23.151	24.533	23	23.463	24.888	11
2016	23.670	20.578	2	23.850	20.744	1*	24.020	20.903	1*	24.533	21.381	20	24.888	21.713	10
2017	20.578	23.268	2	20.744	23.468	1*	20.903	23.659	1*	21.381	24.237	18	21.713	24.637	10
2018	23.268	22.683	2	23.468	22.889	1*	23.659	23.087	1*	24.237	23.687	16	24.637	24.102	9
2019	22.683	28.984	2	22.889	29.262	1*	23.087	29.530	1*	23.687	30.342	15	24.102	30.904	10
2020	28.984	33.051	1*	29.262	33.385	1*	29.530	33.707	1*	30.342	34.686	15	30.904	35.365	6
Putnam VT Growth & Income Fund - Class IB(13)
2009	7.626	9.708	4	7.656	9.751	4	7.685	9.793	6	7.767	9.913	44	7.823	9.995	3
2010	9.708	10.889	4	9.751	10.943	4	9.793	10.996	6	9.913	11.147	42	9.995	11.250	2
2011	10.889	10.183	4	10.943	10.238	3	10.996	10.293	6	11.147	10.451	24	11.250	10.558	1*
2012	10.183	11.898	3	10.238	11.968	3	10.293	12.038	6	10.451	12.241	22	10.558	12.378	1*
2013	11.898	15.831	1*	11.968	15.933	3	12.038	16.034	2	12.241	16.328	23	12.378	16.528	1*
2014	15.831	17.192	1*	15.933	17.311	3	16.034	17.429	2	16.328	17.776	18	16.528	18.012	1*
2015	17.192	15.591	1*	17.311	15.706	2	17.429	15.821	2	17.776	16.160	17	N/A	N/A	N/A
2016	15.591	17.586	1*	15.706	17.725	1*	15.821	17.864	2	16.160	18.274	14	N/A	N/A	N/A
A-23

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
QS Variable Conservative Growth - Class II
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Global Bond VIP Fund - Class 2
2011	16.144	15.695	9	16.190	15.747	31	16.236	15.799	7	16.372	15.955	261	16.463	16.060	96
2012	15.695	17.711	9	15.747	17.779	26	15.799	17.846	6	15.955	18.050	239	16.060	18.187	78
2013	17.711	17.651	8	17.779	17.728	26	17.846	17.805	6	18.050	18.035	220	18.187	18.190	66
2014	17.651	17.628	7	17.728	17.713	20	17.805	17.799	5	18.035	18.056	189	18.190	18.229	55
2015	17.628	16.543	5	17.713	16.632	19	17.799	16.720	3	18.056	16.987	161	18.229	17.168	46
2016	16.543	16.700	5	16.632	16.798	16	16.720	16.896	3	16.987	17.192	130	17.168	17.391	39
2017	16.700	16.693	4	16.798	16.799	16	16.896	16.906	2	17.192	17.227	124	17.391	17.445	23
2018	16.693	16.688	4	16.799	16.803	13	16.906	16.917	3	17.227	17.265	118	17.445	17.501	19
2019	16.688	16.695	3	16.803	16.818	9	16.917	16.941	3	17.265	17.316	102	17.501	17.570	16
2020	16.695	15.508	2	16.818	15.630	9	16.941	15.753	3	17.316	16.125	90	17.570	16.378	12
Templeton Growth VIP Fund - Class 2
2011	12.899	11.767	17	12.958	11.827	54	13.019	11.889	6	13.203	12.075	271	11.821	10.822	163
2012	11.767	13.971	16	11.827	14.049	46	11.889	14.130	6	12.075	14.372	223	10.822	12.894	135
2013	13.971	17.924	13	14.049	18.033	43	14.130	18.146	4	14.372	18.485	205	12.894	16.600	104
2014	17.924	17.083	12	18.033	17.196	42	18.146	17.312	4	18.485	17.662	174	16.600	15.877	84
2015	17.083	15.666	12	17.196	15.778	38	17.312	15.892	3	17.662	16.238	152	15.877	14.611	69
2016	15.666	16.842	8	15.778	16.970	36	15.892	17.102	3	16.238	17.500	137	14.611	15.763	57
2017	16.842	19.572	8	16.970	19.731	35	17.102	19.894	3	17.500	20.388	119	15.763	18.382	52
2018	19.572	16.344	8	19.731	16.485	36	19.894	16.629	3	20.388	17.067	104	18.382	15.404	35
2019	16.344	18.457	9	16.485	18.626	35	16.629	18.798	3	17.067	19.323	90	15.404	17.457	26
2020	18.457	19.150	8	18.626	19.335	36	18.798	19.524	1*	19.323	20.099	80	17.457	18.176	21
*	The numbers of accumulation units less than 1000 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Core Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA International Index Fund Subaccount.
(7) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Wealth Builder Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(8) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(9) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Moderate Structured Allocation Fund Subaccount.
(10) Effective March 27, 2015, the MFS VIT Core Equity Series was reorganized into the MFS VIT II Core Equity Portfolio. The values in the table for periods prior to the date of the reorganization reflect investments in the MFS VIT Core Equity Series.
(11) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(12) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Blended Mid Cap Managed Volatility Fund Subaccount.
(13) Effective May 15, 2017, the Putnam Growth & Income Fund was reorganized into the Putnam Equity Income Fund.
A-24

Appendix B — Discontinued Death Benefits and Living Benefit Riders
The Death Benefits and Living Benefit Riders described in this Appendix are no longer available. This Appendix contains important information for Contractowners who purchased their contract and one of the following Death Benefits or Living Benefit Riders.
Death Benefits
5% Step-Up Death Benefit. This Death Benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up Death Benefit is in effect, the Death Benefit paid will be the greater of the Death Benefit under the EGMDB or the accumulation of all Purchase Payments minus the accumulation of all withdrawals. These Purchase Payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.
After a contract is issued, the Contractowner may discontinue the 5% Step-Up Death Benefit at any time by completing the Change of Death Benefit form and sending it to us. The benefit will be discontinued as of the Valuation Date we receive the request, and the Death Benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated. There is an additional charge for this Death Benefit.
Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all Purchase Payments will be reduced by the sum of all withdrawals (withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage), Lincoln Max 6 SelectSM Advantage, Lincoln IRA Income PlusSM; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
•	(Only if this rider is elected in combination with the 5% Step-up Death Benefit): The accumulation of all Purchase Payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person’s 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:

•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
Accumulated Benefit Enhancement (ABESM).
Whenever this ABESM Death Benefit is in effect, the Death Benefit amount will be greater than the Death Benefit chosen under the contract and this ABESM Death Benefit. Any Death Benefit will be paid in a manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in this prospectus).
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract year, only 75% of the Enhancement Amount will be used to calculate the ABESM Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value received by us was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABESM Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by use for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABESM Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the Contract Value as of the date the death claim is approved by us for payment.

The ABESM Death Benefit will terminate on the earliest of:
•	the Valuation Date the selected Death Benefit option of the contract is changed; or
•	the Annuity Commencement Date.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
Charges, Fees and Deductions for Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln IRA Income PlusSM Fees. If you have elected a Living Benefit Rider, there is a fee associated with that rider for as long as the rider is in effect.
Lincoln Lifetime IncomeSM Advantage 2.0 is an older version of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) which is still currently available. For more information about Lincoln Lifetime IncomeSM Advantage 2.0 please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
The protected lifetime income fee rates for the rider listed above are:
	Current Annual Fee Rate		Guaranteed Maximum Annual Fee Rate
	Single Life	Joint Life	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0*	1.25%	1.50%	2.00%	2.00%
Lincoln IRA Income PlusSM	1.35% (0.3375% quarterly)	N/A	2.25%	N/A

*Beginning February 22, 2021, the current annual fee rate will increase from 1.05% to 1.25% (single life option); 1.25% to 1.50% (joint life option) upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000 or (c) if the Protected Income Base increases as a result of an Enhancement after the 10th Benefit Year anniversary. This fee increase will also occur upon a step-up of the Guaranteed Income Benefit following a transition to the i4LIFE® Advantage Guaranteed Income Benefit.
The protected lifetime income fee:
•	is based on the Protected Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements, and as decreased for Excess Withdrawals; and
•	may increase every Benefit Year upon an Account Value Step-up or an Enhancement. (You may opt out of this increase – see details below.)
The fee will be deducted from the Contract Value on a quarterly basis. The first deduction of the fee will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the protected lifetime income fee is assessed. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Protected Income Base.
The fee rate can change each time there is an Account Value Step-up. Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals. This opt out will only apply for this particular Account Value Step-up. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups.
The annual protected lifetime income fee rate will increase to the then current rate not to exceed the guaranteed maximum annual fee rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this protected lifetime income fee rate increase. See Living Benefit Riders.

The fee will be discontinued upon termination of the rider. However, a portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (a “Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0*	i4LIFE® Advantage Guaranteed Income Benefit (version 4)	1.25% (0.3125% quarterly) single life option 1.50% (0.375% quarterly) joint life option
*Beginning February 22, 2021, the current annual fee rate will increase from 1.05% to 1.25% (single life option); 1.25% to 1.50% (joint life option) upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000 or (c) if the Protected Income Base increases as a result of an Enhancement after the 10th Benefit Year anniversary. This fee increase will also occur upon a step-up of the Guaranteed Income Benefit following a transition to the i4LIFE® Advantage Guaranteed Income Benefit.
The initial charge is a percentage of the greater of the Protected Income Base carried over from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.70% for the EGMDB, and 1.60% for the Guarantee of Principal Death Benefit . Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider current charge rate. (The Prior Rider protected lifetime income fee continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the fee may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the protected lifetime income fee will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
See i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from a Prior Rider in the prospectus for an example of how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated.
Lincoln Lifetime IncomeSM Advantage Fee. There is a fee associated with this rider as long as the rider is in effect. The current annual fee rate for both single and joint life options are listed in the following table.
Current Fee
Beginning January 11, 2021	1.25%
January 20, 2009 through January 10, 2021	0.90%
Prior to January 20, 2009	0.75%
The fee for your rider is based on the latest date of (a) the last Account Value Step-up of the Protected Income Base or (b) the Benefit Year anniversary following any deposit where cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added to your rider fee. See Lincoln Lifetime IncomeSM Advantage – Protected Income Base for a description of the calculation of the Protected Income Base.
The fee is based on the Protected Income Base as increased for subsequent Purchase Payments, Account Value Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the protected lifetime income fee is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Appendix B – Lincoln Lifetime IncomeSM Advantage – Protected Income Base for a discussion and example of the impact of the changes to the Protected Income Base.
Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual fee rate of 1.50%. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Account Value Step-up and is not available if additional Purchase Payments would cause your fee to increase. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups.
An increase in the Protected Income Base as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will cause the fee rate for your rider to change to the current fee rate in effect on the next Benefit Year anniversary, but the fee rate will never exceed the guaranteed maximum annual fee rate. The new fee rate will become effective on the Benefit Year anniversary. You cannot opt out of this fee rate increase.
The protected lifetime income fee will be discontinued upon termination of the rider. A portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Protected Income Base is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no protected lifetime income fee will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase the Guaranteed Income Benefit (version 2 or 3) which is purchased with i4LIFE® Advantage is subject to the Lincoln Lifetime IncomeSM Advantage charge rate that was in effect immediately prior to your transition to i4LIFE® Advantage Guaranteed Income Benefit . This fee is added to your base contract expense and the i4LIFE® Advantage charge rate to comprise the total mortality and expense risk charge, which is based on Account Value (See Lincoln Lifetime IncomeSM Advantage Fee).
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Lincoln SmartSecurity® Advantage Charge. There is a fee associated with this rider as long as the rider is in effect. The current annual fee rate is listed in the following tables.
1.	Lincoln SmartSecurity® Advantage 5 Year Elective Step-up option – The fee for your rider is based on the latest date of the last election of a step-up of the Guaranteed Amount.

Current Fee
Beginning January 11, 2021	0.95%
December 3, 2012 through January 10, 2021	0.85%
January 20, 2009 through December 2, 2012	0.65%
Prior to January 20, 2009	0.45%
2.	Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (including the prior versions of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life only) – The fee for your rider is based on the last date of the automatic or elected step-up of the Guaranteed Amount after the 10th Benefit Year anniversary.
	Current Fee
	Single Life	Joint Life
Beginning January 11, 2021	1.00%	1.25%
December 3, 2012 through January 10, 2021	0.85%	1.00%
Prior to December 3, 2012	0.65%	0.80%
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

Lincoln Wealth PassSM Fee. If you have elected Lincoln Wealth PassSM, you will pay a fee for the rider as long as the rider is in effect. The fee rate is based on the age of the covered life on the rider effective date, multiplied by the protected lifetime income fee base, which is equal to the initial Protected Amount, as increased for subsequent Purchase Payments and decreased for Excess Withdrawals.
The protected lifetime income fee rates for new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the rates on the previous Rate Sheet. Rate information for previous effective periods are included in an Appendix to this prospectus.
Any change to the protected lifetime income fee rate will be disclosed in a new rate sheet at least ten days before that rate becomes effective. Current Rate Sheets will be included with this prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
The protected lifetime income fee will be deducted from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and the fixed account, if any, on the Valuation Date the fee is assessed. The amount we deduct will increase or decrease as the protected lifetime income fee base increases or decreases.
After five years from the rider effective date, the protected lifetime income fee rate may increase annually on the Benefit Year anniversary at Lincoln’s sole discretion, up to the stated guaranteed maximum fee rate.
The protected lifetime income fee will be discontinued upon termination of the rider. However, a portion of the fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
4LATER® Advantage Fee. There is a fee associated with this rider as long as the rider is in effect. The current annual fee rate is listed in the following table.
Current Fee
Beginning January 11, 2021	0.90%
January 20, 2009 through January 10, 2021	0.65%
Prior to January 20, 2009	0.50%
The fee for your rider is based on the latest date of the last automatic or elected reset of the Protected Income Base. The Protected Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Protected Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® protected lifetime income fee rate multiplied by the Protected Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Protected Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® protected lifetime income fee is assessed. The amount we deduct will increase as the Protected Income Base increases, because the fee is based on the Protected Income Base. As described in more detail below, the only time the Protected Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Protected Income Base, a portion of the protected lifetime income fee, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Protected Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® protected lifetime income fee for the reset Protected Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual fee rate will be the current fee rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual fee rate will change to the current fee rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Protected Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Protected Income Base, your 4LATER® protected lifetime income fee rate will never change, although the amount we deduct will change as your Protected Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.

i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit which is purchased i4LIFE® Advantage is subject to an annual charge rate of 4LATER® Advantage that was in effective immediately prior to your transition to i4LIFE® Advantage Guaranteed Income Benefit. This fee is added to your base contract expense and the i4LIFE® Advantage charge to comprise the total mortality and expense risk charge, which is based on Account Value (See 4LATER® Advantage Fee).
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Protected Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum Protected Income Base is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Protected Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Account Value Step-ups, 5% Enhancements and the step-up to 200% of the initial Protected Income Base (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Protected Income Base called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse are available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Protected Income Base (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below.
If you purchased this rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued the rider became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculation scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base. The Protected Income Base is a value used to calculate your withdrawal benefit under this rider. The Protected Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Protected Income Base varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Protected Income Base equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Protected Income Base equals the Contract Value on the effective date of the rider. The maximum Protected Income Base is $10 million. This maximum takes into consideration the total Protected Income Bases under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.
Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Protected Income Base as discussed below.
5% Enhancement to the Protected Income Base. On each Benefit Year anniversary, the Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Protected Income Base equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base :
Initial Purchase Payment = $100,000; Protected Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Protected Income Base = $125,000
On the first Benefit Year anniversary, the Protected Income Base is $130,750 (= $115,000 x 1.05 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Account Value Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides a greater increase to the Protected Income Base, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Account Value Step-up.

Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59 or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Account Value Step-up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Protected Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Protected Income Base.
Account Value Step-ups of the Protected Income Base. The Protected Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is greater than the Protected Income Base after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Following is an example of how the Account Value Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59 (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Account Value Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement Period began.
An Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Step-up to 200% of the initial Protected Income Base. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Protected Income Base to 200% of your initial Protected Income Base (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Protected Income Base to an amount higher than that provided by the 5% Enhancement or the Account Value Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Account Value Step-up if the 200% step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59 (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Protected Income Base (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

For example, assume the initial Protected Income Base is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Protected Income Base until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Protected Income Base exceeds 200% of your initial Protected Income Base (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Protected Income Base. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
The following example demonstrates the impact of this step-up on the Protected Income Base:
Initial Purchase Payment at age 55 = $200,000; Protected Income Base = $200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 65, the Protected Income Base is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Protected Income Base is less than $360,000 ($200,000 initial Protected Income Base reduced by the two $10,000 withdrawals x 200%), the Protected Income Base is increased to $360,000.
The 200% step-up (if applicable to your contract) cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Protected Annual Income Amount. You may make periodic withdrawals up to the Protected Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Protected Annual Income amount is greater than zero.
On the effective date of the rider, the Protected Annual Income amount is equal to 5% of the initial Protected Income Base. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Protected Annual Income amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue automatically for your life (and your spouse if applicable under joint life option) under the Protected Annual Income Payment Option (discussed later). You may not withdraw the remaining Protected Income Base in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Protected Annual Income amount, will decrease your Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount.
The Protected Annual Income amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Protected Annual Income amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Protected Annual Income amount also include the Nursing Home Enhancement Protected Annual Income amount.
The Protected Annual Income amount is increased by 5% of any additional Purchase Payments . For example, if the Protected Annual Income amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Protected Annual Income amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Account Value Step-ups and the 200% step-up (if applicable to your contract) will cause a recalculation of the eligible Protected Annual Income amount to the greater of:
a.	the Protected Annual Income amount immediately prior to the 5% Enhancement, Account Value Step-up or 200% step-up; or
b.	5% of the Protected Income Base on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Protected Annual Income amount from Lincoln Lifetime IncomeSM Advantage and the Maximum Annual Withdrawal amount from Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Protected Income Base.
Withdrawals after age 59 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59 (single life) or age 65 (joint life) are within the Protected Annual Income amount, then:
1.	the withdrawal will reduce the Protected Income Base by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Protected Annual Income amount will remain the same.
The impact of withdrawals prior to age 59 or age 65 will be discussed later in this section. The following example illustrates the impact of Protected Annual Incomes on the Protected Income Base and the recalculation of the Protected Annual Income amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59 and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Protected Annual Income amount is equal to 5% of the Protected Income Base. Since withdrawals occurred each year (even withdrawals within the Protected Annual Income amount), the 5% Enhancement of the Protected Income Base was not available. However, each year the Account Value Step-up occurred (first, third and fourth Benefit Year anniversaries), the Protected Annual Income amount was recalculated to 5% of the current Protected Income Base.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Protected Annual Income amount (even if they exceed the 5% Protected Annual Income amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	You are over age 59 (age 65 of the youngest life for joint life option).
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount. When Excess Withdrawals occur:
1.	The Protected Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base could be more than a dollar-for-dollar reduction.

2.	The Protected Annual Income amount will be immediately recalculated to 5% of the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base and the Protected Annual Income amount. A $12,000 withdrawal caused a $15,182 reduction in the Protected Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Protected Annual Income amount = $5,000 (5% of the initial Protected Income Base of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Protected Annual Income amount, $7,000 is the Excess Withdrawal):
The Contract Value and Protected Income Base are reduced dollar for dollar for the Protected Annual Income amount of $5,000:
Contract Value = $55,000
Protected Income Base = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Protected Income Base is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000
Protected Income Base = $69,818 ($80,000 x 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Protected Annual Income amount = $3,491 (5% of $69,818)
In a declining market, withdrawals that exceed the Protected Annual Income amount may substantially deplete or eliminate your Protected Income Base and reduce or deplete your Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.
Withdrawals before age 59/65. If any withdrawal is made prior to the time the Contractowner is age 59 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Protected Annual Income amounts, the following will occur:
1.	The Protected Income Base will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Protected Income Base could be more than a dollar-for-dollar reduction);
2.	The Protected Annual Income amount will be immediately recalculated to 5% of the new (reduced) Protected Income Base;
3.	The 5% Enhancement to the Protected Income Base is not available until after an Account Value Step-up to the Contract Value occurs. This Account Value Step-up will not occur until the Contract Value exceeds the Protected Income Base on a Benefit Year anniversary (see the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59 for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Protected Income Base
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Protected Annual Income amount
If a $5,000 withdrawal is made before age 59, the Protected Income Base will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Protected Annual Income amount is $4,722 (5% x $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.
In a declining market, withdrawals prior to age 59 (or 65 if Joint Life) may substantially deplete or eliminate your Protected Income Base and reduce or deplete your Protected Annual Income amount.
Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Protected Income Base (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Protected Annual Income amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Protected Income Base (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Protected Annual Income amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Protected Income Base of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Protected Annual Income Payout Option. If you are required to annuitize your Protected Annual Income amount because you have reached the Annuity Commencement Date, the Protected Annual Income Payout Option is available.
The Protected Annual Income Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Protected Annual Income amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Protected Annual Income amount, you will receive the Protected Annual Income Payment Option.
If you are receiving the Protected Annual Income Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the Protected Annual Income Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Protected Annual Income Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Protected Income Base upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Protected Income Base.
Upon the first death under the joint life option, the lifetime payout of the Protected Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Account Value Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Protected Income Base and the Protected Annual Income amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59) to receive Protected Annual Income amounts.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Protected Income Base over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payment Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving Secondary Life under the joint life option;
•	when the Protected Annual Income amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln Lifetime IncomeSM Advantage may decide to later carry over their Protected Income Base to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This decision must be made prior to the Annuity Commencement Date. Guaranteed Income Benefit (version 3) is available for Lincoln Lifetime IncomeSM Advantage riders purchased on or after October 6, 2008 and prior to October 31, 2010. Guaranteed Income Benefit (version 2) is available for Lincoln Lifetime IncomeSM Advantage riders purchased prior to October 6, 2008. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
Lincoln SmartSecurity® Advantage
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step up the Guaranteed Amount (this does not include Account Value Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10 million for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract.
If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if:
•	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
•	the RMD calculation must be based only on the value in this contract;
•	no withdrawals other than RMDs are made within the Benefit Year; and
•	this contract is not a beneficiary IRA.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000

Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, Excess Withdrawals may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Excess Withdrawals will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Maximum Annual Withdrawal amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity® Advantage provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease; and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln SmartSecurity® Advantage may decide to later carry over their Guaranteed Amount to i4LIFE® Advantage Guaranteed Income Benefit. This transition will be made to Guaranteed Income Benefit (Managed Risk). The charge, Guaranteed Income Benefit percentages, Access Period requirements, and Investment Requirements will be those that currently apply to new elections of Guaranteed Income Benefit (Managed Risk). This decision must be made prior to the maximum age limit and prior to the Annuity Commencement date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
Lincoln IRA Income PlusSM
Lincoln IRA Income PlusSM is a Living Benefit Rider that provides:

•	Guaranteed periodic withdrawals for your lifetime, up to the Protected Annual Income amount which is based upon a guaranteed Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after an Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are available after you reach age 70 and are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income Payments for your lifetime. Your Protected Annual Income payments will be reduced if your Contract Value is reduced to zero.
Please note any withdrawals made prior to age 70 or that exceed the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. If the Enhancement Base is reduced to zero, you will not be eligible for further Enhancements. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner or Annuitant may not be changed while this rider is in effect, including any sale or assignment of the contract as collateral.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, 6% Enhancements and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you are the covered life.
The Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by a 6% Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base and the Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant is under age 86;
b. there are no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and

e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by 6%. The Enhancement Base is not reduced by Purchase Payments received in the first 90 days after the rider effective date.
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 6% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the 6% Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant is under age 86; and
b.	the Contract Value on that Benefit Year anniversary, plus any Purchase Payments made on that date (and after the deduction of any withdrawals, including surrender charges, the rider charge and account fee) is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in those years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for the 6% Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 6% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):

	Contract Value	Protected Income Base	Enhancement Base	Enhancement amount added to Protected Income Base
At issue	$100,000	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$115,000	$115,000	$115,000	N/A
On the first Benefit Year anniversary, the Contract Value is higher than the previous Protected Income Base of $100,000, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Protected Income Base to a higher amount, the Protected Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary, the Contract Value of $115,000 is higher than the previous Protected Income Base of $106,000 plus the 6% Enhancement ($112,000 = $106,000 + 6% of $100,000), so the Protected Income Base and the Enhancement Base are increased to equal the Contract Value of $115,000.
Withdrawal Amount. Protected Annual Income withdrawals are available when you are age 70 or older. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero because of an Excess Withdrawal, these withdrawals may be taken for your lifetime.
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and, whether or not your Contract Value has been reduced to zero. The Protected Annual Income amount will change upon an Account Value Step-up, 6% Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below. Additionally, the Protected Annual Income amount will be reduced if the Contract Value reaches zero.
The Protected Annual Income rate will be based on your age as of the date of the first withdrawal on or after age 70. The Protected Annual Income rate will decrease once the Contract Value is reduced to zero.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year. The Protected Annual Income rate will be lower if your Contract Value is reduced to zero, which will result in a reduced Protected Annual Income amount.
Protected Annual Income payments are not available until you have reached age 70. If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the Protected Annual Income rate and amount will be immediately reduced, as reflected on your Rate Sheet. The Protected Annual Income amount payable as calculated in Table A of the Rate Sheet cannot exceed the remaining Contract Value. However, if the total Protected Annual Income amounts received in the Benefit Year your Contract Value is reduced to zero are less than the recalculated Protected Annual Income amount based on Table B of the rate sheet payable for the remainder of the year, the difference for the remainder of that Benefit Year is payable in a lump sum. Otherwise, you will not be able to receive further Protected Annual Income payments until the next Benefit Year anniversary when scheduled payments automatically resume. Withdrawals equal to the Protected Annual Income amount will continue for your life under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base , the Enhancement Base, and the Contract Value. The example assumes a 5% Protected Annual Income rate and a Contract Value of $200,000 on the rider’s effective date:
Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 5%)	$10,000
Contract Value six months after rider’s effective date	$212,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$10,000
Contract Value after withdrawal ($212,000 - $10,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 5%)	$10,250
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $10,250 (5% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $10,000 (5% of $200,000 Protected Income Base ), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $10,500 ($10,000 + 5% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up, will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate. The Guaranteed Automatic Income will decrease when your Contract Value is reduced to zero (for any reason other than an Excess Withdrawal).
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 70; or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base(after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example assumes a 5% Protected Annual Income rate and demonstrates the impact of an Excess Withdrawal on the Protected Income Base , the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base= $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base )
On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base , Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	You are age 70 or above.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner will receive annuity payments equal to the Protected Income Base multiplied by the applicable Protected Annual Income rate shown in Table B of your Rate Sheet, for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the covered life. If the Contract Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln IRA Income PlusSM has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln IRA Income PlusSM does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon death of the covered life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). The Enhancement and Account Value Step-up will continue, if applicable, as discussed above.
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln IRA Income PlusSM will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	upon death of the covered life;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base or to the Enhancement Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
Lincoln Wealth PassSM
Lincoln Wealth PassSM was designed for a Beneficiary with Death Benefit proceeds from another nonqualified contract, or from a qualified (IRA and Roth IRA) contract or qualified retirement plan if the original Contractowner died on or before December 31, 2019. This rider provides guaranteed periodic withdrawals from a benefit base called the Protected Amount (described in detail below). As long as there is a Protected Amount, you will be able to make annual withdrawals called the Protected Annual Income. The Protected Annual Income is equal to the greater of (a) or (b), where:
(a) is an amount less than or equal to the Protected Annual Income; or
(b) is an amount from a qualified or nonqualified contract that is the result of systematic installments withdrawn via an automatic withdrawal service of the amount needed to satisfy the required minimum distribution (RMD) or life expectancy payment rules for the Contract Value of the contract to which this rider is attached.
Please note any withdrawals that exceed the greater of (a) or (b) or the amounts payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Amount as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal. Your rider will terminate if the Protected Amount is reduced to zero.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Annual Income amount. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount or on your RMD, provided your RMD amount is greater than your Protected Annual Income amount.

The Contractowner or Annuitant may not be changed while this rider is in effect, including any sale or assignment of the contract as collateral.
Distributions must be based on the Contractowner’s life expectancy.
Contractowners age 70 or younger must elect the rider no later than 5 years after the death (if distributions have already begun, or within the time frames listed in (1) and (2) above). Contractowners ages 71 through 80 must elect the rider before beginning life expectancy Required Minimum Distributions (“RMDs”).
Note: Beneficiaries under the age of majority in your state will not be able to receive proceeds outright. Check your state law to see if a custodian or guardian is needed.
This rider is not available to a Beneficiary of an existing contract if the contract was previously annuitized, including i4LIFE® Advantage on nonqualified contracts. A trust beneficiary of a qualified Lincoln contract who chooses to assume ownership of the contract is not eligible to elect this rider, but instead must purchase a new contract to elect it. Non-natural beneficiaries of nonqualified contract are not eligible to purchase this rider. No other Living Benefit Riders are available if this rider is elected. Additionally, you cannot terminate this rider until after the fifth Benefit Year anniversary.
We reserve the right to discontinue offering this rider at any time, at our sole discretion, upon advanced written notice to you. This means that there is a chance you may not be able to elect it in the future. We may also make changes to, or discontinue offering, any features for future rider elections at any time at our sole discretion.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Amount. The Protected Amount is a value used to calculate your Protected Annual Income amount and is the total amount of guaranteed payments you can receive. The Protected Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Protected Amount varies based on when you elect the rider. If the rider was elected at the time of application, the Protected Amount is equal to the initial Purchase Payment. If the rider was elected after we issued the contract, the Protected Amount equals the Contract Value on the rider effective date. The maximum Protected Amount is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you are the covered lives.
Additional Purchase Payments are allowed only if additional Purchase Payments must be received by the earlier of 180 days of the rider effective date or the date required to begin minimum distributions. The source of the Purchase Payments must be from a contract that is the same market type as the Lincoln annuity. That means that if the source contract is a tax qualified (from an IRA or Roth IRA), the Purchase Payment can only be made to a qualified Lincoln contract. If the source contract is nonqualified, the Purchase Payment can only be made to a nonqualified Lincoln contract. If you are making Purchase Payments from more than one source contract, each of the source contracts must have the same decedent and the same Beneficiary. Additional Purchase Payments are not allowed if the rider is purchased by the Beneficiary who inherits an existing Lincoln annuity who chooses to continue the contract as Contractowner.
Additional Purchase Payments automatically increase the Protected Amount (not to exceed the maximum Protected Amount) by the amount of the Purchase Payment; for example, a $10,000 additional Purchase Payment will increase the Protected Amount by $10,000. Additional Purchase Payment will not be allowed if the Contract Value is zero.
Certain withdrawals will reduce the Protected Amount on a dollar for dollar basis:
•	Withdrawals less than or equal to the Protected Annual Income amount;
•	Withdrawals, using Lincoln’s automatic withdrawal service, equal to RMD life expectancy payouts calculated by us for qualified contracts; or
•	Withdrawals, using Lincoln’s automatic withdrawal service, equal to RMD life expectancy payouts calculated by us for nonqualified contracts.
All other withdrawals are Excess Withdrawals that reduce the Protected Amount by the same proportion that the withdrawals reduce the Contract Value. The rider will terminate when the Protected Amount is reduced to zero.
Protected Annual Income Withdrawal. The Protected Annual Income is an amount that may be withdrawn from the contract each Benefit Year as long as there is a Protected Amount.
The Protected Annual Income amount is determined by multiplying the Protected Amount by the applicable rate, based on your age on the latest date to begin withdrawals to stretch payments over the owner’s life expectancy or the date that the Contract Value is reduced to zero. Thereafter, the Protected Annual Income rate will not change. The Protected Annual Income amount will change upon additional Purchase Payments and Excess Withdrawals, as described below. Once the Protected Amount is less than the Protected Annual Income, the Protected Annual Income amount will be reduced to the Protected Amount for the final year’s payment.

The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time and may be higher or lower than the rates on the previous Rate Sheet.
Any changes to the Protected Annual Income rates will be disclosed in a new Rate Sheet at least 10 days before those rates become effective. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
You will not be entitled to the Protected Annual Income amount if the Protected Amount is reduced to zero.
All withdrawals will decrease the Contract Value. If you withdraw less than the Protected Annual Income amount during a Benefit Year, you are not entitled to carry over the unused Protected Annual Income amount to another Benefit Year.
Withdrawals will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9) for IRAs or the life expectancy payments for nonqualified contracts. In addition, in order for this exception to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD or life expectancy payments;
2.	The calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs or life expectancy payments are made within the Benefit Year (except as described in the next paragraph).
If your RMD or life expectancy withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If your RMD or life expectancy payment exceeds the Protected Annual Income amount, the excess will not be considered an Excess Withdrawal. However, if a withdrawal other than an RMD or life expectancy payment is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs and life expectancy payments, will be treated as Excess Withdrawals.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Amount and the Contract Value. The example assumes a 5% Protected Annual Income rate and a Contract Value of $200,000 on the rider’s effective date:
Contract Value on the rider’s effective date	$200,000
Protected Amount on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date	$10,000
Contract Value six months after rider’s effective date	$212,000
Protected Amount six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$10,000
Contract Value after withdrawal ($212,000 - $10,000)	$202,000
Protected Amount after withdrawal ($200,000 - $10,000)	$190,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Amount on the first Benefit Year anniversary	$190,000
Protected Annual Income amount on the first Benefit Year anniversary	$10,000
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate, multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $2,500 (5% of $50,000 Protected Amount), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $3,000 ($2,500 + $10,000 x 1.05). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal (excludes RMDs and life expectancy payments as outlined above); or
2.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	the Protected Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Amount could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income is reduced by the same proportion the Excess Withdrawal reduces the Contract Value.
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example assumes a 5% Protected Annual Income rate and demonstrates the impact of an Excess Withdrawal on the Protected Amount, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,225 reduction in the Protected Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Amount = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value and Protected Amount are reduced by the amount of the Protected Annual Income amount of $4,250:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Amount = $80,750 ($85,000 - $4,250)
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Amount is reduced by 13.90%, the same proportion by which the Excess Withdrawal reduced the Contract Value of $55,750 ($7,750 ÷ $55,750).
Contract Value = $48,000 ($55,750 - $7,750) a 13.90% reduction
Protected Amount = $73,185 ($85,000 x 13.90% = $11,225; $85,000 - $11,225= $73,185)
Protected Annual Income amount = $3,660 ($4,250 x 13.90%= $591; $4,250 - $591 = $3,659)
In a declining market, Excess Withdrawals may significantly reduce your Protected Amount and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Amount is reduced to zero, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount and on any RMD that is greater than your Protected Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of the surrender charge provision set forth in this prospectus is applicable.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Final Payment Year. The year that the final payment is made is determined from the chart below based on the owner’s age on the latest date to stretch payments over the owner’s life expectancy. This date is one year after the date of death for nonqualified contracts, and December 31st of the calendar year following the date of death occurred for qualified contracts.
If the contract and rider are still in effect on the Benefit Year anniversary occurring in the final payment year, a final payment will be made that is equal to the greater of the Protected Amount or Contract Value, and the contract and rider will terminate. The final payment year is determined on the rider effective date and will not change. The final payment year is determined from the chart below and is based on your age. All amounts must be paid out of the contract in this final payment year.
Age	Final GMWB Payment Year	Age	Final GMWB Payment Year	Age	Final GMWB Payment Year
0	82	28	55	56	28
1	81	29	54	57	27
2	80	30	53	58	27

Age	Final GMWB Payment Year	Age	Final GMWB Payment Year	Age	Final GMWB Payment Year
3	79	31	52	59	26
4	78	32	51	60	25
5	77	33	50	61	24
6	76	34	49	62	23
7	75	35	48	63	22
8	74	36	47	64	21
9	73	37	46	65	21
10	72	38	45	66	20
11	71	39	44	67	19
12	70	40	43	68	18
13	69	41	42	69	17
14	68	42	41	70	17
15	67	43	40	71	16
16	66	44	39	72	15
17	66	45	38	73	14
18	65	46	37	74	14
19	64	47	37	75	13
20	63	48	36	76	12
21	62	49	35	77	12
22	61	50	34	78	11
23	60	51	33	79	10
24	59	52	32	80	10
25	58	53	31	81	9
26	57	54	30
27	56	55	29
Death Prior to the Annuity Commencement Date. Lincoln Wealth PassSM has no provision for a payout of the Protected Amount upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as applicable, as amended from time to time.
Upon the death of the Contractowner, if there is Contract Value and a Protected Amount in effect at the time of the death and there is only one Beneficiary, the Beneficiary may continue the rider to pay out the remaining Protected Amount. We cannot divide the Protected Amount among multiple Beneficiaries. No adjustment will be made to the Protected Amount, Protected Annual Income Amount, protected lifetime income fee base, or final payment year. If the Protected Annual Income amount was not determined prior to death, then the rate will be set according to the deceased Contractowner’s age on the continuation date. Continuation is not available if the Contract Value is reduced to zero prior to the death of the Contractowner.
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Wealth PassSM will automatically terminate:
•	on the Annuity Commencement Date;
•	upon death of the Contractowner, unless there is a Protected Amount and a single Beneficiary elects to continue the contract and rider;
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree;
•	upon surrender or termination of the underlying annuity contract;
•	on the rider date anniversary occurring in the final payment year;
•	when the Protected Amount and the Protected Annual Income amount are reduced to zero; or
•	when the final payment is made.
The termination will not result in any increase in Contract Value equal to the Protected Amount. Upon effective termination of this rider, the benefit and charges within this rider will terminate.

Accumulated Benefit Enhancement (ABESM) (Nonqualified contracts only). This benefit is no longer available. The ABESM Enhancement Amount was provided to eligible Contractowners of nonqualified i4LIFE® Advantage contracts only, if requested at the time of application, at no additional charge, and if certain conditions were met.
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Enhancement Amount is payable in accordance with the terms of the i4LIFE® Advantage EGMDB Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value we received was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE® Advantage EGMDB Death Benefit, the ABESM Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABESM Enhancement Amount for this new Contractowner or joint owner will be equal to zero.
The ABESM Enhancement Amount will terminate on the Valuation Date the i4LIFE® Advantage EGMDB Death Benefit option of the contract is changed or terminated.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
4LATER® Advantage
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides a Protected Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of this rider may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Protected Income Base. The Protected Income Base is a value established when you purchased a 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Protected Income Base is not available for withdrawals or as a Death Benefit. If you elected 4LATER® at the time you purchase the contract, the Protected Income Base initially equals the Purchase Payments. If you elected 4LATER® after we issue the contract, the Protected Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Protected Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Protected Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Protected Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Protected Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Protected Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Protected Income Base to the Contract Value. At the end of each completed Waiting Period, the Protected Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Protected Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Protected Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Protected Income Base. 4LATER® provides a 15% automatic enhancement to the Protected Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Protected Income Base. See Maximum Protected Income Base. During the Waiting Period, the Future Protected Income Base is established to provide the value of this 15% enhancement on the Protected Income Base. After each 3-year Waiting Period is satisfied, the Protected Income Base is increased to equal the value of the Future Protected Income Base. The 4LATER® charge will then be assessed on this newly adjusted Protected Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Protected Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Protected Income Base	$110,000
Future Protected Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Protected Income Base (after 1st Waiting Period)	$126,500
New Future Protected Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Protected Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
Protected Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Protected Income Base	$110,000
Future Protected Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Protected Income Base (after 1st Waiting Period)	$125,500
New Future Protected Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Protected Income Base to the Contract Value, the Future Protected Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Protected Income Base to the current Contract Value below.
In all situations, the Future Protected Income Base is subject to the Maximum Protected Income Base described below. The Future Protected Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Protected Income Base will become at the end of the Waiting Period.
Maximum Protected Income Base. The Maximum Protected Income Base is equal to 200% of the Protected Income Base on the 4LATER® Effective Date. The Maximum Protected Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Protected Income Base can never exceed $10 million. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Protected Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10 million.
Each withdrawal will reduce the Maximum Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:

Protected Income Base	$100,000	Maximum Protected Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Protected Income Base	$ 20,000
New Protected Income Base	$110,000	New Maximum Protected Income Base	$220,000
Future Protected Income Base after Purchase Payment	$125,500	Maximum Protected Income Base	$220,000
Protected Income Base (after 1st Waiting Period)	$125,500
Future Protected Income Base (during 2nd Waiting Period)	$144,325	Maximum Protected Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Protected Income Base	$112,950
Future Protected Income Base	$129,893	Maximum Protected Income Base	$198,000
Resets of the Protected Income Base to the current Contract Value (“Resets”). You may elect to reset the Protected Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Protected Income Base. Resets are subject to a maximum of $10 million and the Annuitant must be under age 81. You might consider resetting the Protected Income Base if your Contract Value has increased above the Protected Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Protected Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Protected Income Base (after the Protected Income Base has been reset to the Future Protected Income Base), we will implement this election and the Protected Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Protected Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Protected Income Base increased to the Future Protected Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Protected Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of the reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Protected Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Protected Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Protected Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.
The Guaranteed Income Benefit will be determined by dividing the greater of the Protected Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income

Payment (which is also based on the Contract Value). If the Protected Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.

If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

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Appendix C — Protected Annual Income Rates for Previous Rider Elections
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Protected Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between December 14, 2020 and April 30, 2021
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	2.50%	55 – 58	2.25%
59 – 64	3.50%	59 – 64	3.00%
65+	5.00%	65+	4.50%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between September 14, 2020 and December 13, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	2.50%	55 – 58	2.25%
59 – 64	3.50%	59 – 64	3.00%
65+	4.75%	65+	4.25%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between May 18, 2020 and September 13, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	2.75%	55 – 58	2.50%
59 – 64	3.75%	59 – 64	3.25%
65 – 69	5.00%	65 – 69	4.50%
70 – 74	5.00%	70 – 74	4.50%
75+	5.00%	75+	4.50%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between March 16, 2020 and May 17, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.20%	55 – 58	2.90%
59 – 64	4.10%	59 – 64	4.00%
65 – 69	5.35%	65 – 69	5.00%
70 – 74	5.45%	70 – 74	5.10%
75+	5.60%	75+	5.20%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
C-1

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between November 18, 2019 and March 15, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.20%
59 – 64	4.40%	59 – 64	4.10%
65 – 69	5.50%	65 – 69	5.20%
70 – 74	5.60%	70 – 74	5.30%
75+	5.70%	75+	5.40%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between July 15, 2019 and November 17, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.60%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between April 1, 2019 and July 14, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.75%	65 – 69	5.50%
70 – 74	5.80%	70 – 74	5.60%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between October 1, 2018 and March 31, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.60%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between May 21, 2018 and September 30, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
C-2

Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
65 – 74	5.60%	65 – 74	5.35%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between September 25, 2017 and May 20, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.50%	59 – 64	4.25%
65 – 74	5.50%	65 – 74	5.25%
75+	5.85%	75+	5.60%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider elections on or after January 23, 2017 but prior to September 25, 2017
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.25%	59 – 64	4.00%
65+	5.25%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after May 20, 2013 but prior to January 23, 2017
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Protected Annual Income rate
55 – 58	3.50%
59 - 64	4.00%
65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections prior to December 3, 2012
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
C-3

Lincoln Lifetime IncomeSM Advantage 2.0
Protected Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after May 20, 2013
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%
Lincoln Lifetime IncomeSM Advantage 2.0 for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Protected Annual Income rate
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after April 2, 2012 but prior to December 3, 2012
Single Life Option		Joint Life Option*
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 64	3.50%
59 – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections prior to April 2, 2012
Single Life Option		Joint Life Option*
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Market Select® Advantage
Protected Annual Income Rates by Ages:
Lincoln Market Select® Advantage rider election forms signed between December 14, 2020 and April 30, 2021
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	2.25%	55 – 58	2.00%
C-4

Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
59 – 64	3.25%	59 – 64	3.00%
65+	4.75%	65+	4.15%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between September 14, 2020 and December 13, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	2.25%	55 – 58	2.00%
59 – 64	3.25%	59 – 64	3.00%
65+	4.50%	65+	4.00%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between May 18, 2020 and September 13, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	2.50%	55 – 58	2.25%
59 – 64	3.50%	59 – 64	3.00%
65 – 69	4.75%	65 – 69	4.25%
70 – 74	4.75%	70 – 74	4.25%
75+	4.75%	75+	4.25%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between March 16, 2020 and May 17, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.10%	55 – 58	2.85%
59 – 64	4.00%	59 – 64	3.65%
65 – 69	5.10%	65 – 69	4.65%
70 – 74	5.15%	70 – 74	4.75%
75+	5.55%	75+	5.00%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between November 18, 2019 and March 15, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.25%	55 – 58	3.00%
59 – 64	4.15%	59 – 64	3.85%
65 – 69	5.15%	65 – 69	4.85%
70 – 74	5.35%	70 – 74	5.00%
75+	5.55%	75+	5.25%
For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
C-5

Lincoln Market Select® Advantage rider election forms signed between October 1, 2018 and November 17, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.25%	59 – 64	4.00%
65 – 69	5.25%	65 – 69	5.15%
70 – 74	5.50%	70 – 74	5.25%
75+	5.75%	75+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between May 21, 2018 and September 30, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.25%	59 – 64	4.00%
65 – 74	5.25%	65 – 74	5.00%
75+	5.75%	75+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between January 19, 2018 and May 20, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65 – 74	5.00%	65 – 74	4.50%
75+	5.50%	75+	5.00%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between October 3, 2016 and January 18, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Max 6 SelectSM Advantage
Protected Annual Income Rates by Ages:
The rates in Table A apply prior to the Contract Value reaching zero. When the Contract Value reaches zero, Table B will always be used and, the Protected Annual Income amount will be immediately recalculated to equal the Protected Income Base multiplied by the applicable rate shown in Table B. The rate in Table B will be based on the later of (a) your age at the time the first Protected Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Account Value Step-up. If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Protected Annual Income rate in Table B. For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
C-6

Lincoln Max 6 SelectSM Advantage rider election forms signed between December 14, 2020 and April 30, 2021
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	N/A	N/A	55 – 58	N/A
59 – 64	5.25%	3.00%	59+	3.00%
65 – 69	6.50%	5.50%
70 – 74	6.75%	5.75%
75 +	7.00%	6.00%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage rider election forms signed between May 18, 2020 and December 13, 2020
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	N/A	N/A	55 – 58	N/A
59 – 64	5.25%	3.00%	59+	3.00%
65 – 69	6.25%	5.75%
70 – 74	6.50%	6.00%
75 +	6.75%	6.25%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage rider election forms signed between October 1, 2018 and May 17, 2020
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 69	6.50%	6.00%
70 – 74	6.75%	6.25%
75 +	7.00%	6.50%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage applications signed between May 21, 2018 and September 30, 2018
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 74	6.50%	6.00%
75 +	7.00%	6.50%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage applications signed between January 19, 2018 and September 30, 2018
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 74	6.50%	6.00%
75 +	7.00%	6.50%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
C-7

Lincoln Max 6 SelectSM Advantage applications signed between May 22, 2017 and January 18, 2018
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.00%	3.50%	55+	3.00%
59 – 64	5.00%	4.50%
65 – 74	6.00%	5.50%
75 +	7.00%	6.50%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln IRA Income PlusSM
Protected Annual Income Rates by Ages:
Two options are available, and you can decide which option is best suited to your needs. Option 1 may be appropriate if you would like lower initial income with higher income once the Contract Value reaches zero. Comparatively, Option 2 will provide a higher initial income with lower income once the Contract Value reaches zero.
For both Option 1 and Option 2, the rates in Table A apply prior to the Contract Value reaching zero. Once the Contract Value reaches zero, Table B will be used, and the Protected Annual Income amount will be immediately recalculated to equal the Protected Income Base multiplied by the applicable rate shown in Table B.
Lincoln IRA Income PlusSM rider election forms signed between May 20, 2019 and April 30, 2020:
Option 1
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life
70+	6.25%	N/A%	70+	5.00%
*Joint Life is currently not available.
** For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Option 2
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option
70+	7.00%	N/A	70+	4.00%
*Joint Life is currently not available.
** For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Wealth PassSM
Protected Annual Income Rates by Ages:
Lincoln Wealth PassSM rider election forms signed between September 16, 2019 and April 30, 2020
Age	PAI Rate
0 – 54	4.50%
55 – 58	5.00%
59 – 69	5.50%
70+	6.00%
C-8

Appendix D — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit
Guaranteed Income Benefit Percentages by Ages:
i4LIFE® Advantage Select Guaranteed Income Benefit for prior purchasers of Lincoln Market Select® Advantage or 4LATER® Select Advantage with applications and/or rider election forms signed between December 14, 2020 and April 30, 2021
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.25%	40 – 54	2.00%
55 – 58	2.25%	55 – 58	2.00%
59 - 64	3.00%	59 – 64	2.50%
65 – 69	3.75%	65 – 69	2.75%
70 – 74	4.00%	70 – 74	3.25%
75 – 79	4.25%	75 – 79	3.50%
80+	4.25%	80+	3.75%
*In order to have received the percentage indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Select Guaranteed Income Benefit for prior purchasers of Lincoln Market Select® Advantage or 4LATER® Select Advantage with applications and/or rider election forms signed between May 18, 2020 and December 13, 2020
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.25%	40 – 54	2.00%
55 – 58	2.25%	55 – 58	2.00%
59 - 64	3.25%	59 – 64	2.50%
65 – 69	4.00%	65 – 69	2.75%
70 – 74	4.25%	70 – 74	3.25%
75 – 79	4.50%	75 – 79	3.50%
80+	4.50%	80+	3.75%
*In order to have received the percentage indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Select Guaranteed Income Benefit elections and for purchasers of Lincoln Market Select® Advantage or 4LATER® Select Advantage with applications and/or rider election forms signed between November 18, 2019 and May 17, 2020
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	2.75%
55 – 58	3.25%	55 – 58	3.00%
59 - 64	3.75%	59 – 64	3.50%
65 – 69	4.25%	65 – 69	4.00%
70 – 74	5.00%	70 – 74	4.25%
D-1

Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
75 – 79	5.00%	75 – 79	4.75%
80+	5.25%	80+	5.00%
*In order to have received the percentage indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Select Guaranteed Income Benefit elections between October 3, 2016 and November 17, 2019, or for purchasers of Lincoln Market Select® Advantage between October 3, 2016 and November 17, 2019.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*In order to have received the percentage indicated, your rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
Guaranteed Income Benefit Percentages by Ages:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections and for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between December 14, 2020 and April 30, 2021.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.20%
55 – 58	2.50%	55 – 58	2.20%
59 - 64	3.25%	59 – 64	2.75%
65 – 69	4.00%	65 – 69	3.25%
70 – 74	4.50%	70 – 74	3.50%
75 – 79	4.50%	75 – 79	3.75%
80+	4.50%	80+	4.00%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections and for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between May 18, 2020 and December 13, 2020.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.20%
55 – 58	2.50%	55 – 58	2.20%
59 - 64	3.50%	59 – 64	2.75%
D-2

Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
65 – 69	4.25%	65 – 69	3.25%
70 – 74	4.75%	70 – 74	3.50%
75 – 79	4.75%	75 – 79	3.75%
80+	4.75%	80+	4.00%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between November 18, 2019 and May 17, 2020.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.25%
59 - 64	4.00%	59 – 64	3.75%
65 – 69	5.00%	65 – 69	4.25%
70 – 74	5.25%	70 – 74	4.50%
75 – 79	5.50%	75 – 79	5.00%
80+	5.50%	80+	5.25%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between November 18, 2019 and May 17, 2020.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	2.75%
55 – 58	3.25%	55 –58	3.00%
59 – 64	3.75%	59 – 64	3.50%
65 – 69	4.25%	65 – 69	4.00%
70 – 74	5.00%	70 – 74	4.25%
75 – 79	5.00%	75 – 79	4.75%
80+	5.25%	80+	5.00%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between February 19, 2019 and November 17, 2019.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65 – 69	5.00%	65 – 69	4.50%
70 – 74	5.25%	70 – 74	5.00%
75 – 79	5.50%	75 – 79	5.25%
80+	5.50%	80+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
D-3

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections on or after May 20, 2013 and prior to February 18, 2019, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections or for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option**
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Protected Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

**	If joint life option is in effect, the younger of you and your spouse’s age applies.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Protected Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
D-4

Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
D-5

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Appendix E – Current Rider Charges for Previous Elections
The following tables reflect the current charge for optional Living Benefit Riders by election date. The current charges for new elections are disclosed in a Rate Sheet supplement.
Optional Protected Lifetime Income Fees:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
	Single Life	Joint Life
Riders elected on or after December 14, 2020	1.50%	1.60%
Riders elected on or after May 21, 2018 and prior to December 14, 2020	1.25%	1.50%

Lincoln Max 6 SelectSM Advantage
	Single Life	Joint Life
Riders elected on or after December 14, 2020	1.50%	1.60%
Riders elected prior to December 14, 2020	1.25%	1.50%

Lincoln Market Select® Advantage
	Single Life	Joint Life
Riders elected on or after December 14, 2020	1.50%	1.60%
Riders elected on or after August 29, 2016 (October 3, 2016 for existing Contractowners and prior to December 14, 2020	1.25%	1.50%

4LATER® Select Advantage
	Single Life	Joint Life
Riders elected on or after December 14, 2020	1.50%	1.60%
Riders elected prior to December 14, 2020	1.25%	1.50%

i4LIFE® Advantage Guaranteed Income Benefit
	Single Life	Joint Life
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders elected on or after December 14, 2020	1.35%	1.55%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders elected on or after May 21, 2018 and prior to December 14, 2020	0.95%	1.15%

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I4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
	Single Life	Joint Life
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after December 14, 2020	1.50%	1.60%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018 and prior to December 14, 2020	1.25%	1.50%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018 and for all 4LATER® Advantage (Managed Risk) riders	1.05%	1.25%

i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who Transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage
	Single Life	Joint Life
i4LIFE® Advantage Select Guaranteed Income Benefit for Lincoln Market Select® Advantage riders and 4LATER® Select Advantage riders elected on or after December 14, 2020	1.50%	1.60%

i4LIFE® Advantage Select Guaranteed Income Benefit for Lincoln Market Select® Advantage riders elected on or after August 29, 2016 (October 3, 2016 for existing Contractowners) and prior to December 14, 2020 and 4LATER® Select Advantage riders prior to December 14, 2020	1.25%	1.50%

i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Lincoln Market Select® Advantage riders elected prior to August 29, 2016 (October 3, 2016 for existing Contractowners)	0.95%	1.15%
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SAI 1

Lincoln ChoicePlusSM II Advance
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM II Advance prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2021. You may obtain a copy of the Lincoln ChoicePlusSM II Advance prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2021.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life Variable Annuity Account N, as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $561,871,495, $532,013,638 and $447,244,121 to LFN and Selling Firms in 2018, 2019 and 2020 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
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SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
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1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such
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units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Standard & Poor’s and Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see https://www.lfg.com/public/aboutus/investorrelations/financialinformation/ratings.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or
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any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
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Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we become aware of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2020 financial statements of the VAA and the December 31, 2020 consolidated financial statements of Lincoln Life are incorporated into this SAI by reference to the VAA’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.
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The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates and percentages for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on or after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Protected Lifetime Income Fee Rate
	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Enhancement Rate
5%
Protected Annual Income Rates
The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Account Value Step-up occurs.
Single Life PAI Rate		Joint Life PAI Rate
Age	PAI Rate	Age	PAI Rate
55-58	2.50%	55-58	2.25%
59-64	3.50%	59-64	3.00%
65 +	5.00%	65 +	4.50%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) Charge Rate
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Guaranteed Income Benefit Percentages
The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Protected Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The following rates apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.00%	Under 40	2.00%
40-54	2.50%	40-54	2.20%
55-58	2.50%	55-58	2.20%
59-64	3.25%	59-64	2.75%
65-69	4.00%	65-69	3.25%
70-74	4.50%	70-74	3.50%
75-79	4.50%	75-79	3.75%
80+	4.50%	80+	4.00%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed on and after May 1, 2021. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates and percentages for the Lincoln Market Select® Advantage rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on or after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Protected Lifetime Income Fee Rate
	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Enhancement Rate
5%
Protected Annual Income Rates
The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Account Value Step-up occurs.
Single Life PAI Rate		Joint Life PAI Rate
Age	PAI Rate	Age	PAI Rate
55-58	2.25%	55-58	2.00%
59-64	3.25%	59-64	3.00%
65 +	4.75%	65 +	4.15%

i4LIFE® Advantage Select Guaranteed Income Benefit Charge Rate
i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%

Guaranteed Income Benefit Percentages
The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Protected Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The rates listed below are for i4LIFE® Advantage Select Guaranteed Income Benefit elections for Contractowners who transition from Lincoln Market Select® Advantage.
Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.00%	Under 40	2.00%
40-54	2.25%	40-54	2.00%
55-58	2.25%	55-58	2.00%
59-64	3.00%	59-64	2.50%
65-69	3.75%	65-69	2.75%
70-74	4.00%	70-74	3.25%
75-79	4.25%	75-79	3.50%
80+	4.25%	80+	3.75%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed on and after May 1, 2021. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates and percentages for the 4LATER® Select Advantage rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on and after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at www.lfg.com/VAprospectus. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Protected Lifetime Income Fee Rate
	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Enhancement Rate
5%
i4LIFE® Advantage Select Guaranteed Income Benefit Charge Rate
i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from 4LATER® Select Advantage	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
i4LIFE® Advantage Select Guaranteed Income Benefit
Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.00%	Under 40	2.00%
40-54	2.25%	40-54	2.00%
55-58	2.25%	55-58	2.00%
59-64	3.00%	59-64	2.50%
65-69	3.75%	65-69	2.75%
70-74	4.00%	70-74	3.25%
75-79	4.25%	75-79	3.50%
80+	4.25%	80+	3.75%

In order to receive the rate indicated in this Rate Sheet, your 4LATER® Select Advantage application or rider election form must be signed and dated on and after May 1, 2021. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

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The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) rate and percentages that we are currently offering. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on and after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) Charge Rate
	Single Life	Joint Life
Current Initial Annual Charge*	1.35%	1.55%
*The charge is added to the product charge which included the mortality and expense risk charge for the death benefit you have elected.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.00%	Under 40	2.00%
40-54	2.50%	40-54	2.20%
55-58	2.50%	55-58	2.20%
59-64	3.25%	59-64	2.75%
65-69	4.00%	65-69	3.25%
70-74	4.50%	70-74	3.50%
75-79	4.50%	75-79	3.75%
80+	4.50%	80+	4.00%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on and after May 1, 2021. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.
*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).

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The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement to the Prospectus dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) outlines the rider charges and the Protected Annual Income rates for the Lincoln Wealth PassSM rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or rider election forms signed on and after May 1, 2020 and may be superseded at any time.
In the event we change our rates, the new rates will be disclosed on a new rate sheet at least 10 days in advance of the change. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Charge Rate
Age at Issue 0 – 65	1.00%
Age at Issue 66 – 80	1.25%
Protected Annual Income Rate
The Protected Annual Income (“PAI”) rate will be based on the Contractowner’s age on the earlier of the latest date to begin withdrawals to stretch payments over the owner’s life expectancy (i.e., death of the original account owner or Contractowner), or the date that the Contract Value reduces to zero. Thereafter, the rate will not change.
Age	PAI Rate
0 – 54	4.50%
55 – 58	5.00%
59 – 69	5.50%
70+	6.00%
In order to receive the rates indicated in this Rate Sheet, your application or rider election form must be signed on and after May 1, 2020. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time. The rates set forth above may be superseded at any time, in our sole discretion.
Subject to the rules above, if the Protected Annual Income rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates. If any rates have decreased when we compare the Protected Annual Income rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

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The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement to the Prospectus dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates for the Lincoln IRA Income PlusSM rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on and after May 1, 2020.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
The Protected Annual Income amount is determined (a) by multiplying the Protected Income Base by the applicable rate, and (b) whether or your Contract Value has been reduced to zero. Thereafter, the Protected Annual Income rate will decrease once the Contract Value reaches zero.
Two options are available, and you can decide which option is best suited to your needs. Option 1 may be appropriate if you would like lower initial income with higher income once the Contract Value reaches zero. Comparatively, Option 2 will provide a higher initial income with lower income once the Contract Value reaches zero.
For both Option1 and Option 2, the rates in Table A apply prior to the Contract Value reaching zero. Once the Contract Value reaches zero, Table B will be used, and the Protected Annual Income amount will be immediately recalculated to equal the Protected Income Base multiplied by the applicable rate shown in Table B.
OPTION 1
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life
70+	6.25%	N/A*	70+	5.00%
*Joint Life is currently not available.
OPTION 2
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life
70+	7.00%	N/A*	70+	4.00%
*Joint Life is currently not available.
In order to receive the rates indicated in this Rate Sheet, your application must be signed on and after May 1, 2020. We must receive your application in Good Order within 10 days from the date you sign your application, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time. Subject to the rules above, if the Protected Annual Income rates that we are currently offering on the day the contract is issued are higher than the rates we were offering on the date you signed your application, you will receive the higher set of rates. If the rates have decreased when we compare rates that we are offering on the day you signed your application to the set of rates that we are offering on the day your contract is issued, your contract will be issued with the rates that were in effect on the day you signed your application, subject to meeting the rules above.

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The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates for the Lincoln Max 6 SelectSM Advantage rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on and after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Protected Lifetime Income Fee Rate
	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Enhancement Rate
5%
The initial Protected Annual Income rate is based on your age as of the date of the first Protected Annual Income withdrawal. Under the joint life option, the age of the younger of you or your spouse will be used. Thereafter the Protected Annual Income rate will only increase upon an Account Value Step-up and will decrease once the Contract Value reaches zero.
The rates in Table A apply prior to the Contract Value reaching zero. When the Contract Value reaches zero, Table B will always be used and, the Protected Annual Income amount will be immediately recalculated to equal the Protected Income Base multiplied by the applicable rate shown in Table B. The rate in Table B will be based on the later of (a) your age at the time the first Protected Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Account Value Step-up. If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Protected Annual Income rate in Table B.
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option	Age	Single Life & Joint Life Option
55 – 58	N/A	N/A	55 - 58	N/A
59 – 64	5.25%	3.00%	59+	3.00%
65 – 69	6.50%	5.50%
70 – 74	6.75%	5.75%
75 +	7.00%	6.00%

In order to receive the rates indicated in this Rate Sheet, your application and/or election forms must be signed and dated on and after May 1, 2021. We must receive your application and/or election forms in Good Order within one day from the date you sign your application and/or election forms, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

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Prospectus 2

Lincoln ChoicePlus AssuranceSM (L Share)
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2021
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. We reserve the right to limit, restrict, or suspend Purchase Payments made to the contract upon advance written notice.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. We may impose restrictions on the fixed account for the life of your contract or during certain periods. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund*
Invesco V.I. Core Equity Fund*
Invesco V.I. Equally-Weighted S&P 500 Fund1
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Large Cap Growth Portfolio*
AB VPS Small/Mid Cap Value Portfolio
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Insurance Series®:
American Funds Global Growth Fund*
American Funds Global Small Capitalization Fund*
American Funds Growth Fund*

1

American Funds Growth-Income Fund*
American Funds International Fund*
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Emerging Markets Series
Delaware VIP® Small Cap Value Series
Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Balanced Portfolio
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust Variable Insurance Trust:
First Trust Capital Strength Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio2
Franklin Templeton Variable Insurance Products Trust:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund*
Janus Aspen Series:
Janus Henderson Balanced Portfolio*
Janus Henderson Enterprise Portfolio*
Janus Henderson Global Research Portfolio*
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Global Allocation Portfolio
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Large Cap Growth Portfolio
ClearBridge Variable Mid Cap Portfolio
QS Variable Conservative Growth
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP American Global Growth Fund*
LVIP American Global Small Capitalization Fund*
LVIP American Growth Fund*
LVIP American Growth-Income Fund*
LVIP American International Fund*
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Advantage Allocation Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Global Real Estate Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
(formerly LVIP ClearBridge QS Select Large Cap Managed Volatility Fund)
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
(formerly Delaware VIP® Diversified Income Series)
LVIP Delaware High Yield Fund
(formerly Delaware VIP® High Yield Series)
LVIP Delaware Limited-Term Diversified Income Fund
(formerly Delaware VIP® Limited-Term Diversified Income Series)
LVIP Delaware Mid Cap Value Fund
LVIP Delaware REIT Fund
(formerly Delaware VIP® REIT Series)
LVIP Delaware SMID Cap Core Fund
(formerly Delaware VIP® Smid Cap Core Series)
LVIP Delaware Social Awareness Fund
LVIP Delaware U.S. Growth Fund
(formerly Delaware VIP® U.S. Growth Series)
LVIP Delaware Value Fund
(formerly Delaware VIP® Value Series)
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Emerging Markets Equity Index Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
2

LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund3
LVIP SSGA Short-Term Bond Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price 2010 Fund*
LVIP T. Rowe Price 2020 Fund*
LVIP T. Rowe Price 2030 Fund*
LVIP T. Rowe Price 2040 Fund*
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Bond Allocation Fund
(formerly LVIP Dimensional/Vanguard Total Bond Fund)
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington SMID Cap Value Fund
(formerly LVIP Wellington Mid-Cap Value Fund)
LVIP Western Asset Core Bond Fund
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio*
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT George Putnam Balanced Fund
Putnam VT Global Health Care Fund*
Putnam VT Large Cap Value Fund
(formerly Putnam VT Equity Income Fund)
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
1 Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
2 Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
3 The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
The funds’ prospectuses and other shareholder reports will be made available on www.lfg.com/VAprospectus. If you wish to receive future shareholder reports in paper, free of charge, please call us at 1-888-868-2583, send an email request to CustServSupportTeam@lfg.com, or contact your registered representative. Your election to receive reports in paper will apply to all funds available under your contract.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
3

4

Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Account Value Step-up—(may be referred to as Account Value lock-in in marketing materials)—Under certain Living Benefit Riders, the Guaranteed Amount, Protected Income Base and/or Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under certain Living Benefit Riders, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allo-
cations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement—A feature under certain Living Benefit Riders in which the Guaranteed Amount or Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased, subject to certain conditions and limitations.
Enhancement Base—Under certain Living Benefit Riders, a value used to calculate the amount added to the Protected Income Base when an Enhancement occurs. The Enhancement Base is equal to the Contract Value on the effective date of the rider, and is adjusted as set forth in this prospectus.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which an Enhancement is in effect. A new Enhancement Period may begin each time an Account Value Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

5

Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life or Lincoln (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum income guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln SmartSecurity® Advantage.
Nursing Home Enhancement—A feature that will increase the Protected Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Persistency Credit—The additional amount credited to the contract after the seventh contract anniversary.
Protected Amount—The value used to calculate your Protected Annual Income under the Lincoln Wealth PassSM rider, as adjusted by additional Purchase Payments and all withdrawals.
Protected Annual Income—(may be referred to Guaranteed Annual Income or Maximum Annual Withdrawal in your contract)—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under certain Living Benefit Riders.
Protected Annual Income Payout Option—(may be referred to as Guaranteed Annual Income Amount Annuity Payout Option or Maximum Annual Withdrawal Amount Annuity Payout Option in your contract)—A payout option available under certain Living Benefit Riders in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Protected Annual Income amount for life.
Protected Income Base—(may be referred to as Income Base or Guaranteed Amount in your contract)—Under certain Living Benefit Riders, the Protected Income Base is a value used to calculate your Protected Annual Income amount or the minimum payouts under your contract at a later date.
Purchase Payments—Amounts paid into the contract other than Persistency Credits.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current withdrawal rates or Guaranteed Income Benefit percentages under certain Living Benefit Riders.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
6

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	7.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over a 4-year period at the following rates: 7%, 7%, 6%, 6%. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
•	Table D reflects the expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage.
•	Table E reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0.
•	Table F reflects the expenses for i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)[2,3]
Guaranteed Maximum and Current Product Charges:
Estate Enhancement Benefit (EEB)
Mortality and Expense Risk Charge	2.05%
Administrative Charge	0.10%
Total Separate Account Expenses	2.15%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.85%
Administrative Charge	0.10%
Total Separate Account Expenses	1.95%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.60%
Administrative Charge	0.10%
Total Separate Account Expenses	1.70%

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Account Value Death Benefit
Mortality and Expense Risk Charge	1.55%
Administrative Charge	0.10%
Total Separate Account Expenses	1.65%

Optional Protected Lifetime Income Fees:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018:[4,5]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018: [5]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Market Select® Advantage:[4,5]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Lincoln Max 6 SelectSM Advantage:[4,5]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Lincoln IRA Income PlusSM:[4,5]
Guaranteed Maximum Annual Charge	2.25%	N/A
Lincoln Wealth PassSM:[6]
Guaranteed Maximum Annual Charge
Age at Issue 0 – 65	2.25%	N/A
Age at Issue 66 – 80	2.25%	N/A
4LATER® Select Advantage:[4,7]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Lincoln Lifetime IncomeSM Advantage 2.0:[5]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Charge	1.25%	1.50%
Lincoln Lifetime IncomeSM Advantage:[8]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	1.25%	1.25%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[9]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	1.00%	1.25%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[9]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.95%	N/A
4LATER® Advantage:[10]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.90%	N/A
4LATER® Advantage (Managed Risk):[7]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
Lincoln Long-Term CareSM Advantage:
Acceleration Benefit Charge:[11]
Guaranteed Maximum Charge Level Benefit or Growth Benefit	1.50%	N/A
Current Charge Growth Benefit	0.50%	N/A
Current Charge Level Benefit	0.35%	N/A
Extension Benefit Charge:[12]
Guaranteed Maximum Charge	N/A	N/A
Current Charge (Contractowners ages 70-74)	0.76%	N/A

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Optional Nonforfeiture Benefit Charge:[13]
Guaranteed Maximum Charge	N/A	N/A
Current Charge (Contractowners ages 70-74)	0.12%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	For contracts purchased on or after June 6, 2005 and prior to November 14, 2011, the total annual charges are as follows: EEB 2.10%; EGMDB 1.90%; Guarantee of Principal 1.65%; Account Value 1.60%. For contracts purchased prior to June 6, 2005, the total annual charges are as follows: EEB 1.90%; EGMDB 1.70%; Guarantee of Principal 1.60%; Account Value N/A. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.
[3]	The mortality and expense risk charge is 1.30% and the administrative charge rate is 0.10% for all contracts on and after the Annuity Commencement Date.
[4]	The current charge for new elections of this rider is disclosed in a Rate Sheet.
[5]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, Account Value Step-ups and Enhancements, and decreased by Excess Withdrawals. This fee is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Protected Lifetime Income Fees for more information about your Living Benefit Rider.
[6]	As an annualized percentage of the Protected Amount, as increased by subsequent Purchase Payments and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. The current protected lifetime income fee rate will be less than or equal to the stated maximum charge rate and will be disclosed in a Rate Sheet prospectus supplement. See Charges and Other Deductions – Protected Lifetime Income Fees for more information.
[7]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, Account Value Step-ups and Enhancements, and decreased by withdrawals. This fee is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Protected Lifetime Income Fees for more information about your Living Benefit Rider. A discussion of the charges for 4LATER® Advantage (Managed Risk) can be found in an Appendix to this prospectus.
[8]	As an annualized percentage of the Protected Income Base as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements and the 200% step-up and decreased for withdrawals. This fee is deducted from the Contract Value on a quarterly basis. The current annual fee rate may increase to the current annual fee listed above upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. A discussion of the fees for this closed rider can be found in an Appendix to this prospectus.
[9]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. The current annual charge rate may increase to the current annual fee listed above upon the next election of a step-up of the Guaranteed Amount. A discussion of the charges for this closed rider can be found in an Appendix to this rider.
[10]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, automatic 15% enhancements, and resets and decreased for withdrawals. This fee is deducted from the Subaccounts on a quarterly basis. The protected lifetime income fee may increase to the current annual fee listed above upon the next election to reset the Protected Income Base. A discussion of the fees for this closed rider can be found in an Appendix to this prospectus.
[11]	The Acceleration Benefit Charge rate is assessed against the LTC Guaranteed Amount as of the date the charge is deducted up to the maximum allowable charge rate of 1.50% of the LTC Guaranteed Amount. The Acceleration Benefit Charge percentage rates are different for the Level Benefit and Growth Benefit. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[12]	The Extension Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.76% (0.19% quarterly). A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[13]	The Optional Nonforfeiture Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.12% (0.03% quarterly). A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.

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TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage without a Guaranteed Income Benefit rider[2]	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.35%
Guarantee of Principal Death Benefit	2.10%
Account Value Death Benefit	2.05%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders elected on or after May 21, 2018:3, 4	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.60%	4.80%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.35%	4.55%
Account Value Death Benefit
Guaranteed Maximum Charge	4.30%	4.50%

i4LIFE® Advantage Select Guaranteed Income Benefit:[4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.60%	4.80%
Current Charge	3.30%	3.50%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.35%	4.55%
Current Charge	3.05%	3.25%

Account Value Death Benefit
Guaranteed Maximum Charge	4.30%	4.50%
Current Charge	3.00%	3.20%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018 and i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders:[4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.35%	4.35%
Current Charge	3.00%	3.20%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.10%	4.10%
Current Charge	2.75%	2.95%

Account Value Death Benefit
Guaranteed Maximum Charge	4.05%	4.05%
Current Charge	2.70%	2.90%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[5]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.80%
Current Charge	2.80%
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Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.55%
Current Charge	2.55%
Account Value Death Benefit
Guaranteed Maximum Charge	3.50%
Current Charge	2.50%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period. For contracts purchased prior to November 14, 2011, the charge rates are as follows: EGMDB 2.30%; Guarantee of Principal 2.05%; Account Value 2.00%. See Charges and Other Deductions – i4LIFE® Advantage Charge for further information.
[3]	The current charge for new elections of this rider is disclosed in a Rate Sheet.
[4]	The current annual charge rate for all Select Guaranteed Income Benefit riders and for Guaranteed Income Benefit (Managed Risk) riders elected on and after May 21, 2018, is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option). The current annual charge rate for Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018 and Guaranteed Income Benefit (version 4) riders is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. For contracts purchased prior to November 14, 2011, the charge rates are as follows: Guaranteed Maximum Charge rate for single and joint life option: EGMDB 4.30%; Guarantee of Principal 4.05%; Account Value 4.00%. Current charge rate for single/joint life option: EGMDB 2.95/3.15%; Guarantee of Principal 2.70%/2.90%; Account Value 2.65%/2.85%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[5]	The current annual charge rate for the Guaranteed Income Benefit (version 1, 2 and 3) is 0.50% of Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate may change to the current charge rate in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

TABLE C
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[3]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%
Guarantee of Principal Death Benefit	1.70%
Account Value Death Benefit	1.65%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018:[2,4]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018 and for all 4LATER® Advantage (Managed Risk) riders:[4]

Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The current charge for new elections of this rider is disclosed in a Rate Sheet.
11

[3]	For contracts purchased on or after June 6, 2005 and prior to November 14, 2011, the total annual charge rates are as follows: EGMDB 1.90%; Guarantee of Principal 1.65%; Account Value 1.60%.
[4]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

TABLE D
Expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who Transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%
Guarantee of Principal Death Benefit	1.70%
Account Value Death Benefit	1.65%

i4LIFE® Advantage Select Guaranteed Income Benefit:[2,3]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The current charge for new elections of this rider is disclosed in a Rate Sheet.
[3]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from a Prior Rider for more information.

TABLE E
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%
Guarantee of Principal Death Benefit	1.70%
Account Value Death Benefit	1.65%

12

i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Lincoln Lifetime IncomeSM Advantage 2.0:[3]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.25%	1.50%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	For contracts purchased on or after June 6, 2005 and prior to November 14, 2011, the total annual charge rates are as follows: EGMDB 1.90%; Guarantee of Principal 1.65%; Account Value 1.60%.
[3]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

TABLE F
Expenses for i4LIFE® Advantage for Contractowners who Transition from 4LATER® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.85%
Current Charge	3.25%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.60%
Current Charge	3.00%
Account Value Death Benefit
Guaranteed Maximum Charge	3.55%
Current Charge	2.95%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information. For contracts purchased prior to November 14, 2011, the charge rates are as follows: Guaranteed Maximum Charge: EGMDB 3.80%; Guarantee of Principal 3.55%; Account Value 3.50%. Current Charge: EGMDB 2.95%; Guarantee of Principal 2.70%; Account Value 2.65%.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2020, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.48%	4.37%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.48%	1.53%
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*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2022. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes you have purchased the Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The Example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The Example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option	$1,641	$3,339	$4,427	$8,181
Level Benefit Option	$1,684	$3,460	$4,614	$8,491
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option	$941	$2,739	$4,427	$8,181
Level Benefit Option	$984	$2,860	$4,614	$8,491
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that EGMDB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,601	$3,262	$4,364	$8,340
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$901	$2,662	$4,364	$8,340
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
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Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
What is an L-Share contract? The L-Share contract offers greater liquidity than other share class contracts, but has higher total separate account annual expenses. Quarterly Persistency Credits apply to the L-Share contracts after the seventh anniversary. See The Contracts for more information. The L-Share contract may be appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after purchasing the contract and is willing to pay a higher mortality and expense risk charge.
Purchasing an optional Living Benefit Rider under an L-Share contract and paying a higher separate account charge, in order to have more liquidity earlier in the Contract, may not always be compatible. This is because you should typically own your contract over the long term in order to get the maximum benefit from these types of Living Benefit Riders. For example, the longer you wait to make a withdrawal, the greater your withdrawal percentage may be, or there may be a certain number of years before you can use the benefit.
You should determine the appropriate balance among (a) more liquidity earlier in the contract; (b) the impact of the separate account charge on your Contract Value; and (c) the period of time that you must own the contract to receive the desired benefit from any optional Living Benefit Rider you purchase.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invests in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds. Currently the fixed account is available for dollar cost averaging purposes only.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts and the SAI.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. In addition, there is an administrative charge. The charges and/or fees for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. Living Benefit Rider charges are generally based on the Protected Income Base. This means that if the Contract Value is higher than the Protected Income Base this could result in lower charges (higher charges if the Contract Value is less than the Protected Income Base) than if the charges were based on Contract Value. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
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See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract any time, prior to the Annuity Commencement Date, subject to certain restrictions. For Purchase Payments totaling $1 million or more, your registered representative must submit a request to our Home Office for approval. This amount includes the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract date. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
What is a Persistency Credit? A Persistency Credit of 0.10% (or 0.0875% on contracts issued on or after June 6, 2005 and prior to November 14, 2011; or 0.075% on contracts issued before June 6, 2005 or later in some states) of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts – Persistency Credits.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of your Accumulation Units to the annuity tables contained in the contract. See the SAI – Annuity Payouts for more information on how Annuity Payouts are calculated. Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. Alternatively, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln IRA Income PlusSM, Lincoln Wealth PassSM, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Select Advantage, 4LATER® Advantage (Managed Risk), 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). Lincoln Long-Term CareSM Advantage is a qualified long-term care benefit rider. If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals (and all withdrawals under any version of the 4LATER® Advantage rider) may have
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adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, 4LATER® Select Advantage, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage (without Guaranteed Income Benefit). See Living Benefit Riders later in this prospectus regarding limitations on the availability of the riders.
We reserve the right to discontinue offering any of the Living Benefit Riders to new purchasers or existing Contractowners at any time. This means there is a chance that you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available at any time. Unavailable riders are described in an Appendix to this prospectus.
Can I transition from my Living Benefit Rider to i4LIFE® Advantage Guaranteed Income Benefit? Under the terms of certain Living Benefit Riders you are guaranteed the right to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. Please refer to the section of this prospectus that discusses your Living Benefit Rider for more information on whether you are eligible to transition. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your current Living Benefit Rider, you may defer taking withdrawals until a later date. When deciding whether to make this transition, you should consider that, depending on your age (and the age of your spouse under the joint life option) and selected features of i4LIFE® Advantage, i4LIFE® Advantage may provide a higher payout than the payouts from your current Living Benefit Rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes, you can cancel the contract within ten days (in some states longer) of the date you first receive the contract. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Condensed Financial Information
Appendix A, B and C to this prospectus provide more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates, the yield of a money market fund may become extremely low and possibly negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
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The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
COVID-19. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic during 2020 adversely affected, and during 2021 are expected to continue to adversely affect, our earnings as well as our business, results of operations and financial condition. As a result of the pandemic and ensuing conditions, we have experienced and expect to continue to experience a higher level of claims, which adversely affect our earnings. We may also experience an increase in activity such as surrenders of policies, missed premium payments or 401(k) hardship withdrawals due to changes in consumer behavior as a result of financial stress. Because the vast majority of our employees continue to work from home, along with many of our vendors and customers, and such conditions may continue well into 2021, our business operations may be adversely impacted, among other things, due to privacy incidents, cybersecurity incidents, technological issues or operational disruptions on the part of our vendors, and we may experience distribution disruptions as we continue to sell our products virtually.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
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Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2020 financial statements of the VAA and the December 31, 2020 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.30%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
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Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us.
As noted above, a factor we may consider during the initial selection process is whether the fund (or an affiliate, investment adviser or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment adviser or its distributor.
Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders.
We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets.
Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An adviser affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Riders purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not available in contracts issued on or after May 24, 2004.
•	Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2004.
•	Invesco V.I. Equally-Weighted S&P 500 Fund (Series II Shares): To seek to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
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•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital. This fund is not available in contracts issued on or after June 6, 2005.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
•	American Century VP Large Company Value Fund (Class II): Long-term capital growth. Income is a secondary objective.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after November 15, 2010.
•	American Funds Growth Fund (Class 2): Growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income. This fund is not available in contracts issued on or after November 15, 2010.
•	American Funds International Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Delaware VIP® Emerging Markets Series (Service Class): Long-term capital appreciation.
•	Delaware VIP® Small Cap Value Series (Service Class): Capital appreciation.
Deutsche DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Fidelity® VIP Balanced Portfolio (Service Class 2): Income and capital growth consistent with reasonable risk; a fund of funds.
•	Fidelity® VIP Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Fidelity® VIP FundsManager® 50% Portfolio (Service Class 2): High total return; a fund of funds.
•	Fidelity® VIP Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Fidelity® VIP Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
First Trust Variable Insurance Trust, advised by First Trust Advisors, L.P.
•	First Trust Capital Strength Portfolio (Class I): To provide capital appreciation.
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class I): To provide total return by allocating among dividend-paying stocks and investment grade bonds.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Allocation VIP Fund, the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Allocation VIP Fund (Class 4): To seek capital appreciation.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
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•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after June 4, 2007.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Janus Henderson Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is not available in contracts issued on or after June 6, 2005.
•	Janus Henderson Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is not available in contracts issued on or after June 6, 2005.
•	Janus Henderson Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2004.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 2): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Large Cap Growth Portfolio (Class II): Long-term growth of capital.
•	ClearBridge Variable Mid Cap Portfolio (Class II): Long-term growth of capital.
•	QS Variable Conservative Growth (Class II): Balance of growth of capital and income.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.
•	LVIP American Global Growth Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Global Small Capitalization Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Growth Fund (Service Class II): Growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Growth-Income Fund (Service Class II): Long-term growth of capital and income; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American International Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Advantage Allocation Fund (Service Class): Total return.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Allocation Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.
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•	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (Service Class): Capital appreciation. (formerly LVIP ClearBridge QS Select Large Cap Managed Volatility Fund)
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Diversified income Fund (Service Class)(1): Maximum long-term total return consistent with reasonable risk. (formerly Delaware VIP® Diversified Income Series)
•	LVIP Delaware High Yield Fund (Service Class)(1): Total return and, as a secondary objective, high current income.
This fund is not available in contracts issued on or after November 15, 2010.
(formerly Delaware VIP® High Yield Series)
•	LVIP Delaware Limited-Term Diversified Income Fund (Service Class)(1): Maximum total return, consistent with reasonable risk. (formerly Delaware VIP® Limited-Term Diversified Income Series)
•	LVIP Delaware Mid Cap Value Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware REIT Fund (Service Class)(1): Maximum long-term total return, with capital appreciation as a secondary objective. (formerly Delaware VIP® REIT Series)
•	LVIP Delaware SMID Cap Core Fund (Service Class)(1): Long-term capital appreciation. (formerly Delaware VIP® Smid Cap Core Series)
•	LVIP Delaware Social Awareness Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware U.S. Growth Fund (Service Class)(1): Long-term capital appreciation. (formerly Delaware VIP® U.S. Growth Series)
•	LVIP Delaware Value Fund (Service Class)(1): Long-term capital appreciation. (formerly Delaware VIP® Value Series)
•	LVIP Delaware Wealth Builder Fund (Service Class)(1): To provide a responsible level of income and the potential for capital appreciation.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Service Class): Long-term growth of capital.
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Service Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Select Equity Income Managed Volatility Fund (Service Class): Capital appreciation.
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Service Class): Current income and some capital appreciation.
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•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets Equity Index Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Mid-Cap Index Fund (Service Class): To seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Short-Term Bond Index Fund (Service Class): To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP T. Rowe Price 2010 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP T. Rowe Price 2020 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP T. Rowe Price 2030 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital
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growth and income; a fund of funds. This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP T. Rowe Price 2040 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximum capital appreciation.
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital, a fund of funds.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Bond Allocation Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds. (formerly LVIP Dimensional/Vanguard Total Bond Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington SMID Cap Value Fund (Service Class): Long-term capital appreciation. (formerly LVIP Wellington Mid-Cap Value Fund)
•	LVIP Western Asset Core Bond Fund (Service Class): Maximize total return.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class): Capital appreciation. This fund is not available in contracts issued on or after June 6, 2005.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is not available in contracts issued on or after June 4, 2007.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT George Putnam Balanced Fund (Class IB): Balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income.
•	Putnam VT Global Health Care Fund (Class IB): Capital appreciation. This fund is not available in contracts issued on or after May 24, 2004.
•	Putnam VT Large Cap Value Fund (Class IB): Capital growth and current income. (formerly Putnam VT Equity Income Fund)
(1)	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
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Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substituted fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations to the merged fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise. If we don’t have instructions from you on file, your Purchase Payment will be allocated to the surviving underlying fund.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
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We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
•	the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value;
•	the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
•	the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Estate Enhancement Benefit rider (EEB)	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit	Account Value Death Benefit
Mortality and expense risk charge	2.05%	1.85%	1.60%	1.55%
Administrative charge	0.10%	0.10%	0.10%	0.10%
Total annual charge for each Subaccount*	2.15%	1.95%	1.70%	1.65%
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* For contracts purchased before June 6, 2005 (or later in those states that had not approved the contract changes), the total annual charges are as follows: EEB 1.90%; EGMDB 1.70%; Guarantee of Principal 1.60%; Account Value N/A. For contracts purchased on or after July 22, 2005, and prior to November 14, 2011, the total annual charges are: EEB 2.10%; EGMDB 1.90%; Guarantee of Principal 1.65%; Account Value 1.60%.
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the period below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	7%	7%	6%	6%	0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the fourth anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender of the contract);
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the Contractowner has been confined for at least 90 consecutive days;
•	A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
•	Purchase Payments when used in the calculation of the initial Regular Income Payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
•	Regular Income Payments made under i4LIFE® Advantage including any payments to provide the Guaranteed Income Benefit or periodic payments made under any Annuity Payout option made available by us;
•	A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
•	A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	Withdrawals up to the Protected Annual Income amount or the Maximum Annual Withdrawal amount under applicable Living Benefit Riders, subject to certain conditions;
•	Long-Term Care Benefit payments under the Lincoln Long-Term CareSM Advantage rider.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted.
3.	On or after the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings and Persistency Credits until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.
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We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender).
Protected Lifetime Income Fee
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a protected lifetime income fee will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, and 4LATER® Select Advantage Fees. If you elect a Living Benefit Rider, there is a fee associated with that rider for as long as the rider is in effect.
The protected lifetime income fee rates for new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the charge rate on the previous Rate Sheet. Rate information for previous effective periods are included in an Appendix to this prospectus.
Any change to the protected lifetime income fee rate will be disclosed in a new Rate Sheet at least ten days before rate becomes effective. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
The fee:
•	is based on the Protected Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements, and as decreased for Excess Withdrawals. (The Protected Income Base is decreased by all withdrawals under 4LATER® Select Advantage.); and
•	may increase every Benefit Year upon an Enhancement that occurs after the tenth Benefit Year anniversary, or upon an Account Value Step-up. (You may opt out of this increase – see details below.)
The fee will be deducted from the Contract Value on a quarterly basis. The first deduction of the fee will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the protected lifetime income fee is assessed. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Protected Income Base.
The fee rate can change each time there is an Account Value Step-up. Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual fee rate as stated in the chart below:
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	Guaranteed Maximum Annual Fee Rate
	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018; Lincoln Market Select® Advantage; Lincoln Max 6 SelectSM Advantage; or 4LATER® Select Advantage	2.25%	2.45%
Lincoln IRA Income PlusSM	2.25%	N/A
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018	2.00%	2.00%

A discussion of the charges for additional closed riders can be found in an Appendix to this prospectus.
If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base and Enhancement Base, if applicable, will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Select Advantage). This opt out will only apply for this particular Account Value Step-up. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups. If you opt out of an Account Value Step-up, you are still eligible for an Enhancement, if applicable, through the end of the Enhancement Period, including in the year you declined the Account Value Step-up.
The annual protected lifetime income fee rate will increase to the then current rate not to exceed the guaranteed maximum annual fee rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this protected lifetime income fee rate increase. See Living Benefit Riders.
The following paragraph applies to all the above-listed Living Benefit Riders except:
•	Lincoln Market Select® Advantage riders elected prior to April 2, 2018 (subject to state approval); and
•	4LATER® Select Advantage riders elected prior June 11, 2018 (subject to state approval).
An Enhancement to the Protected Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect (as described further in the Living Benefit Rider section). During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the protected lifetime income fee may increase each time the Protected Income Base increases as a result of the Enhancement. Since the Enhancement could increase your Protected Income Base each Benefit Year, your fee rate could increase each Benefit Year, but the fee rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your fee rate to change. If you opt out of the Enhancement, the fee rate and the Protected Income Base will return to the value they were immediately prior to the Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Select Advantage), if any, and the Enhancement will not be applied. This opt out will only apply for this particular Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your fee rate to increase) if you do not want the Enhancement.
The fee will be discontinued upon termination of the rider. However, a portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments, Guaranteed Income Benefit payments, and any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.35%
Guarantee of Principal Death Benefit	2.10%
Account Value Death Benefit	2.05%
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During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
i4LIFE® Advantage Guaranteed Income Benefit Charge. The current annual charge rates for new elections of i4LIFE® Advantage Guaranteed Income Benefit are disclosed in a Rate Sheet prospectus supplement.
The Rate Sheet indicates current rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the charge rate on the previous Rate Sheet. Rate information for previous effective periods are included in the Expense Table and in an Appendix to this prospectus.
Any change to the i4LIFE® Advantage Guaranteed Income Benefit fee rate will be disclosed in a new Rate Sheet at least ten days before a rate becomes effective. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018, and Guaranteed Income Benefit (version 4) riders are each subject to a current annual charge rate of 0.65% (0.85% for joint life option) of the Account Value (0.50% for versions 1, 2 and 3 single and joint life options), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	3.00%	3.20%
	(2.80% for version 1, 2 and 3)	(2.80% for version 1, 2 and 3)
Guarantee of Principal Death Benefit	2.75%	2.95%
	(2.55% for version 1, 2 and 3)	(2.55% for version 1, 2 and 3)
Account Value Death Benefit	2.70%	2.90%
	(2.50% for version 1, 2 and 3)	(2.50% for version 1, 2 and 3)

These charge rates replace the Separate Account Annual Expenses for the base contract.
Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage, 4LATER® Select Advantage or 4LATER® Advantage (Managed Risk) may have different charges for i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider below.
The Guaranteed Income Benefit annual charge rate will not change after the rider is elected unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of:
	Single Life	Joint Life
Select Guaranteed Income Benefit; and Guaranteed Income Benefit (Managed Risk) riders elected on or after May 21, 2018	2.25%	2.45%
Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018; and Guaranteed Income Benefit (version 4)	2.00%	2.00%
Guaranteed Income Benefit (version 2 and 3)	1.50%	1.50%
If we automatically administer the step-up for Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For Select Guaranteed Income Benefit
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and Guaranteed Income Benefit (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up has resulted in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or 4LATER® Select Advantage (a “Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your protected lifetime income fee of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
The current initial charge rate for new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and the dates by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the charge rate on the previous Rate Sheet. Rate information for previous effective periods are included in an Appendix to this prospectus.
Any change to the annual charge rate will be disclosed in a new Rate Sheet before that rate becomes effective. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheets by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at the telephone number listed in the prospectus.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply. If you are transitioning to i4LIFE® Advantage Guaranteed Income Benefit from a closed rider (not shown below), see Appendix D for a discussion of the fees.
If your Prior Rider is...	you will transition to...
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
Lincoln Market Select® Advantage; or 4LATER® Select Advantage	i4LIFE® Advantage Select Guaranteed Income Benefit
The initial charge is a percentage of the greater of the Protected Income Base carried over from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.95% for the EGMDB, 1.70% for the Guarantee of Principal Death Benefit and 1.65% for the Account Value Death Benefit. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider protected lifetime income fee. (The Prior Rider fee rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the protected lifetime income fee will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example is intended to show how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated for a representative male Contractowner, as well as the impact to the charge due to increases to the Guaranteed Income Benefit and the Prior Rider fee rate. For illustration purposes, we will assume that the example is a nonqualified contract and the initial Guaranteed Income Benefit is set at 4% of the Protected Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit for a more detailed description). The example also assumes that the protected lifetime income fee for the Prior Rider is 1.25% (single life option). The first example demonstrates how the initial charge may be determined for an existing contract with an Account Value and Protected Income Base. This calculation method applies to the purchase of any Prior Rider, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus. The charges and rates shown here may be different from those that apply to your contract. The calculation of the charge for your contract will be based on the specific factors applicable to your contract.
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1/1/20 Initial i4LIFE® Advantage Account Value	$100,000
1/1/20 Protected Income Base as of the last Valuation Date under the Prior Rider	$125,000
1/1/20 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($125,000 x 1.25%). The protected lifetime income fee for the Prior Rider is assessed against the Protected Income Base since it is larger than the Account Value	$1,562.50
1/2/20 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/20 Initial Guaranteed Income Benefit (4% x $125,000 Protected Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/21 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/21 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/21 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,562.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,617.19
Continuing the above example:
1/2/21 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit	$1,617.19
1/2/22 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/22 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Prior Rider fee rate increases from 1.25% to 1.35%.
1/2/22 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,617.19 x ($5,550/$5,175) x (1.35%/1.25%))	$1,873.13
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Prior Rider protected lifetime income fee (1.35%/1.25%).
If the fee rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life
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contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
The L-Share contract offers greater liquidity than other share class contracts, but has higher total separate account annual expenses. Quarterly Persistency Credits apply to the L-Share contracts after the seventh anniversary. The L-Share contract may be appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after purchasing the contract and is willing to pay a higher mortality and expense risk charge.
Purchasing an optional Living Benefit Rider under an L-Share contract and paying a higher separate account charge, in order to have more liquidity earlier in the Contract, may not always be compatible. This is because you should typically own your contract over the long term in order to get the maximum benefit from these types of Living Benefit Riders. For example, the longer you wait to make a withdrawal, the greater your withdrawal percentage may be, or there may be a certain number of years before you can use the benefit.
You should determine the appropriate balance among (a) more liquidity earlier in the contract; (b) the impact of the separate account charge on your Contract Value; and (c) the period of time that you must own the contract to receive the desired benefit from any optional Living Benefit Rider you purchase.
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
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In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the rider effective date under any Living Benefit Rider (except as noted below), additional Purchase Payments will be limited to $50,000 per Benefit Year once cumulative additional Purchase Payments exceed $100,000. No additional Purchase Payments are allowed:
•	at any time after the Periodic Income Commencement Date if you elect any version of i4LIFE® Advantage Guaranteed Income Benefit;
•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage without Guaranteed Income Benefit on a nonqualified contract; or
•	90 days from the contract date if you elect the Lincoln Long-Term CareSM Advantage rider.
For more information about these restrictions and limitations, see The Contracts – Purchase Payments. State variations may apply.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
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Persistency Credits
Contractowners will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least seven years, by 0.10% (or 0.0875% on contracts issued on or after June 6, 2005 and prior to November 14, 2011; or 0.075% on contracts issued before June 6, 2005 or later in some states). This Persistency Credit will be allocated to the variable Subaccounts and the DCA fixed account in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.
There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available. In the absence of instructions accompanying the Purchase Payments or otherwise not being in Good Order, we will allocate the Purchase Payment in the same manner as your last Purchase Payment or, if not possible, otherwise contact you or your registered representative for additional information.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
Purchase Payments received from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Purchase Payments submitted to your registered representative will generally not be processed by us until they are received from your registered representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
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The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a
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variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity.
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In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means.
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Withdrawal requests may be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-888-868-2583. These services will stop once we become aware of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between three and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to limit certain time periods or to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract
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Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no additional charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may
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offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However, the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
A Death Benefit may be payable if the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
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If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of the contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. Contractowners who purchased their contracts on or after June 6, 2005 (or later in some states), may select the Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit is the default Death Benefit under this contract; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. There is an additional charge for this Death Benefit. The Guarantee of Principal Death Benefit provides a Death Benefit equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders (except Lincoln Wealth PassSM) may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Appendix D – Lincoln Lifetime IncomeSM Advantage or Lincoln IRA Income PlusSM .
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any. For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals.
For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). The EGMDB provides a Death Benefit equal to the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders (except Lincoln Wealth PassSM) may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Appendix D – Lincoln Lifetime IncomeSM Advantage or Lincoln IRA Income PlusSM ; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals(surrender charges for example) and premium taxes, if any.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
There is an additional charge for this Death Benefit. You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states), you may instead choose the Account Value Death Benefit. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
Death Benefits which are no longer available for election include: Estate Enhancement Benefit Rider (EEB Rider). An Appendix to this prospectus provides a detailed description of this Death Benefit.
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General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. A portion of the Death Benefit credited to the contract will be allocated to the variable Subaccounts in proportion to the Contract Value in each variable Subaccount. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected the settlement option. If the contract is a nonqualified contract, the Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving, within one year of the Contractowner’s death, the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy. If the contract is a qualified contract or IRA, then the Death Benefit payable to the Beneficiary or joint owner must be distributed within ten years of the Contractowner’s date of death unless the Beneficiary is an “eligible designated beneficiary”. An eligible designated beneficiary may take the Death Benefit distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy, subject to certain additional exceptions.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the
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Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Account Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	On or after April 2, 2012	Option 3 for Managed Risk riders
4LATER® Advantage (Managed Risk)	On or after July 16, 2012	Option 3 for Managed Risk riders
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	On or after May 21, 2012	Option 3 for Managed Risk riders
Lincoln Max 6 SelectSM Advantage	On or after May 20, 2019	Option 3
Lincoln IRA Income PlusSM	On or after May 20, 2019	Option 3
4LATER® Select Advantage	On or after January 9, 2017	Option 3
i4LIFE® Advantage Select Guaranteed Income Benefit	On or after October 3, 2016	Option 3
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If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Market Select® Advantage	On or after October 3, 2016	Option 3
Lincoln Long-Term CareSM Advantage	On or after April 11, 2011	Option 3
Lincoln Lifetime IncomeSM Advantage 2.0	On or after November 15, 2010	Option 3
Lincoln Lifetime IncomeSM Advantage	February 19, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	October 6, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Small/Mid Cap Value Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds International Fund
•	Delaware VIP® Emerging Markets Series
•	Delaware VIP® Small Cap Value Series
•	Fidelity® VIP Mid-Cap Portfolio
•	Franklin Allocation VIP Fund
•	Franklin Income VIP Fund
•	Franklin Mutual Shares VIP Fund
•	Invesco Oppenheimer V.I. International Growth Fund
•	Janus Henderson Enterprise Portfolio
•	Janus Henderson Global Research Portfolio
•	JPMorgan Insurance Trust Global Allocation Portfolio
•	LVIP Baron Growth Opportunities Fund
•	LVIP BlackRock Global Real Estate Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Delaware High Yield Fund
•	LVIP Delaware REIT Fund
•	LVIP Delaware SMID Cap Core Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan High Yield Fund
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
•	LVIP MFS International Growth Fund
•	LVIP Mondrian International Value Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP SSGA Developed International 150 Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA Emerging Markets Equity Index Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP SSGA Small-Mid Cap 200 Fund
•	LVIP T. Rowe Price 2040 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	LVIP Wellington SMID Cap Value Fund
•	MFS® VIT Growth Series
•	MFS® VIT Utilities Series
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Growth VIP Fund

All other Subaccounts will be referred to as “Non-Limited Subaccounts” except ClearBridge Variable Mid Cap Portfolio, Deutsche Alternative Asset Allocation VIP Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT Commodity Real Return® Strategy Portfolio which are not available. The
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Lincoln SSGA Aggressive Index Model, the Lincoln SSGA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of the rider, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP® Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You
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will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware High Yield Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund
LVIP Western Asset Core Bond Fund
Templeton Global Bond VIP Fund	All other Subaccounts except those in Group 3 and as discussed below.	DWS Alternative Asset Allocation VIP Portfolio LVIP Delaware REIT Fund LVIP SSGA Emerging Markets 100 Fund
The ClearBridge Variable Mid Cap Portfolio, First Trust Capital Strength Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Franklin Templeton Global Equity Managed Volatility Fund 33% and Franklin Mutual Shares VIP Fund 33%).
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Fidelity® VIP Balanced Portfolio
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Allocation VIP Fund
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Advantage Allocation Fund
•	LVIP BlackRock Global Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware High Yield Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP T. Rowe Price 2010 Fund
•	LVIP T. Rowe Price 2020 Fund
•	LVIP T. Rowe Price 2030 Fund
•	LVIP T. Rowe Price 2040 Fund

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•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
•	Templeton Global Bond VIP Fund
To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Structured Moderately Aggressive Equity Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Moderately Aggressive Index Model and Lincoln SSGA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund, the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Structured Conservative Model, and Lincoln SSGA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Investment Requirements – Option 3
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.
If you elect Lincoln IRA Income PlusSM, you must allocate your Contract Value in accordance with the Investment Requirements for the Lincoln IRA Income PlusSM section below.
If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit or other Living Benefit Riders sections below, according to which rider you purchased and the date of purchase. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
Certain Living Benefit Riders guarantee you the right to transition to a version of the i4LIFE® Guaranteed Income Benefit even if that version is no longer available for purchase. If you transition to i4LIFE® Guaranteed Income Benefit, the Investment Requirements under your Prior Living Benefit Rider continue to apply. See i4LIFE® Advantage – i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
For certain Living Benefit Riders, the Subaccounts of your contract are divided into groups and have specified minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Please review the Investment Requirements below to determine which Investment Requirements apply to your rider. You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group. We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options
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that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. For other Living Benefit Riders, we may only make certain Subaccounts available to you, which are listed below.
For all Living Benefit Riders, we may add or remove Subaccounts at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event, if you do not wish to be subject to these Investment Requirements.
Option 3 – Investment Requirements for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) purchased on or after May 21, 2018 and prior to May 18, 2020. If you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) on or after May 21, 2018 and prior to May 18, 2020, you must allocate 100% of your Account Value among one or more of the following Subaccounts only. Not all funds may be available, refer to the “Description of the Funds” section of this prospectus for more information.
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP American Century Select Mid Cap Managed Volatility Fund
•	LVIP BlackRock Dividend Value Managed Volatility Fund
•	LVIP BlackRock Global Allocation Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Blended Large Cap Growth Managed Volatility Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Dimensional U.S. Equity Managed Volatility Fund
•	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Invesco Select Equity Income Managed Volatility Fund
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
•	LVIP MFS International Equity Managed Volatility Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA International Managed Volatility Fund
•	LVIP SSGA Large Cap Managed Volatility Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP SSGA SMID Cap Managed Volatility Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund

The fixed account, if available, is only available for dollar cost averaging
As an alternative, to satisfy these Investment Requirements, Account Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Account Value can be allocated to one of the following models: 80/20 Global Allocation Managed Volatility Model, 80/20 U.S. Allocation Managed Volatility Model or 70/30 Global Allocation Managed Volatility Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract. If you terminate an asset allocation model, you must follow the Investment Requirements. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
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Option 3 – Investment Requirements for other Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), 4LATER® Advantage (Managed Risk), are transitioning from one of these riders to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) prior to May 21, 2018 or on or after May 18, 2020, you must currently allocate your Contract Value among one or more of the following Subaccounts only. Not all funds may be available in your contract; refer to the “Description of the Funds” section of this prospectus for more information.
Group 1 Investments must be at least 20% of Contract Value or Account Value	Group 2 Investments cannot exceed 80% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
JPMorgan Insurance trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund (not available for riders purchased on or after May 21, 2018)
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund
LVIP Western Asset Core Bond Fund	LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Select Equity Income Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	LVIP U.S. Growth Allocation Managed Risk Fund	No subaccounts at this time.
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund

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•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund (not available for riders purchased on or after May 21, 2018)
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund
Additionally, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: 80/20 Global Allocation Managed Volatility Model, 80/20 U.S. Allocation Managed Volatility Model or 70/30 Global Allocation Managed Volatility Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3—Investment Requirements for Lincoln IRA Income PlusSM. If you elect Lincoln IRA Income PlusSM, you must allocate 100% of your Contract Value among the following Subaccounts:
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
Option 3 – Investment Requirements for i4LIFE® Advantage Select Guaranteed Income Benefit purchased on or after May 21, 2018. If you elect i4LIFE® Advantage Select Guaranteed Income Benefit on or after May 21, 2018, you may allocate 100% of your Account Value among all Subaccounts except those listed below.
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Large Cap Growth Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds Growth Fund
•	American Funds Growth-Income Fund
•	American Funds International Fund
•	ClearBridge Variable Mid cap Portfolio
•	Delaware VIP® Emerging Markets Series
•	DWS Alternative Asset Allocation VIP Portfolio
•	Fidelity® VIP Growth Portfolio
•	Invesco V.I. American Franchise Fund
•	Invesco V.I. Core Equity Fund
•	Janus Henderson Balanced Portfolio
•	Janus Henderson Enterprise Portfolio
•	Janus Henderson Global Research Portfolio
•	LVIP American Global Small Capitalization Fund
•	LVIP BlackRock Global Real Estate Fund
•	LVIP Delaware High Yield Fund
•	LVIP Delaware REIT Fund
•	LVIP Delaware SMID Cap Core Fund
•	LVIP Global Income Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA Emerging Markets Equity Index Fund
•	LVIP T. Rowe Price 2010 Fund
•	LVIP T. Rowe Price 2020 Fund
•	LVIP T. Rowe Price 2030 Fund
•	LVIP T. Rowe Price 2040 Fund
•	LVIP T. Rowe Price Growth Stock Fund
•	LVIP Wellington Capital Growth Fund
•	MFS®VIT Utilities Series
•	MFS® VIT II Core Equity Portfolio
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Global Bond VIP Fund
•	Templeton Growth VIP Fund

The fixed account, if available, is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, Account Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Account Value can be allocated to one of the following models, if available: Active Passive Global Growth Allocation Model Dimensional/Vanguard Moderate Allocation Model, Dimensional/Vanguard Global Growth Allocation Model, Multi-Manager Domestic Growth Allocation Model or Multi-Manager Moderate Allocation Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Account Value according to the Investment
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Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for other Living Benefit Riders purchased on or after October 3, 2016. If you elect Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln Wealth PassSM, 4LATER® Select Advantage or Lincoln Long-Term CareSM Advantage on or after October 3, 2016, i4LIFE® Advantage Select Guaranteed Income Benefit on or after October 3, 2016 but prior to May 21, 2018, or you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one of these riders, you must currently allocate your Contract Value or i4LIFE® Advantage Account Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 20% of Contract Value or Account Value.	Group 2 Investments cannot exceed 80% of Contract Value or Account Value.
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund
LVIP Western Asset Core Bond Fund	AB VPS Small/Mid Cap Value Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Fidelity® VIP Balanced Portfolio
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust Capital Strength Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JPMorgan Insurance Trust Global Allocation Portfolio
LVIP American Global Growth Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Advantage Allocation Fund
LVIP BlackRock Global Allocation Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Delaware Mid Cap Value Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware U.S. Growth Fund
LVIP Delaware Value Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund

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Group 1 Investments must be at least 20% of Contract Value or Account Value.	Group 2 Investments cannot exceed 80% of Contract Value or Account Value.
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington SMID Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT Large Cap Value Fund
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Fidelity® VIP Balanced Portfolio
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Allocation VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Advantage Allocation Fund
•	LVIP BlackRock Global Allocation Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

The fixed account is only available for dollar cost averaging.
Additionally, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models, if available: Active Passive Global Growth Allocation Model Dimensional/Vanguard Moderate Allocation Model, Dimensional/Vanguard Global Growth Allocation Model, Multi-Manager Domestic Growth Allocation Model or Multi-Manager Moderate Allocation Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed above. If you terminate an asset
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allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for other Living Benefit Riders purchased on or after October 5, 2015 and prior to October 3, 2016. For i4LIFE® Advantage Guaranteed Income Benefit (version 4) and Lincoln Long-Term CareSM Advantage riders purchased on or after October 5, 2015 and prior to October 3, 2016, you must currently allocate your Contract Value or Account Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund
LVIP Western Asset Core Bond Fund
AB VPS Small/Mid Cap Value Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Balanced Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JP Morgan Insurance Trust Global Allocation Portfolio
LVIP American Global Growth Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Advantage Allocation Fund
LVIP Delaware Mid Cap Value Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware U.S. Growth Fund
LVIP Delaware Value Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
AB VPS Global Thematic Growth Portfolio
American Funds Global Small Capitalization Fund
Delaware VIP® Emerging Markets Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP American Global Small Capitalization Fund
LVIP BlackRock Global Real Estate Fund
LVIP Delaware REIT Fund
LVIP Delaware SMID Cap Core Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Emerging Markets Equity Index Fund
MFS® VIT Utilities Series
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Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington SMID Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT Large Cap Value Fund
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Fidelity® VIP Balanced Portfolio
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Allocation VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Advantage Allocation Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Income Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

Option 3 – Investment Requirements for other Living Benefit Riders purchased prior to October 5, 2015. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), prior to October 5, 2015, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Global Real Estate Fund
LVIP Delaware REIT Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Emerging Markets Equity Index Fund
MFS® VIT Utilities Series
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Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
LVIP SSGA Short-Term Bond Index Fund LVIP Vanguard Bond Allocation Fund LVIP Western Asset Core Bond Fund
The ClearBridge Variable Mid Cap Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, PIMCO VIT CommodityRealReturn® Strategy Portfolio, and Templeton Global Bond VIP Fund are not available. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Fidelity® VIP Balanced Portfolio
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Allocation VIP Fund
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Advantage Allocation Fund
•	LVIP BlackRock Global Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP T. Rowe Price 2010 Fund
•	LVIP T. Rowe Price 2020 Fund
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Vanguard Bond Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund or the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSGA Conservative Index Model and the Lincoln SSGA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
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Living Benefit Riders
This section describes the optional Living Benefit Riders currently offered under this variable annuity contract. Each rider offers one of the following:
•	a minimum withdrawal benefit:
•	Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk),
•	Lincoln Market Select® Advantage,
•	Lincoln Max 6 SelectSM Advantage,
•	a minimum Annuity Payout:
•	4LATER® Select Advantage, or
•	i4LIFE® Advantage with or without the Guaranteed Income Benefit.
The following Living Benefit Riders are no longer available for purchase:
•	Lincoln Lifetime IncomeSM Advantage 2.0
•	Lincoln Lifetime IncomeSM Advantage,
•	Lincoln SmartSecurity® Advantage,
•	Lincoln IRA Income PlusSM *,
•	Lincoln Wealth PassSM*,
•	4LATER® Advantage (Managed Risk),
•	4LATER® Advantage,
•	i4LIFE® Advantage Select Guaranteed Income Benefit*, and
•	Lincoln Long-Term CareSM Advantage*.
*Beginning May 18, 2020, this rider is not being offered.
Certain versions of i4LIFE® Advantage Guaranteed Income Benefit are also unavailable unless guaranteed under the terms of another rider. Lincoln Lifetime IncomeSM Advantage 2.0 is described in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. All other unavailable Living Benefit Riders are described in an Appendix to this prospectus.
These Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the contract. These guarantees are subject to certain conditions, as set forth below. There are differences between the riders in the features provided, income rates, investment options, charge rates, and charge structure. Additionally, the age at which you may begin receiving a benefit from your rider may vary between riders. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. Riders elected at contract issue will be effective on the contract’s effective date. Riders elected after the contract is issued will be effective on the next Valuation Date following approval by us. You cannot elect more than one Living Benefit Rider or payout option offered in your contract at any one time. Your registered representative will help you determine which Living Benefit Rider best suits your financial goals.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under the contract. The riders do not guarantee the investment results of the funds.
There is no guarantee that any Living Benefit Rider (except i4LIFE® Advantage) will be available in the future, as we reserve the right to discontinue them at any time. In addition, we may make different versions of a rider available to new purchasers. Certain broker-dealers may require Contractowners to make post-contract issue rider requests through their registered representative. If your registered representative of record is affiliated with such a broker-dealer we will not process your request until you consult with your registered representative.
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what impact, if any, the Excess Withdrawal will have on any guarantees under the Living Benefit Rider.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information.
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From time to time, we relax our rules that apply to dropping certain riders and subsequently adding certain new ones. For example, we may waive the waiting period and instead permit you to add a new rider immediately after dropping your old one. We may also let you drop a rider before it has been in effect for the required holding period. When you drop your old rider, your old rider and charge will be terminated.
If you drop a rider for a new one during a period of time when we do not have an offer in place or have a different offer, you will not be eligible for any future offers related to the rider you previously dropped, even if such future offer would have included a greater or different benefit.
Rate Sheets
The current Enhancement rate, Protected Annual Income rates, and Guaranteed Income Benefit percentages available under certain Living Benefit Riders are declared in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and/or current percentages and the date by which your rider election form must be signed and dated for a rider to be issued with those rates and/or percentages. The rates and/or percentages may be superseded at any time, in our sole discretion, and may be higher or lower than the rates and/or percentages on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate and/or percentage indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. The rates and/or percentages from previous effective periods are included in Appendix E and F to this prospectus.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after the Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse if the joint life option is chosen. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Account Value Step-up and Enhancement.
Please note any withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet, or that exceed the Protected Annual Income amount(s) are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider is available for election on all existing contracts. The rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value at the time of election must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $1 million or more.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be age 85 or younger (younger of you or your spouse) at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing rider. In most cases, you must wait at least 12
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months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). For more information on termination rules, see the “Termination” section associated with your Living Benefit Rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal your initial Purchase Payment. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
For rider elections on and after April 2, 2018, and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to April 2, 2018, do not have an Enhancement Base, but will use the Protected Income Base to determine the Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payment. For example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base or Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason including market loss. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (as described later in this prospectus).
Excess Withdrawals reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there were no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base, if applicable, is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate. The Protected Income Base or the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date for determining the Enhancement Amount.
The current Enhancement rate applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Enhancement rate for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your rate will not change as a result.
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The Enhancement rate applicable to new rider elections is set forth in a supplement to a Rate Sheet prospectus supplement. The Rate Sheet indicates the Enhancement rate and the date by which your application or rider election form must be signed and dated for a rider to be issued with this rate. The rate may be superseded at any time, in our sole discretion, and may be higher or lower than the rate on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020 but prior to August 17, 2020	Enhancement Base	5%
On or after February 20, 2018 (April 2, 2018, if your rider was elected after the contract issue date), but prior to May 18, 2020, subject to state availability	Enhancement Base	6%
Prior to February 20, 2018 (April 2, 2018, if your rider was elected after the contract issue date)	Protected Income Base	5%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of a 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made:
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for an Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
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b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 5% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). An Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Withdrawal Amount. Protected Annual Income withdrawals are available at the minimum age stated on the Rate Sheet. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option).
The initial Protected Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under the minimum age as stated in the Rate Sheet at the time the rider is elected the initial Protected Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are older than the minimum age as stated in the Rate Sheet at the time the rider is elected the initial Protected Annual Income amount will be equal to a specified percentage of the Protected Income Base. Upon your first withdrawal the Protected Annual Income rate is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first withdrawal the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the remaining Protected Annual Income amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will automatically resume and continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout
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Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount affect the Protected Income Base, the Enhancement Base, and the Contract Value. The example assumes a 5% Enhancement, a 4.00% Protected Annual Income rate, and a Contract Value of $200,000:
Contract Value on the rider's effective date	$200,000
Protected Income Base and Enhancement Base on the rider's effective date	$200,000
Initial Protected Annual Income amount on the rider's effective date ($200,000 x 4.00%)	$8,000
Contract Value six months after rider's effective date	$210,000
Protected Income Base and Enhancement Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on first Benefit Year anniversary	$205,000
Protected Annual Income amount on first Benefit Year anniversary ($205,000 x 4.00%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and Enhancement Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Protected Annual Income amount is $8,200 (4.00% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $8,000 (4.00% of $200,000 Protected Income Base), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $8,400 ($8,000 + 4.00% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Protected Annual Income amount but are added to the Contract Value and may increase the Protected Income Base upon an Account Value Step-up which in return may increase the Protected Annual Income amount.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount after the Protected Income Base is adjusted either by an Enhancement or an Account Value Step-up will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Protected Annual Income rate will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime
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IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Protected Annual Income amount also include the Nursing Home Enhancement amount.
Owners of contracts issued in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Protected Annual Income rate upon the diagnosis of a terminal illness, subject to certain conditions. The Protected Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Protected Annual Income amount also include the terminal illness enhancement amount for owners of contracts issued in South Dakota only.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet; or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	The Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	The Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
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Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base and Enhancement Base, the Protected Annual Income amount and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes a $12,370 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $3,825 (4.50% of the Protected Income Base of $85,000)
After a $12,000 Withdrawal ($3,825 is within the Protected Annual Income amount, $8,175 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $3,825 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $56,175 ($60,000 - $3,825)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $8,175 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by 14.553%, the same proportion by which the Excess Withdrawal reduced the $56,175 Contract Value ($8,175 ÷ $56,175)
Contract Value = $48,000 ($56,175 - $8,175)
Protected Income Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Enhancement Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Protected Annual Income amount = $3,268 (4.50% of $72,630 Protected Income Base)
On the following Benefit Year anniversary, the Contract Value has been reduced due to a declining market, but the Protected Income Base and Enhancement Base are unchanged:
Contract Value = $43,000
Protected Income Base = $72,630
Enhancement Base = $72,630
Protected Annual Income amount = $3,268 (4.50% x $72,630)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,825 Protected Annual Income amount is not subject to surrender charges; the $8,175 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4. This contract is not a beneficiary IRA; and
5. The younger of you or your spouse (joint life option) reach the minimum age, as stated on the Rate Sheet.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an
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RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Protected Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Contractowners may decide to choose the PAIPO over i4LIFE® Advantage Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the lives of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible to receive the final payment. The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option under the terms and charge in effect at the time for a new purchase (depending on rider availability). In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Protected Income Base and the Protected Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Owners of contracts issued in Florida who elect their rider on or after January 20, 2015 and prior to April 2, 2018, may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon election of Lincoln Market Select® Advantage for Contractowners who elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to January 1, 2017;
•	upon the death under the single life option or the death of the surviving Secondary Life under the joint life option;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	on the date the Contractowner is changed due to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
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The termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you elected Lincoln Lifetime IncomeSM Advantage 2.0 (Management Risk) prior to January 1, 2017, we will no longer require a one-year waiting period before electing Lincoln Market Select® Advantage.
i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who elect either version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to later transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
Lincoln Market Select® Advantage
Lincoln Market Select® Advantage is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after the Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen. You may consider purchasing Lincoln Market Select® Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Account Value Step-up and Enhancement.
Please note any withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet, or that exceed the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base if reduced to zero. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. The Lincoln Market Select® Advantage rider is available for election on all existing contracts. The rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value at the time of election must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $1 million or more.
Lincoln Market Select® Advantage is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be age 85 or younger (younger of you or your spouse) at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider and you wish to elect Lincoln Market Select® Advantage, you must first terminate your existing rider. In most cases, you must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you elect Lincoln Market Select® Advantage. For more information on termination rules, see the “Termination” section associated with your Living Benefit Rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
If you elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to January 1, 2017, and you want to terminate that rider to elect Lincoln Market Select® Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Additionally, we will no longer require a one-year waiting period before electing Lincoln Market Select® Advantage. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and elect Lincoln Market Select® Advantage. There is no guarantee that these waivers will be offered in the future, as we reserve the right to discontinue them at any time.
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In general, anytime you terminate a rider, you will no longer be entitled to any of the benefits that have accrued under that rider. If you decide to drop an existing rider, your current Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer either your current Protected Income Base or Enhancement Base to the new rider. Your initial Protected Income Base under Lincoln Market Select® Advantage will be equal to the Contract Value on the new rider effective date. Your initial Enhancement Base will be equal to the Protected Income Base on the rider effective date.
You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market Select® Advantage before making your decision. Different riders do not include all the same features and may not provide the same level of guarantee. You should also compare the fees and charges of each rider. If you have any question about terminating your existing rider to elect a new one, you should contract your registered representative or call us at 1-888-868-2583.
If you decide to elect Lincoln Market Select® Advantage, you will be required to adhere to the Investment Requirements for your new rider. See – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
For rider elections on and after April 2, 2018, and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to April 2, 2018 do not have an Enhancement Base but will use the Protected Income Base to determine the Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payment. For example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base or Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there were no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base, if applicable, is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate. The Protected Income Base or the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date for determining the Enhancement Amount.
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The current Enhancement rate applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Enhancement rate for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your rate will not change as a result.
The Enhancement rate applicable to new rider elections is set forth in a supplement to a Rate Sheet prospectus supplement. The Rate Sheet indicates the Enhancement rate and the date by which your application or rider election form must be signed and dated for a rider to be issued with this rate. The rate may be superseded at any time, in our sole discretion, and may be higher or lower than the rate on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020 but prior to August 17, 2020	Enhancement Base	5%
On or after February 20, 2018 (April 2, 2018 if your rider was elected after the contract issue date) but prior to May 18, 2020, subject to state availability	Enhancement Base	6%
Between August 29, 2016 (October 3, 2016 if your rider was elected after the contract issue date) and February 20, 2018 (April 2, 2018 if your rider was elected after the contract issue date)	Protected Income Base	5%
Prior to August 29, 2016 (October 3, 2016, if your rider was elected after the contract issue date)	N/A	N/A
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made:
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for an Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the Enhancement is included in the Withdrawal Amount section below.
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Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. For riders purchased on and after April 2, 2018, and subject to state availability, a new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs. Rider elections prior to April 2, 2018, and subject to state availability, only have one 10-year Enhancement Period.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Protected Income Base after an Enhancement (if any).
For riders elected on or after February 20, 2018 (April 2, 2018 if elected after the contract effective date), and subject to state availability, each time the Account Value Step-up occurs, a new Enhancement Period begins. The Account Value Step-up is available even in those years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 5% Enhancements impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). The 5% Enhancement or an Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Withdrawal Amount. Protected Annual Income withdrawals are available at the minimum age stated on the Rate Sheet. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option).
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you or your spouse will be used. The Protected Annual Income amount will change upon an Account Value Step-up, an Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current
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Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the remaining Protected Annual Income amounts for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will automatically resume and continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base, the Enhancement Base and the Contract Value. The example assumes a 5% Enhancement, a 4% Protected Annual Income rate, and a Contract Value of $200,000:
Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider’s effective date	$210,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after the rider’s effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $8,000 (4% of $200,000 Protected Income Base), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $8,400 ($8,000 + 4% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet; or
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3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base, the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by approximately 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $4,250 Protected Annual Income amount is not subject to surrender charges: the $7,750 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
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3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	The younger of you or your spouse (joint life option) reach the minimum age, as stated on the Rate Sheet.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Protected Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage Select Guaranteed Income Benefit, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Contractowners may decide to choose the PAIPO over i4LIFE® Advantage Select Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the life of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible to receive the final payment(s). The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Market Select® Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Market Select® Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market Select® Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Owners of contracts issued in Florida who elected their rider prior to April 2, 2018, may terminate their rider at any time after the first Benefit Year anniversary. Lincoln Market Select® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon death under the single life option or the death of the Secondary Life under the joint life option;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
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The termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who elect Lincoln Market Select® Advantage may decide to later transition to i4LIFE® Advantage Guaranteed Income Benefit. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
Lincoln Max 6 SelectSM Advantage
Lincoln Max 6 SelectSM Advantage is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a guaranteed Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after an Enhancement;
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are based upon specified percentages of the Protected Income Base, which are age-based and may increase over time. Your Protected Annual Income payments will be reduced if your Contract Value is reduced to zero. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.
Please note any withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet, or that exceed the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. If the Enhancement Base is reduced to zero, you will not be eligible for further Enhancements. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. The Lincoln Max 6 SelectSM Advantage rider is available for election on all existing contracts. The rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value at the time of election must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $1 million or more.
Lincoln Max 6 SelectSM Advantage is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you own a Living Benefit Rider and you wish to elect Lincoln Max 6 SelectSM Advantage, you must first terminate your existing rider. You must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you will be able to elect Lincoln Max 6 SelectSM Advantage. For more information on termination rules, see the “Termination” section associated with your rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal your initial Purchase Payment. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
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The Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base and the Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Benefit through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there are no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate. The Enhancement Base is not reduced by Purchase Payments received in the first 90 days after the rider effective date.
The current Enhancement rate applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Enhancement rate for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your rate will not change as a result.
The Enhancement rate applicable to new rider elections is set forth in a supplement to a Rate Sheet prospectus supplement. The Rate Sheet indicates the Enhancement rate and the date by which your application or rider election form must be signed and dated for a rider to be issued with this rate. The rate may be superseded at any time, in our sole discretion, and may be higher or lower than the rate on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020 but prior to August 17, 2020	Enhancement Base	5%
Prior to May 18, 2020, subject to state availability	Enhancement Base	6%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of
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the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of a 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for an Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-ups.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in those years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and an Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
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On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). The 5% Enhancement or an Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Withdrawal Amount. Protected Annual Income withdrawals are available at the minimum age stated on the Rate Sheet. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero because of an Excess Withdrawal, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option) but will be reduced if your Contract Value is reduced to zero.
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected and whether or not your Contract Value has been reduced to zero. Under the joint life option, the age of the younger of you or your spouse will be used. The Protected Annual Income amount will change upon an Account Value Step-up, an Enhancement (if applicable), additional Purchase Payments, and Excess Withdrawals, as described below.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Protected Annual Income payments are not available until you have reached the minimum age stated on the Rate Sheet. If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the Protected Annual Income rate and amount will be immediately reduced, as reflected on your Rate Sheet. The Protected Annual Income amount payable as calculated in Table A of the Rate Sheet cannot exceed the remaining Contract Value. However, if the total Protected Annual Income amounts received in the Benefit Year your Contract Value is reduced to zero are less than the recalculated Protected Annual Income amount based on Table B of the rate sheet payable for the remainder of the year, the difference for the remainder of that Benefit Year is payable in a lump sum. Otherwise, you will not be able to receive further Protected Annual Income payments until the next Benefit Year anniversary when scheduled payments automatically resume. Withdrawals equal to the Protected Annual Income amount will continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base, the Enhancement Base, and the Contract Value. The example assumes a 5% Enhancement, a 4% Protected Annual Income rate, and a Contract Value of $200,000:
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Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider’s effective date	$210,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-up will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up, will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate. The Protected Annual Income will be lower when your Contract Value is reduced to zero for any reason other than an Excess Withdrawal, which will result in a reduced Protected Annual Income amount.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet; or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base, the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
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After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by approximately 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	The younger of you or your spouse (joint life option) reach the minimum age, as stated on the Rate Sheet.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annuity payments equal to the Protected Income Base multiplied by the Protected Annual Income rate shown in Table B of your Rate Sheet, for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the lives of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Contract Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible to receive the final payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments
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received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Max 6 SelectSM Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Max 6 SelectSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Max 6 SelectSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Max 6 SelectSM Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon death under the single life option or the death of the Secondary Life under the joint life option;
•	upon election of i4LIFE® Advantage;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
4LATER® Select Advantage
4LATER® Select Advantage is a Living Benefit Rider available for purchase that provides a Protected Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Select Advantage, you must later transition to i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. The 4LATER® Select Advantage rider is available for election on all existing contracts. The rider will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value at the time of election must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $1 million or more.
4LATER® Select Advantage is not available with qualified contracts and is designed primarily for purchasers of nonqualified contracts where the Contractowner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse. The Contractowner, Annuitant, and Secondary Life under the joint life option must be age 85 or younger at the time this rider is elected.
If you own a Living Benefit Rider and you wish to elect 4LATER® Select Advantage, you must first terminate your existing Living Benefit Rider. In most cases, you must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect 4LATER® Select Advantage. For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
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If you elected 4LATER® Advantage (Managed Risk) and you want to terminate that rider to elect 4LATER® Select Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Additionally, we will no longer require a one-year waiting period before electing a new Living Benefit Rider in these situations. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing 4LATER® Advantage (Managed Risk) rider and elect 4LATER® Select Advantage. There is no guarantee that these waivers will be offered in the future, as we reserve the right to discontinue them at any time.
In general, anytime you terminate a rider, you will no longer be entitled to any of the benefits that have accrued under that rider. If you decide to drop an existing rider, your current Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer either your current Protected Income Base or Enhancement Base to the new rider. Your initial Protected Income Base under 4LATER® Select Advantage will be equal to the Contract Value on the new rider effective date. Your initial Enhancement Base will be equal to the Protected Income Base on the rider effective date.
You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by 4LATER® Select Advantage before making your decision. Different riders do not include all the same features and may not provide the same level of guarantee. You should also compare the fees and charges of each rider. If you have any question about terminating your existing rider to elect a new one, you should contract your registered representative or call us at 1-888-868-2583.
If you decide to elect 4LATER® Select Advantage, you will be required to adhere to the Investment Requirements for your new rider. See – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is the value used to calculate the Guaranteed Income Benefit amount under i4LIFE® Advantage Select Guaranteed Income Benefit at a later date. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by all withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life if joint life option) are the covered lives.
For rider elections on and after June 11, 2018, and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to June 11, 2018 do not have an Enhancement Base.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payments. For example, an additional Purchase Payment of $10,000 will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base, but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base and Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Protected Income Base and Enhancement Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. The reduction to the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Protected Income Base, Enhancement Base, and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Protected Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Protected Income Base = $125,500
Enhancement Base = $125,500
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After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Protected Income Base and Enhancement Base are also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Protected Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
Enhancement Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Protected Income Base and Enhancement Base, and as a result will reduce your future Guaranteed Income Benefit. If the Protected Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Annuitant (single life option) or the Annuitant and Secondary Life (joint life option) are under age 86;
b. there were no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate. The Protected Income Base and the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date.
The current Enhancement rate applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Enhancement rate for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your rate will not change as a result.
The Enhancement rate applicable to new rider elections is set forth in a supplement to a Rate Sheet prospectus supplement. The Rate Sheet indicates the Enhancement rate and the date by which your application or rider election form must be signed and dated for a rider to be issued with this rate. The rate may be superseded at any time, in our sole discretion, and may be higher or lower than the rate on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after May 18, 2020 but prior to August 17, 2020	Enhancement Base	5%
On or after June 11, 2018 but prior to May 18, 2020, subject to state availability	Enhancement Base	6%
Prior to June 11, 2018	Protected Income Base	5%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
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Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for an Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. For riders elected on and after June 11, 2018, and subject to state availability, a new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs. Rider elections prior to June 11, 2018, only have one 10-year Enhancement Period.
Account Value Step-up. The Protected Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Protected Income Base after an Enhancement (if any).
For riders elected on or after June 11, 2018, and subject to state availability, each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 5% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700).
Death Prior to the Annuity Commencement Date. 4LATER® Select Advantage has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in this prospectus) will be in effect. Election of the 4LATER® Select Advantage does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
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If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Select Advantage rider will continue. Upon the second death of either the Annuitant or Secondary Life, the rider will terminate.
Upon the death of the Contractowner, this rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Termination. After the fifth anniversary of the effective date of the 4LATER® Select Advantage rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Select Advantage will automatically terminate:
•	on the Annuity Commencement Date;
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the second death of either the Annuitant or Secondary Life;
•	when the Protected Income Base is reduced to zero due to withdrawals;
•	the last day that you can elect i4LIFE® Advantage (age 95, younger of you or your spouse); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Select Guaranteed Income Benefit option. If you elect 4LATER® Select Advantage, you must later transition to i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage provides variable, periodic Regular Income Payments for life subject to certain conditions. The optional Guaranteed Income Benefit provides a minimum payout floor for those Regular Income Payments. These payments are made during two time periods; an Access Period and a Lifetime Income Period, which are discussed in further detail below. If your Account Value is reduced to zero (except by additional withdrawals as described below), these payments will continue for your life (or the lives of you and your Secondary Life under the joint lifetime option) during the Lifetime Income Period. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. If your Account Value is reduced to zero due to any additional withdrawals, i4LIFE® Advantage will end and your contract will terminate. The Guaranteed Income Benefit is described in further detail below.
When you elect i4LIFE® Advantage, you must choose the Annuitant and Secondary Life (if applicable). The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
Availability. i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to the terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form. Additionally, certain Living Benefit Riders allow a transition to i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below. If you intend to use the Protected Income Base
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or the Guaranteed Amount from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
i4LIFE® Advantage and the Guaranteed Income Benefit are available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability in the SEP market). i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage without the Guaranteed Income Benefit must be elected by age 95 on IRA contracts or age 110 on nonqualified contracts. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. i4LIFE® Advantage is not available to beneficiaries of IRA contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions.
Access Period. The Access Period begins on the Periodic Income Commencement Date and is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit. During this period, you may surrender the contract and make withdrawals from your Account Value (defined below). The Lifetime Income Period begins immediately at the end of the Access Period and the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of Regular Income Payments or market loss, your Access Period ends.
The minimum and maximum Access Periods are established at the time you elect i4LIFE® Advantage with or without the Guaranteed Income Benefit. The current Access Period requirements are outlined in the following chart:
	Minimum Access Period	Maximum Access Period
i4LIFE® Advantage (without a Guaranteed Income Benefit)	5 years	The length of time between your age and age 115 for nonqualified contracts; age 100 for qualified contracts
Select Guaranteed Income Benefit Guaranteed Income Benefit (Managed Risk)	Longer of 20 years or the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections on or after May 21, 2012	Longer of 20 years or the difference between your age (nearest birthday) and age 100	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections prior to May 21, 2012	Longer of 20 years of the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 2 and 3)	Longer of 15 years or the difference between your age (nearest birthday) and age 85	To age 115 for nonqualified contracts; to age 100 for qualified contracts
The minimum Access Period requirements may vary if you transition to i4LIFE® Advantage Guaranteed Income Benefit from another rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below.
Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. For versions 1, 2, and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion of the reduction in the Regular Income Payment. This reduction of the i4LIFE® Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk, or Guaranteed Income Benefit (version 4). If you shorten the Access Period, the i4LIFE® Advantage Guaranteed Income Benefit will terminate. Currently, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. If we lower the Access Period to comply with IRC provisions, there is no impact to the Guaranteed Income Benefit.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the
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Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. You will have access to your Account Value during the Access Period. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life under the joint life option) and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living.
When you elect i4LIFE® Advantage, you will make several choices that will impact the amount of your Regular Income Payments:
•	single or joint life option;
•	the date you will receive the initial Regular Income Payment;
•	the frequency of the payments (monthly, quarterly, semi-annually or annually);
•	the frequency the payment is recalculated;
•	the assumed investment return (AIR); and
•	the date the Access Period ends and the Lifetime Income Period begins.
Some of the choices will not be available if you elect the Guaranteed Income Benefit.
If you do not choose a payment frequency, the default is a monthly payment frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, on December 31st (if not a Valuation Date, then on the first Valuation Date of the calendar year). For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments if Guaranteed Income Benefit is elected.
AIR rates of 3%, 4%, 5%, or 6% may be available for Regular Income Payments under i4LIFE® Advantage. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments.
A 3% AIR will be used to calculate the Regular Income Payments under:
•	Elections of Guaranteed Income Benefit (Managed Risk) on or after May 18, 2020; and
•	Select Guaranteed Income Benefit elections prior to February 19, 2019.
A 4% AIR will be used to calculate the Regular Income Payments under:
•	Select Guaranteed Income Benefit elections made between February 19, 2019 and May 17, 2020; and
•	Elections of all other versions of Guaranteed Income Benefit prior to May 18, 2020.
The AIR used to calculate the Regular Income Payments if transitioning from a Prior Rider may be different. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below.
Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage and will continue until the death of the Annuitant or Secondary Life, if applicable, or surrender.
Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. The amount of the initial Regular Income Payment is determined by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also
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reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The amount of your Regular Income Payment will be impacted by the length of the Access Period you have chosen. For example, if a 70-year old male makes a $100,000 initial Purchase Payment, elects monthly payments, a 4% AIR, and a 20-year Access Period, the initial Regular Income Payment will be $509.67 per month ($6,116.04 annually). Using the same assumptions, but with a 30-year Access Period, the initial Regular Income Payment will be $448.85 per month ($5,386.20 annually).
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
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Guaranteed Income Benefit
The Guaranteed Income Benefit is an optional benefit that is available for an additional charge. It provides that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the only version of the Guaranteed Income Benefit that is currently available, unless you are transitioning to Guaranteed Income Benefit from a Prior Rider.
If you purchase any version of i4LIFE® Advantage Guaranteed Income Benefit, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information. You will be subject to those Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, certain Living Benefit Riders may guarantee a Contractowner the right to transition from that Prior Rider to a version of i4LIFE® Advantage Guaranteed Income Benefit that may no longer be offered. The transition rules are set forth below.
In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
Guaranteed Income Benefit Amount. For Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk), and Guaranteed Income Benefit (version 4), the Guaranteed Income Benefit will be based on A, or, if transitioning from a Prior Rider, the greater of A and B:
A.	the Account Value immediately prior to electing Guaranteed Income Benefit; or
B.	the Protected Income Base under the Prior Rider (or the Guaranteed Amount under Lincoln SmartSecurity® Advantage) reduced by all Protected Annual Income payments since the last Account Value Step-up (or inception date if no step-ups have occurred).
The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the above, based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The following is an example of how the Guaranteed Amount or the Protected Income Base from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Protected Income Base on date i4LIFE® Advantage Guaranteed Income Benefit is elected:	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Protected Income Base which is greater than $100,000 Account Value)	$6,300
For Guaranteed Income Benefit (version 2 and 3), the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value) in effect at the time the Guaranteed Income Benefit is elected.
Guaranteed Income Benefit Percentages and Age-Bands. The specific percentages and applicable age-bands for calculating the initial Guaranteed Income Benefit are discussed below.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentages may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.
Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk). The initial Guaranteed Income Benefit percentages applicable to new rider elections, including transitions from a Prior Rider, are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your rider election form must be signed and dated for a contract to be issued with that percentage. The percentages may change periodically and may be higher or lower than the percentages on the previous Rate Sheet.
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The Guaranteed Income Benefit percentages for the next effective period will be disclosed in a new Rate Sheet at least 10 days before the end of the indicated effective period. Your rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet in order to get the percentage indicated in a Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Guaranteed Income Benefit percentages for previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit (version 4). The specified percentages and the corresponding age-bands for calculating the Guaranteed Income Benefit under Guaranteed Income Benefit (version 4) are outlined in an Appendix to this prospectus. Guaranteed Income Benefit (version 4) is only available for purchase if you are guaranteed the right to elect a prior version under a Prior Rider.
Guaranteed Income Benefit General Provisions
For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Monthly Guaranteed Income Benefit	$810
Monthly Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
Guaranteed Income Benefit Step-up
Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk and version 4). The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the first Valuation Date of the first periodic income payment of each calendar year.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 4% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
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8/1/2021 Amount of initial Regular Income Payment	$4,801
8/1/2021 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2021 Initial Guaranteed Income Benefit (4% x $100,000 Account Value)	$4,000
8/1/2022 Recalculated Regular Income Payment	$6,000
8/1/2022 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). The Guaranteed Income Benefit will automatically step-up every three years to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), the Guaranteed Income Benefit will not step-up on an anniversary, but will remain level.
i4LIFE® Advantage Guaranteed Income Benefit Transitions
Certain Living Benefit Riders (“Prior Rider”) allow you to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit.
If your Prior Rider is...	you will transition to…
Lincoln Market Select® Advantage 4LATER® Select Advantage	Select Guaranteed Income Benefit
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) 4LATER® Advantage (Managed Risk)	Guaranteed Income Benefit (Managed Risk)
Lincoln Lifetime IncomeSM Advantage 2.0	Guaranteed Income Benefit (version 4)
The following discussion applies to all of these transitions.
If you have elected one of the Prior Riders listed above, you are guaranteed the right to transition to the applicable version of the Guaranteed Income Benefit even if that version is no longer available for purchase. You are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time you purchased your Prior Rider. The Investment Requirements under your Prior Rider continue to apply after you transition to the Guaranteed Income Benefit. See The Contracts – Investment Requirements for a description of these investment requirements. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the greater of your Account Value or Protected Income Base or Guaranteed Amount, as applicable, based on your age (or the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
Your decision to transition to the Guaranteed Income Benefit must be made prior to the Annuity Commencement Date, and by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (purchased prior to May 18, 2020), Lincoln Lifetime IncomeSM Advantage 2.0 (purchased prior to April 2, 2012), or 4LATER® Advantage (Managed Risk) who have waited until after the fifth Benefit Year anniversary may elect the appropriate version of i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you have the single life option under your Prior Rider, you must transition to the single life option under i4LIFE® Advantage Guaranteed Income Benefit; joint life option must transition to the joint life option. The minimum Access Period requirements may vary based on which Prior Rider you elected, and are specifically listed in the chart below.
While i4LIFE® Advantage Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
Different minimum Access Period requirements may apply if you use the greater of the Account Value or Protected Income Base (less amounts paid since the last automatic step-up) under a Prior Rider to calculate the Guaranteed Income Benefit as set forth below:
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Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to May 18, 2020
Purchasers of 4LATER® Advantage (Managed Risk)
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 18, 2020 Purchasers of Lincoln Market Select® Advantage Purchasers of 4LATER® Select Advantage	Longer of 20 years or the difference between your age and age 90	N/A

A 3% AIR will be used to calculate the Regular Income Payments for all transitions to i4LIFE® Advantage Select Guaranteed Income Benefit, and for transitions to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) if your Prior Rider was purchased on or after May 18, 2020. A 4% AIR will be used to calculate the Regular Income Payments for all other transitions to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) if your Prior Rider was purchased prior to May 18, 2020.
When deciding whether to transition from your Prior Rider to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your Secondary Life under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Protected Annual Income amounts from your Prior Rider. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your Prior Rider, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under your Prior Rider are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
i4LIFE® Advantage Death Benefits
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit, who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began (if premium taxes have been deducted from the Contract Value).
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is only available during the Access Period and is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is only available during the Access Period and is equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
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•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election. Withdrawals that were not treated as Excess Withdrawals under a Prior Rider will reduce the Death Benefit by the dollar amount of the withdrawal.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period and is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments, including Guaranteed Income Benefit payments, and withdrawals are deducted in the same proportion that Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals reduce the Contract Value or Account Value.
If your contract has the ABESM Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this enhancement amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value. We will look at such values on the contract annual anniversary date.
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In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. These Death Benefit options are only available during the Access Period and will terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Accumulated Benefit Enhancement (ABESM) (Nonqualified contracts only). This benefit is no longer available. The ABESM Enhancement Amount was provided to eligible Contractowners of nonqualified i4LIFE® Advantage contracts only, if requested at the time of application, at no additional charge, and if certain conditions were met.
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Enhancement Amount is payable in accordance with the terms of the i4LIFE® Advantage EGMDB Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value we received was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE® Advantage EGMDB Death Benefit, the ABESM Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABESM Enhancement Amount for this new Contractowner or joint owner will be equal to zero.
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The ABESM Enhancement Amount will terminate on the Valuation Date the i4LIFE® Advantage EGMDB Death Benefit option of the contract is changed or terminated.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
i4LIFE® Advantage General Provisions
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)

Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested a decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value, Protected Income Base, or Guaranteed Amount under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
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Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage and any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage or Lincoln IRA Income PlusSM may elect to annuitize their Protected Income Base under the Protected Annual Income Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The minimum rates used to purchase any of the annuity options discussed below are shown in the contract.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Protected Annual Income Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Unit Refund. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection,
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unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	the annuity tables contained in the contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual net investment rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Currently the fixed account is available for dollar cost averaging purposes only.
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
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In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
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•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B+K)[n]

where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K	=	a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
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Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. If the Lincoln Long-Term CareSM Advantage rider was in effect prior to your surrender, it will not be reinstated, and Lincoln reserves the right to not reinstate certain riders that were in effect prior to the surrender/withdrawal. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
We may not accept reinvestment into the fixed side of the contract.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA (Financial Industry Regulatory Authority). The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.00% of Purchase Payments, plus up to 0.35% quarterly based on Contract Value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the
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maximum commission the Principal Underwriter pays to LFN is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.25% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.00% of Purchase Payments, plus up to 0.35% quarterly based on Contract Value. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.25% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales incentives relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2020 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
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Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the investment in the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the investment in the contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income , Persistency Credits, and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, Persistency Credits, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the contract.
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Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the contract. In certain circumstances, your Purchase Payments and investment in the contract are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges
The Lincoln Long-Term CareSM Advantage rider (“LTC Rider”) is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the contract value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.
Taxation Of Amounts Paid As Long-Term Care Benefits
If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the contract not yet distributed from the contract. All Annuity Payouts in excess of the investment in the contract not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
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Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the contract not previously received. The new owner’s investment in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional protected lifetime income fees, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
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•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•	Increased the required beginning date measuring age from 70½ to 72 for any participant or IRA owner who did not attain age 70½ prior to January 1, 2020. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which a participant or IRA owner reached age 72.
•	Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•	Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•	Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
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Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•	Distribution received as reimbursement for certain amounts paid for medical care, or
•	Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
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The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the
106

1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or protected lifetime income fees;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
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Cyber Security and Business Interruption Risks
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from Contractowners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below:
Statement of Additional Information Request Card
Lincoln ChoicePlus AssuranceSM (L Share)
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (L Share).
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.
109

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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
AB VPS Global Thematic Growth Portfolio - Class B
2011	N/A	N/A	N/A	12.482	9.398	33	4.704	3.545	76
2012	N/A	N/A	N/A	9.398	10.467	25	3.545	3.951	48
2013	N/A	N/A	N/A	10.467	12.649	21	3.951	4.780	46
2014	12.861	12.715	1*	12.649	13.034	17	4.780	4.930	55
2015	12.715	12.806	1*	13.034	13.154	16	4.930	4.980	34
2016	12.806	12.455	1*	13.154	12.819	14	4.980	4.858	31
2017	12.455	16.659	1*	12.819	17.177	22	4.858	6.517	32
2018	16.659	14.713	1*	17.177	15.202	20	6.517	5.773	11
2019	14.713	18.736	1*	15.202	19.397	19	5.773	7.373	10
2020	18.736	25.568	1*	19.397	26.523	16	7.373	10.092	25
AB VPS Growth and Income Portfolio - Class B(1)
2009	8.613	10.170	31	8.740	10.341	365	8.013	9.490	599
2010	10.170	11.256	18	10.341	11.468	284	9.490	10.535	459
2011	11.256	11.715	13	11.468	11.959	227	10.535	10.997	344
2012	11.715	13.476	9	11.959	13.785	193	10.997	12.689	297
2013	13.476	15.736	9	13.785	16.109	175	12.689	14.833	272
AB VPS International Value Portfolio - Class B(2)
2009	5.614	7.401	6	5.643	7.454	70	5.659	7.482	52
2010	7.401	7.574	1*	7.454	7.644	57	7.482	7.680	19
2011	7.574	5.987	1*	7.644	6.054	44	7.68	6.089	37
2012	5.987	6.708	1*	6.054	6.797	39	6.089	6.843	35
2013	6.708	7.374	1*	6.797	7.478	38	6.843	7.532	33
AB VPS Large Cap Growth Portfolio - Class B
2011	10.935	10.378	2	11.140	10.594	43	5.872	5.590	40
2012	10.378	11.825	1*	10.594	12.097	18	5.590	6.389	33
2013	11.825	15.895	1*	12.097	16.294	17	6.389	8.615	25
2014	15.895	17.754	1*	16.294	18.236	16	8.615	9.651	26
2015	17.754	19.311	1*	18.236	19.875	14	9.651	10.529	24
2016	19.311	19.394	1*	19.875	20.000	13	10.529	10.606	27
2017	19.394	25.056	1*	20.000	25.891	11	10.606	13.743	26
2018	25.056	25.155	1*	25.891	26.046	12	13.743	13.839	24
2019	25.155	33.164	1*	26.046	34.406	7	13.839	18.300	16
2020	33.164	43.977	1*	34.406	45.715	4	18.300	24.340	13
AB VPS Small/Mid Cap Value Portfolio - Class B
2011	22.539	20.208	3	22.961	20.627	80	23.174	20.840	67
2012	20.208	23.490	4	20.627	24.025	84	20.840	24.297	53
2013	23.490	31.722	4	24.025	32.510	86	24.297	32.910	48
2014	31.722	33.909	3	32.510	34.821	76	32.910	35.285	38
2015	33.909	31.376	2	34.821	32.284	38	35.285	32.748	31
2016	31.376	38.419	2	32.284	39.610	28	32.748	40.218	26
2017	38.419	42.540	1*	39.610	43.946	23	40.218	44.666	25
2018	42.540	35.355	1*	43.946	36.597	21	44.666	37.234	23
2019	35.355	41.593	1*	36.597	43.141	18	37.234	43.935	18
2020	41.593	42.056	1*	43.141	43.708	17	43.935	44.558	18
ALPS/Stadion Core ETF Portfolio - Class III
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Century VP Balanced Fund - Class II
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.345	10.390	4
2017	N/A	N/A	N/A	10.565	11.600	1*	10.390	11.619	16
2018	11.104	10.898	3	11.600	10.956	34	11.619	10.985	7
2019	10.898	12.766	3	10.956	12.859	37	10.985	12.906	11
2020	12.766	14.062	1*	12.859	14.194	43	12.906	14.260	12
American Century VP Inflation Protection Fund - Class II(3)
2009	10.702	11.576	21	10.802	11.707	520	10.851	11.772	699
2010	11.576	11.938	21	11.707	12.096	462	11.772	12.176	550
2011	11.938	13.089	14	12.096	13.289	327	12.176	13.39	452
2012	13.089	13.791	14	13.289	14.030	258	13.39	14.151	377
2013	13.791	13.479	15	14.030	13.724	255	14.151	13.847	361
American Century VP Large Company Value Fund - Class II
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	10.602	9.480	2	10.409	9.511	3	N/A	N/A	N/A
2019	9.480	11.842	1*	9.511	11.904	2	N/A	N/A	N/A
2020	11.842	11.908	1*	11.904	11.995	2	10.190	12.038	10
American Funds Global Growth Fund - Class 2
2011	15.515	13.870	79	15.721	14.083	167	15.825	14.190	249
2012	13.870	16.680	69	14.083	16.969	153	14.190	17.116	187
2013	16.680	21.141	65	16.969	21.551	109	17.116	21.759	162
2014	21.141	21.223	23	21.551	21.678	97	21.759	21.909	140
2015	21.223	22.268	23	21.678	22.791	94	21.909	23.057	126
2016	22.268	21.985	20	22.791	22.546	86	23.057	22.832	115
2017	21.985	28.360	18	22.546	29.142	79	22.832	29.541	94
2018	28.360	25.310	16	29.142	26.060	72	29.541	26.443	90
2019	25.310	33.594	16	26.060	34.659	57	26.443	35.203	72
2020	33.594	43.004	15	34.659	44.456	64	35.203	45.200	57
American Funds Global Small Capitalization Fund - Class 2
2011	27.426	21.758	11	27.940	22.210	180	16.036	12.760	250
2012	21.758	25.229	10	22.210	25.805	159	12.760	14.840	198
2013	25.229	31.755	8	25.805	32.545	154	14.840	18.734	173
2014	31.755	31.818	4	32.545	32.675	116	18.734	18.828	138
2015	31.818	31.302	4	32.675	32.210	89	18.828	18.579	122
2016	31.302	31.358	5	32.210	32.331	71	18.579	18.667	117
2017	31.358	38.735	4	32.331	40.017	61	18.667	23.128	99
2018	38.735	33.997	5	40.017	35.193	59	23.128	20.360	88
2019	33.997	43.870	5	35.193	45.505	53	20.360	26.352	65
2020	43.870	55.839	5	45.505	58.035	47	26.352	33.643	57
American Funds Growth Fund - Class 2
2011	16.088	15.110	222	16.390	15.424	1,356	9.612	9.055	2,727
2012	15.110	17.478	118	15.424	17.877	1,042	9.055	10.505	2,127
2013	17.478	22.311	108	17.877	22.867	860	10.505	13.451	1,773
2014	22.311	23.754	55	22.867	24.394	776	13.451	14.363	1454
2015	23.754	24.905	49	24.394	25.628	667	14.363	15.105	1232
2016	24.905	26.755	37	25.628	27.586	580	15.105	16.276	1094
2017	26.755	33.679	35	27.586	34.794	494	16.276	20.549	914
2018	33.679	32.963	28	34.794	34.123	452	20.549	20.173	783
2019	32.963	42.296	25	34.123	43.872	402	20.173	25.962	622
2020	42.296	63.115	21	43.872	65.597	344	25.962	38.857	539
American Funds Growth-Income Fund - Class 2
2011	13.241	12.754	252	13.489	13.019	1,606	12.663	12.233	2,332
2012	12.754	14.702	135	13.019	15.037	1,344	12.233	14.144	1,910
2013	14.702	19.258	120	15.037	19.736	1,123	14.144	18.583	1,603
2014	19.258	20.905	61	19.736	21.467	927	18.583	20.233	1290
2015	20.905	20.810	53	21.467	21.412	897	20.233	20.201	1067
2016	20.810	22.771	43	21.412	23.476	795	20.201	22.171	926
2017	22.771	27.343	41	23.476	28.247	651	22.171	26.703	731
2018	27.343	26.349	38	28.247	27.274	580	26.703	25.809	649
2019	26.349	32.611	36	27.274	33.823	522	25.809	32.038	532
2020	32.611	36.331	33	33.823	37.757	465	32.038	35.801	480

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Funds International Fund - Class 2
2011	19.279	16.274	68	19.639	16.612	464	11.334	9.596	963
2012	16.274	18.828	61	16.612	19.256	393	9.596	11.135	780
2013	18.828	22.470	55	19.256	23.028	334	11.135	13.329	651
2014	22.470	21.462	19	23.028	22.039	328	13.329	12.770	550
2015	21.462	20.105	17	22.039	20.686	304	12.770	11.998	501
2016	20.105	20.423	16	20.686	21.056	249	11.998	12.225	428
2017	20.423	26.481	16	21.056	27.356	222	12.225	15.898	375
2018	26.481	22.570	15	27.356	23.363	212	15.898	13.591	350
2019	22.570	27.213	14	23.363	28.225	189	13.591	16.436	287
2020	27.213	30.431	14	28.225	31.626	178	16.436	18.435	264
BlackRock Global Allocation V.I. Fund - Class III
2011	12.440	11.762	5	12.481	11.823	391	12.501	11.854	490
2012	11.762	12.690	5	11.823	12.783	462	11.854	12.829	346
2013	12.690	14.247	6	12.783	14.379	336	12.829	14.446	282
2014	14.247	14.249	6	14.379	14.410	167	14.446	14.491	195
2015	14.249	13.840	14	14.410	14.025	149	14.491	14.118	162
2016	13.840	14.097	13	14.025	14.313	109	14.118	14.423	157
2017	14.097	15.728	11	14.313	16.001	98	14.423	16.140	140
2018	15.728	14.262	3	16.001	14.539	81	16.140	14.680	124
2019	14.262	16.478	3	14.539	16.832	66	14.680	17.012	77
2020	16.478	19.516	3	16.832	19.975	55	17.012	20.209	63
ClearBridge Variable Large Cap Growth Portfolio - Class II
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.519	11.293	2
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.293	11.088	9
2019	N/A	N/A	N/A	12.566	14.348	1*	11.088	14.386	14
2020	N/A	N/A	N/A	14.348	18.397	1*	14.386	18.464	10
ClearBridge Variable Mid Cap Portfolio - Class II
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.832	10.564	4	10.414	10.582	14
2016	N/A	N/A	N/A	10.564	11.332	3	10.582	11.362	19
2017	N/A	N/A	N/A	11.332	12.540	2	11.362	12.585	15
2018	N/A	N/A	N/A	12.540	10.750	1*	12.585	10.800	16
2019	N/A	N/A	N/A	10.750	14.019	4	10.800	14.099	15
2020	N/A	N/A	N/A	14.019	15.865	1*	14.099	15.970	15
Delaware VIP® Diversified Income Series - Service Class
2011	14.455	15.056	45	14.647	15.286	614	14.744	15.403	746
2012	15.056	15.788	34	15.286	16.062	529	15.403	16.201	621
2013	15.788	15.271	16	16.062	15.567	419	16.201	15.717	502
2014	15.271	15.730	12	15.567	16.067	375	15.717	16.238	468
2015	15.730	15.227	15	16.067	15.585	358	16.238	15.766	422
2016	15.227	15.431	14	15.585	15.825	331	15.766	16.026	366
2017	15.431	15.882	13	15.825	16.320	312	16.026	16.543	360
2018	15.882	15.226	10	16.320	15.678	279	16.543	15.908	335
2019	15.226	16.446	9	15.678	16.967	247	15.908	17.234	288
2020	16.446	17.862	7	16.967	18.465	237	17.234	18.774	272
Delaware VIP® Emerging Markets Series - Service Class
2011	51.889	40.729	23	27.743	21.819	114	39.886	31.401	80
2012	40.729	45.632	4	21.819	24.495	67	31.401	35.287	61
2013	45.632	49.187	4	24.495	26.456	110	35.287	38.150	59
2014	49.187	44.273	3	26.456	23.861	105	38.150	34.442	52
2015	44.273	37.020	2	23.861	19.992	107	34.442	28.887	47
2016	37.020	41.293	2	19.992	22.344	65	28.887	32.318	41
2017	41.293	56.815	2	22.344	30.805	55	32.318	44.599	44
2018	56.815	46.811	2	30.805	25.431	50	44.599	36.857	40
2019	46.811	56.150	2	25.431	30.566	42	36.857	44.342	30
2020	56.150	68.697	1*	30.566	37.471	49	44.342	54.414	28

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Delaware VIP® High Yield Series - Service Class
2011	19.871	19.951	11	20.238	20.361	207	16.705	16.823	366
2012	19.951	22.973	9	20.361	23.492	155	16.823	19.429	274
2013	22.973	24.564	7	23.492	25.169	125	19.429	20.837	227
2014	24.564	23.972	5	25.169	24.612	100	20.837	20.396	208
2015	23.972	21.904	4	24.612	22.533	90	20.396	18.692	177
2016	21.904	24.267	4	22.533	25.014	76	18.692	20.771	153
2017	24.267	25.539	3	25.014	26.378	69	20.771	21.925	128
2018	25.539	23.865	3	26.378	24.699	67	21.925	20.550	119
2019	23.865	27.190	3	24.699	28.196	60	20.550	23.484	95
2020	27.190	28.516	3	28.196	29.631	52	23.484	24.703	81
Delaware VIP® Limited-Term Diversified Income Series - Service Class
2011	11.429	11.500	14	11.558	11.654	290	11.622	11.730	280
2012	11.500	11.569	10	11.654	11.746	468	11.730	11.835	260
2013	11.569	11.200	12	11.746	11.395	199	11.835	11.493	287
2014	11.200	11.148	10	11.395	11.365	176	11.493	11.474	276
2015	11.148	11.007	11	11.365	11.244	175	11.474	11.363	212
2016	11.007	10.987	10	11.244	11.245	199	11.363	11.376	168
2017	10.987	10.987	10	11.245	11.268	186	11.376	11.410	135
2018	10.987	10.786	6	11.268	11.084	165	11.410	11.235	131
2019	10.786	11.091	5	11.084	11.420	152	11.235	11.587	93
2020	11.091	11.330	4	11.420	11.689	158	11.587	11.873	95
Delaware VIP® REIT Series - Service Class
2011	20.215	21.941	7	20.592	22.395	120	22.166	24.131	143
2012	21.941	25.103	9	22.395	25.674	112	24.131	27.692	117
2013	25.103	25.104	6	25.674	25.727	88	27.692	27.776	99
2014	25.104	31.805	6	25.727	32.659	74	27.776	35.296	78
2015	31.805	32.306	10	32.659	33.240	67	35.296	35.959	72
2016	32.306	33.478	9	33.240	34.515	64	35.959	37.376	61
2017	33.478	33.264	8	34.515	34.362	55	37.376	37.248	54
2018	33.264	30.185	4	34.362	31.244	51	37.248	33.902	49
2019	30.185	37.465	4	31.244	38.857	38	33.902	42.205	41
2020	37.465	32.847	3	38.857	34.135	37	42.205	37.114	33
Delaware VIP® Small Cap Value Series - Service Class
2011	22.999	22.207	75	23.430	22.669	168	25.926	25.109	205
2012	22.207	24.760	15	22.669	25.325	117	25.109	28.079	163
2013	24.760	32.352	12	25.325	33.158	85	28.079	36.800	130
2014	32.352	33.527	9	33.158	34.430	74	36.800	38.251	109
2015	33.527	30.770	7	34.430	31.662	67	38.251	35.211	91
2016	30.770	39.576	5	31.662	40.805	63	35.211	45.424	81
2017	39.576	43.397	4	40.805	44.834	57	45.424	49.959	70
2018	43.397	35.365	4	44.834	36.610	51	49.959	40.835	65
2019	35.365	44.318	4	36.610	45.969	42	40.835	51.327	55
2020	44.318	42.537	2	45.969	44.211	35	51.327	49.412	53
Delaware VIP® Smid Cap Core Series - Service Class(4)
2011	18.310	19.384	4	18.652	19.786	116	9.503	10.091	280
2012	19.384	21.057	3	19.786	21.536	90	10.091	10.995	244
2013	21.057	29.126	4	21.536	29.849	75	10.995	15.254	186
2014	29.126	29.399	3	29.849	30.188	65	15.254	15.443	154
2015	29.399	30.954	2	30.188	31.849	64	15.443	16.309	163
2016	30.954	32.806	2	31.849	33.822	52	16.309	17.336	128
2017	32.806	38.106	2	33.822	39.364	47	17.336	20.198	105
2018	38.106	32.751	1*	39.364	33.900	41	20.198	17.412	95
2019	32.751	41.535	1*	33.900	43.079	37	17.412	22.148	82
2020	41.535	45.130	1*	43.079	46.901	33	22.148	24.137	70

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Delaware VIP® U.S. Growth Series - Service Class
2011	10.727	11.315	2	10.930	11.552	160	11.031	11.670	109
2012	11.315	12.873	1*	11.552	13.170	114	11.670	13.317	123
2013	12.873	16.982	3	13.170	17.407	89	13.317	17.620	104
2014	16.982	18.743	1*	17.407	19.251	73	17.620	19.506	79
2015	18.743	19.324	1*	19.251	19.887	76	19.506	20.171	66
2016	19.324	17.918	1*	19.887	18.478	66	20.171	18.760	58
2017	17.918	22.522	1*	18.478	23.272	53	18.760	23.651	50
2018	22.522	21.370	1*	23.272	22.126	43	23.651	22.509	40
2019	21.370	26.605	1*	22.126	27.601	40	22.509	28.106	35
2020	26.605	37.508	1*	27.601	38.990	34	28.106	39.744	33
Delaware VIP® Value Series - Service Class
2011	12.755	13.674	2	12.994	13.958	143	12.855	13.823	165
2012	13.674	15.353	3	13.958	15.704	95	13.823	15.567	129
2013	15.353	20.092	5	15.704	20.592	97	15.567	20.433	119
2014	20.092	22.415	5	20.592	23.019	89	20.433	22.864	130
2015	22.415	21.852	5	23.019	22.486	97	22.864	22.357	114
2016	21.852	24.511	6	22.486	25.273	94	22.357	25.153	122
2017	24.511	27.306	4	25.273	28.210	70	25.153	28.104	92
2018	27.306	25.988	3	28.210	26.902	67	28.104	26.828	80
2019	25.988	30.496	2	26.902	31.632	57	26.828	31.576	70
2020	30.496	29.961	1*	31.632	31.140	53	31.576	31.116	60
Deutsche Equity 500 Index VIP - Class B(1)
2009	9.542	11.800	1*	9.650	11.957	86	9.704	12.036	139
2010	11.800	13.258	1*	11.957	13.462	62	12.036	13.565	115
2011	13.258	13.204	1*	13.462	13.433	43	13.565	13.55	93
2012	13.204	14.953	1*	13.433	15.243	33	13.55	15.391	63
2013	14.953	17.462	1*	15.243	17.814	32	15.391	17.993	56
Deutsche Small Cap Index VIP - Class B(5)
2009	11.298	13.997	1*	11.426	14.184	49	11.490	14.278	76
2010	13.997	17.320	1*	14.184	17.586	39	14.278	17.721	53
2011	17.32	16.216	1*	17.586	16.498	30	17.721	16.641	45
2012	16.216	18.437	3	16.498	18.796	28	16.641	18.977	35
2013	18.437	21.552	3	18.796	21.988	27	18.977	22.209	33
DWS Alternative Asset Allocation VIP Portfolio - Class B
2011	12.619	11.995	1*	12.657	12.056	26	12.683	12.093	17
2012	N/A	N/A	N/A	12.056	12.963	11	12.093	13.015	26
2013	12.584	12.724	1*	12.963	12.840	7	13.015	12.905	16
2014	N/A	N/A	N/A	12.840	13.032	8	12.905	13.111	17
2015	N/A	N/A	N/A	13.032	11.974	7	13.111	12.059	14
2016	N/A	N/A	N/A	11.974	12.360	6	12.059	12.460	17
2017	N/A	N/A	N/A	12.360	13.003	7	12.460	13.121	14
2018	N/A	N/A	N/A	13.003	11.589	5	13.121	11.706	9
2019	N/A	N/A	N/A	11.589	13.028	4	11.706	13.173	9
2020	N/A	N/A	N/A	13.028	13.490	3	13.173	13.654	5
Fidelity VIP Equity-Income Portfolio - Service Class 2(1)
2009	8.532	10.873	27	8.657	11.054	363	7.958	10.172	500
2010	10.873	12.260	22	11.054	12.489	289	10.172	11.504	336
2011	12.26	12.108	17	12.489	12.359	224	11.504	11.396	250
2012	12.108	13.907	14	12.359	14.223	199	11.396	13.128	208
2013	13.907	16.239	13	14.223	16.621	189	13.128	15.347	195
Fidelity VIP Overseas Portfolio - Service Class 2(6)
2009	11.280	13.970	35	11.447	14.205	266	7.060	8.770	565
2010	13.970	15.466	21	14.205	15.757	212	8.770	9.738	426
2011	15.466	12.543	15	15.757	12.805	170	9.738	7.921	337
2012	12.543	14.815	11	12.805	15.155	126	7.921	9.384	274
2013	14.815	16.517	11	15.155	16.909	115	9.384	10.474	257
Fidelity® VIP Balanced Portfolio - Service Class 2
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	12.464	13.292	1*	11.016	13.336	107	12.033	13.358	20

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Fidelity® VIP Contrafund® Portfolio - Service Class 2
2011	17.015	16.229	24	17.338	16.571	488	17.498	16.741	452
2012	16.229	18.494	17	16.571	18.922	356	16.741	19.134	371
2013	18.494	23.763	14	18.922	24.361	364	19.134	24.659	318
2014	23.763	26.033	14	24.361	26.742	241	24.659	27.096	296
2015	26.033	25.649	14	26.742	26.400	224	27.096	26.777	245
2016	25.649	27.112	12	26.400	27.962	191	26.777	28.389	212
2017	27.112	32.345	12	27.962	33.425	162	28.389	33.970	182
2018	32.345	29.628	10	33.425	30.679	152	33.970	31.210	165
2019	29.628	38.163	9	30.679	39.595	130	31.210	40.321	142
2020	38.163	48.766	8	39.595	50.698	145	40.321	51.679	114
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	11.307	12.208	12
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fidelity® VIP Growth Portfolio - Service Class 2
2011	11.237	11.022	9	11.447	11.251	115	6.631	6.524	212
2012	11.022	12.372	11	11.251	12.654	94	6.524	7.345	165
2013	12.372	16.510	9	12.654	16.920	70	7.345	9.831	130
2014	16.510	17.983	7	16.920	18.466	61	9.831	10.740	121
2015	17.983	18.863	7	18.466	19.409	56	10.740	11.299	118
2016	18.863	18.609	7	19.409	19.186	53	11.299	11.181	103
2017	18.609	24.618	7	19.186	25.431	57	11.181	14.835	91
2018	24.618	24.049	6	25.431	24.894	53	14.835	14.536	74
2019	24.049	31.613	6	24.894	32.790	46	14.536	19.166	59
2020	31.613	44.527	3	32.790	46.277	40	19.166	27.076	52
Fidelity® VIP Mid Cap Portfolio - Service Class 2
2011	14.774	12.922	6	14.939	13.093	134	15.022	13.179	162
2012	12.922	14.525	5	13.093	14.747	115	13.179	14.859	142
2013	14.525	19.364	4	14.747	19.699	82	14.859	19.869	131
2014	19.364	20.146	3	19.699	20.535	73	19.869	20.733	121
2015	20.146	19.445	2	20.535	19.860	70	20.733	20.071	88
2016	19.445	21.353	2	19.860	21.853	92	20.071	22.108	80
2017	21.353	25.255	2	21.853	25.897	70	22.108	26.225	78
2018	25.255	21.119	1*	25.897	21.700	66	26.225	21.996	72
2019	21.119	25.523	1*	21.700	26.277	62	21.996	26.663	64
2020	25.523	29.517	1*	26.277	30.450	52	26.663	30.928	61
First Trust Capital Strength Portfolio - Class I
2020	N/A	N/A	N/A	N/A	N/A	N/A	10.522	11.841	2
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.545	10.824	1*
2019	N/A	N/A	N/A	12.366	12.824	2	10.824	12.864	1*
2020	N/A	N/A	N/A	12.824	13.592	99	12.864	13.648	2
Franklin Allocation VIP Fund - Class 4
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Income VIP Fund - Class 2
2011	11.580	11.633	9	11.687	11.764	165	11.741	11.830	271
2012	11.633	12.858	3	11.764	13.029	207	11.830	13.116	281
2013	12.858	14.375	6	13.029	14.595	168	13.116	14.707	249
2014	14.375	14.755	6	14.595	15.012	112	14.707	15.142	179
2015	14.755	13.456	19	15.012	13.718	108	15.142	13.850	107
2016	13.456	15.055	18	13.718	15.378	90	13.850	15.542	115
2017	15.055	16.200	17	15.378	16.581	84	15.542	16.775	98
2018	16.200	15.211	10	16.581	15.600	75	16.775	15.798	94
2019	15.211	17.322	10	15.600	17.800	61	15.798	18.044	92
2020	17.322	17.114	11	17.800	17.621	56	18.044	17.880	78

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Franklin Mutual Shares VIP Fund - Class 2
2011	9.510	9.233	3	9.598	9.337	94	9.643	9.391	177
2012	9.233	10.350	2	9.337	10.488	74	9.391	10.558	135
2013	10.350	13.025	2	10.488	13.225	60	10.558	13.327	113
2014	13.025	13.690	2	13.225	13.928	52	13.327	14.050	92
2015	13.690	12.769	2	13.928	13.017	49	14.050	13.144	78
2016	12.769	14.541	2	13.017	14.853	33	13.144	15.013	75
2017	14.541	15.458	3	14.853	15.822	26	15.013	16.008	71
2018	15.458	13.792	3	15.822	14.145	23	16.008	14.325	72
2019	13.792	16.587	3	14.145	17.045	21	14.325	17.280	63
2020	16.587	15.454	3	17.045	15.912	19	17.280	16.148	50
Franklin Small-Mid Cap Growth VIP Fund - Class 2(5)
2009	8.554	12.050	13	8.679	12.251	131	4.768	6.737	348
2010	12.050	15.089	17	12.251	15.372	117	6.737	8.461	292
2011	15.089	14.09	6	15.372	14.382	73	8.461	7.925	215
2012	14.09	15.325	5	14.382	15.674	66	7.925	8.645	179
2013	15.325	17.841	5	15.674	18.262	73	8.645	10.076	172
Invesco V.I. American Franchise Fund - Series II Shares
2011	N/A	N/A	N/A	9.472	8.556	2	9.560	8.645	1*
2012	N/A	N/A	N/A	9.815	9.442	2	9.919	9.549	1*
2013	N/A	N/A	N/A	9.442	12.977	2	9.549	13.138	1*
2014	N/A	N/A	N/A	12.977	13.801	2	13.138	13.985	1*
2015	N/A	N/A	N/A	13.801	14.212	1*	13.985	14.417	2
2016	N/A	N/A	N/A	14.212	14.255	1*	14.417	14.474	2
2017	N/A	N/A	N/A	14.255	17.802	1*	14.474	18.094	2
2018	N/A	N/A	N/A	17.802	16.821	1*	18.094	17.114	2
2019	N/A	N/A	N/A	16.821	22.561	1*	17.114	22.977	2
2020	N/A	N/A	N/A	22.561	31.497	1*	22.977	32.110	2
Invesco V.I. Core Equity Fund - Series II Shares
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	15.713	15.713	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	15.713	16.660	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
2017	N/A	N/A	N/A	11.858	12.300	1*	N/A	N/A	N/A
2018	N/A	N/A	N/A	12.300	11.112	1*	N/A	N/A	N/A
2019	11.824	13.945	10	11.112	14.033	1*	13.313	14.077	1*
2020	13.945	15.381	10	14.033	15.510	1*	14.077	15.574	1*
Invesco V.I. International Growth Fund - Series II Shares
2011	N/A	N/A	N/A	18.958	17.335	1*	19.132	17.511	2
2012	N/A	N/A	N/A	17.335	19.643	1*	17.511	19.862	1*
2013	N/A	N/A	N/A	19.643	22.926	1*	19.862	23.206	1*
2014	N/A	N/A	N/A	22.926	22.560	29	23.206	22.858	7
2015	N/A	N/A	N/A	22.560	21.600	29	22.858	21.906	10
2016	N/A	N/A	N/A	21.600	21.088	30	21.906	21.409	15
2017	23.390	24.633	1*	21.088	25.444	39	21.409	25.857	10
2018	24.633	20.494	1*	25.444	21.211	40	25.857	21.577	4
2019	20.494	25.787	1*	21.211	26.743	32	21.577	27.231	4
2020	N/A	N/A	N/A	26.743	29.904	9	27.231	30.481	2

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Janus Henderson Balanced Portfolio - Service Shares
2011	N/A	N/A	N/A	15.709	15.653	95	15.855	15.815	75
2012	N/A	N/A	N/A	15.653	17.447	86	15.815	17.646	52
2013	N/A	N/A	N/A	17.447	20.550	85	17.646	20.805	40
2014	N/A	N/A	N/A	20.550	21.868	83	20.805	22.161	33
2015	N/A	N/A	N/A	21.868	21.588	22	22.161	21.899	28
2016	21.254	21.477	9	21.588	22.142	22	21.899	22.483	25
2017	21.477	24.894	9	22.142	25.716	17	22.483	26.139	21
2018	24.894	24.531	6	25.716	25.392	21	26.139	25.835	21
2019	24.531	29.430	6	25.392	30.524	17	25.835	31.088	28
2020	29.430	32.927	6	30.524	34.220	15	31.088	34.887	13
Janus Henderson Enterprise Portfolio - Service Shares
2011	17.605	16.988	3	17.933	17.339	12	18.094	17.512	21
2012	16.988	19.500	1*	17.339	19.943	11	17.512	20.162	19
2013	19.500	25.263	1*	19.943	25.889	8	20.162	26.199	15
2014	25.263	27.822	1*	25.889	28.568	7	26.199	28.940	18
2015	27.822	28.327	1*	28.568	29.145	7	28.940	29.553	12
2016	28.327	31.158	1*	29.145	32.122	8	29.553	32.605	11
2017	31.158	38.853	1*	32.122	40.135	6	32.605	40.779	9
2018	38.853	37.868	1*	40.135	39.195	5	40.779	39.864	8
2019	37.868	50.219	1*	39.195	52.082	5	39.864	53.024	7
2020	50.219	58.726	1*	52.082	61.027	4	53.024	62.193	6
Janus Henderson Global Research Portfolio - Service Shares
2011	11.103	9.370	1*	N/A	N/A	N/A	11.420	9.667	1*
2012	9.370	11.020	1*	N/A	N/A	N/A	9.667	11.403	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Core Bond Portfolio - Class 2
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	9.781	9.702	13	N/A	N/A	N/A
2019	9.676	10.225	8	9.702	10.289	6	N/A	N/A	N/A
2020	10.225	10.803	8	10.289	10.893	50	10.886	10.938	9
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2
2015	N/A	N/A	N/A	9.541	9.416	3	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.416	9.797	3	N/A	N/A	N/A
2017	N/A	N/A	N/A	9.797	11.255	4	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.255	10.367	5	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	11.399	11.937	3
2020	N/A	N/A	N/A	N/A	N/A	N/A	11.937	13.557	6
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	10.986	11.185	2	10.888	11.197	4
2015	N/A	N/A	N/A	11.185	10.530	4	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.530	12.158	11	9.974	12.194	1*
2017	N/A	N/A	N/A	12.158	13.553	2	12.194	13.607	1*
2018	N/A	N/A	N/A	13.553	11.879	2	13.607	11.938	1*
2019	N/A	N/A	N/A	11.879	14.873	2	11.938	14.962	2
2020	N/A	N/A	N/A	14.873	15.327	2	14.962	15.434	3

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Baron Growth Opportunities Fund - Service Class
2011	10.811	11.034	1*	10.911	11.158	81	10.961	11.221	42
2012	11.034	12.801	9	11.158	12.972	28	11.221	13.058	47
2013	12.801	17.593	10	12.972	17.863	69	13.058	17.999	43
2014	17.593	18.100	10	17.863	18.414	32	17.999	18.573	35
2015	18.100	16.912	9	18.414	17.240	29	18.573	17.406	50
2016	16.912	17.518	1*	17.240	17.894	23	17.406	18.084	43
2017	17.518	21.870	1*	17.894	22.384	22	18.084	22.645	36
2018	21.870	20.614	1*	22.384	21.140	21	22.645	21.409	42
2019	20.614	27.585	1*	21.140	28.346	18	21.409	28.735	38
2020	27.585	36.290	1*	28.346	37.366	17	28.735	37.916	29
LVIP BlackRock Advantage Allocation Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	9.889	9.448	21	9.944	9.511	17
2012	N/A	N/A	N/A	9.448	10.839	20	9.511	10.922	17
2013	N/A	N/A	N/A	10.839	12.566	16	10.922	12.675	6
2014	12.353	12.512	3	12.566	12.753	21	12.675	12.876	13
2015	12.512	11.651	1*	12.753	11.899	17	12.876	12.026	30
2016	11.651	12.766	1*	11.899	13.065	23	12.026	13.217	17
2017	12.766	14.548	1*	13.065	14.918	24	13.217	15.107	16
2018	14.548	13.113	2	14.918	13.473	23	15.107	13.658	21
2019	13.113	15.220	1*	13.473	15.670	18	13.658	15.900	18
2020	15.220	15.063	1*	15.670	15.539	17	15.900	15.783	21
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class(10)
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.626	9.907	1*	10.794	9.921	1*
2014	N/A	N/A	N/A	9.907	9.240	7	9.921	9.262	7
2015	9.864	7.651	1*	9.240	7.702	9	9.262	7.728	12
2016	7.651	8.017	1*	7.702	8.086	9	7.728	8.121	9
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
2013	N/A	N/A	N/A	9.774	10.401	6	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.401	10.169	6	10.409	10.186	1*
2015	10.428	9.482	2	10.169	9.532	7	10.186	9.557	11
2016	9.482	9.536	2	9.532	9.606	6	9.557	9.641	9
2017	9.536	10.555	2	9.606	10.653	7	9.641	10.703	12
2018	10.555	9.573	2	10.653	9.682	5	10.703	9.736	16
2019	9.573	10.917	2	9.682	11.063	4	9.736	11.136	9
2020	10.917	11.827	2	11.063	12.009	4	11.136	12.101	8
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.977	10.783	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.783	12.471	1*	N/A	N/A	N/A
2020	N/A	N/A	N/A	12.471	12.460	1*	N/A	N/A	N/A
LVIP BlackRock Global Real Estate Fund - Service Class
2011	7.250	6.480	6	7.303	6.540	157	7.329	6.571	129
2012	6.480	7.909	3	6.540	7.999	54	6.571	8.044	106
2013	7.909	7.996	3	7.999	8.103	45	8.044	8.157	83
2014	7.996	8.913	1*	8.103	9.050	36	8.157	9.119	72
2015	8.913	8.617	1*	9.050	8.767	27	9.119	8.843	57
2016	8.617	8.534	1*	8.767	8.700	22	8.843	8.784	57
2017	8.534	9.260	1*	8.700	9.459	21	8.784	9.560	48
2018	9.260	8.307	1*	9.459	8.502	16	9.560	8.602	38
2019	8.307	10.156	1*	8.502	10.416	14	8.602	10.548	30
2020	10.156	9.721	1*	10.416	9.989	13	10.548	10.126	30

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP BlackRock Inflation Protected Bond Fund - Service Class
2010	N/A	N/A	N/A	10.145	10.093	1*	10.334	10.099	5
2011	10.080	11.065	1*	10.093	11.101	29	10.099	11.119	98
2012	11.065	11.535	1*	11.101	11.596	29	11.119	11.626	82
2013	11.535	10.348	12	11.596	10.423	273	11.626	10.461	413
2014	10.348	10.446	199	10.423	10.543	256	10.461	10.592	329
2015	10.446	9.940	84	10.543	10.053	210	10.592	10.109	281
2016	9.940	10.077	81	10.053	10.212	192	10.109	10.280	253
2017	10.077	10.079	76	10.212	10.234	182	10.280	10.312	263
2018	10.079	9.892	73	10.234	10.064	158	10.312	10.151	239
2019	9.892	10.251	68	10.064	10.451	137	10.151	10.552	187
2020	10.251	10.563	57	10.451	10.790	128	10.552	10.905	170
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.274	11.033	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.033	12.851	1*	N/A	N/A	N/A
2020	N/A	N/A	N/A	12.851	13.011	1*	N/A	N/A	N/A
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Service Class(11)
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
2011	13.845	12.779	4	14.057	13.001	45	14.165	13.114	47
2012	12.779	14.558	3	13.001	14.840	40	13.114	14.984	40
2013	14.558	17.881	3	14.840	18.264	28	14.984	18.460	30
2014	17.881	18.437	2	18.264	18.870	25	18.460	19.091	28
2015	18.437	18.287	2	18.870	18.754	24	19.091	18.993	30
2016	18.287	17.663	2	18.754	18.150	20	18.993	18.400	25
2017	17.663	21.805	2	18.150	22.451	19	18.400	22.783	25
2018	21.805	20.421	1*	22.451	21.069	18	22.783	21.401	22
2019	20.421	23.972	1*	21.069	24.781	22	21.401	25.198	19
2020	23.972	29.050	1*	24.781	30.091	20	25.198	30.627	13
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	9.782	8.864	42	9.818	8.905	9
2012	N/A	N/A	N/A	8.864	9.256	9	8.905	9.308	4
2013	10.475	11.183	4	9.256	11.332	38	9.308	11.407	18
2014	N/A	N/A	N/A	11.332	10.300	14	11.407	10.379	15
2015	10.819	9.512	1*	10.300	9.677	15	10.379	9.761	12
2016	9.512	9.520	1*	9.677	9.704	10	9.761	9.798	8
2017	9.520	11.698	1*	9.704	11.949	9	9.798	12.077	14
2018	11.698	11.493	1*	11.949	11.763	8	12.077	11.901	8
2019	11.493	14.050	1*	11.763	14.409	9	11.901	14.592	8
2020	14.050	17.563	1*	14.409	18.048	9	14.592	18.296	7
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.003	9.246	7
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.246	9.410	12
2017	N/A	N/A	N/A	9.947	10.865	2	9.410	10.893	6
2018	11.016	9.981	1*	10.865	10.054	2	10.893	10.090	6
2019	9.981	10.334	1*	10.054	10.419	2	10.090	10.460	6
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	10.337	10.417	1*	9.962	10.428	1*
2015	N/A	N/A	N/A	10.417	9.808	13	10.428	9.827	5
2016	N/A	N/A	N/A	9.808	10.477	11	9.827	10.508	1*
2017	N/A	N/A	N/A	10.477	12.423	9	10.508	12.473	1*
2018	12.714	11.712	1*	12.423	11.830	8	12.473	11.889	6
2019	11.712	13.667	2	11.830	13.832	9	11.889	13.915	12
2020	13.667	15.348	1*	13.832	15.565	9	13.915	15.674	9

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Delaware Bond Fund - Service Class
2011	12.816	13.488	69	13.013	13.722	1,043	13.112	13.841	1,597
2012	13.488	14.059	55	13.722	14.332	888	13.841	14.471	1,343
2013	14.059	13.430	47	14.332	13.718	784	14.471	13.864	1,083
2014	13.430	13.915	44	13.718	14.242	660	13.864	14.409	958
2015	13.915	13.658	40	14.242	14.007	570	14.409	14.185	865
2016	13.658	13.718	38	14.007	14.097	523	14.185	14.290	757
2017	13.718	13.999	37	14.097	14.415	490	14.290	14.627	689
2018	13.999	13.574	32	14.415	14.005	451	14.627	14.225	627
2019	13.574	14.494	32	14.005	14.984	424	14.225	15.235	578
2020	14.494	15.570	29	14.984	16.128	418	15.235	16.415	500
LVIP Delaware Diversified Floating Rate Fund - Service Class
2011	10.021	9.785	3	10.034	9.817	54	10.040	9.833	33
2012	9.785	9.981	3	9.817	10.034	65	9.833	10.060	137
2013	9.981	9.843	5	10.034	9.914	77	10.060	9.950	249
2014	9.843	9.692	32	9.914	9.783	68	9.950	9.828	207
2015	9.692	9.418	33	9.783	9.524	60	9.828	9.578	143
2016	9.418	9.426	33	9.524	9.551	61	9.578	9.615	175
2017	9.426	9.459	32	9.551	9.604	66	9.615	9.678	122
2018	9.459	9.283	33	9.604	9.444	73	9.678	9.526	106
2019	9.283	9.504	10	9.444	9.688	58	9.526	9.782	75
2020	9.504	9.429	1*	9.688	9.631	48	9.782	9.734	58
LVIP Delaware Mid Cap Value Fund - Service Class
2011	N/A	N/A	N/A	9.277	8.616	36	9.311	8.656	14
2012	N/A	N/A	N/A	8.616	9.702	6	8.656	9.757	22
2013	10.759	12.550	1*	9.702	12.717	5	9.757	12.801	22
2014	12.550	13.207	1*	12.717	13.409	2	12.801	13.512	13
2015	13.207	12.947	1*	13.409	13.172	3	13.512	13.286	15
2016	N/A	N/A	N/A	13.172	15.538	10	13.286	15.688	23
2017	N/A	N/A	N/A	15.538	17.925	4	15.688	18.116	21
2018	N/A	N/A	N/A	17.925	14.972	4	18.116	15.146	18
2019	N/A	N/A	N/A	14.972	19.130	1*	15.146	19.373	16
2020	N/A	N/A	N/A	19.130	18.838	1*	19.373	19.096	16
LVIP Delaware Social Awareness Fund - Service Class
2010	13.367	14.582	15	13.546	14.806	237	13.636	14.919	249
2011	14.582	14.349	11	14.806	14.599	184	14.919	14.725	190
2012	14.349	16.174	8	14.599	16.488	155	14.725	16.648	154
2013	16.174	21.457	7	16.488	21.919	123	16.648	22.153	124
2014	21.457	24.169	4	21.919	24.738	98	22.153	25.027	97
2015	24.169	23.475	3	24.738	24.076	88	25.027	24.381	88
2016	23.475	24.476	3	24.076	25.153	80	24.381	25.498	78
2017	24.476	28.764	3	25.153	29.619	72	25.498	30.055	66
2018	28.764	26.842	3	29.619	27.695	66	30.055	28.131	58
2019	26.842	34.637	3	27.695	35.808	62	28.131	36.408	47
2020	34.637	40.533	3	35.808	41.988	56	36.408	42.734	39
LVIP Delaware Wealth Builder Fund - Service Class(7)
2011	14.268	13.682	1*	14.488	13.920	19	14.599	14.041	29
2012	13.682	15.171	1*	13.920	15.466	10	14.041	15.616	23
2013	15.171	17.854	1*	15.466	18.237	23	15.616	18.432	12
2014	17.854	18.232	1*	18.237	18.661	19	18.432	18.879	12
2015	18.232	17.606	1*	18.661	18.057	1*	18.879	18.286	10
2016	17.606	18.200	1*	18.057	18.703	1*	18.286	18.960	7
2017	18.200	20.003	1*	18.703	20.597	1*	18.960	20.901	5
2018	20.003	18.554	1*	20.597	19.144	1*	20.901	19.446	5
2019	18.554	21.047	1*	19.144	21.759	1*	19.446	22.124	4
2020	21.047	21.757	1*	21.759	22.538	1*	22.124	22.939	4
LVIP Dimensional International Core Equity Fund - Service Class
2015	N/A	N/A	N/A	9.867	8.964	2	9.881	8.970	2
2016	N/A	N/A	N/A	8.964	9.186	2	8.970	9.202	2
2017	N/A	N/A	N/A	9.186	11.471	2	9.202	11.502	26
2018	N/A	N/A	N/A	11.471	9.276	2	11.502	9.310	23
2019	N/A	N/A	N/A	9.276	10.991	2	9.310	11.043	4
2020	N/A	N/A	N/A	N/A	N/A	N/A	11.043	11.586	4

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
2011	8.750	8.285	6	8.210	8.295	19	8.758	8.300	19
2012	8.285	9.630	6	8.295	9.662	24	8.300	9.677	17
2013	9.630	10.851	7	9.662	10.908	27	9.677	10.937	34
2014	10.851	9.823	1*	10.908	9.895	49	10.937	9.930	24
2015	9.823	9.232	2	9.895	9.318	48	9.930	9.361	36
2016	9.232	9.214	2	9.318	9.319	49	9.361	9.371	24
2017	9.214	11.377	2	9.319	11.529	43	9.371	11.606	29
2018	11.377	9.345	3	11.529	9.489	45	11.606	9.564	33
2019	9.345	10.684	3	9.489	10.871	37	9.564	10.967	15
2020	10.684	9.786	3	10.871	9.976	35	10.967	10.074	14
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
2011	N/A	N/A	N/A	10.105	10.018	2	10.161	10.084	17
2012	N/A	N/A	N/A	10.018	11.318	1*	10.084	11.404	16
2013	N/A	N/A	N/A	11.318	14.777	2	11.404	14.904	6
2014	N/A	N/A	N/A	14.777	16.384	2	14.904	16.542	4
2015	N/A	N/A	N/A	16.384	15.731	3	16.542	15.898	5
2016	N/A	N/A	N/A	15.731	17.632	3	15.898	17.837	5
2017	N/A	N/A	N/A	17.632	20.881	3	17.837	21.145	5
2018	N/A	N/A	N/A	20.881	18.967	3	21.145	19.227	5
2019	N/A	N/A	N/A	18.967	24.178	2	19.227	24.533	3
2020	N/A	N/A	N/A	24.178	27.573	2	24.533	28.005	3
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.072	9.363	28
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.363	10.732	15
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.732	12.463	2
2018	N/A	N/A	N/A	N/A	N/A	N/A	12.463	11.056	5
2019	N/A	N/A	N/A	N/A	N/A	N/A	11.056	13.983	8
2020	N/A	N/A	N/A	N/A	N/A	N/A	13.983	15.832	6
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
2011	8.689	9.338	12	8.529	9.351	17	8.831	9.356	35
2012	9.338	10.730	11	9.351	10.767	28	9.356	10.783	19
2013	10.730	13.567	12	10.767	13.639	32	10.783	13.674	32
2014	13.567	13.902	2	13.639	14.004	48	13.674	14.054	40
2015	13.902	12.570	2	14.004	12.688	39	14.054	12.746	13
2016	12.570	13.672	2	12.688	13.829	37	12.746	13.905	13
2017	13.672	15.947	1*	13.829	16.161	34	13.905	16.267	9
2018	15.947	14.392	2	16.161	14.615	30	16.267	14.725	13
2019	14.392	16.843	2	14.615	17.138	25	14.725	17.285	8
2020	16.843	19.006	2	17.138	19.378	22	17.285	19.563	12
LVIP Dimensional/Vanguard Total Bond Fund - Service Class
2011	10.195	10.324	5	10.295	10.337	13	10.077	10.344	23
2012	10.324	10.483	6	10.337	10.517	34	10.344	10.534	15
2013	N/A	N/A	N/A	10.517	10.029	39	10.534	10.055	12
2014	N/A	N/A	N/A	10.029	10.293	54	10.055	10.330	28
2015	10.156	10.033	3	10.293	10.126	53	10.330	10.173	20
2016	10.033	10.025	3	10.126	10.138	58	10.173	10.196	33
2017	10.025	10.101	3	10.138	10.235	58	10.196	10.304	107
2018	N/A	N/A	N/A	10.235	10.023	59	10.304	10.100	110
2019	N/A	N/A	N/A	10.023	10.565	58	10.100	10.656	30
2020	N/A	N/A	N/A	10.565	10.949	96	10.656	11.055	25
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	10.020	11.048	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.048	11.493	3	10.914	11.511	6
2015	11.582	10.661	1*	11.493	10.717	7	11.511	10.745	12
2016	10.661	11.110	1*	10.717	11.192	7	10.745	11.232	1*
2017	11.110	12.931	1*	11.192	13.052	5	11.232	13.113	1*
2018	12.931	11.904	1*	13.052	12.039	5	13.113	12.107	1*
2019	11.904	13.971	1*	12.039	14.158	6	12.107	14.252	11
2020	13.971	16.428	1*	14.158	16.681	5	14.252	16.809	9

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	7.848	7.458	27	7.877	7.493	13
2012	N/A	N/A	N/A	7.458	8.866	26	7.493	8.916	24
2013	9.682	10.291	3	8.866	10.428	28	8.916	10.497	16
2014	10.291	9.872	2	10.428	10.023	38	10.497	10.100	30
2015	N/A	N/A	N/A	10.023	9.041	33	10.100	9.119	33
2016	N/A	N/A	N/A	9.041	9.081	24	9.119	9.168	14
2017	N/A	N/A	N/A	9.081	10.811	22	9.168	10.927	12
2018	N/A	N/A	N/A	10.811	9.634	18	10.927	9.746	6
2019	N/A	N/A	N/A	9.634	10.656	18	9.746	10.792	3
2020	N/A	N/A	N/A	10.656	11.774	15	10.792	11.936	2
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	13.363	13.575	2
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	10.618	10.252	175	9.658	10.268	8
2015	N/A	N/A	N/A	10.252	9.270	10	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.270	10.112	5	N/A	N/A	N/A
2017	N/A	N/A	N/A	10.112	11.017	6	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.017	10.094	6	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.094	11.490	6	N/A	N/A	N/A
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
2011	N/A	N/A	N/A	12.327	12.535	171	12.396	12.617	167
2012	N/A	N/A	N/A	12.535	13.495	196	12.617	13.597	171
2013	13.292	14.277	2	13.495	14.524	159	13.597	14.649	108
2014	14.277	14.769	2	14.524	15.054	140	14.649	15.199	79
2015	14.769	14.168	2	15.054	14.470	124	15.199	14.624	53
2016	14.168	14.561	2	14.470	14.902	73	14.624	15.076	38
2017	N/A	N/A	N/A	14.902	16.149	65	15.076	16.353	34
2018	N/A	N/A	N/A	16.149	15.132	48	16.353	15.338	28
2019	N/A	N/A	N/A	15.132	17.067	44	15.338	17.317	27
2020	N/A	N/A	N/A	17.067	17.922	37	17.317	18.203	21
LVIP Global Growth Allocation Managed Risk Fund - Service Class
2011	11.588	11.342	13	11.718	11.492	210	11.783	11.568	173
2012	11.342	12.116	21	11.492	12.301	288	11.568	12.395	183
2013	12.116	13.465	22	12.301	13.698	416	12.395	13.816	231
2014	13.465	13.635	21	13.698	13.899	411	13.816	14.032	152
2015	13.635	12.853	13	13.899	13.127	236	14.032	13.267	108
2016	12.853	13.177	13	13.127	13.485	183	13.267	13.642	93
2017	13.177	14.912	12	13.485	15.292	165	13.642	15.485	73
2018	14.912	13.672	11	15.292	14.048	149	15.485	14.240	52
2019	13.672	15.502	11	14.048	15.961	140	14.240	16.195	41
2020	15.502	16.061	10	15.961	16.569	131	16.195	16.829	38
LVIP Global Income Fund - Service Class
2011	11.436	11.314	1*	11.476	11.376	94	11.492	11.404	97
2012	11.314	11.925	1*	11.376	12.015	104	11.404	12.056	76
2013	11.925	11.342	4	12.015	11.450	110	12.056	11.501	85
2014	11.342	11.316	4	11.450	11.447	104	11.501	11.509	103
2015	11.316	10.851	2	11.447	10.999	98	11.509	11.070	78
2016	10.851	10.675	3	10.999	10.841	92	11.070	10.922	74
2017	10.675	10.975	1*	10.841	11.169	92	10.922	11.263	101
2018	10.975	10.947	1*	11.169	11.162	65	11.263	11.268	80
2019	10.947	11.435	1*	11.162	11.684	59	11.268	11.806	66
2020	11.435	11.952	1*	11.684	12.236	62	11.806	12.376	63

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
2011	12.092	11.973	15	12.227	12.131	343	12.296	12.211	507
2012	11.973	12.842	14	12.131	13.038	336	12.211	13.137	563
2013	12.842	14.060	14	13.038	14.303	290	13.137	14.426	575
2014	14.060	14.331	21	14.303	14.608	254	14.426	14.748	469
2015	14.331	13.553	11	14.608	13.842	160	14.748	13.989	411
2016	13.553	13.839	10	13.842	14.163	139	13.989	14.328	368
2017	13.839	15.485	11	14.163	15.880	118	14.328	16.080	329
2018	15.485	14.332	6	15.880	14.726	105	16.080	14.927	264
2019	14.332	16.134	6	14.726	16.611	105	14.927	16.855	204
2020	16.134	16.754	5	16.611	17.284	79	16.855	17.555	160
LVIP Goldman Sachs Income Builder Fund - Service Class
2017	N/A	N/A	N/A	10.280	10.853	1*	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.853	10.174	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.174	11.358	1*	N/A	N/A	N/A
LVIP Government Money Market Fund - Service Class
2011	9.998	9.813	54	10.151	9.982	577	10.228	10.069	660
2012	9.813	9.630	43	9.982	9.817	489	10.069	9.912	476
2013	9.630	9.451	36	9.817	9.654	387	9.912	9.757	439
2014	9.451	9.276	15	9.654	9.493	296	9.757	9.604	348
2015	9.276	9.103	14	9.493	9.335	300	9.604	9.454	315
2016	9.103	8.934	60	9.335	9.180	311	9.454	9.306	306
2017	8.934	8.782	58	9.180	9.042	393	9.306	9.175	210
2018	8.782	8.715	58	9.042	8.991	199	9.175	9.133	177
2019	8.715	8.683	57	8.991	8.975	204	9.133	9.126	233
2020	8.683	8.537	53	8.975	8.842	223	9.126	9.000	287
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	10.370	9.527	18	10.352	9.550	4	10.162	9.573	3
2016	9.527	10.352	18	9.550	10.399	5	9.573	10.434	3
2017	10.352	11.249	17	10.399	11.322	4	10.434	11.372	4
2018	11.249	10.030	1*	11.322	10.116	4	11.372	10.171	7
2019	10.030	10.937	1*	10.116	11.038	4	10.171	11.103	7
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.078	10.283	1*
2015	10.282	9.163	1*	10.277	9.200	19	10.283	9.218	4
2016	9.163	9.517	1*	9.200	9.575	25	9.218	9.603	1*
2017	9.517	10.988	1*	9.575	11.076	23	9.603	11.120	1*
2018	10.988	9.763	1*	11.076	9.861	17	11.120	9.910	1*
2019	9.763	11.424	1*	9.861	11.562	21	9.910	11.632	11
2020	11.424	11.988	1*	11.562	12.157	20	11.632	12.242	7
LVIP JPMorgan High Yield Fund - Service Class
2011	10.785	10.850	2	10.798	10.885	8	10.805	10.903	107
2012	10.850	12.204	2	10.885	12.268	9	10.903	12.300	104
2013	12.204	12.729	5	12.268	12.821	13	12.300	12.868	88
2014	12.729	12.812	2	12.821	12.931	17	12.868	12.991	59
2015	12.812	12.046	3	12.931	12.182	18	12.991	12.251	75
2016	12.046	13.353	3	12.182	13.531	29	12.251	13.621	78
2017	13.353	13.955	1*	13.531	14.169	25	13.621	14.278	58
2018	13.955	13.268	1*	14.169	13.499	25	14.278	13.616	34
2019	13.268	14.671	1*	13.499	14.956	23	13.616	15.101	26
2020	14.671	15.157	1*	14.956	15.483	20	15.101	15.648	24
LVIP JPMorgan Retirement Income Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
2010	7.365	8.994	4	7.404	9.059	28	7.424	9.093	9
2011	N/A	N/A	N/A	9.059	8.728	1*	9.093	8.769	11
2012	N/A	N/A	N/A	8.728	9.736	1*	8.769	9.792	4
2013	N/A	N/A	N/A	9.736	11.857	1*	9.792	11.937	16
2014	N/A	N/A	N/A	11.857	12.572	7	11.937	12.669	23
2015	N/A	N/A	N/A	12.572	11.375	9	12.669	11.475	14
2016	12.087	12.037	1*	11.375	12.271	11	11.475	12.391	10
2017	12.037	13.512	1*	12.271	13.802	11	12.391	13.951	15
2018	13.512	11.664	1*	13.802	11.938	10	13.951	12.079	14
2019	N/A	N/A	N/A	11.938	13.599	9	12.079	13.773	16
LVIP MFS International Equity Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	9.619	10.043	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.043	9.148	4	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.148	8.982	2	9.358	9.006	5
2016	N/A	N/A	N/A	8.982	8.694	15	9.006	8.726	6
2017	N/A	N/A	N/A	8.694	10.993	14	8.726	11.044	6
2018	N/A	N/A	N/A	10.993	9.895	12	11.044	9.950	17
2019	N/A	N/A	N/A	9.895	12.263	12	9.950	12.345	18
2020	N/A	N/A	N/A	12.263	12.327	12	12.345	12.421	18
LVIP MFS International Growth Fund - Service Class
2011	8.185	7.220	1*	8.245	7.287	29	8.275	7.321	27
2012	7.220	8.438	1*	7.287	8.533	18	7.321	8.581	18
2013	8.438	9.382	1*	8.533	9.507	20	8.581	9.570	32
2014	9.382	8.718	1*	9.507	8.852	20	9.570	8.920	32
2015	8.718	8.644	1*	8.852	8.794	37	8.920	8.870	20
2016	8.644	8.600	1*	8.794	8.767	29	8.870	8.852	17
2017	8.600	11.100	1*	8.767	11.338	28	8.852	11.459	24
2018	11.100	9.969	1*	11.338	10.203	22	11.459	10.323	25
2019	9.969	12.446	1*	10.203	12.765	22	10.323	12.927	16
2020	12.446	13.952	1*	12.765	14.337	26	12.927	14.534	22
LVIP MFS Value Fund - Service Class
2011	8.305	8.120	6	8.365	8.195	251	8.396	8.233	80
2012	8.120	9.245	4	8.195	9.350	67	8.233	9.402	50
2013	9.245	12.303	5	9.350	12.467	103	9.402	12.549	64
2014	12.303	13.306	5	12.467	13.511	89	12.549	13.614	62
2015	13.306	12.952	5	13.511	13.178	64	13.614	13.292	47
2016	12.952	14.460	6	13.178	14.741	60	13.292	14.883	46
2017	14.460	16.647	5	14.741	17.004	42	14.883	17.186	49
2018	16.647	14.664	3	17.004	15.009	33	17.186	15.184	49
2019	14.664	18.635	3	15.009	19.111	29	15.184	19.354	47
2020	18.635	18.906	1*	19.111	19.428	29	19.354	19.694	45
LVIP Mondrian International Value Fund - Service Class
2011	17.506	16.411	52	17.774	16.696	188	17.910	16.841	235
2012	16.411	17.606	16	16.696	17.948	152	16.841	18.121	213
2013	17.606	21.000	14	17.948	21.450	131	18.121	21.679	193
2014	21.000	20.034	10	21.450	20.505	105	21.679	20.745	161
2015	20.034	18.868	8	20.505	19.350	95	20.745	19.596	127
2016	18.868	19.208	7	19.350	19.739	87	19.596	20.010	115
2017	19.208	22.813	6	19.739	23.490	82	20.010	23.835	93
2018	22.813	19.764	6	23.490	20.391	75	23.835	20.712	85
2019	19.764	22.873	6	20.391	23.646	71	20.712	24.043	73
2020	22.873	21.273	6	23.646	22.036	65	24.043	22.428	65
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	10.021	8.919	1*	9.980	8.948	4	9.623	8.963	1*
2016	8.919	9.235	1*	8.948	9.284	4	8.963	9.309	1*
2017	9.235	10.890	1*	9.284	10.970	4	9.309	11.010	3
2018	10.890	9.771	1*	10.970	9.862	3	11.010	9.908	3
2019	9.771	11.443	1*	9.862	11.573	3	9.908	11.638	3
2020	11.443	12.920	1*	11.573	13.093	3	11.638	13.180	6

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP PIMCO Low Duration Bond Fund - Service Class
2014	9.955	9.881	1*	9.997	9.893	2	9.962	9.900	36
2015	9.881	9.832	3	9.893	9.864	27	9.900	9.880	59
2016	9.832	9.876	4	9.864	9.928	33	9.880	9.954	49
2017	9.876	9.828	3	9.928	9.900	68	9.954	9.936	36
2018	9.828	9.731	3	9.900	9.821	64	9.936	9.867	52
2019	9.731	9.844	6	9.821	9.956	81	9.867	10.012	32
2020	9.844	10.029	1*	9.956	10.163	74	10.012	10.231	15
LVIP SSGA Bond Index Fund - Service Class
2011	11.080	11.647	4	11.136	11.729	162	11.164	11.771	244
2012	11.647	11.839	7	11.729	11.946	152	11.771	12.001	215
2013	11.839	11.289	3	11.946	11.415	136	12.001	11.478	224
2014	11.289	11.685	3	11.415	11.838	106	11.478	11.915	148
2015	11.685	11.465	6	11.838	11.639	102	11.915	11.726	155
2016	11.465	11.478	6	11.639	11.675	87	11.726	11.775	140
2017	11.478	11.591	6	11.675	11.814	69	11.775	11.927	129
2018	11.591	11.307	2	11.814	11.548	70	11.927	11.670	128
2019	11.307	11.978	2	11.548	12.258	68	11.670	12.400	125
2020	11.978	12.602	4	12.258	12.922	79	12.400	13.085	110
LVIP SSGA Conservative Index Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.436	10.511	1*	10.441	10.526	7
2012	N/A	N/A	N/A	10.511	11.245	1*	10.526	11.273	11
2013	N/A	N/A	N/A	11.245	11.778	1*	11.273	11.818	8
2014	11.806	11.990	1*	11.778	12.097	11	11.818	12.150	8
2015	N/A	N/A	N/A	12.097	11.751	5	12.150	11.815	6
2016	N/A	N/A	N/A	11.751	12.101	3	11.815	12.179	3
2017	N/A	N/A	N/A	12.101	13.139	2	12.179	13.237	2
2018	N/A	N/A	N/A	13.139	12.326	1*	13.237	12.431	5
2019	N/A	N/A	N/A	12.326	13.881	5	12.431	14.012	8
2020	N/A	N/A	N/A	13.881	15.273	1*	14.012	15.432	12
LVIP SSGA Conservative Structured Allocation Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.394	10.489	15
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.489	11.157	14
2013	N/A	N/A	N/A	11.544	11.687	11	11.157	11.727	17
2014	N/A	N/A	N/A	11.687	12.096	10	11.727	12.150	17
2015	12.252	11.516	11	12.096	11.642	9	12.150	11.705	16
2016	11.516	12.042	11	11.642	12.198	8	11.705	12.277	16
2017	12.042	12.930	11	12.198	13.123	8	12.277	13.221	16
2018	12.930	12.020	11	13.123	12.224	8	13.221	12.327	14
2019	12.020	13.369	11	12.224	13.624	7	12.327	13.753	20
2020	13.369	14.351	11	13.624	14.653	6	13.753	14.806	13
LVIP SSGA Developed International 150 Fund - Service Class
2011	9.292	7.991	1*	9.339	8.047	95	9.363	8.076	39
2012	7.991	8.888	1*	8.047	8.969	57	8.076	9.010	32
2013	N/A	N/A	N/A	8.969	10.583	55	9.010	10.641	38
2014	N/A	N/A	N/A	10.583	10.472	24	10.641	10.540	38
2015	N/A	N/A	N/A	10.472	9.828	38	10.540	9.902	25
2016	N/A	N/A	N/A	9.828	10.577	22	9.902	10.668	20
2017	11.888	12.575	3	10.577	12.817	73	10.668	12.940	29
2018	12.575	10.433	2	12.817	10.655	71	12.940	10.768	30
2019	10.433	11.786	1*	10.655	12.061	62	10.768	12.200	26
2020	N/A	N/A	N/A	12.061	11.343	25	12.200	11.486	24
LVIP SSGA Emerging Markets 100 Fund - Service Class
2011	14.051	11.697	1*	14.118	11.776	54	14.154	11.818	53
2012	11.697	12.899	1*	11.776	13.012	47	11.818	13.071	42
2013	N/A	N/A	N/A	13.012	12.399	40	13.071	12.468	38
2014	N/A	N/A	N/A	12.399	11.749	27	12.468	11.827	37
2015	N/A	N/A	N/A	11.749	9.559	28	11.827	9.631	39
2016	N/A	N/A	N/A	9.559	10.822	25	9.631	10.915	34
2017	N/A	N/A	N/A	10.822	13.141	47	10.915	13.267	38
2018	N/A	N/A	N/A	13.141	11.300	40	13.267	11.420	29
2019	N/A	N/A	N/A	11.300	11.925	36	11.420	12.064	28
2020	N/A	N/A	N/A	11.925	12.006	18	12.064	12.158	25

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.797	11.641	2
2020	N/A	N/A	N/A	N/A	N/A	N/A	11.641	13.393	3
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class(8)
2011	10.692	10.486	18	10.811	10.625	433	10.872	10.695	163
2012	10.486	11.408	7	10.625	11.582	219	10.695	11.670	146
2013	11.408	12.261	5	11.582	12.473	220	11.670	12.580	152
2014	12.261	12.476	5	12.473	12.717	25	12.580	12.840	76
2015	12.476	11.415	5	12.717	11.659	13	12.840	11.783	75
2016	11.415	11.801	3	11.659	12.077	25	11.783	12.217	68
2017	11.801	13.261	3	12.077	13.598	23	12.217	13.770	42
2018	13.261	11.918	3	13.598	12.246	17	13.770	12.413	35
2019	11.918	13.502	3	12.246	13.901	16	12.413	14.105	35
2020	13.502	14.142	3	13.901	14.590	14	14.105	14.819	27
LVIP SSGA International Index Fund - Service Class
2011	8.373	7.181	1*	8.415	7.232	39	8.436	7.257	82
2012	7.181	8.301	1*	7.232	8.376	36	7.257	8.414	52
2013	8.301	9.830	19	8.376	9.939	218	8.414	9.994	313
2014	9.830	9.059	14	9.939	9.178	176	9.994	9.238	270
2015	9.059	8.758	12	9.178	8.891	163	9.238	8.958	249
2016	8.758	8.657	13	8.891	8.806	151	8.958	8.881	220
2017	8.657	10.565	12	8.806	10.768	143	8.881	10.871	210
2018	10.565	8.923	10	10.768	9.113	124	10.871	9.209	210
2019	8.923	10.618	10	9.113	10.865	112	9.209	10.991	173
2020	10.618	11.208	11	10.865	11.492	107	10.991	11.637	167
LVIP SSGA International Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.129	8.670	1*	N/A	N/A	N/A
2016	8.191	8.150	1*	8.670	8.200	8	8.264	8.224	8
2017	8.150	9.913	1*	8.200	9.993	6	8.224	10.033	2
2018	9.913	8.518	1*	9.993	8.604	6	10.033	8.647	2
2019	8.518	9.903	1*	8.604	10.022	5	8.647	10.083	2
2020	9.903	9.598	1*	10.022	9.733	5	10.083	9.802	2
LVIP SSGA Large Cap 100 Fund - Service Class
2011	10.754	10.770	1*	10.809	10.846	88	10.836	10.884	62
2012	10.770	11.830	1*	10.846	11.937	34	10.884	11.991	43
2013	11.830	15.727	1*	11.937	15.902	58	11.991	15.990	47
2014	15.727	17.968	1*	15.902	18.204	48	15.990	18.323	33
2015	N/A	N/A	N/A	18.204	17.018	38	18.323	17.147	34
2016	18.398	19.940	1*	17.018	20.283	28	17.147	20.456	27
2017	N/A	N/A	N/A	20.283	23.623	25	20.456	23.849	28
2018	N/A	N/A	N/A	23.623	20.593	17	23.849	20.811	24
2019	N/A	N/A	N/A	20.593	25.710	13	20.811	26.008	21
2020	N/A	N/A	N/A	25.710	25.964	13	26.008	26.291	21
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	9.908	10.877	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.877	11.360	4	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.360	10.567	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.567	11.212	1*	10.028	11.253	1*
2017	N/A	N/A	N/A	11.212	13.315	2	N/A	N/A	N/A
2018	N/A	N/A	N/A	13.315	12.451	2	12.924	12.521	3
2019	N/A	N/A	N/A	12.451	14.795	2	12.521	14.894	10
2020	N/A	N/A	N/A	14.795	16.800	2	14.894	16.928	7
LVIP SSGA Mid-Cap Index Fund - Service Class
2017	N/A	N/A	N/A	11.564	12.484	52	11.571	12.499	4
2018	N/A	N/A	N/A	12.484	10.851	55	12.499	10.874	4
2019	N/A	N/A	N/A	10.851	13.388	54	10.874	13.430	6
2020	N/A	N/A	N/A	13.388	14.861	10	13.430	14.922	5

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSGA Moderate Index Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.648	10.418	1*	N/A	N/A	N/A
2012	10.956	11.358	1*	N/A	N/A	N/A	11.006	11.441	3
2013	11.358	12.502	1*	N/A	N/A	N/A	11.441	12.631	6
2014	12.502	12.776	1*	N/A	N/A	N/A	12.631	12.947	7
2015	12.776	12.321	2	13.088	12.455	10	12.947	12.523	7
2016	12.321	12.860	2	12.455	13.026	10	12.523	13.110	7
2017	12.860	14.417	2	13.026	14.633	15	13.110	14.742	6
2018	14.417	13.226	1*	14.633	13.451	14	14.742	13.565	12
2019	13.226	15.305	1*	13.451	15.596	15	13.565	15.744	12
2020	15.305	17.052	1*	15.596	17.411	4	15.744	17.593	11
LVIP SSGA Moderate Structured Allocation Fund - Service Class
2011	10.542	10.347	19	10.551	10.377	11	10.555	10.392	60
2012	10.347	11.195	20	10.377	11.249	33	10.392	11.276	60
2013	11.195	12.361	59	11.249	12.446	386	11.276	12.488	406
2014	12.361	12.770	34	12.446	12.884	311	12.488	12.941	343
2015	12.770	12.161	42	12.884	12.293	237	12.941	12.360	315
2016	12.161	13.007	33	12.293	13.175	192	12.360	13.260	263
2017	13.007	14.403	32	13.175	14.618	169	13.260	14.727	220
2018	14.403	13.092	23	14.618	13.315	148	14.727	13.427	136
2019	13.092	14.938	22	13.315	15.222	128	13.427	15.366	109
2020	14.938	16.061	22	15.222	16.400	121	15.366	16.571	82
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.786	10.308	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.308	11.409	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.409	12.846	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.846	13.103	1*	13.213	13.161	12
2015	N/A	N/A	N/A	13.103	12.588	1*	13.161	12.656	12
2016	N/A	N/A	N/A	12.588	13.255	1*	12.656	13.341	11
2017	N/A	N/A	N/A	13.255	15.205	1*	13.341	15.318	11
2018	N/A	N/A	N/A	15.205	13.804	1*	15.318	13.921	10
2019	N/A	N/A	N/A	13.804	16.208	1*	13.921	16.362	10
2020	N/A	N/A	N/A	N/A	N/A	N/A	16.362	18.355	10
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.845	10.450	29	N/A	N/A	N/A
2012	11.032	11.360	1*	10.450	11.416	46	11.083	11.443	1*
2013	11.360	12.805	1*	11.416	12.893	51	11.443	12.937	1*
2014	12.805	13.195	1*	12.893	13.312	50	12.937	13.371	13
2015	13.195	12.464	4	13.312	12.600	30	13.371	12.668	12
2016	12.464	13.477	4	12.600	13.651	56	12.668	13.739	12
2017	13.477	15.155	4	13.651	15.382	53	13.739	15.496	12
2018	15.155	13.617	3	15.382	13.848	50	15.496	13.965	1*
2019	13.617	15.650	3	13.848	15.948	39	13.965	16.099	1*
2020	15.650	16.739	3	15.948	17.092	35	16.099	17.271	1*
LVIP SSGA S&P 500 Index Fund - Service Class
2011	9.583	9.552	1*	9.690	9.679	85	9.744	9.742	118
2012	9.552	10.812	23	9.679	10.977	72	9.742	11.060	104
2013	10.812	13.969	70	10.977	14.211	684	11.060	14.333	712
2014	13.969	15.508	50	14.211	15.808	593	14.333	15.960	601
2015	15.508	15.356	27	15.808	15.684	466	15.960	15.850	540
2016	15.356	16.796	20	15.684	17.189	419	15.850	17.389	481
2017	16.796	19.985	20	17.189	20.494	437	17.389	20.753	435
2018	19.985	18.653	20	20.494	19.166	401	20.753	19.428	374
2019	18.653	23.951	16	19.166	24.660	361	19.428	25.022	307
2020	23.951	27.669	13	24.660	28.544	234	25.022	28.992	270
LVIP SSGA Short-Term Bond Index Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.085	10.309	5	10.301	10.326	49
2020	N/A	N/A	N/A	10.309	10.480	5	10.326	10.507	38

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSGA Small-Cap Index Fund - Service Class
2011	8.988	8.395	1*	9.053	8.473	25	9.086	8.512	39
2012	8.395	9.523	1*	8.473	9.630	22	8.512	9.685	26
2013	9.523	12.854	12	9.630	13.025	143	9.685	13.111	186
2014	12.854	13.168	10	13.025	13.370	126	13.111	13.472	162
2015	13.168	12.280	9	13.370	12.494	123	13.472	12.602	149
2016	12.280	14.505	9	12.494	14.786	159	12.602	14.929	131
2017	14.505	16.213	9	14.786	16.561	143	14.929	16.738	115
2018	16.213	14.065	10	16.561	14.395	134	16.738	14.563	114
2019	14.065	17.211	7	14.395	17.651	87	14.563	17.875	92
2020	17.211	20.080	4	17.651	20.634	64	17.875	20.917	91
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
2011	13.386	12.812	1*	13.454	12.902	20	13.488	12.948	17
2012	12.812	14.273	1*	12.902	14.403	15	12.948	14.468	20
2013	14.273	18.788	3	14.403	18.997	17	14.468	19.102	23
2014	18.788	19.180	2	18.997	19.432	13	19.102	19.559	30
2015	19.180	17.487	2	19.432	17.752	15	19.559	17.886	25
2016	17.487	22.265	1*	17.752	22.648	15	17.886	22.841	21
2017	22.265	23.171	1*	22.648	23.618	16	22.841	23.843	20
2018	23.171	19.627	1*	23.618	20.045	13	23.843	20.257	18
2019	N/A	N/A	N/A	20.045	23.555	12	20.257	23.827	14
2020	N/A	N/A	N/A	23.555	24.482	11	23.827	24.790	11
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	10.131	11.144	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.144	10.778	2	N/A	N/A	N/A
2015	10.785	9.601	1*	10.778	9.652	8	10.641	9.678	4
2016	9.601	10.844	2	9.652	10.923	8	9.678	10.963	1*
2017	10.844	12.116	1*	10.923	12.229	7	10.963	12.286	2
2018	12.116	10.775	1*	12.229	10.897	6	12.286	10.959	5
2019	10.775	12.082	1*	10.897	12.243	6	10.959	12.325	5
2020	12.082	13.405	1*	12.243	13.611	6	12.325	13.716	6
LVIP T. Rowe Price 2010 Fund - Service Class
2011	N/A	N/A	N/A	10.380	10.307	3	10.418	10.354	9
2012	N/A	N/A	N/A	10.307	10.971	3	10.354	11.033	5
2013	N/A	N/A	N/A	10.971	11.721	6	11.033	11.798	4
2014	N/A	N/A	N/A	11.721	12.043	6	11.798	12.135	4
2015	N/A	N/A	N/A	12.043	11.621	7	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.621	11.902	7	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.902	12.797	7	N/A	N/A	N/A
2018	N/A	N/A	N/A	12.797	12.021	7	N/A	N/A	N/A
2019	N/A	N/A	N/A	12.021	13.642	7	12.998	13.815	16
2020	N/A	N/A	N/A	13.642	15.024	7	N/A	N/A	N/A
LVIP T. Rowe Price 2020 Fund - Service Class
2011	N/A	N/A	N/A	9.977	9.804	15	10.013	9.849	12
2012	N/A	N/A	N/A	9.804	10.420	14	9.849	10.479	12
2013	N/A	N/A	N/A	10.420	11.356	14	10.479	11.431	12
2014	N/A	N/A	N/A	11.356	11.625	18	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.625	11.148	14	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.148	11.421	14	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.421	12.547	14	N/A	N/A	N/A
2018	N/A	N/A	N/A	12.547	11.618	9	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.618	13.551	16	N/A	N/A	N/A
2020	N/A	N/A	N/A	13.551	15.052	16	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP T. Rowe Price 2030 Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.555	10.131	4
2013	N/A	N/A	N/A	10.714	11.237	22	10.131	11.311	4
2014	N/A	N/A	N/A	11.237	11.478	20	11.311	11.566	3
2015	N/A	N/A	N/A	11.478	10.957	22	11.566	11.052	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	11.052	11.252	2
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.252	12.535	2
2018	N/A	N/A	N/A	N/A	N/A	N/A	12.535	11.371	5
2019	N/A	N/A	N/A	N/A	N/A	N/A	11.371	13.635	4
2020	N/A	N/A	N/A	N/A	N/A	N/A	13.635	15.427	1*
LVIP T. Rowe Price 2040 Fund - Service Class
2011	N/A	N/A	N/A	9.238	8.927	2	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.927	9.378	2	9.286	9.431	1*
2013	N/A	N/A	N/A	9.378	10.718	12	9.431	10.790	1*
2014	N/A	N/A	N/A	10.718	10.877	13	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.877	10.323	10	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.323	10.509	1*	N/A	N/A	N/A
2017	N/A	N/A	N/A	10.509	11.814	1*	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.814	10.575	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.575	12.906	1*	N/A	N/A	N/A
2020	N/A	N/A	N/A	12.906	14.761	1*	N/A	N/A	N/A
LVIP T. Rowe Price Growth Stock Fund - Service Class
2011	9.020	8.683	14	9.085	8.763	40	9.119	8.804	39
2012	8.683	10.054	10	8.763	10.168	67	8.804	10.225	76
2013	10.054	13.683	8	10.168	13.865	75	10.225	13.958	75
2014	13.683	14.559	4	13.865	14.782	119	13.958	14.895	60
2015	14.559	15.778	5	14.782	16.052	136	14.895	16.191	117
2016	15.778	15.658	4	16.052	15.962	113	16.191	16.116	81
2017	15.658	20.489	4	15.962	20.928	98	16.116	21.152	73
2018	20.489	19.829	2	20.928	20.294	90	21.152	20.532	72
2019	19.829	25.435	2	20.294	26.084	81	20.532	26.416	51
2020	25.435	33.972	1*	26.084	34.909	57	26.416	35.388	42
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
2011	17.624	16.581	1*	17.895	16.869	18	18.032	17.016	34
2012	16.581	18.874	1*	16.869	19.241	14	17.016	19.428	21
2013	18.874	24.901	1*	19.241	25.435	16	19.428	25.707	21
2014	24.901	27.194	1*	25.435	27.833	13	25.707	28.159	12
2015	27.194	27.175	1*	27.833	27.870	17	28.159	28.224	19
2016	27.175	28.606	1*	27.870	29.397	15	28.224	29.800	19
2017	28.606	34.927	1*	29.397	35.964	13	29.800	36.494	18
2018	34.927	33.136	1*	35.964	34.188	11	36.494	34.727	17
2019	33.136	44.561	1*	34.188	46.068	7	34.727	46.840	15
2020	44.561	57.437	1*	46.068	59.497	22	46.840	60.556	15
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.146	10.999	1*
2018	N/A	N/A	N/A	11.196	10.261	17	10.999	10.298	1*
2019	N/A	N/A	N/A	10.261	11.791	1*	10.298	11.846	3
2020	N/A	N/A	N/A	11.791	12.547	3	11.846	12.618	2

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Vanguard Domestic Equity ETF Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.868	9.350	12
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.350	10.570	1*
2013	N/A	N/A	N/A	12.193	13.509	112	10.570	13.544	7
2014	N/A	N/A	N/A	13.509	14.866	5	13.544	14.920	2
2015	N/A	N/A	N/A	14.866	14.534	9	14.920	14.601	3
2016	N/A	N/A	N/A	14.534	15.983	14	14.601	16.073	19
2017	N/A	N/A	N/A	15.983	18.837	6	16.073	18.962	11
2018	N/A	N/A	N/A	18.837	17.562	6	18.962	17.696	9
2019	N/A	N/A	N/A	17.562	22.440	5	17.696	22.634	6
2020	N/A	N/A	N/A	22.440	26.369	5	22.634	26.624	9
LVIP Vanguard International Equity ETF Fund - Service Class
2011	N/A	N/A	N/A	9.897	8.337	2	9.891	8.342	26
2012	N/A	N/A	N/A	8.337	9.757	2	8.342	9.773	22
2013	N/A	N/A	N/A	9.757	10.980	5	9.773	11.009	21
2014	N/A	N/A	N/A	10.980	10.268	66	11.009	10.305	24
2015	N/A	N/A	N/A	10.268	9.773	65	10.305	9.818	5
2016	N/A	N/A	N/A	9.773	9.940	64	9.818	9.996	12
2017	N/A	N/A	N/A	9.940	12.508	25	9.996	12.591	16
2018	N/A	N/A	N/A	12.508	10.462	29	12.591	10.543	22
2019	N/A	N/A	N/A	10.462	12.539	30	10.543	12.647	19
2020	N/A	N/A	N/A	12.539	13.636	18	12.647	13.768	18
LVIP VIP Mid Cap Managed Volatility Fund - Service Class(11)
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Wellington Capital Growth Fund - Service Class
2011	9.387	8.359	5	9.456	8.437	14	9.490	8.476	18
2012	8.359	9.742	2	8.437	9.852	74	8.476	9.907	6
2013	9.742	12.967	1*	9.852	13.140	5	9.907	13.227	5
2014	12.967	14.135	1*	13.140	14.352	4	13.227	14.462	1*
2015	14.135	15.138	1*	14.352	15.401	16	14.462	15.534	5
2016	15.138	14.831	1*	15.401	15.119	12	15.534	15.265	4
2017	14.831	19.721	1*	15.119	20.145	17	15.265	20.360	4
2018	19.721	19.564	1*	20.145	20.023	18	20.360	20.258	14
2019	19.564	27.072	1*	20.023	27.764	21	20.258	28.116	11
2020	27.072	37.897	1*	27.764	38.943	20	28.116	39.477	11
LVIP Wellington Mid-Cap Value Fund - Service Class
2011	N/A	N/A	N/A	8.521	7.577	31	8.551	7.612	57
2012	N/A	N/A	N/A	7.577	9.223	54	7.612	9.275	33
2013	10.082	11.975	2	9.223	12.134	24	9.275	12.215	35
2014	11.975	12.691	2	12.134	12.886	19	12.215	12.985	20
2015	12.691	12.233	2	12.886	12.446	14	12.985	12.554	10
2016	12.233	13.537	2	12.446	13.800	12	12.554	13.934	13
2017	N/A	N/A	N/A	13.800	15.352	12	13.934	15.516	18
2018	N/A	N/A	N/A	15.352	12.867	10	15.516	13.017	19
2019	N/A	N/A	N/A	12.867	16.479	9	13.017	16.688	5
2020	N/A	N/A	N/A	16.479	16.448	6	16.688	16.673	5
LVIP Western Asset Core Bond Fund - Service Class
2017	N/A	N/A	N/A	10.091	10.123	2	10.115	10.129	2
2018	N/A	N/A	N/A	10.123	9.826	4	10.129	9.842	6
2019	N/A	N/A	N/A	9.826	10.646	9	9.842	10.674	16
2020	10.671	11.298	2	10.646	11.380	29	10.674	11.422	39

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
MFS® VIT Growth Series - Service Class
2011	N/A	N/A	N/A	14.097	13.782	15	6.259	6.125	24
2012	N/A	N/A	N/A	13.782	15.864	4	6.125	7.057	21
2013	19.703	20.774	1*	15.864	21.288	6	7.057	9.480	23
2014	20.774	22.153	1*	21.288	22.747	6	9.480	10.139	21
2015	22.153	23.323	1*	22.747	23.996	8	10.139	10.707	34
2016	23.323	23.382	1*	23.996	24.106	8	10.707	10.767	24
2017	23.382	30.076	1*	24.106	31.067	7	10.767	13.889	18
2018	N/A	N/A	N/A	31.067	31.280	6	13.889	13.999	13
2019	N/A	N/A	N/A	31.280	42.370	5	13.999	18.981	12
2020	N/A	N/A	N/A	42.370	54.793	5	18.981	24.570	10
MFS® VIT II Core Equity Portfolio - Service Class
2011	11.987	11.611	9	12.212	11.853	2	12.327	11.976	2
2012	N/A	N/A	N/A	11.853	13.511	2	11.976	13.665	2
2013	N/A	N/A	N/A	13.511	17.830	1*	13.665	18.052	4
2014	N/A	N/A	N/A	17.830	19.453	1*	18.052	19.714	1*
2015	N/A	N/A	N/A	19.453	19.044	1*	19.714	19.319	1*
2016	N/A	N/A	N/A	19.044	20.796	1*	19.319	21.117	1*
2017	N/A	N/A	N/A	20.796	25.455	1*	21.117	25.875	1*
2018	N/A	N/A	N/A	25.455	24.008	1*	25.875	24.428	1*
2019	N/A	N/A	N/A	24.008	31.362	1*	24.428	31.943	1*
2020	N/A	N/A	N/A	31.362	36.503	4	31.943	37.216	1*
MFS® VIT Total Return Series - Service Class
2016	N/A	N/A	N/A	18.722	18.784	8	19.491	19.645	5
2017	N/A	N/A	N/A	18.784	20.688	6	19.645	21.658	2
2018	N/A	N/A	N/A	20.688	19.145	7	21.658	20.063	2
2019	N/A	N/A	N/A	19.145	22.609	4	N/A	N/A	N/A
2020	N/A	N/A	N/A	22.609	24.343	1*	N/A	N/A	N/A
MFS® VIT Total Return Series -Service Class(9)
2009	10.490	12.117	52	10.642	12.317	646	11.041	12.792	566
2010	12.117	13.035	36	12.317	13.276	506	12.792	13.801	449
2011	13.035	12.992	28	13.276	13.259	374	13.801	13.797	390
2012	12.992	14.141	24	13.259	14.461	315	13.797	15.063	275
2013	14.141	15.644	28	14.461	16.009	294	15.063	16.682	270
MFS® VIT Utilities Series - Service Class
2011	20.573	21.499	7	20.943	21.929	71	15.803	16.563	135
2012	21.499	23.881	5	21.929	24.408	170	16.563	18.454	119
2013	23.881	28.169	5	24.408	28.848	47	18.454	21.833	90
2014	28.169	31.084	6	28.848	31.897	43	21.833	24.165	67
2015	31.084	25.998	5	31.897	26.731	37	24.165	20.271	54
2016	25.998	28.375	2	26.731	29.234	42	20.271	22.191	52
2017	28.375	31.876	2	29.234	32.907	32	22.191	25.004	40
2018	31.876	31.529	2	32.907	32.614	25	25.004	24.807	36
2019	31.529	38.609	2	32.614	40.017	20	24.807	30.468	30
2020	38.609	40.011	2	40.017	41.554	17	30.468	31.670	26
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class(1)
2009	10.006	12.919	138	10.151	13.134	159	10.225	13.243	172
2010	12.919	16.365	125	13.134	16.669	130	13.243	16.825	140
2011	16.365	16.133	108	16.669	16.466	93	16.825	16.636	98
2012	16.133	17.794	19	16.466	18.198	68	16.636	18.405	74
2013	17.794	20.298	19	18.198	20.774	61	18.405	21.018	69
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
2011	18.000	16.513	10	18.335	16.854	152	18.502	17.025	161
2012	16.513	18.719	7	16.854	19.144	131	17.025	19.356	134
2013	18.719	25.172	7	19.144	25.795	105	19.356	26.107	105
2014	25.172	28.115	4	25.795	28.869	83	26.107	29.248	85
2015	28.115	25.286	4	28.869	26.016	76	29.248	26.384	74
2016	25.286	28.822	3	26.016	29.713	68	26.384	30.163	65
2017	28.822	33.012	3	29.713	34.101	64	30.163	34.652	55
2018	33.012	27.443	3	34.101	28.405	59	34.652	28.893	49
2019	27.443	31.435	3	28.405	32.602	49	28.893	33.195	41
2020	31.435	30.035	4	32.602	31.212	51	33.195	31.812	37

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
2011	N/A	N/A	N/A	15.263	13.874	23	15.288	13.910	29
2012	N/A	N/A	N/A	13.874	14.339	17	13.910	14.391	28
2013	N/A	N/A	N/A	14.339	12.023	11	14.391	12.079	33
2014	N/A	N/A	N/A	12.023	9.619	8	12.079	9.673	30
2015	N/A	N/A	N/A	9.619	7.030	6	9.673	7.077	24
2016	N/A	N/A	N/A	7.030	7.939	12	7.077	8.000	22
2017	N/A	N/A	N/A	7.939	7.965	10	8.000	8.034	21
2018	N/A	N/A	N/A	7.965	6.719	9	8.034	6.784	13
2019	N/A	N/A	N/A	6.719	7.355	9	6.784	7.434	8
2020	N/A	N/A	N/A	7.355	7.320	5	7.434	7.406	4
Putnam VT Equity Income Fund - Class IB
2017	N/A	N/A	N/A	19.208	21.383	2	N/A	N/A	N/A
2018	N/A	N/A	N/A	21.383	19.238	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	19.238	24.664	7	N/A	N/A	N/A
2020	N/A	N/A	N/A	24.664	25.655	2	23.056	26.152	3
Putnam VT George Putnam Balanced Fund - Class IB
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	12.183	13.494	24
2020	N/A	N/A	N/A	13.643	15.262	3	13.494	15.325	7
Putnam VT Global Health Care Fund - Class IB
2011	N/A	N/A	N/A	11.342	11.019	2	11.448	11.134	3
2012	N/A	N/A	N/A	11.019	13.246	2	11.134	13.397	2
2013	N/A	N/A	N/A	13.246	18.448	2	13.397	18.678	1*
2014	N/A	N/A	N/A	18.448	23.151	2	18.678	23.463	2
2015	N/A	N/A	N/A	23.151	24.533	2	23.463	24.888	2
2016	N/A	N/A	N/A	24.533	21.381	2	24.888	21.713	3
2017	N/A	N/A	N/A	21.381	24.237	2	21.713	24.637	3
2018	N/A	N/A	N/A	24.237	23.687	2	24.637	24.102	3
2019	N/A	N/A	N/A	23.687	30.342	2	24.102	30.904	1*
2020	N/A	N/A	N/A	30.342	34.686	2	30.904	35.365	1*
Putnam VT Growth & Income Fund - Class IB(12)
2009	N/A	N/A	N/A	7.767	9.913	2	7.823	9.995	1*
2010	N/A	N/A	N/A	9.913	11.147	2	9.995	11.250	1*
2011	N/A	N/A	N/A	11.147	10.451	2	11.250	10.558	1*
2012	N/A	N/A	N/A	10.451	12.241	2	10.558	12.378	1*
2013	N/A	N/A	N/A	12.241	16.328	2	12.378	16.528	1*
2014	N/A	N/A	N/A	16.328	17.776	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	17.776	16.160	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	16.160	18.274	2	N/A	N/A	N/A
QS Variable Conservative Growth - Class II
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.255	11.555	3
2020	N/A	N/A	N/A	N/A	N/A	N/A	11.555	12.597	3
Templeton Global Bond VIP Fund - Class 2
2011	16.190	15.747	14	16.372	15.956	196	16.463	16.060	300
2012	15.747	17.779	2	15.956	18.050	132	16.060	18.187	230
2013	17.779	17.728	1*	18.050	18.035	103	18.187	18.190	200
2014	17.728	17.713	3	18.035	18.056	103	18.190	18.229	167
2015	17.713	16.632	3	18.056	16.988	98	18.229	17.168	124
2016	16.632	16.798	3	16.988	17.192	89	17.168	17.391	111
2017	16.798	16.799	3	17.192	17.228	82	17.391	17.445	105
2018	16.799	16.803	3	17.228	17.266	77	17.445	17.501	94
2019	16.803	16.818	3	17.266	17.316	78	17.501	17.570	82
2020	16.818	15.630	1*	17.316	16.125	73	17.570	16.378	66

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Templeton Growth VIP Fund - Class 2
2011	12.958	11.827	14	13.203	12.075	139	11.821	10.822	156
2012	11.827	14.049	10	12.075	14.372	125	10.822	12.894	98
2013	14.049	18.033	10	14.372	18.485	82	12.894	16.600	78
2014	18.033	17.196	7	18.485	17.662	65	16.600	15.877	60
2015	17.196	15.778	7	17.662	16.238	62	15.877	14.611	51
2016	15.778	16.970	6	16.238	17.500	46	14.611	15.763	45
2017	16.970	19.731	5	17.500	20.388	42	15.763	18.382	32
2018	19.731	16.485	5	20.388	17.067	38	18.382	15.404	29
2019	16.485	18.626	5	17.067	19.323	34	15.404	17.457	26
2020	18.626	19.335	5	19.323	20.099	38	17.457	18.176	26
*	The numbers of accumulation units less than 1000 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Core Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA International Index Fund Subaccount.
(7) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Wealth Builder Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(8) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(9) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Moderate Structured Allocation Fund Subaccount.
(10) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(11) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Blended Mid Cap Managed Volatility Fund Subaccount.
(12) Effective May 15, 2017, the Putnam Growth & Income Fund was reorganized into the Putnam Equity Income Fund.

Appendix B—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) and before November 14, 2011 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
AB VPS Global Thematic Growth Portfolio - Class B
2011	18.038	13.528	7	12.282	9.230	334	12.539	9.446	423	4.704	3.545	106
2012	13.528	15.020	3	9.230	10.255	257	9.446	10.522	367	3.545	3.951	109
2013	15.020	18.080	2	10.255	12.369	209	10.522	12.723	343	3.951	4.780	70
2014	18.080	18.555	3	12.369	12.719	193	12.723	13.116	281	4.780	4.930	66
2015	18.555	18.651	3	12.719	12.810	142	13.116	13.243	327	4.930	4.980	68
2016	18.651	18.103	2	12.810	12.459	121	13.243	12.912	262	4.980	4.858	55
2017	18.103	24.167	2	12.459	16.662	115	12.912	17.311	217	4.858	6.517	43
2018	24.167	21.302	2	16.662	14.716	99	17.311	15.328	206	6.517	5.773	39
2019	21.302	27.071	1*	14.716	18.740	89	15.328	19.567	211	5.773	7.373	35
2020	27.071	36.870	1*	18.740	25.574	96	19.567	26.770	169	7.373	10.092	30
AB VPS Growth and Income Portfolio - Class B(1)
2009	10.555	12.439	40	8.612	10.169	634	8.770	10.382	1,264	8.013	9.490	168
2010	12.439	13.739	38	10.169	11.255	669	10.382	11.520	1,547	9.490	10.535	180
2011	13.739	14.27	36	11.255	11.713	568	11.52	12.019	1366	10.535	10.997	187
2012	14.27	16.384	33	11.713	13.475	664	12.019	13.861	1350	10.997	12.689	133
2013	16.384	19.116	31	13.475	15.734	611	13.861	16.200	1179	12.689	14.833	109
AB VPS International Value Portfolio - Class B(2)
2009	5.585	7.348	29	5.614	7.401	1,000	5.651	7.468	2,451	5.659	7.482	150
2010	7.348	7.505	14	7.401	7.574	1,072	7.468	7.662	2,883	7.482	7.680	139
2011	7.505	5.920	17	7.574	5.987	1014	7.662	6.071	2836	7.68	6.089	129
2012	5.920	6.620	14	5.987	6.708	901	6.071	6.820	2505	6.089	6.843	97
2013	6.620	7.273	12	6.708	7.374	822	6.820	7.504	2303	6.843	7.532	83
AB VPS Small/Mid Cap Value Portfolio - Class B
2011	23.514	21.040	14	22.539	20.208	419	23.069	20.734	929	23.174	20.840	44
2012	21.040	24.408	13	20.208	23.490	384	20.734	24.162	940	20.840	24.297	40
2013	24.408	32.896	33	23.490	31.722	427	24.162	32.711	943	24.297	32.910	28
2014	32.896	35.094	31	31.722	33.909	326	32.711	35.055	766	32.910	35.285	28
2015	35.094	32.408	27	33.909	31.376	277	35.055	32.517	648	35.285	32.748	25
2016	32.408	39.602	25	31.376	38.419	223	32.517	39.915	561	32.748	40.218	23
2017	39.602	43.763	20	38.419	42.540	219	39.915	44.307	516	40.218	44.666	23
2018	43.763	36.298	18	42.540	35.355	228	44.307	36.916	464	44.666	37.234	22
2019	36.298	42.618	17	35.355	41.593	264	36.916	43.539	412	37.234	43.935	22
2020	42.618	43.007	17	41.593	42.056	286	43.539	44.134	423	43.935	44.558	32
ALPS/Stadion Core ETF Portfolio - Class III
2017	N/A	N/A	N/A	10.338	10.577	13	10.105	10.594	37	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.577	9.743	14	10.594	9.783	42	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.743	10.779	14	9.783	10.844	46	N/A	N/A	N/A
American Century VP Balanced Fund - Class II
2016	N/A	N/A	N/A	10.140	10.370	30	10.144	10.387	66	N/A	N/A	N/A
2017	N/A	N/A	N/A	10.370	11.562	88	10.387	11.609	115	11.000	11.619	3
2018	N/A	N/A	N/A	11.562	10.898	230	11.609	10.970	173	11.619	10.985	7
2019	N/A	N/A	N/A	10.898	12.766	117	10.970	12.882	252	10.985	12.906	6
2020	N/A	N/A	N/A	12.766	14.062	141	12.882	14.226	230	12.906	14.260	5
American Century VP Inflation Protection Fund - Class II(3)
2009	10.604	11.447	81	10.702	11.576	2,571	10.826	11.740	6,972	10.851	11.772	216
2010	11.447	11.781	93	11.576	11.938	3,181	11.740	12.136	9,027	11.772	12.176	228
2011	11.781	12.891	110	11.938	13.089	2632	12.136	13.34	7432	12.176	13.39	231
2012	12.891	13.556	87	13.089	13.791	2397	13.34	14.091	6963	13.39	14.151	207
2013	13.556	13.240	82	13.791	13.479	2250	14.091	13.785	6358	14.151	13.847	194
B-1

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Century VP Large Company Value Fund - Class II
2017	N/A	N/A	N/A	10.076	10.523	8	10.077	10.540	5	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.523	9.480	15	10.540	9.519	71	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.480	11.842	19	9.519	11.920	82	10.664	11.936	2
2020	N/A	N/A	N/A	11.842	11.908	18	11.920	12.016	120	11.936	12.038	1*
American Funds Global Growth Fund - Class 2
2011	15.311	13.661	99	15.515	13.870	1,826	15.773	14.136	4,014	15.825	14.190	206
2012	13.661	16.395	85	13.870	16.680	1,511	14.136	17.043	3,306	14.190	17.116	156
2013	16.395	20.739	71	16.680	21.141	1,213	17.043	21.655	2,799	17.116	21.759	119
2014	20.739	20.778	38	21.141	21.223	1099	21.655	21.793	2440	21.759	21.909	109
2015	20.778	21.757	35	21.223	22.268	1048	21.793	22.924	2289	21.909	23.057	99
2016	21.757	21.437	32	22.268	21.985	908	22.924	22.689	2046	23.057	22.832	97
2017	21.437	27.598	28	21.985	28.360	799	22.689	29.341	1759	22.832	29.541	87
2018	27.598	24.581	31	28.360	25.310	732	29.341	26.251	1632	29.541	26.443	93
2019	24.581	32.561	28	25.310	33.594	643	26.251	34.930	1401	26.443	35.203	83
2020	32.561	41.598	23	33.594	43.004	554	34.930	44.826	1176	35.203	45.200	72
American Funds Global Small Capitalization Fund - Class 2
2011	28.720	22.739	34	27.412	21.746	844	28.054	22.312	1,910	16.036	12.760	155
2012	22.739	26.314	27	21.746	25.216	701	22.312	25.936	1,594	12.760	14.840	130
2013	26.314	33.054	23	25.216	31.738	573	25.936	32.726	1,365	14.840	18.734	103
2014	33.054	33.054	14	31.738	31.801	498	32.726	32.874	1162	18.734	18.828	89
2015	33.054	32.453	14	31.801	31.286	450	32.874	32.422	1074	18.828	18.579	83
2016	32.453	32.445	12	31.286	31.341	378	32.422	32.561	937	18.579	18.667	77
2017	32.445	39.998	10	31.341	38.714	325	32.561	40.321	781	18.667	23.128	73
2018	39.998	35.036	11	38.714	33.979	282	40.321	35.478	727	23.128	20.360	71
2019	35.036	45.121	11	33.979	43.847	244	35.478	45.896	618	20.360	26.352	66
2020	45.121	57.316	13	43.847	55.810	213	45.896	58.564	518	26.352	33.643	61
American Funds Growth Fund - Class 2
2011	18.428	17.273	321	16.083	15.105	9,195	16.462	15.500	18,891	9.612	9.055	1,882
2012	17.273	19.940	271	15.105	17.473	7,586	15.500	17.974	14,903	9.055	10.505	1,449
2013	19.940	25.404	213	17.473	22.305	5,989	17.974	23.002	12,059	10.505	13.451	1,088
2014	25.404	26.993	144	22.305	23.747	5145	23.002	24.551	10172	13.451	14.363	901
2015	26.993	28.244	136	23.747	24.898	4356	24.551	25.805	8654	14.363	15.105	785
2016	28.244	30.282	121	24.898	26.747	3852	25.805	27.791	7719	15.105	16.276	709
2017	30.282	38.042	107	26.747	33.669	3384	27.791	35.070	6585	16.276	20.549	665
2018	38.042	37.159	93	33.669	32.953	2980	35.070	34.411	5642	20.549	20.173	594
2019	37.159	47.585	86	32.953	42.284	2648	34.411	44.264	4837	20.173	25.962	521
2020	47.585	70.865	72	42.284	63.096	2247	44.264	66.217	3837	25.962	38.857	461
American Funds Growth-Income Fund - Class 2
2011	15.632	15.027	345	13.240	12.753	9,420	13.550	13.084	17,813	12.663	12.233	1,164
2012	15.027	17.287	301	12.753	14.701	8,053	13.084	15.120	14,877	12.233	14.144	906
2013	17.287	22.599	251	14.701	19.256	6,649	15.120	19.855	12,184	14.144	18.583	693
2014	22.599	24.483	174	19.256	20.903	5607	19.855	21.607	10174	18.583	20.233	635
2015	24.483	24.323	169	20.903	20.808	4819	21.607	21.562	9053	20.233	20.201	555
2016	24.323	26.562	151	20.808	22.769	4325	21.562	23.653	8259	20.201	22.171	515
2017	26.562	31.831	135	22.769	27.341	3840	23.653	28.474	7011	22.171	26.703	475
2018	31.831	30.613	118	27.341	26.347	3514	28.474	27.507	6096	26.703	25.809	439
2019	30.613	37.812	107	26.347	32.607	3178	27.507	34.129	5399	25.809	32.038	400
2020	37.812	42.041	98	32.607	36.328	2910	34.129	38.118	4690	32.038	35.801	370
American Funds International Fund - Class 2
2011	22.798	19.206	79	19.277	16.273	2,660	19.726	16.694	6,626	11.334	9.596	585
2012	19.206	22.175	71	16.273	18.826	2,274	16.694	19.361	5,487	9.596	11.135	464
2013	22.175	26.413	67	18.826	22.468	1,795	19.361	23.165	4,354	11.135	13.329	363
2014	26.413	25.177	48	22.468	21.460	1627	23.165	22.181	3955	13.329	12.770	318
2015	25.177	23.538	49	21.460	20.103	1501	22.181	20.830	3697	12.770	11.998	290
2016	23.538	23.863	43	20.103	20.421	1339	20.830	21.213	3364	11.998	12.225	270
2017	23.863	30.879	41	20.421	26.478	1154	21.213	27.574	2821	12.225	15.898	254
2018	30.879	26.266	36	26.478	22.568	1125	27.574	23.560	2648	15.898	13.591	222
2019	26.266	31.606	33	22.568	27.210	1000	23.560	28.478	2336	13.591	16.436	189
2020	31.606	35.273	31	27.210	30.428	936	28.478	31.926	2152	16.436	18.435	176
B-2

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
BlackRock Global Allocation V.I. Fund - Class III
2011	12.400	11.700	162	12.440	11.762	7,901	12.491	11.839	22,030	12.501	11.854	562
2012	11.700	12.599	162	11.762	12.690	7,565	11.839	12.806	21,825	11.854	12.829	523
2013	12.599	14.116	116	12.690	14.247	6,972	12.806	14.412	20,708	12.829	14.446	413
2014	14.116	14.089	75	14.247	14.249	5872	14.412	14.450	18238	14.446	14.491	367
2015	14.089	13.659	70	14.249	13.840	5118	14.450	14.071	15804	14.491	14.118	317
2016	13.659	13.884	64	13.840	14.097	4439	14.071	14.368	13626	14.118	14.423	265
2017	13.884	15.459	57	14.097	15.728	3861	14.368	16.070	11559	14.423	16.140	158
2018	15.459	13.990	44	15.728	14.262	3379	16.070	14.609	10146	16.140	14.680	133
2019	13.990	16.132	42	14.262	16.478	2975	14.609	16.922	8707	14.680	17.012	107
2020	16.132	19.068	41	16.478	19.516	2643	16.922	20.092	7359	17.012	20.209	82
ClearBridge Variable Large Cap Growth Portfolio - Class II
2017	10.799	11.257	1*	10.341	11.271	5	10.225	11.289	73	N/A	N/A	N/A
2018	11.257	10.998	1*	11.271	11.034	25	11.289	11.079	92	11.810	11.088	3
2019	10.998	14.198	1*	11.034	14.273	66	11.079	14.367	184	11.088	14.386	6
2020	14.198	18.132	1*	14.273	18.264	59	14.367	18.431	178	14.386	18.464	3
ClearBridge Variable Mid Cap Portfolio - Class II
2014	N/A	N/A	N/A	10.090	10.523	18	10.315	10.539	26	10.176	10.543	2
2015	N/A	N/A	N/A	10.523	10.530	1*	10.539	10.573	23	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.530	11.273	4	10.573	11.347	21	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.273	12.449	10	11.347	12.562	5	N/A	N/A	N/A
2018	N/A	N/A	N/A	12.449	10.651	4	12.562	10.775	5	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.651	13.862	13	10.775	14.059	6	N/A	N/A	N/A
2020	N/A	N/A	N/A	13.862	15.655	3	14.059	15.917	4	N/A	N/A	N/A
Delaware VIP® Diversified Income Series - Service Class
2011	14.266	14.829	109	14.455	15.056	4,843	14.696	15.345	18,412	14.744	15.403	430
2012	14.829	15.519	125	15.056	15.788	4,773	15.345	16.131	18,129	15.403	16.201	420
2013	15.519	14.981	115	15.788	15.271	3,953	16.131	15.642	14,557	16.201	15.717	323
2014	14.981	15.400	104	15.271	15.730	3538	15.642	16.152	15886	15.717	16.238	299
2015	15.400	14.878	106	15.730	15.227	3316	16.152	15.675	14430	16.238	15.766	275
2016	14.878	15.048	103	15.227	15.431	3163	15.675	15.925	13690	15.766	16.026	262
2017	15.048	15.456	96	15.431	15.882	3089	15.925	16.431	13906	16.026	16.543	273
2018	15.456	14.789	89	15.882	15.226	2746	16.431	15.793	12539	16.543	15.908	253
2019	14.789	15.941	84	15.226	16.446	2490	15.793	17.100	11296	15.908	17.234	254
2020	15.941	17.279	82	16.446	17.862	2327	17.100	18.619	10807	17.234	18.774	242
Delaware VIP® Emerging Markets Series - Service Class
2011	19.262	15.089	116	19.477	15.288	1,439	19.751	15.541	4,744	19.805	15.592	162
2012	15.089	16.871	110	15.288	17.129	1,233	15.541	17.456	3,907	15.592	17.522	112
2013	16.871	18.149	43	17.129	18.463	1,041	17.456	18.863	3,515	17.522	18.944	104
2014	18.149	16.303	40	18.463	16.618	952	18.863	17.021	3339	18.944	17.102	80
2015	16.303	13.605	45	16.618	13.896	907	17.021	14.268	3188	17.102	14.344	74
2016	13.605	15.145	42	13.896	15.500	755	14.268	15.955	2616	14.344	16.047	66
2017	15.145	20.797	40	15.500	21.327	619	15.955	22.007	2144	16.047	22.146	61
2018	20.797	17.101	35	21.327	17.571	599	22.007	18.178	2119	22.146	18.301	59
2019	17.101	20.471	29	17.571	21.077	517	18.178	21.859	1868	18.301	22.019	57
2020	20.471	24.996	27	21.077	25.786	449	21.859	26.810	1575	22.019	27.020	49
Delaware VIP® High Yield Series - Service Class
2011	21.107	21.150	25	19.866	19.946	838	13.999	14.091	3,300	16.705	16.823	135
2012	21.150	24.305	25	19.946	22.968	611	14.091	16.266	2,852	16.823	19.429	105
2013	24.305	25.936	19	22.968	24.558	487	16.266	17.436	2,196	19.429	20.837	78
2014	25.936	25.261	16	24.558	23.967	423	17.436	17.058	1727	20.837	20.396	78
2015	25.261	23.035	17	23.967	21.899	378	17.058	15.625	1439	20.396	18.692	58
2016	23.035	25.470	13	21.899	24.262	376	15.625	17.354	1263	18.692	20.771	53
2017	25.470	26.751	11	24.262	25.533	347	17.354	18.310	1145	20.771	21.925	54
2018	26.751	24.948	11	25.533	23.860	260	18.310	17.153	985	21.925	20.550	51
2019	24.948	28.367	10	23.860	27.184	236	17.153	19.591	876	20.550	23.484	46
2020	28.367	29.691	9	27.184	28.510	206	19.591	20.598	795	23.484	24.703	43
B-3

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Delaware VIP® Limited-Term Diversified Income Series - Service Class
2011	11.304	11.352	148	11.429	11.500	3,652	11.590	11.692	9,574	11.680	11.788	355
2012	11.352	11.397	138	11.500	11.569	3,352	11.692	11.791	9,500	11.788	11.894	308
2013	11.397	11.012	86	11.569	11.200	3,362	11.791	11.444	10,960	11.894	11.550	210
2014	11.012	10.939	84	11.200	11.148	2896	11.444	11.419	8492	11.550	11.530	159
2015	10.939	10.779	42	11.148	11.007	2549	11.419	11.303	7808	11.530	11.419	129
2016	10.779	10.738	41	11.007	10.987	2244	11.303	11.311	7038	11.419	11.432	139
2017	10.738	10.716	39	10.987	10.987	2175	11.311	11.339	6147	11.432	11.466	89
2018	10.716	10.499	35	10.987	10.786	1824	11.339	11.160	5479	11.466	11.290	75
2019	10.499	10.774	36	10.786	11.091	1733	11.160	11.504	5051	11.290	11.644	98
2020	10.774	10.984	28	11.091	11.330	1585	11.504	11.781	4711	11.644	11.931	127
Delaware VIP® REIT Series - Service Class
2011	19.454	21.072	12	20.212	21.937	265	10.988	11.955	1,495	22.166	24.131	32
2012	21.072	24.062	7	21.937	25.099	267	11.955	13.713	1,750	24.131	27.692	28
2013	24.062	24.014	9	25.099	25.100	239	13.713	13.748	1,288	27.692	27.776	23
2014	24.014	30.364	9	25.100	31.800	220	13.748	17.461	1181	27.776	35.296	22
2015	30.364	30.780	10	31.800	32.301	199	17.461	17.780	1007	35.296	35.959	20
2016	30.780	31.833	10	32.301	33.473	212	17.780	18.471	968	35.959	37.376	14
2017	31.833	31.566	9	33.473	33.258	178	18.471	18.399	820	37.376	37.248	15
2018	31.566	28.587	7	33.258	30.180	152	18.399	16.738	671	37.248	33.902	11
2019	28.587	35.411	7	30.180	37.458	139	16.738	20.826	611	33.902	42.205	11
2020	35.411	30.984	7	37.458	32.841	136	20.826	18.305	632	42.205	37.114	9
Delaware VIP® Small Cap Value Series - Service Class
2011	22.152	21.347	32	22.993	22.201	919	12.991	12.575	5,558	25.926	25.109	111
2012	21.347	23.753	25	22.201	24.753	754	12.575	14.056	3,981	25.109	28.079	80
2013	23.753	30.975	28	24.753	32.344	643	14.056	18.413	3,281	28.079	36.800	62
2014	30.975	32.036	22	32.344	33.518	562	18.413	19.129	2858	36.800	38.251	56
2015	32.036	29.343	22	33.518	30.762	496	19.129	17.600	2400	38.251	35.211	47
2016	29.343	37.665	18	30.762	39.565	443	17.600	22.693	2073	35.211	45.424	40
2017	37.665	41.219	18	39.565	43.385	383	22.693	24.946	1919	45.424	49.959	40
2018	41.219	33.523	15	43.385	35.356	356	24.946	20.380	1732	49.959	40.835	36
2019	33.523	41.926	14	35.356	44.306	317	20.380	25.604	1534	40.835	51.327	31
2020	41.926	40.161	14	44.306	42.526	321	25.604	24.636	1562	51.327	49.412	30
Delaware VIP® Smid Cap Core Series - Service Class(4)
2011	19.788	20.908	16	18.301	19.375	335	13.756	14.600	1,280	9.503	10.091	53
2012	20.908	22.666	13	19.375	21.047	306	14.600	15.899	1,044	10.091	10.995	35
2013	22.666	31.290	6	21.047	29.113	273	15.899	22.047	950	10.995	15.254	32
2014	31.290	31.520	5	29.113	29.385	214	22.047	22.309	773	15.254	15.443	33
2015	31.520	33.120	5	29.385	30.940	224	22.309	23.548	809	15.443	16.309	34
2016	33.120	35.032	5	30.940	32.791	214	23.548	25.020	755	16.309	17.336	28
2017	35.032	40.610	4	32.791	38.088	202	25.020	29.134	612	17.336	20.198	35
2018	40.610	34.834	4	38.088	32.736	202	29.134	25.103	553	20.198	17.412	30
2019	34.834	44.089	4	32.736	41.516	180	25.103	31.915	440	17.412	22.148	23
2020	44.089	47.809	4	41.516	45.109	162	31.915	34.765	396	22.148	24.137	24
Delaware VIP® U.S. Growth Series - Service Class
2011	13.289	13.989	28	10.727	11.315	368	10.980	11.610	3,373	11.031	11.670	15
2012	13.989	15.884	25	11.315	12.873	418	11.610	13.242	786	11.670	13.317	18
2013	15.884	20.911	2	12.873	16.982	289	13.242	17.512	567	13.317	17.620	18
2014	20.911	23.034	1*	16.982	18.743	239	17.512	19.377	542	17.620	19.506	24
2015	23.034	23.700	1*	18.743	19.324	209	19.377	20.028	540	19.506	20.171	31
2016	23.700	21.932	1*	19.324	17.918	183	20.028	18.617	447	20.171	18.760	31
2017	21.932	27.513	1*	17.918	22.522	156	18.617	23.460	315	18.760	23.651	34
2018	27.513	26.054	1*	22.522	21.370	121	23.460	22.316	234	23.651	22.509	13
2019	26.054	32.370	1*	21.370	26.605	101	22.316	27.851	178	22.509	28.106	11
2020	32.370	45.546	1*	26.605	37.508	76	27.851	39.363	140	28.106	39.744	9
B-4

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Delaware VIP® Value Series - Service Class
2011	15.162	16.222	12	12.756	13.674	837	10.319	11.090	2,429	12.855	13.823	117
2012	16.222	18.178	13	13.674	15.354	700	11.090	12.484	2,982	13.823	15.567	112
2013	18.178	23.741	60	15.354	20.093	665	12.484	16.378	2,715	15.567	20.433	96
2014	23.741	26.433	46	20.093	22.416	595	16.378	18.317	2596	20.433	22.864	90
2015	26.433	25.718	47	22.416	21.853	569	18.317	17.902	2250	22.864	22.357	93
2016	25.718	28.790	43	21.853	24.513	523	17.902	20.131	2428	22.357	25.153	97
2017	28.790	32.007	34	24.513	27.307	379	20.131	22.481	2046	25.153	28.104	101
2018	32.007	30.402	27	27.307	25.989	315	22.481	21.450	1763	28.104	26.828	90
2019	30.402	35.604	20	25.989	30.497	289	21.450	25.234	1540	26.828	31.576	90
2020	35.604	34.910	18	30.497	29.963	238	25.234	24.854	1331	31.576	31.116	74
Deutsche Equity 500 Index VIP - Class B(1)
2009	9.436	11.644	8	9.542	11.800	124	7.512	9.312	724	9.704	12.036	9
2010	11.644	13.058	7	11.800	13.258	118	9.312	10.490	663	12.036	13.565	11
2011	13.058	12.978	8	13.258	13.204	83	10.49	10.473	149	13.565	13.55	6
2012	12.978	14.668	4	13.204	14.953	64	10.473	11.890	206	13.55	15.391	3
2013	14.668	17.116	4	14.953	17.462	34	11.890	13.898	196	15.391	17.993	2
Deutsche Small Cap Index VIP - Class B(5)
2009	11.172	13.813	4	11.298	13.997	66	7.716	9.583	247	11.490	14.278	4
2010	13.813	17.058	2	13.997	17.320	57	9.583	11.888	132	14.278	17.721	4
2011	17.058	15.939	2	17.32	16.216	45	11.888	11.158	111	17.721	16.641	5
2012	15.939	18.086	1*	16.216	18.437	36	11.158	12.718	90	16.641	18.977	3
2013	18.086	21.126	1*	18.437	21.552	32	12.718	14.881	86	18.977	22.209	2
DWS Alternative Asset Allocation VIP Portfolio - Class B
2011	12.575	11.930	7	12.619	11.995	225	12.667	12.071	732	12.683	12.093	36
2012	11.930	12.776	11	11.995	12.872	239	12.071	12.985	884	12.093	13.015	31
2013	12.776	12.604	1*	12.872	12.724	218	12.985	12.869	778	13.015	12.905	6
2014	12.604	12.741	1*	12.724	12.889	196	12.869	13.068	723	12.905	13.111	3
2015	12.741	11.660	1*	12.889	11.819	182	13.068	12.013	638	13.111	12.059	5
2016	11.660	11.988	1*	11.819	12.175	154	12.013	12.406	556	12.059	12.460	5
2017	11.988	12.562	1*	12.175	12.783	144	12.406	13.059	516	12.460	13.121	4
2018	12.562	11.151	1*	12.783	11.370	109	13.059	11.644	460	13.121	11.706	4
2019	11.151	12.486	1*	11.370	12.757	102	11.644	13.097	399	11.706	13.173	12
2020	12.486	12.877	1*	12.757	13.183	78	13.097	13.568	397	13.173	13.654	8
Fidelity VIP Overseas Portfolio - Service Class 2(6)
2009	13.604	16.814	23	11.280	13.970	283	8.809	10.937	671	7.060	8.770	139
2010	16.814	18.578	16	13.970	15.466	302	10.937	12.138	1,087	8.770	9.738	130
2011	18.578	15.037	15	15.466	12.543	324	12.138	9.869	1161	9.738	7.921	57
2012	15.037	17.725	15	12.543	14.815	239	9.869	11.686	1041	7.921	9.384	46
2013	17.725	19.747	14	14.815	16.518	233	11.686	13.041	980	9.384	10.474	44
Fidelity® VIP Balanced Portfolio - Service Class 2
2019	N/A	N/A	N/A	10.160	11.093	59	10.477	11.110	125	10.466	11.114	1*
2020	N/A	N/A	N/A	11.093	13.292	214	11.110	13.347	641	11.114	13.358	41
Fidelity® VIP Contrafund® Portfolio - Service Class 2
2011	17.215	16.388	136	17.015	16.229	4,997	17.415	16.653	11,757	17.498	16.741	497
2012	16.388	18.638	117	16.229	18.494	4,233	16.653	19.025	9,797	16.741	19.134	340
2013	18.638	23.900	72	18.494	23.763	3,451	19.025	24.506	8,379	19.134	24.659	270
2014	23.900	26.131	66	23.763	26.033	3022	24.506	26.914	7054	24.659	27.096	237
2015	26.131	25.694	63	26.033	25.649	2630	26.914	26.584	6159	27.096	26.777	190
2016	25.694	27.105	60	25.649	27.112	2336	26.584	28.170	5467	26.777	28.389	166
2017	27.105	32.271	60	27.112	32.345	2024	28.170	33.691	4646	28.389	33.970	163
2018	32.271	29.502	58	32.345	29.628	1783	33.691	30.939	4056	33.970	31.210	145
2019	29.502	37.924	54	29.628	38.163	1560	30.939	39.951	3521	31.210	40.321	148
2020	37.924	48.364	47	38.163	48.766	1324	39.951	51.178	2883	40.321	51.679	117
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
2017	N/A	N/A	N/A	10.413	11.280	1*	10.210	11.313	15	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.280	10.473	1*	11.313	10.529	25	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.473	12.094	14	10.529	12.189	51	N/A	N/A	N/A
2020	N/A	N/A	N/A	12.094	13.514	25	12.189	13.655	41	12.254	13.683	8
B-5

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Fidelity® VIP Growth Portfolio - Service Class 2
2011	14.126	13.827	60	11.234	11.019	625	11.022	10.838	4,326	6.631	6.524	147
2012	13.827	15.490	52	11.019	12.369	434	10.838	12.196	4,056	6.524	7.345	128
2013	15.490	20.629	36	12.369	16.506	378	12.196	16.315	3,658	7.345	9.831	112
2014	20.629	22.425	33	16.506	17.979	393	16.315	17.815	2032	9.831	10.740	131
2015	22.425	23.475	34	17.979	18.858	367	17.815	18.734	1624	10.740	11.299	166
2016	23.475	23.114	26	18.858	18.605	278	18.734	18.528	1403	11.299	11.181	94
2017	23.114	30.514	23	18.605	24.611	277	18.528	24.571	1162	11.181	14.835	70
2018	30.514	29.751	18	24.611	24.043	252	24.571	24.064	985	14.835	14.536	68
2019	29.751	39.031	13	24.043	31.606	220	24.064	31.713	805	14.536	19.166	53
2020	39.031	54.865	8	31.606	44.517	188	31.713	44.779	649	19.166	27.076	41
Fidelity® VIP Mid Cap Portfolio - Service Class 2
2011	14.610	12.753	77	14.774	12.922	2,738	14.981	13.136	7,959	15.022	13.179	228
2012	12.753	14.307	70	12.922	14.525	2,423	13.136	14.803	6,688	13.179	14.859	172
2013	14.307	19.035	58	14.525	19.364	1,932	14.803	19.784	5,559	14.859	19.869	153
2014	19.035	19.764	57	19.364	20.146	1768	19.784	20.634	4848	19.869	20.733	122
2015	19.764	19.038	59	20.146	19.445	1506	20.634	19.965	4102	20.733	20.071	100
2016	19.038	20.865	46	19.445	21.353	1301	19.965	21.980	3661	20.071	22.108	81
2017	20.865	24.627	45	21.353	25.255	1136	21.980	26.061	3159	22.108	26.225	79
2018	24.627	20.553	44	25.255	21.119	1017	26.061	21.847	2890	26.225	21.996	65
2019	20.553	24.790	36	21.119	25.523	936	21.847	26.469	2681	21.996	26.663	66
2020	24.790	28.612	35	25.523	29.517	855	26.469	30.688	2400	26.663	30.928	53
First Trust Capital Strength Portfolio - Class I
2020	N/A	N/A	N/A	N/A	N/A	N/A	10.043	11.837	6	N/A	N/A	N/A
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I
2017	N/A	N/A	N/A	10.408	11.527	230	10.364	11.560	523	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.527	10.754	243	11.560	10.812	618	N/A	N/A	N/A
2019	10.948	12.663	2	10.754	12.743	239	10.812	12.844	631	12.251	12.864	1*
2020	12.663	13.368	2	12.743	13.479	241	12.844	13.620	719	12.864	13.648	3
Franklin Allocation VIP Fund - Class 4
2019	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	10.875	11.676	1*	N/A	N/A	N/A
Franklin Income VIP Fund - Class 2
2011	11.474	11.503	141	11.580	11.633	4,510	11.714	11.797	9,759	11.741	11.830	475
2012	11.503	12.689	130	11.633	12.858	3,993	11.797	13.072	8,793	11.830	13.116	403
2013	12.689	14.158	75	12.858	14.375	3,347	13.072	14.651	7,972	13.116	14.707	332
2014	14.158	14.504	52	14.375	14.755	2733	14.651	15.077	7155	14.707	15.142	300
2015	14.504	13.200	54	14.755	13.456	2253	15.077	13.784	6084	15.142	13.850	248
2016	13.200	14.739	52	13.456	15.055	2038	13.784	15.459	5228	13.850	15.542	220
2017	14.739	15.828	45	15.055	16.200	1775	15.459	16.677	4649	15.542	16.775	182
2018	15.828	14.832	30	16.200	15.211	1561	16.677	15.698	4046	16.775	15.798	156
2019	14.832	16.857	29	15.211	17.322	1406	15.698	17.921	3608	15.798	18.044	132
2020	16.857	16.621	22	17.322	17.114	1317	17.921	17.750	3442	18.044	17.880	140
Franklin Mutual Shares VIP Fund - Class 2
2011	9.416	9.124	97	9.510	9.233	2,366	9.619	9.363	7,176	9.643	9.391	283
2012	9.124	10.207	86	9.233	10.350	2,042	9.363	10.522	6,079	9.391	10.558	218
2013	10.207	12.819	74	10.350	13.025	1,666	10.522	13.275	5,109	10.558	13.327	170
2014	12.819	13.447	67	13.025	13.690	1491	13.275	13.988	4481	13.327	14.050	154
2015	13.447	12.517	62	13.690	12.769	1334	13.988	13.079	3852	14.050	13.144	127
2016	12.517	14.226	52	12.769	14.541	1116	13.079	14.931	3348	13.144	15.013	113
2017	14.226	15.093	49	14.541	15.458	993	14.931	15.913	3115	15.013	16.008	114
2018	15.093	13.439	43	15.458	13.792	857	15.913	14.233	2807	16.008	14.325	97
2019	13.439	16.131	41	13.792	16.587	779	14.233	17.161	2523	14.325	17.280	82
2020	16.131	14.998	39	16.587	15.454	765	17.161	16.028	2579	17.280	16.148	82
Franklin Small-Mid Cap Growth VIP Fund - Class 2(5)
2009	11.327	15.924	19	8.559	12.057	715	8.708	12.298	1,139	4.768	6.737	103
2010	15.924	19.901	19	12.057	15.098	682	12.298	15.439	1,339	6.737	8.461	93
2011	19.901	18.546	17	15.098	14.098	612	15.439	14.452	1323	8.461	7.925	95
2012	18.546	20.131	17	14.098	15.334	553	14.452	15.758	1213	7.925	8.645	67
2013	20.131	23.419	15	15.334	17.852	542	15.758	18.363	1086	8.645	10.076	64
B-6

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
2017	N/A	N/A	N/A	11.104	12.271	33	10.719	12.307	48	N/A	N/A	N/A
2018	N/A	N/A	N/A	12.271	11.064	30	12.307	11.124	129	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.064	13.945	46	11.124	14.055	136	13.337	14.077	1*
2020	N/A	N/A	N/A	13.945	15.381	47	14.055	15.542	89	14.077	15.574	11
Invesco V.I. International Growth Fund - Series II Shares
2014	N/A	N/A	N/A	24.988	23.242	11	23.822	22.707	60	24.183	22.858	1*
2015	N/A	N/A	N/A	23.242	22.208	24	22.707	21.751	105	22.858	21.906	4
2016	N/A	N/A	N/A	22.208	21.638	25	21.751	21.246	122	21.906	21.409	4
2017	N/A	N/A	N/A	21.638	26.056	25	21.246	25.648	99	21.409	25.857	5
2018	N/A	N/A	N/A	26.056	21.678	23	25.648	21.392	97	25.857	21.577	4
2019	N/A	N/A	N/A	21.678	27.276	22	21.392	26.984	87	21.577	27.231	4
2020	N/A	N/A	N/A	27.276	30.440	19	26.984	30.190	52	27.231	30.481	3
JPMorgan Insurance Trust Core Bond Portfolio - Class 2
2017	N/A	N/A	N/A	9.755	9.868	27	9.740	9.897	233	9.857	9.902	1*
2018	N/A	N/A	N/A	9.868	9.661	40	9.897	9.713	424	9.902	9.723	4
2019	N/A	N/A	N/A	9.661	10.225	73	9.713	10.305	455	9.723	10.321	2
2020	10.787	10.714	6	10.225	10.803	90	10.305	10.915	601	10.321	10.938	24
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2
2015	N/A	N/A	N/A	9.610	9.403	4	9.959	9.419	6	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.403	9.765	17	9.419	9.805	9	N/A	N/A	N/A
2017	N/A	N/A	N/A	9.765	11.196	25	9.805	11.271	19	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.196	10.292	44	11.271	10.387	30	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.292	11.772	37	10.387	11.911	56	N/A	N/A	N/A
2020	N/A	N/A	N/A	11.772	13.329	8	11.911	13.520	42	N/A	N/A	N/A
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	9.898	11.163	30	10.132	11.191	227	N/A	N/A	N/A
2015	10.817	10.446	1*	11.163	10.488	87	11.191	10.541	357	11.234	10.552	3
2016	10.446	12.013	1*	10.488	12.085	136	10.541	12.176	420	10.552	12.194	3
2017	12.013	13.338	1*	12.085	13.445	96	12.176	13.580	420	12.194	13.607	1*
2018	13.338	11.644	1*	13.445	11.761	82	13.580	11.909	400	13.607	11.938	1*
2019	11.644	14.520	1*	11.761	14.695	77	11.909	14.917	333	11.938	14.962	2
2020	14.520	14.903	1*	14.695	15.114	47	14.917	15.381	307	14.962	15.434	1*
LVIP American Global Growth Fund - Service Class II
2011	12.332	10.957	10	12.344	10.990	252	12.360	11.032	733	12.363	11.040	2
2012	10.957	13.102	10	10.990	13.168	253	11.032	13.251	683	11.040	13.267	4
2013	13.102	16.511	9	13.168	16.627	202	13.251	16.773	677	13.267	16.803	3
2014	16.511	16.470	9	16.627	16.619	194	16.773	16.807	692	16.803	16.845	3
2015	16.470	17.188	12	16.619	17.378	177	16.807	17.619	635	16.845	17.668	4
2016	17.188	16.871	11	17.378	17.092	186	17.619	17.372	602	17.668	17.429	2
2017	16.871	21.641	10	17.092	21.968	312	17.372	22.384	527	17.429	22.468	2
2018	21.641	19.200	10	21.968	19.529	459	22.384	19.949	543	22.468	20.034	5
2019	19.200	25.340	10	19.529	25.826	582	19.949	26.447	476	20.034	26.573	13
2020	25.340	32.254	9	25.826	32.938	520	26.447	33.815	381	26.573	33.993	36
LVIP American Global Small Capitalization Fund - Service Class II
2011	12.717	10.026	5	12.730	10.057	224	12.746	10.095	741	12.749	10.102	4
2012	10.026	11.561	5	10.057	11.619	208	10.095	11.692	739	10.102	11.707	5
2013	11.561	14.467	4	11.619	14.569	187	11.692	14.697	672	11.707	14.723	5
2014	14.467	14.406	4	14.569	14.536	171	14.697	14.701	638	14.723	14.734	5
2015	14.406	14.085	4	14.536	14.241	126	14.701	14.439	599	14.734	14.479	6
2016	14.085	14.025	4	14.241	14.208	109	14.439	14.441	499	14.479	14.488	3
2017	14.025	17.224	4	14.208	17.485	110	14.441	17.816	463	14.488	17.883	2
2018	17.224	15.028	4	17.485	15.285	123	17.816	15.614	436	17.883	15.681	2
2019	15.028	19.281	4	15.285	19.651	107	15.614	20.123	367	15.681	20.219	5
2020	19.281	24.398	4	19.651	24.916	99	20.123	25.579	301	20.219	25.713	5
B-7

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Growth Fund - Service Class II
2011	12.448	11.619	14	12.460	11.654	671	12.476	11.698	2,704	12.479	11.706	14
2012	11.619	13.363	12	11.654	13.430	657	11.698	13.514	2,411	11.706	13.531	15
2013	13.363	16.965	10	13.430	17.084	605	13.514	17.235	2,261	13.531	17.265	12
2014	16.965	17.963	9	17.084	18.126	571	17.235	18.331	2204	17.265	18.373	11
2015	17.963	18.728	14	18.126	18.935	477	18.331	19.197	1761	18.373	19.250	10
2016	18.728	20.008	13	18.935	20.270	444	19.197	20.602	1590	19.250	20.669	8
2017	20.008	25.044	16	20.270	25.423	504	20.602	25.904	1389	20.669	26.001	6
2018	25.044	24.367	13	25.423	24.785	549	25.904	25.317	1217	26.001	25.425	8
2019	24.367	31.089	7	24.785	31.686	623	25.317	32.447	1089	25.425	32.602	8
2020	31.089	46.137	6	31.686	47.116	520	32.447	48.369	834	32.602	48.624	29
LVIP American Growth-Income Fund - Service Class II
2011	12.132	11.615	11	12.144	11.650	435	12.160	11.693	1,676	12.163	11.702	8
2012	11.615	13.312	8	11.650	13.379	438	11.693	13.463	1,620	11.702	13.479	9
2013	13.312	17.340	7	13.379	17.462	432	13.463	17.615	1,534	13.479	17.646	6
2014	17.340	18.722	6	17.462	18.892	394	17.615	19.105	1476	17.646	19.148	5
2015	18.722	18.538	4	18.892	18.743	343	19.105	19.003	1287	19.148	19.055	4
2016	18.538	20.178	3	18.743	20.442	313	19.003	20.777	1171	19.055	20.845	2
2017	20.178	24.097	6	20.442	24.462	288	20.777	24.925	1042	20.845	25.018	2
2018	24.097	23.089	5	24.462	23.485	260	24.925	23.990	919	25.018	24.092	2
2019	23.089	28.421	5	23.485	28.966	228	23.990	29.662	830	24.092	29.803	2
2020	28.421	31.487	5	28.966	32.155	210	29.662	33.010	775	29.803	33.184	2
LVIP American International Fund - Service Class II
2011	12.225	10.256	9	12.237	10.287	385	12.253	10.326	1,768	12.256	10.333	5
2012	10.256	11.796	9	10.287	11.855	389	10.326	11.930	1,739	10.333	11.944	5
2013	11.796	13.994	8	11.855	14.092	329	11.930	14.216	1,562	11.944	14.241	5
2014	13.994	13.292	8	14.092	13.412	329	14.216	13.564	1534	14.241	13.594	4
2015	13.292	12.386	7	13.412	12.523	304	13.564	12.697	1424	13.594	12.731	4
2016	12.386	12.510	6	12.523	12.674	277	12.697	12.882	1322	12.731	12.924	1*
2017	12.510	16.127	11	12.674	16.371	238	12.882	16.681	1139	12.924	16.744	1*
2018	16.127	13.660	11	16.371	13.895	226	16.681	14.193	1149	16.744	14.254	1*
2019	13.660	16.378	11	13.895	16.692	203	14.193	17.094	1043	14.254	17.175	4
2020	16.378	18.214	10	16.692	18.601	195	17.094	19.096	1017	17.175	19.196	4
LVIP Baron Growth Opportunities Fund - Service Class
2011	10.711	10.911	17	10.811	11.034	712	10.936	11.190	2,179	10.961	11.221	62
2012	10.911	12.633	16	11.034	12.801	783	11.190	13.015	2,048	11.221	13.058	81
2013	12.633	17.327	13	12.801	17.593	710	13.015	17.931	1,912	13.058	17.999	68
2014	17.327	17.791	7	17.593	18.100	632	17.931	18.494	1501	17.999	18.573	64
2015	17.791	16.590	14	18.100	16.912	500	18.494	17.323	1356	18.573	17.406	74
2016	16.590	17.150	14	16.912	17.518	461	17.323	17.989	1158	17.406	18.084	53
2017	17.150	21.368	16	17.518	21.870	450	17.989	22.514	922	18.084	22.645	45
2018	21.368	20.100	14	21.870	20.614	470	22.514	21.274	832	22.645	21.409	49
2019	20.100	26.844	7	20.614	27.585	489	21.274	28.540	715	21.409	28.735	40
2020	26.844	35.245	7	27.585	36.290	431	28.540	37.640	606	28.735	37.916	46
LVIP BlackRock Advantage Allocation Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	12.566	13.268	1*	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	13.268	12.319	3	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	12.319	14.102	10	N/A	N/A	N/A
2020	N/A	N/A	N/A	12.244	15.329	3	14.102	15.654	12	N/A	N/A	N/A
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
2011	9.671	9.203	6	9.779	9.325	201	9.917	9.480	815	9.944	9.511	32
2012	9.203	10.516	4	9.325	10.677	223	9.480	10.881	951	9.511	10.922	37
2013	10.516	12.143	12	10.677	12.353	435	10.881	12.621	1,195	10.922	12.675	42
2014	12.143	12.274	11	12.353	12.512	450	12.621	12.815	1203	12.675	12.876	31
2015	12.274	11.407	10	12.512	11.651	461	12.815	11.963	1224	12.876	12.026	23
2016	11.407	12.474	9	11.651	12.766	380	11.963	13.141	1231	12.026	13.217	28
2017	12.474	14.187	8	12.766	14.548	333	13.141	15.013	1128	13.217	15.107	25
2018	14.187	12.761	7	14.548	13.113	288	15.013	13.565	993	15.107	13.658	21
2019	12.761	14.782	7	13.113	15.220	275	13.565	15.785	1051	13.658	15.900	21
2020	14.782	14.601	7	15.220	15.063	260	15.785	15.661	1020	15.900	15.784	17
B-8

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class(10)
2012	10.954	10.954	1*	10.170	10.961	2	10.397	10.971	28	10.767	10.973	1*
2013	10.954	9.854	15	10.961	9.881	32	10.971	9.914	183	10.973	9.921	5
2014	9.854	9.154	15	9.881	9.197	48	9.914	9.251	363	9.921	9.262	9
2015	9.154	7.600	16	9.197	7.651	85	9.251	7.715	464	9.262	7.728	11
2016	7.600	7.949	16	7.651	8.017	57	7.715	8.104	445	7.728	8.121	10
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
2013	9.750	10.375	12	10.110	10.388	141	10.110	10.404	913	9.810	10.408	25
2014	10.375	10.103	7	10.388	10.136	238	10.404	10.178	1090	10.408	10.186	16
2015	10.103	9.432	7	10.136	9.482	321	10.178	9.545	1325	10.186	9.557	32
2016	9.432	9.467	7	9.482	9.536	235	9.545	9.623	1190	9.557	9.641	48
2017	9.467	10.458	7	9.536	10.555	193	9.623	10.678	973	9.641	10.703	38
2018	10.458	9.466	7	10.555	9.573	161	10.678	9.709	805	10.703	9.736	35
2019	9.466	10.773	6	9.573	10.917	152	9.709	11.099	680	9.736	11.136	32
2020	10.773	11.648	6	10.917	11.827	153	11.099	12.055	587	11.136	12.101	30
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
2016	N/A	N/A	N/A	10.121	10.115	30	10.271	10.131	63	N/A	N/A	N/A
2017	N/A	N/A	N/A	10.115	11.309	35	10.131	11.355	106	10.701	11.364	1*
2018	N/A	N/A	N/A	11.309	10.726	48	11.355	10.797	104	11.364	10.810	1*
2019	N/A	N/A	N/A	10.726	12.381	41	10.797	12.494	104	10.810	12.516	1*
2020	N/A	N/A	N/A	12.381	12.345	41	12.494	12.489	109	12.516	12.517	1*
LVIP BlackRock Global Real Estate Fund - Service Class
2011	7.198	6.421	22	7.250	6.480	927	7.316	6.556	2,944	7.329	6.571	146
2012	6.421	7.821	22	6.480	7.909	840	6.556	8.021	2,574	6.571	8.044	119
2013	7.821	7.891	19	7.909	7.996	802	8.021	8.130	2,484	8.044	8.157	98
2014	7.891	8.778	12	7.996	8.913	664	8.130	9.084	2080	8.157	9.119	89
2015	8.778	8.470	9	8.913	8.617	568	9.084	8.805	1712	9.119	8.843	80
2016	8.470	8.372	8	8.617	8.534	465	8.805	8.742	1540	8.843	8.784	77
2017	8.372	9.065	8	8.534	9.260	457	8.742	9.509	1396	8.784	9.560	61
2018	9.065	8.116	7	9.260	8.307	432	9.509	8.552	1238	9.560	8.602	51
2019	8.116	9.903	4	8.307	10.156	371	8.552	10.482	1009	8.602	10.548	50
2020	9.903	9.460	2	10.156	9.721	380	10.482	10.058	1035	10.548	10.126	53
LVIP BlackRock Inflation Protected Bond Fund - Service Class
2010	N/A	N/A	N/A	10.259	10.080	82	10.237	10.096	360	10.065	10.099	1*
2011	10.067	11.029	68	10.080	11.065	1,320	10.096	11.110	5,121	10.099	11.119	64
2012	11.029	11.475	74	11.065	11.535	1,497	11.110	11.611	5,650	11.119	11.626	65
2013	11.475	10.273	105	11.535	10.348	3,338	11.611	10.442	10,939	11.626	10.461	256
2014	10.273	10.349	418	10.348	10.446	2965	10.442	10.567	9901	10.461	10.592	260
2015	10.349	9.829	375	10.446	9.940	2588	10.567	10.081	8825	10.592	10.109	207
2016	9.829	9.944	367	9.940	10.077	2498	10.081	10.246	8175	10.109	10.280	179
2017	9.944	9.926	359	10.077	10.079	2481	10.246	10.273	8184	10.280	10.312	161
2018	9.926	9.722	331	10.079	9.892	2183	10.273	10.108	7430	10.312	10.151	143
2019	9.722	10.056	192	9.892	10.251	2030	10.108	10.502	6753	10.151	10.552	128
2020	10.056	10.341	191	10.251	10.563	1999	10.502	10.848	5833	10.552	10.905	135
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
2016	N/A	N/A	N/A	10.365	10.399	92	10.362	10.416	196	N/A	N/A	N/A
2017	N/A	N/A	N/A	10.399	11.540	96	10.416	11.587	278	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.540	10.975	109	11.587	11.047	246	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.975	12.758	282	11.047	12.874	589	N/A	N/A	N/A
2020	N/A	N/A	N/A	12.758	12.891	271	12.874	13.041	532	N/A	N/A	N/A
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Service Class(11)
2015	N/A	N/A	N/A	10.310	8.972	2	10.217	8.987	47	10.064	8.990	1*
2016	N/A	N/A	N/A	8.972	9.338	2	8.987	9.376	54	8.990	9.384	1*
B-9

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
2011	13.635	12.560	9	13.845	12.779	487	14.108	13.055	1,052	14.165	13.114	44
2012	12.560	14.279	8	12.779	14.558	405	13.055	14.909	862	13.114	14.984	34
2013	14.279	17.504	11	14.558	17.881	345	14.909	18.358	781	14.984	18.460	26
2014	17.504	18.012	10	17.881	18.437	302	18.358	18.976	670	18.460	19.091	19
2015	18.012	17.830	10	18.437	18.287	246	18.976	18.869	605	19.091	18.993	9
2016	17.830	17.187	10	18.287	17.663	205	18.869	18.271	589	18.993	18.400	8
2017	17.187	21.175	9	17.663	21.805	164	18.271	22.611	548	18.400	22.783	8
2018	21.175	19.792	9	21.805	20.421	154	22.611	21.230	497	22.783	21.401	15
2019	19.792	23.186	7	20.421	23.972	133	21.230	24.983	423	21.401	25.198	15
2020	23.186	28.042	6	23.972	29.050	172	24.983	30.351	375	25.198	30.627	16
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
2011	9.739	8.790	9	9.712	8.783	379	9.800	8.885	895	9.818	8.905	30
2012	8.790	9.142	6	8.783	9.153	257	8.885	9.282	764	8.905	9.308	26
2013	9.142	11.148	17	9.153	11.183	271	9.282	11.369	973	9.308	11.407	28
2014	11.148	10.092	21	11.183	10.144	309	11.369	10.339	969	11.407	10.379	29
2015	10.092	9.444	18	10.144	9.512	325	10.339	9.719	975	10.379	9.761	26
2016	9.444	9.433	18	9.512	9.520	344	9.719	9.751	947	9.761	9.798	22
2017	9.433	11.568	17	9.520	11.698	269	9.751	12.013	774	9.798	12.077	19
2018	11.568	11.343	14	11.698	11.493	233	12.013	11.832	702	12.077	11.901	13
2019	11.343	13.839	13	11.493	14.050	208	11.832	14.501	657	11.901	14.592	10
2020	13.839	17.264	11	14.050	17.563	177	14.501	18.171	566	14.592	18.296	9
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class
2015	N/A	N/A	N/A	10.019	9.227	9	10.055	9.243	71	9.858	9.246	3
2016	N/A	N/A	N/A	9.227	9.363	33	9.243	9.403	99	9.246	9.410	1*
2017	N/A	N/A	N/A	9.363	10.807	47	9.403	10.879	151	9.410	10.893	1*
2018	N/A	N/A	N/A	10.807	9.981	55	10.879	10.073	202	10.893	10.090	1*
2019	N/A	N/A	N/A	9.981	10.334	55	10.073	10.440	160	10.090	10.460	1*
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	9.822	10.397	6	10.034	10.423	83	9.930	10.428	2
2015	N/A	N/A	N/A	10.397	9.768	43	10.423	9.817	197	10.428	9.827	2
2016	9.988	10.352	1*	9.768	10.414	52	9.817	10.492	270	9.827	10.508	8
2017	10.352	12.226	1*	10.414	12.324	62	10.492	12.448	268	10.508	12.473	8
2018	12.226	11.595	1*	12.324	11.712	125	12.448	11.859	246	12.473	11.889	4
2019	11.595	13.504	1*	11.712	13.667	139	11.859	13.874	346	11.889	13.915	12
2020	13.504	15.135	1*	13.667	15.348	129	13.874	15.619	328	13.915	15.674	11
LVIP Delaware Bond Fund - Service Class
2011	12.079	12.686	209	12.816	13.488	5,753	12.385	13.067	17,235	13.112	13.841	589
2012	12.686	13.197	182	13.488	14.059	5,399	13.067	13.655	16,498	13.841	14.471	521
2013	13.197	12.581	163	14.059	13.430	4,639	13.655	13.076	14,968	14.471	13.864	404
2014	12.581	13.010	95	13.430	13.915	4169	13.076	13.583	13472	13.864	14.409	344
2015	13.010	12.744	90	13.915	13.658	3962	13.583	13.365	12929	14.409	14.185	318
2016	12.744	12.775	85	13.658	13.718	3696	13.365	13.458	12504	14.185	14.290	304
2017	12.775	13.010	91	13.718	13.999	3610	13.458	13.767	11848	14.290	14.627	287
2018	13.010	12.590	85	13.999	13.574	3243	13.767	13.383	10624	14.627	14.225	281
2019	12.590	13.417	80	13.574	14.494	3049	13.383	14.326	10152	14.225	15.235	273
2020	13.417	14.384	83	14.494	15.570	3008	14.326	15.427	10066	15.235	16.415	236
LVIP Delaware Diversified Floating Rate Fund - Service Class
2011	10.009	9.753	24	10.021	9.785	1,085	10.037	9.825	3,459	10.040	9.833	98
2012	9.753	9.929	40	9.785	9.981	1,193	9.825	10.047	4,390	9.833	10.060	97
2013	9.929	9.772	104	9.981	9.843	2,569	10.047	9.932	10,786	10.060	9.950	178
2014	9.772	9.603	118	9.843	9.692	2204	9.932	9.805	7887	9.950	9.828	180
2015	9.603	9.312	97	9.692	9.418	1714	9.805	9.551	6438	9.828	9.578	134
2016	9.312	9.302	95	9.418	9.426	1427	9.551	9.583	5896	9.578	9.615	102
2017	9.302	9.316	98	9.426	9.459	1459	9.583	9.641	5870	9.615	9.678	106
2018	9.316	9.124	89	9.459	9.283	1387	9.641	9.485	5523	9.678	9.526	111
2019	9.124	9.322	83	9.283	9.504	1262	9.485	9.735	4652	9.526	9.782	57
2020	9.322	9.231	82	9.504	9.429	1108	9.735	9.683	4314	9.782	9.734	51
B-10

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Delaware Mid Cap Value Fund - Service Class
2011	9.144	8.459	1*	9.210	8.537	304	9.294	8.636	1,158	9.311	8.656	7
2012	N/A	N/A	N/A	8.537	9.594	240	8.636	9.730	681	8.656	9.757	9
2013	N/A	N/A	N/A	9.594	12.550	289	9.730	12.759	681	9.757	12.801	11
2014	12.077	13.011	2	12.550	13.207	246	12.759	13.461	500	12.801	13.512	9
2015	13.011	12.729	2	13.207	12.947	255	13.461	13.229	526	13.512	13.286	9
2016	12.729	14.955	2	12.947	15.242	208	13.229	15.613	486	13.286	15.688	8
2017	14.955	17.184	2	15.242	17.548	176	15.613	18.020	431	15.688	18.116	12
2018	N/A	N/A	N/A	17.548	14.628	149	18.020	15.059	386	18.116	15.146	10
2019	N/A	N/A	N/A	14.628	18.653	120	15.059	19.251	286	15.146	19.373	8
2020	N/A	N/A	N/A	18.653	18.332	122	19.251	18.967	276	19.373	19.096	3
LVIP Delaware Social Awareness Fund - Service Class
2010	9.619	10.472	2	13.367	14.582	193	9.819	10.738	511	13.636	14.919	24
2011	10.472	10.284	2	14.582	14.349	186	10.738	10.593	482	14.919	14.725	22
2012	10.284	11.569	2	14.349	16.174	181	10.593	11.970	416	14.725	16.648	15
2013	11.569	15.318	2	16.174	21.457	177	11.970	15.921	445	16.648	22.153	3
2014	15.318	17.219	1*	21.457	24.169	160	15.921	17.977	324	22.153	25.027	4
2015	17.219	16.691	1*	24.169	23.475	75	17.977	17.505	340	25.027	24.381	4
2016	16.691	17.368	1*	23.475	24.476	71	17.505	18.297	306	24.381	25.498	3
2017	17.368	20.370	1*	24.476	28.764	58	18.297	21.556	249	25.498	30.055	2
2018	20.370	18.973	1*	28.764	26.842	52	21.556	20.167	222	30.055	28.131	2
2019	18.973	24.435	1*	26.842	34.637	46	20.167	26.088	199	28.131	36.408	3
2020	24.435	28.540	1*	34.637	40.533	41	26.088	30.605	167	36.408	42.734	3
LVIP Delaware Wealth Builder Fund - Service Class(7)
2011	14.053	13.448	1*	14.268	13.682	180	14.543	13.980	386	14.599	14.041	24
2012	13.448	14.882	1*	13.682	15.171	150	13.980	15.541	293	14.041	15.616	22
2013	14.882	17.479	1*	15.171	17.854	126	15.541	18.334	254	15.616	18.432	18
2014	N/A	N/A	N/A	17.854	18.232	103	18.334	18.770	197	18.432	18.879	17
2015	N/A	N/A	N/A	18.232	17.606	97	18.770	18.171	160	18.879	18.286	14
2016	N/A	N/A	N/A	17.606	18.200	82	18.171	18.831	142	18.286	18.960	12
2017	N/A	N/A	N/A	18.200	20.003	73	18.831	20.748	120	18.960	20.901	12
2018	N/A	N/A	N/A	20.003	18.554	63	20.748	19.294	103	20.901	19.446	10
2019	N/A	N/A	N/A	18.554	21.047	46	19.294	21.941	98	19.446	22.124	10
2020	N/A	N/A	N/A	21.047	21.757	38	21.941	22.738	92	22.124	22.939	10
LVIP Dimensional International Core Equity Fund - Service Class
2015	N/A	N/A	N/A	9.837	8.952	5	10.230	8.967	148	9.603	8.970	2
2016	N/A	N/A	N/A	8.952	9.156	6	8.967	9.194	173	8.970	9.202	5
2017	N/A	N/A	N/A	9.156	11.411	31	9.194	11.488	237	9.202	11.502	23
2018	N/A	N/A	N/A	11.411	9.209	23	11.488	9.294	327	11.502	9.310	18
2019	N/A	N/A	N/A	9.209	10.890	17	9.294	11.018	340	9.310	11.043	17
2020	N/A	N/A	N/A	10.890	11.391	19	11.018	11.554	352	11.043	11.586	18
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	9.958	8.285	74	9.871	8.298	537	9.848	8.300	13
2012	N/A	N/A	N/A	8.285	9.630	77	8.298	9.670	605	8.300	9.677	21
2013	N/A	N/A	N/A	9.630	10.851	158	9.670	10.922	1,929	9.677	10.937	42
2014	N/A	N/A	N/A	10.851	9.823	148	10.922	9.912	2220	10.937	9.930	48
2015	N/A	N/A	N/A	9.823	9.232	154	9.912	9.340	2350	9.930	9.361	46
2016	N/A	N/A	N/A	9.232	9.214	145	9.340	9.345	2156	9.361	9.371	43
2017	N/A	N/A	N/A	9.214	11.377	154	9.345	11.568	2142	9.371	11.606	44
2018	N/A	N/A	N/A	11.377	9.345	198	11.568	9.525	2080	11.606	9.564	35
2019	N/A	N/A	N/A	9.345	10.684	148	9.525	10.917	1961	9.564	10.967	42
2020	N/A	N/A	N/A	10.684	9.786	152	10.917	10.024	2147	10.967	10.074	47
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
2011	9.882	9.758	37	9.993	9.887	135	10.133	10.051	558	10.161	10.084	37
2012	9.758	10.980	29	9.887	11.148	111	10.051	11.361	488	10.084	11.404	34
2013	10.980	14.279	25	11.148	14.526	110	11.361	14.840	522	11.404	14.904	44
2014	14.279	15.769	19	14.526	16.074	99	14.840	16.463	428	14.904	16.542	45
2015	15.769	15.079	18	16.074	15.401	90	16.463	15.814	344	16.542	15.898	42
2016	15.079	16.834	15	15.401	17.229	106	15.814	17.734	368	15.898	17.837	39
2017	16.834	19.857	15	17.229	20.362	117	17.734	21.012	308	17.837	21.145	37
2018	19.857	17.965	14	20.362	18.460	95	21.012	19.097	316	21.145	19.227	39
2019	17.965	22.809	13	18.460	23.483	88	19.097	24.355	274	19.227	24.533	38
2020	22.809	25.908	12	23.483	26.727	68	24.355	27.788	227	24.533	28.006	35
B-11

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.225	9.360	80	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.538	10.679	16	9.360	10.723	192	9.566	10.732	6
2017	N/A	N/A	N/A	10.679	12.362	5	10.723	12.449	281	10.732	12.463	13
2018	N/A	N/A	N/A	12.362	10.933	10	12.449	11.038	247	12.463	11.056	12
2019	N/A	N/A	N/A	10.933	13.786	10	11.038	13.953	242	11.056	13.983	10
2020	N/A	N/A	N/A	13.786	15.562	10	13.953	15.790	218	13.983	15.832	9
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	9.969	9.338	62	9.879	9.353	852	9.713	9.356	3
2012	N/A	N/A	N/A	9.338	10.730	92	9.353	10.774	1,111	9.356	10.783	9
2013	N/A	N/A	N/A	10.730	13.567	183	10.774	13.656	2,066	10.783	13.674	19
2014	N/A	N/A	N/A	13.567	13.902	150	13.656	14.028	1856	13.674	14.054	19
2015	N/A	N/A	N/A	13.902	12.570	210	14.028	12.716	1462	14.054	12.746	19
2016	N/A	N/A	N/A	12.570	13.672	343	12.716	13.866	1260	12.746	13.905	18
2017	N/A	N/A	N/A	13.672	15.947	265	13.866	16.213	1155	13.905	16.267	14
2018	N/A	N/A	N/A	15.947	14.392	225	16.213	14.669	1051	16.267	14.725	13
2019	N/A	N/A	N/A	14.392	16.843	178	14.669	17.210	935	14.725	17.285	25
2020	N/A	N/A	N/A	16.843	19.006	151	17.210	19.469	718	17.285	19.563	16
LVIP Dimensional/Vanguard Total Bond Fund - Service Class
2011	10.185	10.311	8	10.016	10.324	198	10.001	10.341	1,030	10.315	10.344	27
2012	10.311	10.449	8	10.324	10.483	267	10.341	10.525	1,549	10.344	10.534	39
2013	N/A	N/A	N/A	10.483	9.976	324	10.525	10.042	1,965	10.534	10.055	44
2014	N/A	N/A	N/A	9.976	10.219	443	10.042	10.312	2374	10.055	10.330	41
2015	10.199	9.940	1*	10.219	10.033	474	10.312	10.149	2284	10.330	10.173	39
2016	9.940	9.913	4	10.033	10.025	525	10.149	10.167	2541	10.173	10.196	29
2017	9.913	9.968	4	10.025	10.101	442	10.167	10.269	2688	10.196	10.304	28
2018	9.968	9.722	4	10.101	9.872	351	10.269	10.062	2524	10.304	10.100	21
2019	9.722	10.206	4	9.872	10.384	350	10.062	10.610	2481	10.100	10.656	12
2020	10.206	10.536	4	10.384	10.741	355	10.610	11.002	2448	10.656	11.055	28
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	9.687	11.034	9	10.146	11.051	229	10.267	11.055	1*
2014	10.948	11.418	1*	11.034	11.455	54	11.051	11.502	279	11.055	11.511	1*
2015	N/A	N/A	N/A	11.455	10.661	171	11.502	10.731	502	11.511	10.745	3
2016	N/A	N/A	N/A	10.661	11.110	254	10.731	11.212	478	10.745	11.232	1*
2017	N/A	N/A	N/A	11.110	12.931	190	11.212	13.082	424	11.232	13.113	1*
2018	N/A	N/A	N/A	12.931	11.904	87	13.082	12.073	395	13.113	12.107	1*
2019	N/A	N/A	N/A	11.904	13.971	80	12.073	14.205	373	12.107	14.252	3
2020	N/A	N/A	N/A	13.971	16.428	89	14.205	16.745	337	14.252	16.809	9
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
2011	7.736	7.322	34	7.792	7.390	1,283	7.863	7.476	3,766	7.877	7.493	174
2012	7.322	8.669	31	7.390	8.767	1,115	7.476	8.891	3,597	7.493	8.916	150
2013	8.669	10.155	41	8.767	10.291	1,031	8.891	10.462	3,316	8.916	10.497	108
2014	10.155	9.723	42	10.291	9.872	1066	10.462	10.062	3172	10.497	10.100	110
2015	9.723	8.734	42	9.872	8.886	990	10.062	9.080	3029	10.100	9.119	96
2016	8.734	8.738	42	8.886	8.908	882	9.080	9.124	2919	9.119	9.168	83
2017	8.738	10.362	40	8.908	10.584	734	9.124	10.869	2604	9.168	10.927	80
2018	10.362	9.196	37	10.584	9.412	677	10.869	9.690	2421	10.927	9.746	69
2019	9.196	10.132	39	9.412	10.391	643	9.690	10.724	2225	9.746	10.792	64
2020	10.132	11.150	30	10.391	11.458	558	10.724	11.855	2008	10.792	11.936	46
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class
2017	N/A	N/A	N/A	10.869	10.945	1*	10.327	10.976	4	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.945	10.325	1*	10.976	10.381	11	N/A	N/A	N/A
2019	11.661	11.949	1*	10.325	12.024	1*	10.381	12.119	21	N/A	N/A	N/A
2020	11.949	13.298	1*	N/A	N/A	N/A	12.119	13.547	21	N/A	N/A	N/A
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	10.020	10.237	56	10.021	10.259	355	10.016	10.268	1*
2015	N/A	N/A	N/A	10.237	9.238	65	10.259	9.281	320	10.268	9.293	1*
2016	N/A	N/A	N/A	9.238	10.056	36	9.281	10.129	314	9.293	10.147	1*
2017	N/A	N/A	N/A	10.056	10.935	39	10.129	11.041	323	10.147	11.067	1*
2018	N/A	N/A	N/A	10.935	9.998	35	11.041	10.121	300	11.067	10.149	1*
2019	N/A	N/A	N/A	9.998	11.361	33	10.121	11.526	277	10.149	11.563	1*
B-12

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	9.775	11.095	12	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	11.095	11.587	25	N/A	N/A	N/A
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
2011	12.056	12.210	174	12.191	12.371	2,476	12.362	12.576	8,497	12.396	12.617	388
2012	12.210	13.092	196	12.371	13.292	2,935	12.576	13.546	9,366	12.617	13.597	349
2013	13.092	14.035	165	13.292	14.277	2,349	13.546	14.586	8,003	13.597	14.649	298
2014	14.035	14.489	86	14.277	14.769	1997	14.586	15.127	6767	14.649	15.199	260
2015	14.489	13.871	51	14.769	14.168	1584	15.127	14.547	5956	15.199	14.624	177
2016	13.871	14.228	48	14.168	14.561	1300	14.547	14.989	5248	14.624	15.076	169
2017	14.228	15.357	43	14.561	15.748	1039	14.989	16.251	4298	15.076	16.353	125
2018	15.357	14.332	11	15.748	14.727	926	16.251	15.235	3691	16.353	15.339	159
2019	14.332	16.101	10	14.727	16.577	861	15.235	17.191	3097	15.339	17.317	116
2020	16.101	16.840	9	16.577	17.373	801	17.191	18.062	2632	17.317	18.203	99
LVIP Global Growth Allocation Managed Risk Fund - Service Class
2011	11.460	11.194	181	11.588	11.342	7,740	11.751	11.530	14,997	11.783	11.568	531
2012	11.194	11.934	157	11.342	12.116	7,171	11.530	12.348	17,859	11.568	12.395	659
2013	11.934	13.236	157	12.116	13.465	7,906	12.348	13.757	19,062	12.395	13.816	607
2014	13.236	13.377	165	13.465	13.635	7104	13.757	13.965	18494	13.816	14.032	664
2015	13.377	12.584	95	13.635	12.853	5719	13.965	13.197	16118	14.032	13.267	628
2016	12.584	12.875	90	12.853	13.177	4754	13.197	13.563	13443	13.267	13.642	552
2017	12.875	14.542	85	13.177	14.912	3769	13.563	15.388	11651	13.642	15.485	529
2018	14.542	13.306	71	14.912	13.672	3179	15.388	14.144	10249	15.485	14.240	420
2019	13.306	15.057	68	13.672	15.502	2689	14.144	16.077	8570	14.240	16.195	420
2020	15.057	15.569	65	15.502	16.061	2378	16.077	16.699	7593	16.195	16.829	407
LVIP Global Income Fund - Service Class
2011	11.402	11.258	53	11.436	11.314	2,272	11.482	11.388	8,758	11.492	11.404	113
2012	11.258	11.842	56	11.314	11.925	2,408	11.388	12.033	8,480	11.404	12.056	120
2013	11.842	11.241	61	11.925	11.342	2,477	12.033	11.474	8,587	12.056	11.501	124
2014	11.241	11.193	42	11.342	11.316	2251	11.474	11.476	8121	11.501	11.509	120
2015	11.193	10.712	41	11.316	10.851	1994	11.476	11.032	7108	11.509	11.070	98
2016	10.712	10.516	41	10.851	10.675	1830	11.032	10.880	6657	11.070	10.922	77
2017	10.516	10.791	43	10.675	10.975	1824	10.880	11.214	6756	10.922	11.263	99
2018	10.791	10.741	38	10.975	10.947	1640	11.214	11.213	5961	11.263	11.268	97
2019	10.741	11.198	39	10.947	11.435	1530	11.213	11.743	5281	11.268	11.806	74
2020	11.198	11.680	37	11.435	11.952	1459	11.743	12.304	5028	11.806	12.376	81
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
2011	11.958	11.816	162	12.092	11.973	8,288	12.261	12.171	23,598	12.296	12.211	1,152
2012	11.816	12.649	158	11.973	12.842	7,483	12.171	13.088	24,029	12.211	13.137	1,028
2013	12.649	13.821	164	12.842	14.060	6,866	13.088	14.364	22,456	13.137	14.426	1,003
2014	13.821	14.059	158	14.060	14.331	6094	14.364	14.678	21142	14.426	14.748	989
2015	14.059	13.269	125	14.331	13.553	4922	14.678	13.916	18167	14.748	13.989	687
2016	13.269	13.523	110	13.553	13.839	4316	13.916	14.246	15467	13.989	14.328	607
2017	13.523	15.101	59	13.839	15.485	3535	14.246	15.980	12882	14.328	16.080	561
2018	15.101	13.948	49	15.485	14.332	3013	15.980	14.827	11269	16.080	14.927	541
2019	13.948	15.671	47	14.332	16.134	2482	14.827	16.733	9784	14.927	16.855	521
2020	15.671	16.240	46	16.134	16.754	2273	16.733	17.419	8530	16.855	17.555	507
LVIP Goldman Sachs Income Builder Fund - Service Class
2017	N/A	N/A	N/A	10.417	10.828	3	10.309	10.859	10	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.828	10.130	3	10.859	10.185	14	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.130	11.291	3	10.185	11.375	19	N/A	N/A	N/A
B-13

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Government Money Market Fund - Service Class
2011	10.109	9.902	80	9.998	9.813	2,604	10.367	10.200	7,884	10.228	10.069	277
2012	9.902	9.698	104	9.813	9.630	2,302	10.200	10.036	5,584	10.069	9.912	238
2013	9.698	9.499	77	9.630	9.451	2,074	10.036	9.874	4,267	9.912	9.757	188
2014	9.499	9.304	95	9.451	9.276	1641	9.874	9.715	3665	9.757	9.604	76
2015	9.304	9.113	17	9.276	9.103	1380	9.715	9.558	3522	9.604	9.454	153
2016	9.113	8.926	39	9.103	8.934	1303	9.558	9.404	3006	9.454	9.306	150
2017	8.926	8.756	22	8.934	8.782	1195	9.404	9.267	2346	9.306	9.175	105
2018	8.756	8.672	47	8.782	8.715	1131	9.267	9.219	2300	9.175	9.133	50
2019	8.672	8.622	12	8.715	8.683	945	9.219	9.208	2011	9.133	9.126	114
2020	8.622	8.461	38	8.683	8.537	1103	9.208	9.076	2532	9.126	9.000	147
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	10.057	10.239	6	10.198	10.255	16	N/A	N/A	N/A
2015	10.349	9.495	5	10.239	9.527	32	10.255	9.566	134	10.230	9.573	1*
2016	9.495	10.298	5	9.527	10.352	60	9.566	10.421	322	9.573	10.434	7
2017	10.298	11.167	5	10.352	11.249	74	10.421	11.351	283	10.434	11.372	5
2018	N/A	N/A	N/A	11.249	10.030	53	11.351	10.147	277	11.372	10.171	19
2019	N/A	N/A	N/A	10.030	10.937	45	10.147	11.075	242	10.171	11.103	19
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	9.998	10.252	60	9.999	10.274	203	10.455	10.283	3
2015	9.887	9.126	1*	10.252	9.163	115	10.274	9.205	277	10.283	9.218	2
2016	9.126	9.460	1*	9.163	9.517	108	9.205	9.586	278	9.218	9.603	2
2017	9.460	10.900	1*	9.517	10.988	102	9.586	11.094	234	9.603	11.120	5
2018	10.900	9.666	1*	10.988	9.763	84	11.094	9.882	178	11.120	9.910	3
2019	9.666	11.288	1*	9.763	11.424	122	9.882	11.593	398	9.910	11.632	23
2020	N/A	N/A	N/A	11.424	11.988	87	11.593	12.195	372	11.632	12.242	19
LVIP JPMorgan High Yield Fund - Service Class
2011	10.771	10.815	4	10.785	10.850	487	10.802	10.894	1,327	10.805	10.903	17
2012	10.815	12.140	11	10.850	12.204	421	10.894	12.284	1,534	10.903	12.300	23
2013	12.140	12.637	10	12.204	12.729	387	12.284	12.844	1,369	12.300	12.868	18
2014	12.637	12.694	13	12.729	12.812	270	12.844	12.961	1072	12.868	12.991	12
2015	12.694	11.911	10	12.812	12.046	218	12.961	12.216	965	12.991	12.251	24
2016	11.911	13.177	14	12.046	13.353	239	12.216	13.576	976	12.251	13.621	28
2017	13.177	13.744	14	13.353	13.955	193	13.576	14.223	806	13.621	14.278	25
2018	13.744	13.041	11	13.955	13.268	165	14.223	13.557	636	14.278	13.616	19
2019	13.041	14.391	8	13.268	14.671	149	13.557	15.028	659	13.616	15.101	26
2020	14.391	14.839	7	14.671	15.157	141	15.028	15.565	628	15.101	15.648	19
LVIP JPMorgan Retirement Income Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	12.219	12.323	1*	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.874	11.361	1*	12.323	11.544	24	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.361	12.668	1*	11.544	12.904	35	12.518	12.952	13
2020	N/A	N/A	N/A	12.668	13.574	1*	12.904	13.862	35	12.952	13.920	13
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
2010	7.327	8.929	1*	7.365	8.994	134	7.406	9.066	389	7.424	9.093	23
2011	8.929	8.568	6	8.994	8.648	191	9.066	8.739	707	9.093	8.769	26
2012	8.568	9.520	5	8.648	9.628	125	8.739	9.754	571	8.769	9.792	23
2013	9.520	11.547	18	9.628	11.701	167	9.754	11.884	885	9.792	11.937	28
2014	11.547	12.195	19	11.701	12.381	222	11.884	12.607	978	11.937	12.669	30
2015	12.195	10.990	17	12.381	11.181	212	12.607	11.413	892	12.669	11.475	15
2016	10.990	11.808	17	11.181	12.037	172	11.413	12.317	915	11.475	12.391	16
2017	11.808	13.228	16	12.037	13.512	186	12.317	13.861	925	12.391	13.951	15
2018	13.228	11.396	16	13.512	11.664	171	13.861	11.996	872	13.951	12.079	12
2019	11.396	12.930	17	11.664	13.261	163	11.996	13.672	720	12.079	13.773	9
LVIP MFS International Equity Managed Volatility Fund - Service Class
2013	9.550	10.017	8	10.062	10.030	65	10.062	10.046	164	9.558	10.049	2
2014	10.017	9.088	8	10.030	9.118	102	10.046	9.156	238	10.049	9.163	7
2015	9.088	8.888	7	9.118	8.935	85	9.156	8.994	321	9.163	9.006	7
2016	8.888	8.568	8	8.935	8.631	67	8.994	8.710	423	9.006	8.726	3
2017	8.568	10.791	7	8.631	10.892	90	8.710	11.019	460	8.726	11.044	2
2018	10.791	9.675	7	10.892	9.783	113	11.019	9.922	438	11.044	9.950	2
2019	9.675	11.943	6	9.783	12.101	98	9.922	12.304	360	9.950	12.345	6
2020	11.943	11.957	7	12.101	12.140	90	12.304	12.374	308	12.345	12.421	5
B-14

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP MFS International Growth Fund - Service Class
2011	8.127	7.154	20	8.185	7.220	581	8.260	7.304	1,630	8.275	7.321	51
2012	7.154	8.344	17	7.220	8.438	574	7.304	8.557	1,620	7.321	8.581	40
2013	8.344	9.259	4	8.438	9.382	494	8.557	9.539	1,622	8.581	9.570	41
2014	9.259	8.587	4	9.382	8.718	458	9.539	8.886	1467	9.570	8.920	46
2015	8.587	8.496	4	8.718	8.644	504	8.886	8.832	1313	8.920	8.870	33
2016	8.496	8.436	20	8.644	8.600	427	8.832	8.810	1174	8.870	8.852	20
2017	8.436	10.866	10	8.600	11.100	382	8.810	11.398	1058	8.852	11.459	22
2018	10.866	9.740	6	11.100	9.969	353	11.398	10.263	997	11.459	10.323	19
2019	9.740	12.136	2	9.969	12.446	295	10.263	12.845	870	10.323	12.927	17
2020	N/A	N/A	N/A	12.446	13.952	294	12.845	14.435	856	12.927	14.534	17
LVIP MFS Value Fund - Service Class
2011	8.246	8.046	21	8.305	8.120	2,067	8.380	8.214	7,147	8.396	8.233	238
2012	8.046	9.142	25	8.120	9.245	1,601	8.214	9.376	4,410	8.233	9.402	179
2013	9.142	12.142	59	9.245	12.303	1,291	9.376	12.508	4,378	9.402	12.549	154
2014	12.142	13.106	44	12.303	13.306	1087	12.508	13.562	3716	12.549	13.614	110
2015	13.106	12.732	38	13.306	12.952	940	13.562	13.234	3005	13.614	13.292	113
2016	12.732	14.185	32	12.952	14.460	847	13.234	14.812	2684	13.292	14.883	94
2017	14.185	16.298	23	14.460	16.647	917	14.812	17.095	2474	14.883	17.186	107
2018	16.298	14.328	18	16.647	14.664	1076	17.095	15.096	2279	17.186	15.184	92
2019	14.328	18.172	17	14.664	18.635	1183	15.096	19.232	1993	15.184	19.354	73
2020	18.172	18.399	16	18.635	18.906	1271	19.232	19.560	2002	19.354	19.694	88
LVIP Mondrian International Value Fund - Service Class
2011	11.224	10.501	28	17.506	16.411	304	11.509	10.817	1,228	17.910	16.841	33
2012	10.501	11.243	25	16.411	17.606	274	10.817	11.633	1,151	16.841	18.121	27
2013	11.243	13.384	27	17.606	21.000	509	11.633	13.910	2,245	18.121	21.679	52
2014	13.384	12.743	35	21.000	20.034	493	13.910	13.304	2069	21.679	20.745	52
2015	12.743	11.977	36	20.034	18.868	484	13.304	12.561	1878	20.745	19.596	48
2016	11.977	12.169	29	18.868	19.208	441	12.561	12.820	1759	19.596	20.010	50
2017	12.169	14.424	29	19.208	22.813	362	12.820	15.263	1452	20.010	23.835	42
2018	14.424	12.471	24	22.813	19.764	323	15.263	13.256	1366	23.835	20.712	39
2019	12.471	14.404	18	19.764	22.873	290	13.256	15.380	1187	20.712	24.043	37
2020	14.404	13.370	17	22.873	21.273	306	15.380	14.340	1191	24.043	22.428	37
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.213	9.800	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.964	8.919	18	9.800	8.955	12	N/A	N/A	N/A
2016	N/A	N/A	N/A	8.919	9.235	13	8.955	9.297	21	N/A	N/A	N/A
2017	N/A	N/A	N/A	9.235	10.890	14	9.297	10.990	22	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.890	9.771	13	10.990	9.885	54	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.771	11.443	11	9.885	11.605	61	N/A	N/A	N/A
2020	N/A	N/A	N/A	11.443	12.920	10	11.605	13.136	50	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond Fund - Service Class
2014	N/A	N/A	N/A	9.987	9.881	141	10.003	9.897	236	9.964	9.900	10
2015	9.892	9.800	19	9.881	9.832	344	9.897	9.872	1096	9.900	9.880	59
2016	9.800	9.824	21	9.832	9.876	384	9.872	9.941	1434	9.880	9.954	67
2017	9.824	9.757	21	9.876	9.828	454	9.941	9.918	1491	9.954	9.936	34
2018	9.757	9.641	25	9.828	9.731	541	9.918	9.844	1898	9.936	9.867	66
2019	9.641	9.734	25	9.731	9.844	532	9.844	9.984	1792	9.867	10.012	27
2020	9.734	9.897	25	9.844	10.029	600	9.984	10.197	1861	10.012	10.231	70
LVIP SSGA Bond Index Fund - Service Class
2011	11.024	11.565	187	11.080	11.647	7,240	11.150	11.750	22,868	11.164	11.771	448
2012	11.565	11.732	160	11.647	11.839	7,303	11.750	11.973	22,117	11.771	12.001	368
2013	11.732	11.166	166	11.839	11.289	6,774	11.973	11.446	22,134	12.001	11.478	383
2014	11.166	11.533	121	11.289	11.685	5795	11.446	11.877	18673	11.478	11.915	343
2015	11.533	11.294	96	11.685	11.465	5052	11.877	11.682	16566	11.915	11.726	323
2016	11.294	11.284	91	11.465	11.478	5014	11.682	11.725	15711	11.726	11.775	283
2017	11.284	11.372	86	11.478	11.591	4808	11.725	11.870	15465	11.775	11.927	257
2018	11.372	11.072	90	11.591	11.307	4176	11.870	11.609	13716	11.927	11.670	214
2019	11.072	11.706	67	11.307	11.978	3830	11.609	12.328	12217	11.670	12.400	199
2020	11.706	12.291	69	11.978	12.602	3751	12.328	13.003	11849	12.400	13.085	235
B-15

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA Conservative Index Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.427	10.481	71	10.439	10.519	592	10.441	10.526	20
2012	N/A	N/A	N/A	10.481	11.191	188	10.519	11.259	664	10.526	11.273	21
2013	N/A	N/A	N/A	11.191	11.697	156	11.259	11.798	517	11.273	11.818	4
2014	N/A	N/A	N/A	11.697	11.990	125	11.798	12.123	513	11.818	12.150	3
2015	N/A	N/A	N/A	11.990	11.624	158	12.123	11.783	461	12.150	11.815	7
2016	N/A	N/A	N/A	11.624	11.946	183	11.783	12.140	535	11.815	12.179	8
2017	N/A	N/A	N/A	11.946	12.945	213	12.140	13.188	463	12.179	13.237	4
2018	N/A	N/A	N/A	12.945	12.120	99	13.188	12.378	429	13.237	12.431	2
2019	N/A	N/A	N/A	12.120	13.621	90	12.378	13.946	406	12.431	14.012	2
2020	N/A	N/A	N/A	13.621	14.957	121	13.946	15.352	404	14.012	15.432	1*
LVIP SSGA Conservative Structured Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.381	10.444	721	10.392	10.481	2,615	10.394	10.489	32
2012	N/A	N/A	N/A	10.444	11.077	679	10.481	11.144	2,966	10.489	11.157	30
2013	N/A	N/A	N/A	11.077	11.608	520	11.144	11.707	2,723	11.157	11.727	36
2014	N/A	N/A	N/A	11.608	11.990	471	11.707	12.123	2588	11.727	12.150	35
2015	N/A	N/A	N/A	11.990	11.516	287	12.123	11.674	2180	12.150	11.705	38
2016	N/A	N/A	N/A	11.516	12.042	313	11.674	12.237	2085	11.705	12.277	22
2017	N/A	N/A	N/A	12.042	12.930	270	12.237	13.172	1878	12.277	13.221	21
2018	N/A	N/A	N/A	12.930	12.020	170	13.172	12.276	1641	13.221	12.327	105
2019	N/A	N/A	N/A	12.020	13.369	136	12.276	13.688	1369	12.327	13.753	17
2020	N/A	N/A	N/A	13.369	14.351	160	13.688	14.729	1179	13.753	14.806	17
LVIP SSGA Developed International 150 Fund - Service Class
2011	9.246	7.935	42	9.292	7.991	1,570	9.351	8.061	4,499	9.363	8.076	76
2012	7.935	8.808	42	7.991	8.888	1,510	8.061	8.989	4,347	8.076	9.010	72
2013	8.808	10.351	34	8.888	10.466	1,210	8.989	10.612	3,767	9.010	10.641	74
2014	10.351	10.202	28	10.466	10.336	1060	10.612	10.506	3289	10.641	10.540	73
2015	10.202	9.537	21	10.336	9.681	1011	10.506	9.865	2874	10.540	9.902	70
2016	9.537	10.223	18	9.681	10.398	953	9.865	10.622	2601	9.902	10.668	58
2017	10.223	12.338	16	10.398	12.575	816	10.622	12.878	2378	10.668	12.940	48
2018	12.338	10.216	17	12.575	10.433	759	12.878	10.711	2249	12.940	10.768	45
2019	10.216	11.517	14	10.433	11.786	664	10.711	12.130	1988	10.768	12.200	47
2020	11.517	10.789	17	11.786	11.063	724	12.130	11.414	1977	12.200	11.486	51
LVIP SSGA Emerging Markets 100 Fund - Service Class
2011	13.976	11.611	47	14.051	11.697	1,313	14.136	11.797	3,529	14.154	11.818	76
2012	11.611	12.778	46	11.697	12.899	1,169	11.797	13.041	3,475	11.818	13.071	64
2013	12.778	12.128	28	12.899	12.266	1,105	13.041	12.433	3,856	13.071	12.468	78
2014	12.128	11.447	24	12.266	11.601	1024	12.433	11.788	3695	12.468	11.827	82
2015	11.447	9.275	20	11.601	9.419	1043	11.788	9.595	3709	11.827	9.631	87
2016	9.275	10.459	17	9.419	10.642	899	9.595	10.868	3314	9.631	10.915	73
2017	10.459	12.650	16	10.642	12.897	790	10.868	13.204	2942	10.915	13.267	60
2018	12.650	10.834	17	12.897	11.068	744	13.204	11.359	2880	13.267	11.420	57
2019	10.834	11.388	16	11.068	11.657	691	11.359	11.994	2681	11.420	12.064	57
2020	11.388	11.419	18	11.657	11.713	714	11.994	12.081	2665	12.064	12.158	61
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.131	11.601	4	10.784	11.634	15	N/A	N/A	N/A
2020	N/A	N/A	N/A	11.601	13.308	4	11.634	13.379	23	8.748	13.393	1*
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class(8)
2011	10.573	10.349	37	10.692	10.486	2,392	10.842	10.660	4,780	10.872	10.695	99
2012	10.349	11.237	36	10.486	11.408	1,863	10.660	11.626	5,120	10.695	11.670	73
2013	11.237	12.052	34	11.408	12.261	2,017	11.626	12.526	4,778	11.670	12.580	49
2014	12.052	12.240	26	12.261	12.476	1294	12.526	12.778	3980	12.580	12.840	54
2015	12.240	11.176	26	12.476	11.415	1174	12.778	11.721	3724	12.840	11.783	60
2016	11.176	11.531	25	11.415	11.801	1016	11.721	12.147	3035	11.783	12.217	48
2017	11.531	12.932	24	11.801	13.261	927	12.147	13.684	2615	12.217	13.770	43
2018	12.932	11.599	24	13.261	11.918	817	13.684	12.329	2305	13.770	12.413	31
2019	11.599	13.114	23	11.918	13.502	722	12.329	14.003	2062	12.413	14.105	24
2020	13.114	13.709	23	13.502	14.142	657	14.003	14.704	1834	14.105	14.819	20
B-16

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA International Index Fund - Service Class
2011	8.331	7.130	72	8.373	7.181	2,316	8.426	7.244	7,619	8.436	7.257	163
2012	7.130	8.226	47	7.181	8.301	2,189	7.244	8.395	6,951	7.257	8.414	146
2013	8.226	9.722	64	8.301	9.830	2,247	8.395	9.967	7,409	8.414	9.994	179
2014	9.722	8.941	59	9.830	9.059	2134	9.967	9.208	6807	9.994	9.238	173
2015	8.941	8.627	50	9.059	8.758	2017	9.208	8.924	6203	9.238	8.958	162
2016	8.627	8.510	54	8.758	8.657	1936	8.924	8.843	6036	8.958	8.881	147
2017	8.510	10.366	34	8.657	10.565	1655	8.843	10.819	5406	8.881	10.871	140
2018	10.366	8.737	39	10.565	8.923	1607	10.819	9.161	5237	10.871	9.209	136
2019	8.737	10.376	33	8.923	10.618	1381	9.161	10.928	4342	9.209	10.991	94
2020	10.376	10.931	32	10.618	11.208	1342	10.928	11.564	3976	10.991	11.637	102
LVIP SSGA International Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	10.211	9.144	7	10.161	9.167	43	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.144	8.635	39	9.167	8.679	230	9.537	8.687	2
2016	8.143	8.102	16	8.635	8.150	153	8.679	8.212	708	8.687	8.224	11
2017	8.102	9.834	15	8.150	9.913	111	8.212	10.013	639	8.224	10.033	10
2018	9.834	8.435	15	9.913	8.518	71	10.013	8.625	632	10.033	8.647	10
2019	8.435	9.786	15	8.518	9.903	68	8.625	10.052	541	8.647	10.083	7
2020	9.786	9.466	17	9.903	9.598	65	10.052	9.767	522	10.083	9.802	8
LVIP SSGA Large Cap 100 Fund - Service Class
2011	10.700	10.694	64	10.754	10.770	2,425	10.823	10.865	7,291	10.836	10.884	117
2012	10.694	11.723	59	10.770	11.830	2,191	10.865	11.964	6,504	10.884	11.991	103
2013	11.723	15.555	47	11.830	15.727	1,722	11.964	15.946	5,216	11.991	15.990	89
2014	15.555	17.735	33	15.727	17.968	1343	15.946	18.263	4104	15.990	18.323	83
2015	17.735	16.514	30	17.968	16.764	1213	18.263	17.082	3550	18.323	17.147	83
2016	16.514	19.603	24	16.764	19.940	1001	17.082	20.369	2956	17.147	20.456	61
2017	19.603	22.741	20	19.940	23.178	844	20.369	23.736	2602	20.456	23.849	61
2018	22.741	19.744	19	23.178	20.164	754	23.736	20.701	2285	23.849	20.811	47
2019	19.744	24.552	15	20.164	25.124	637	20.701	25.858	1965	20.811	26.008	49
2020	24.552	24.696	17	25.124	25.322	638	25.858	26.127	1812	26.008	26.291	52
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	9.850	10.864	12	9.994	10.881	70	10.209	10.884	2
2014	N/A	N/A	N/A	10.864	11.323	36	10.881	11.370	80	10.884	11.379	4
2015	11.141	10.456	1*	11.323	10.511	31	11.370	10.581	136	11.379	10.595	7
2016	10.456	11.050	1*	10.511	11.131	29	10.581	11.233	204	10.595	11.253	4
2017	11.050	13.070	1*	11.131	13.192	40	11.233	13.346	199	11.253	13.377	4
2018	13.070	12.173	1*	13.192	12.311	47	13.346	12.486	288	13.377	12.521	7
2019	N/A	N/A	N/A	12.311	14.600	39	12.486	14.844	290	12.521	14.894	4
2020	N/A	N/A	N/A	14.600	16.545	24	14.844	16.864	294	14.894	16.928	8
LVIP SSGA Mid-Cap Index Fund - Service Class
2017	11.333	12.427	3	11.300	12.456	27	11.118	12.492	185	11.403	12.499	3
2018	12.427	10.758	4	12.456	10.804	51	12.492	10.862	201	12.499	10.874	4
2019	10.758	13.220	3	10.804	13.304	41	10.862	13.409	202	10.874	13.430	4
2020	13.220	14.616	3	13.304	14.738	55	13.409	14.892	182	13.430	14.922	5
LVIP SSGA Moderate Index Allocation Fund - Service Class
2011	10.630	10.359	1*	10.639	10.389	215	10.650	10.426	1,298	10.652	10.433	34
2012	10.359	11.303	1*	10.389	11.358	383	10.426	11.427	1,403	10.433	11.441	34
2013	11.303	12.417	1*	11.358	12.502	360	11.427	12.609	1,614	11.441	12.631	36
2014	12.417	12.664	1*	12.502	12.776	304	12.609	12.918	1393	12.631	12.947	35
2015	12.664	12.188	5	12.776	12.321	294	12.918	12.489	1319	12.947	12.523	48
2016	12.188	12.696	5	12.321	12.860	293	12.489	13.068	1092	12.523	13.110	47
2017	12.696	14.205	1*	12.860	14.417	280	13.068	14.687	1038	13.110	14.742	47
2018	14.205	13.005	1*	14.417	13.226	234	14.687	13.507	849	14.742	13.565	46
2019	13.005	15.019	1*	13.226	15.305	215	13.507	15.670	756	13.565	15.744	47
2020	15.019	16.700	1*	15.305	17.052	260	15.670	17.502	656	15.744	17.593	45
B-17

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA Moderate Structured Allocation Fund - Service Class
2011	10.533	10.318	35	10.542	10.347	1,339	10.553	10.384	7,756	10.555	10.392	61
2012	10.318	11.141	32	10.347	11.195	1,483	10.384	11.263	8,351	10.392	11.276	50
2013	11.141	12.277	89	11.195	12.361	2,939	11.263	12.467	11,123	11.276	12.488	256
2014	12.277	12.658	72	12.361	12.770	2374	12.467	12.912	9825	12.488	12.941	240
2015	12.658	12.030	71	12.770	12.161	1975	12.912	12.327	8330	12.941	12.360	196
2016	12.030	12.841	50	12.161	13.007	1647	12.327	13.217	7210	12.360	13.260	171
2017	12.841	14.191	46	13.007	14.403	1473	13.217	14.673	6402	13.260	14.727	150
2018	14.191	12.874	42	14.403	13.092	1336	14.673	13.371	5493	14.727	13.427	135
2019	12.874	14.659	42	13.092	14.938	1164	13.371	15.293	4717	13.427	15.366	95
2020	14.659	15.730	42	14.938	16.061	1119	15.293	16.485	4258	15.366	16.571	87
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
2011	10.768	10.250	30	10.777	10.279	543	10.788	10.316	1,963	10.790	10.323	55
2012	10.250	11.299	30	10.279	11.354	579	10.316	11.423	1,833	10.323	11.437	68
2013	11.299	12.671	35	11.354	12.758	558	11.423	12.867	1,967	11.437	12.890	76
2014	12.671	12.873	35	12.758	12.988	578	12.867	13.132	1886	12.890	13.161	81
2015	12.873	12.318	54	12.988	12.452	344	13.132	12.622	1736	13.161	12.656	13
2016	12.318	12.919	54	12.452	13.086	344	12.622	13.298	1646	12.656	13.341	13
2017	12.919	14.760	54	13.086	14.981	271	13.298	15.261	1570	13.341	15.318	14
2018	14.760	13.347	54	14.981	13.573	265	15.261	13.862	1535	15.318	13.921	13
2019	13.347	15.609	54	13.573	15.906	278	13.862	16.284	1370	13.921	16.362	11
2020	15.609	17.424	55	15.906	17.790	276	16.284	18.260	1257	16.362	18.355	10
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.836	10.420	1,409	10.848	10.457	5,015	10.850	10.465	137
2012	N/A	N/A	N/A	10.420	11.360	1,590	10.457	11.429	5,123	10.465	11.443	122
2013	11.404	12.717	4	11.360	12.805	1,508	11.429	12.915	5,307	11.443	12.937	65
2014	12.717	13.077	9	12.805	13.195	1522	12.915	13.341	5272	12.937	13.371	40
2015	13.077	12.328	9	13.195	12.464	1248	13.341	12.634	4850	13.371	12.668	39
2016	12.328	13.303	9	12.464	13.477	1034	12.634	13.695	4439	12.668	13.739	39
2017	13.303	14.931	9	13.477	15.155	1011	13.695	15.439	4005	13.739	15.496	40
2018	14.931	13.388	9	15.155	13.617	925	15.439	13.906	3542	15.496	13.965	39
2019	13.388	15.357	4	13.617	15.650	838	13.906	16.023	3153	13.965	16.099	54
2020	15.357	16.393	4	15.650	16.739	736	16.023	17.181	2822	16.099	17.271	32
LVIP SSGA S&P 500 Index Fund - Service Class
2011	9.476	9.428	113	9.583	9.552	3,945	9.717	9.710	11,998	9.744	9.742	271
2012	9.428	10.650	97	9.552	10.812	3,629	9.710	11.018	15,150	9.742	11.060	259
2013	10.650	13.732	161	10.812	13.969	3,858	11.018	14.271	14,365	11.060	14.332	356
2014	13.732	15.214	163	13.969	15.508	3109	14.271	15.883	12177	14.332	15.959	301
2015	15.214	15.034	143	15.508	15.356	2742	15.883	15.766	13560	15.959	15.849	254
2016	15.034	16.412	131	15.356	16.796	2457	15.766	17.289	12314	15.849	17.388	236
2017	16.412	19.489	107	16.796	19.985	2139	17.289	20.622	10872	17.388	20.752	220
2018	19.489	18.153	80	19.985	18.653	1846	20.622	19.296	9305	20.752	19.426	179
2019	18.153	23.264	72	18.653	23.951	1530	19.296	24.840	7845	19.426	25.020	140
2020	23.264	26.821	68	23.951	27.669	1420	24.840	28.767	6951	25.020	28.990	141
LVIP SSGA Short-Term Bond Index Fund - Service Class
2018	9.998	10.006	2	10.018	10.018	46	10.003	10.034	171	N/A	N/A	N/A
2019	10.006	10.242	21	10.018	10.275	59	10.034	10.317	272	N/A	N/A	N/A
2020	N/A	N/A	N/A	10.275	10.424	87	10.317	10.493	424	10.315	10.507	39
LVIP SSGA Small-Cap Index Fund - Service Class
2011	8.923	8.318	32	8.988	8.395	1,160	9.069	8.493	4,109	9.086	8.512	92
2012	8.318	9.416	23	8.395	9.523	1,102	8.493	9.657	4,407	8.512	9.685	92
2013	9.416	12.685	48	9.523	12.854	1,667	9.657	13.068	5,432	9.685	13.111	153
2014	12.685	12.969	51	12.854	13.168	1372	13.068	13.421	4695	13.111	13.472	132
2015	12.969	12.070	48	13.168	12.280	1251	13.421	12.548	4229	13.472	12.602	119
2016	12.070	14.228	44	12.280	14.505	1067	12.548	14.857	3692	12.602	14.929	100
2017	14.228	15.872	39	14.505	16.213	927	14.857	16.649	3238	14.929	16.738	94
2018	15.872	13.741	44	16.213	14.065	875	16.649	14.479	3017	16.738	14.563	90
2019	13.741	16.782	42	14.065	17.211	767	14.479	17.763	2778	14.563	17.875	80
2020	16.782	19.540	41	17.211	20.080	735	17.763	20.775	2467	17.875	20.917	80
B-18

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
2011	13.319	12.722	24	13.386	12.812	707	13.471	12.925	1,941	13.488	12.948	29
2012	12.722	14.145	20	12.812	14.273	593	12.925	14.435	1,738	12.948	14.468	23
2013	14.145	18.582	14	14.273	18.788	473	14.435	19.049	1,400	14.468	19.102	20
2014	18.582	18.931	13	18.788	19.180	408	19.049	19.495	1230	19.102	19.559	20
2015	18.931	17.226	13	19.180	17.487	377	19.495	17.819	1131	19.559	17.886	19
2016	17.226	21.889	10	17.487	22.265	310	17.819	22.744	954	17.886	22.841	15
2017	21.889	22.734	8	22.265	23.171	295	22.744	23.729	837	22.841	23.843	15
2018	22.734	19.218	8	23.171	19.627	261	23.729	20.150	760	23.843	20.257	11
2019	19.218	22.493	8	19.627	23.017	240	20.150	23.690	731	20.257	23.827	16
2020	22.493	23.285	9	23.017	23.876	236	23.690	24.635	711	23.827	24.790	17
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	10.002	11.130	6	10.090	11.148	50	10.474	11.151	1*
2014	11.018	10.707	1*	11.130	10.742	13	11.148	10.787	81	11.151	10.795	3
2015	N/A	N/A	N/A	10.742	9.601	57	10.787	9.665	268	10.795	9.678	3
2016	N/A	N/A	N/A	9.601	10.844	65	9.665	10.943	394	9.678	10.963	5
2017	N/A	N/A	N/A	10.844	12.116	77	10.943	12.257	423	10.963	12.286	5
2018	N/A	N/A	N/A	12.116	10.775	77	12.257	10.928	460	12.286	10.959	10
2019	N/A	N/A	N/A	10.775	12.082	74	10.928	12.284	435	10.959	12.325	11
2020	N/A	N/A	N/A	12.082	13.405	70	12.284	13.664	386	12.325	13.716	10
LVIP T. Rowe Price 2010 Fund - Service Class
2011	N/A	N/A	N/A	10.306	10.212	80	10.399	10.331	181	10.418	10.354	4
2012	N/A	N/A	N/A	10.212	10.849	67	10.331	11.002	120	10.354	11.033	1*
2013	N/A	N/A	N/A	10.849	11.567	56	11.002	11.759	105	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.567	11.861	51	11.759	12.089	86	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.861	11.423	47	12.089	11.671	77	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.423	11.675	44	11.671	11.959	62	N/A	N/A	N/A
2017	N/A	N/A	N/A	11.675	12.528	23	11.959	12.865	52	N/A	N/A	N/A
2018	N/A	N/A	N/A	12.528	11.745	23	12.865	12.090	47	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.745	13.302	24	12.090	13.728	41	N/A	N/A	N/A
2020	N/A	N/A	N/A	13.302	14.620	24	13.728	15.126	38	N/A	N/A	N/A
LVIP T. Rowe Price 2020 Fund - Service Class
2011	N/A	N/A	N/A	9.905	9.714	153	9.995	9.827	486	10.013	9.849	22
2012	N/A	N/A	N/A	9.714	10.304	150	9.827	10.449	378	9.849	10.479	9
2013	N/A	N/A	N/A	10.304	11.206	121	10.449	11.393	398	10.479	11.431	9
2014	N/A	N/A	N/A	11.206	11.449	56	11.393	11.669	309	11.431	11.714	7
2015	N/A	N/A	N/A	11.449	10.958	50	11.669	11.197	256	11.714	11.245	7
2016	N/A	N/A	N/A	10.958	11.203	55	11.197	11.476	221	11.245	11.531	7
2017	N/A	N/A	N/A	11.203	12.284	49	11.476	12.614	201	11.531	12.681	7
2018	N/A	N/A	N/A	12.284	11.351	50	12.614	11.685	170	12.681	11.753	7
2019	N/A	N/A	N/A	11.351	13.213	45	11.685	13.636	141	11.753	13.723	7
2020	N/A	N/A	N/A	13.213	14.648	64	13.636	15.155	136	13.723	15.259	6
LVIP T. Rowe Price 2030 Fund - Service Class
2011	N/A	N/A	N/A	9.693	9.433	182	9.782	9.544	285	9.798	9.564	6
2012	N/A	N/A	N/A	9.433	9.962	187	9.544	10.104	221	9.564	10.131	6
2013	N/A	N/A	N/A	9.962	11.089	68	10.104	11.276	210	10.131	11.311	6
2014	N/A	N/A	N/A	11.089	11.305	53	11.276	11.524	159	11.311	11.566	8
2015	N/A	N/A	N/A	11.305	10.770	56	11.524	11.006	127	11.566	11.052	8
2016	N/A	N/A	N/A	10.770	10.932	53	11.006	11.200	111	11.052	11.252	8
2017	N/A	N/A	N/A	10.932	12.142	58	11.200	12.471	105	11.252	12.535	6
2018	N/A	N/A	N/A	12.142	10.982	45	12.471	11.308	104	12.535	11.371	6
2019	N/A	N/A	N/A	10.982	13.129	40	11.308	13.552	87	11.371	13.635	6
2020	N/A	N/A	N/A	13.129	14.810	38	13.552	15.325	71	13.635	15.427	6
B-19

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP T. Rowe Price 2040 Fund - Service Class
2011	N/A	N/A	N/A	9.171	8.845	101	9.254	8.947	165	9.271	8.968	14
2012	N/A	N/A	N/A	8.845	9.273	107	8.947	9.404	150	8.968	9.431	14
2013	N/A	N/A	N/A	9.273	10.577	121	9.404	10.754	149	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.577	10.712	120	10.754	10.918	148	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.712	10.146	120	10.918	10.367	158	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.146	10.309	1*	10.367	10.560	155	N/A	N/A	N/A
2017	N/A	N/A	N/A	10.309	11.566	1*	10.560	11.876	199	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.566	10.332	1*	11.876	10.636	187	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.332	12.584	1*	10.636	12.987	174	N/A	N/A	N/A
2020	N/A	N/A	N/A	12.584	14.364	1*	12.987	14.861	171	N/A	N/A	N/A
LVIP T. Rowe Price Growth Stock Fund - Service Class
2011	8.955	8.603	9	9.020	8.683	1,253	9.102	8.784	2,904	9.119	8.804	48
2012	8.603	9.942	16	8.683	10.054	1,133	8.784	10.196	4,692	8.804	10.225	46
2013	9.942	13.504	14	10.054	13.683	854	10.196	13.912	4,152	10.225	13.958	61
2014	13.504	14.339	12	13.683	14.559	711	13.912	14.839	2292	13.958	14.895	54
2015	14.339	15.508	13	14.559	15.778	727	14.839	16.121	2402	14.895	16.191	67
2016	15.508	15.360	12	15.778	15.658	540	16.121	16.039	1987	16.191	16.116	65
2017	15.360	20.059	13	15.658	20.489	470	16.039	21.040	1570	16.116	21.152	51
2018	20.059	19.373	13	20.489	19.829	444	21.040	20.413	1319	21.152	20.532	54
2019	19.373	24.801	12	19.829	25.435	416	20.413	26.250	1104	20.532	26.416	40
2020	24.801	33.060	11	25.435	33.972	373	26.250	35.148	891	26.416	35.388	36
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
2011	17.358	16.297	5	17.624	16.581	311	17.963	16.942	1,065	18.032	17.016	34
2012	16.297	18.514	2	16.581	18.874	216	16.942	19.334	1,178	17.016	19.428	31
2013	18.514	24.377	1*	18.874	24.901	158	19.334	25.571	713	19.428	25.707	20
2014	24.377	26.569	1*	24.901	27.194	151	25.571	27.996	567	25.707	28.159	16
2015	26.569	26.497	3	27.194	27.175	183	27.996	28.046	619	28.159	28.224	22
2016	26.497	27.838	3	27.175	28.606	148	28.046	29.598	524	28.224	29.800	20
2017	27.838	33.920	1*	28.606	34.927	123	29.598	36.228	494	29.800	36.494	29
2018	33.920	32.117	1*	34.927	33.136	117	36.228	34.456	460	36.494	34.727	23
2019	32.117	43.104	1*	33.136	44.561	107	34.456	46.452	422	34.727	46.840	20
2020	43.104	55.448	1*	44.561	57.437	97	46.452	60.024	376	46.840	60.556	19
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.734	11.059	14	9.689	11.089	3	N/A	N/A	N/A
2020	N/A	N/A	N/A	11.059	11.747	28	11.089	11.809	224	N/A	N/A	N/A
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
2015	N/A	N/A	N/A	10.016	9.498	90	10.068	9.514	237	9.537	9.517	13
2016	N/A	N/A	N/A	9.498	9.675	141	9.514	9.715	775	N/A	N/A	N/A
2017	10.096	10.853	7	9.675	10.912	254	9.715	10.984	982	N/A	N/A	N/A
2018	10.853	10.111	7	10.912	10.186	289	10.984	10.279	724	N/A	N/A	N/A
2019	10.111	11.573	10	10.186	11.681	252	10.279	11.818	818	N/A	N/A	N/A
2020	11.573	12.265	10	11.681	12.405	174	11.818	12.582	775	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF Fund - Service Class
2011	N/A	N/A	N/A	9.722	9.332	32	9.683	9.347	251	8.663	9.350	16
2012	N/A	N/A	N/A	9.332	10.519	56	9.347	10.562	554	9.350	10.570	28
2013	N/A	N/A	N/A	10.519	13.438	89	10.562	13.526	770	10.570	13.544	38
2014	N/A	N/A	N/A	13.438	14.758	111	13.526	14.893	609	13.544	14.920	34
2015	N/A	N/A	N/A	14.758	14.400	94	14.893	14.567	510	14.920	14.601	30
2016	14.709	15.628	5	14.400	15.804	142	14.567	16.028	699	14.601	16.073	11
2017	15.628	18.344	5	15.804	18.589	136	16.028	18.899	622	16.073	18.962	9
2018	18.344	17.034	4	18.589	17.296	130	18.899	17.629	568	18.962	17.696	8
2019	17.034	21.678	4	17.296	22.056	133	17.629	22.536	533	17.696	22.634	6
2020	21.678	25.373	4	22.056	25.866	124	22.536	26.496	486	22.634	26.624	7
B-20

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Vanguard International Equity ETF Fund - Service Class
2011	8.794	8.316	2	9.995	8.327	28	10.075	8.340	252	8.444	8.342	18
2012	8.316	9.694	2	8.327	9.726	54	8.340	9.765	489	8.342	9.773	29
2013	N/A	N/A	N/A	9.726	10.923	99	9.765	10.995	530	9.773	11.009	34
2014	10.459	10.120	8	10.923	10.194	180	10.995	10.286	755	11.009	10.305	36
2015	10.120	9.594	8	10.194	9.683	110	10.286	9.796	867	10.305	9.818	33
2016	N/A	N/A	N/A	9.683	9.829	104	9.796	9.968	963	9.818	9.996	6
2017	10.156	12.181	9	9.829	12.344	130	9.968	12.550	871	9.996	12.591	5
2018	N/A	N/A	N/A	12.344	10.304	153	12.550	10.502	964	12.591	10.543	7
2019	N/A	N/A	N/A	10.304	12.324	161	10.502	12.593	1024	10.543	12.647	18
2020	N/A	N/A	N/A	12.324	13.375	151	12.593	13.701	978	12.647	13.768	22
LVIP VIP Mid Cap Managed Volatility Fund - Service Class(11)
2014	N/A	N/A	N/A	10.208	10.109	2	10.211	10.125	3	10.229	10.128	1*
2015	N/A	N/A	N/A	10.109	9.444	10	10.125	9.483	78	10.128	9.490	1*
2016	N/A	N/A	N/A	9.444	10.185	10	9.483	10.251	82	9.490	10.264	1*
LVIP Wellington Capital Growth Fund - Service Class
2011	9.320	8.283	16	9.387	8.359	166	9.473	8.456	414	9.490	8.476	5
2012	8.283	9.633	13	8.359	9.742	352	8.456	9.879	416	8.476	9.907	5
2013	9.633	12.797	10	9.742	12.967	159	9.879	13.184	327	9.907	13.227	4
2014	N/A	N/A	N/A	12.967	14.135	121	13.184	14.407	262	13.227	14.462	4
2015	15.154	14.879	3	14.135	15.138	111	14.407	15.467	314	14.462	15.534	18
2016	14.879	14.549	3	15.138	14.831	109	15.467	15.192	318	15.534	15.265	10
2017	14.549	19.307	1*	14.831	19.721	119	15.192	20.252	268	15.265	20.360	15
2018	19.307	19.114	1*	19.721	19.564	173	20.252	20.140	307	20.360	20.258	40
2019	N/A	N/A	N/A	19.564	27.072	167	20.140	27.939	365	20.258	28.116	42
2020	N/A	N/A	N/A	27.072	37.897	153	27.939	39.209	340	28.116	39.477	47
LVIP Wellington Mid-Cap Value Fund - Service Class
2011	8.398	7.438	11	8.459	7.507	515	8.536	7.595	1,591	8.551	7.612	65
2012	7.438	9.018	9	7.507	9.120	461	7.595	9.249	1,343	7.612	9.275	46
2013	9.018	11.817	14	9.120	11.975	313	9.249	12.175	1,210	9.275	12.215	36
2014	11.817	12.499	13	11.975	12.691	328	12.175	12.936	4585	12.215	12.985	25
2015	12.499	12.024	13	12.691	12.233	267	12.936	12.500	796	12.985	12.554	21
2016	12.024	13.280	13	12.233	13.537	233	12.500	13.867	696	12.554	13.934	19
2017	13.280	14.714	12	13.537	15.029	209	13.867	15.434	625	13.934	15.516	17
2018	14.714	12.283	12	15.029	12.571	190	15.434	12.942	596	15.516	13.017	13
2019	12.283	15.668	12	12.571	16.068	164	12.942	16.584	536	13.017	16.688	13
2020	15.668	15.576	12	16.068	16.006	170	16.584	16.560	530	16.688	16.673	12
LVIP Western Asset Core Bond Fund - Service Class
2017	N/A	N/A	N/A	10.020	10.110	38	10.072	10.126	79	10.099	10.129	15
2018	9.736	9.761	1*	10.110	9.794	165	10.126	9.836	160	10.129	9.842	10
2019	9.761	10.534	1*	9.794	10.591	204	9.836	10.663	687	9.842	10.674	32
2020	10.534	11.215	1*	10.591	11.298	303	10.663	11.404	1144	10.674	11.422	46
MFS® VIT Growth Series - Service Class
2011	N/A	N/A	N/A	13.838	13.502	41	9.659	9.448	544	6.259	6.125	1*
2012	N/A	N/A	N/A	13.502	15.510	37	9.448	10.881	367	6.125	7.057	1*
2013	25.315	26.304	1*	15.510	20.772	77	10.881	14.609	357	7.057	9.480	4
2014	26.304	27.994	1*	20.772	22.151	51	14.609	15.617	299	9.480	10.139	3
2015	27.994	29.414	1*	22.151	23.321	36	15.617	16.483	238	10.139	10.707	3
2016	29.414	29.430	1*	23.321	23.381	47	16.483	16.567	292	10.707	10.767	3
2017	N/A	N/A	N/A	23.381	30.072	43	16.567	21.362	245	10.767	13.889	15
2018	N/A	N/A	N/A	30.072	30.217	58	21.362	21.519	216	13.889	13.999	19
2019	N/A	N/A	N/A	30.217	40.850	55	21.519	29.163	222	13.999	18.981	22
2020	N/A	N/A	N/A	40.850	52.721	42	29.163	37.732	186	18.981	24.570	22
MFS® VIT Total Return Series - Service Class
2016	N/A	N/A	N/A	16.226	18.216	76	14.862	15.386	131	N/A	N/A	N/A
2017	19.547	20.452	2	18.216	20.023	91	15.386	16.954	210	20.213	21.658	1*
2018	20.452	18.851	2	20.023	18.492	75	16.954	15.697	197	21.658	20.063	1*
2019	N/A	N/A	N/A	18.492	21.794	157	15.697	18.547	164	20.063	23.716	1*
2020	N/A	N/A	N/A	21.794	23.419	129	18.547	19.979	122	23.716	25.561	1*
B-21

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
MFS® VIT Total Return Series -Service Class(9)
2009	10.906	12.572	49	10.489	12.115	1,815	8.683	10.055	3,986	11.041	12.792	249
2010	12.572	13.497	80	12.115	13.032	1,767	10.055	10.843	4,078	12.792	13.801	221
2011	13.497	13.426	75	13.032	12.99	1483	10.843	10.834	3669	13.801	13.797	182
2012	13.426	14.585	65	12.99	14.139	1304	10.834	11.822	3180	13.797	15.063	163
2013	14.585	16.122	61	14.139	15.641	1197	11.822	13.090	2881	15.063	16.682	141
MFS® VIT Utilities Series - Service Class
2011	30.904	32.230	18	20.563	21.489	514	15.952	16.712	1,772	15.803	16.563	78
2012	32.230	35.731	15	21.489	23.870	430	16.712	18.610	1,676	16.563	18.454	55
2013	35.731	42.061	6	23.870	28.156	349	18.610	22.006	1,338	18.454	21.833	41
2014	42.061	46.322	4	28.156	31.070	312	22.006	24.344	1165	21.833	24.165	39
2015	46.322	38.665	3	31.070	25.986	286	24.344	20.412	1029	24.165	20.271	36
2016	38.665	42.115	3	25.986	28.362	294	20.412	22.334	901	20.271	22.191	29
2017	42.115	47.218	3	28.362	31.861	238	22.334	25.153	789	22.191	25.004	29
2018	47.218	46.611	3	31.861	31.515	203	25.153	24.941	678	25.004	24.807	28
2019	46.611	56.962	2	31.515	38.591	171	24.941	30.618	572	24.807	30.468	29
2020	56.962	58.914	2	38.591	39.993	162	30.618	31.810	529	30.468	31.670	27
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class(1)
2009	11.815	15.225	26	10.006	12.919	170	10.189	13.189	246	10.225	13.243	21
2010	15.225	19.247	20	12.919	16.365	134	13.189	16.748	199	13.243	16.825	17
2011	19.247	18.936	17	16.365	16.133	118	16.748	16.552	154	16.825	16.636	9
2012	18.936	20.844	15	16.133	17.794	90	16.552	18.302	126	16.636	18.405	9
2013	20.844	23.759	14	17.794	20.298	77	18.302	20.897	116	18.405	21.018	8
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
2011	18.899	17.304	2	18.000	16.513	58	18.415	16.937	124	18.502	17.025	9
2012	17.304	19.576	1*	16.513	18.719	54	16.937	19.247	93	17.025	19.356	7
2013	19.576	26.272	1*	18.719	25.172	41	19.247	25.946	98	19.356	26.107	5
2014	26.272	29.285	1*	25.172	28.115	34	25.946	29.053	86	26.107	29.248	4
2015	29.285	26.285	1*	28.115	25.286	26	29.053	26.195	72	29.248	26.384	4
2016	26.285	29.901	1*	25.286	28.822	20	26.195	29.932	47	26.384	30.163	4
2017	29.901	34.180	1*	28.822	33.012	15	29.932	34.370	43	30.163	34.652	3
2018	34.180	28.358	1*	33.012	27.443	14	34.370	28.643	36	34.652	28.893	3
2019	28.358	32.418	1*	27.443	31.435	12	28.643	32.892	33	28.893	33.195	3
2020	N/A	N/A	N/A	31.435	30.035	12	32.892	31.506	30	33.195	31.812	3
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
2011	15.165	13.730	15	15.214	13.803	70	15.276	13.892	117	15.288	13.910	10
2012	13.730	14.133	18	13.803	14.237	44	13.892	14.365	84	13.910	14.391	8
2013	14.133	11.803	6	14.237	11.914	48	14.365	12.051	85	14.391	12.079	7
2014	11.803	9.405	6	11.914	9.513	33	12.051	9.646	79	12.079	9.673	7
2015	9.405	6.846	6	9.513	6.938	23	9.646	7.053	50	9.673	7.077	9
2016	6.846	7.701	6	6.938	7.820	24	7.053	7.970	47	7.077	8.000	2
2017	7.701	7.695	6	7.820	7.830	14	7.970	8.000	46	8.000	8.034	2
2018	7.695	6.465	6	7.830	6.591	12	8.000	6.751	38	8.034	6.784	2
2019	6.465	7.050	6	6.591	7.202	12	6.751	7.395	29	6.784	7.434	2
2020	7.050	6.988	6	7.202	7.153	12	7.395	7.363	27	7.434	7.406	2
Putnam VT Equity Income Fund - Class IB
2019	N/A	N/A	N/A	10.933	11.335	12	10.457	11.346	26	N/A	N/A	N/A
2020	N/A	N/A	N/A	11.335	11.767	39	11.346	11.808	64	N/A	N/A	N/A
Putnam VT George Putnam Balanced Fund - Class IB
2017	N/A	N/A	N/A	10.672	11.561	29	10.501	11.594	11	N/A	N/A	N/A
2018	11.357	10.940	4	11.561	10.987	32	11.594	11.046	38	N/A	N/A	N/A
2019	10.940	13.284	58	10.987	13.368	52	11.046	13.473	181	11.863	13.494	5
2020	13.284	15.012	55	13.368	15.137	68	13.473	15.294	282	13.494	15.325	33
QS Variable Conservative Growth - Class II
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.758	9.993	2	10.859	10.033	6	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.993	11.465	2	10.033	11.540	5	N/A	N/A	N/A
2020	N/A	N/A	N/A	11.465	12.460	2	11.540	12.574	26	N/A	N/A	N/A
B-22

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Templeton Global Bond VIP Fund - Class 2
2011	16.011	15.542	99	16.190	15.747	2,889	16.417	16.008	7,842	16.463	16.061	412
2012	15.542	17.512	86	15.747	17.779	2,463	16.008	18.118	6,421	16.061	18.187	289
2013	17.512	17.427	48	17.779	17.728	2,059	18.118	18.112	5,641	18.187	18.190	246
2014	17.427	17.378	40	17.728	17.713	1772	18.112	18.142	4768	18.190	18.230	236
2015	17.378	16.284	39	17.713	16.632	1469	18.142	17.077	4233	18.230	17.168	185
2016	16.284	16.414	34	16.632	16.798	1300	17.077	17.291	3870	17.168	17.392	159
2017	16.414	16.383	32	16.798	16.799	1201	17.291	17.336	3524	17.392	17.445	158
2018	16.383	16.353	33	16.799	16.803	1071	17.336	17.383	3138	17.445	17.501	130
2019	16.353	16.335	33	16.803	16.818	987	17.383	17.442	2895	17.501	17.570	122
2020	16.335	15.151	37	16.818	15.630	979	17.442	16.251	2678	17.570	16.378	120
Templeton Growth VIP Fund - Class 2
2011	15.117	13.770	10	12.958	11.827	323	13.262	12.135	467	11.821	10.822	68
2012	13.770	16.325	8	11.827	14.049	284	12.135	14.451	366	10.822	12.894	44
2013	16.325	20.913	6	14.049	18.033	214	14.451	18.595	292	12.894	16.600	29
2014	20.913	19.902	5	18.033	17.195	192	18.595	17.776	245	16.600	15.877	21
2015	19.902	18.224	5	17.195	15.777	154	17.776	16.351	211	15.877	14.611	13
2016	18.224	19.562	5	15.777	16.969	143	16.351	17.630	186	14.611	15.763	12
2017	19.562	22.699	6	16.969	19.731	133	17.630	20.550	163	15.763	18.382	12
2018	22.699	18.927	8	19.731	16.484	113	20.550	17.212	145	18.382	15.404	13
2019	18.927	21.342	6	16.484	18.625	100	17.212	19.496	140	15.404	17.457	11
2020	21.342	22.110	4	18.625	19.334	94	19.496	20.289	130	17.457	18.176	10
*	The numbers of accumulation units less than 1000 were rounded up to one.
**	This table reflects the accumulation unit values and the number of accumulation units for the ChoicePlus Signature 2 and ChoicePlus Assurance L Share.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Core Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA International Index Fund Subaccount.
(7) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Wealth Builder Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(8) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(9) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Moderate Structured Allocation Fund Subaccount.
(10) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(11) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Blended Mid Cap Managed Volatility Fund Subaccount.
B-23

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Appendix C—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased on or after November 14, 2011 for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI. **
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
AB VPS Global Thematic Growth Portfolio - Class B
2011	N/A	N/A	N/A	9.217	9.160	3	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.160	10.172	4	9.636	10.467	62	N/A	N/A	N/A
2013	17.757	17.956	1*	10.172	12.263	8	10.467	12.649	110	4.285	4.814	4
2014	17.956	18.419	1*	12.263	12.604	11	12.649	13.034	157	4.814	4.963	5
2015	18.419	18.505	1*	12.604	12.688	12	13.034	13.154	201	4.963	5.011	7
2016	18.505	17.952	1*	12.688	12.334	12	13.154	12.819	174	5.011	4.886	7
2017	17.952	23.948	1*	12.334	16.487	21	12.819	17.177	164	4.886	6.550	8
2018	23.948	21.099	1*	16.487	14.554	17	17.177	15.202	128	6.550	5.800	9
2019	21.099	26.801	1*	14.554	18.524	17	15.202	19.397	121	5.800	7.404	8
2020	26.801	36.484	1*	18.524	25.266	15	19.397	26.523	96	7.404	10.129	3
AB VPS International Value Portfolio - Class B(1)
2011	N/A	N/A	N/A	5.791021	5.97	6	5.871296	6.054	18	N/A	N/A	N/A
2012	N/A	N/A	N/A	5.97	6.685	18	6.054	6.797	112	6.196	6.820	2
2013	N/A	N/A	N/A	6.685	7.349	17	6.797	7.478	113	6.820	7.504	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB VPS Small/Mid Cap Value Portfolio - Class B
2011	N/A	N/A	N/A	20.034	20.106	3	18.848	20.627	6	N/A	N/A	N/A
2012	N/A	N/A	N/A	20.106	23.359	16	20.627	24.025	96	21.543	24.159	4
2013	N/A	N/A	N/A	23.359	31.530	72	24.025	32.510	214	24.159	32.707	8
2014	33.008	34.879	1*	31.530	33.687	82	32.510	34.821	218	32.707	35.050	10
2015	34.879	32.193	1*	33.687	31.155	103	34.821	32.284	226	35.050	32.513	14
2016	32.193	39.321	1*	31.155	38.129	113	32.284	39.610	241	32.513	39.910	13
2017	N/A	N/A	N/A	38.129	42.198	176	39.610	43.946	222	39.910	44.301	11
2018	N/A	N/A	N/A	42.198	35.053	153	43.946	36.597	202	44.301	36.911	10
2019	N/A	N/A	N/A	35.053	41.218	159	36.597	43.141	181	36.911	43.533	11
2020	N/A	N/A	N/A	41.218	41.656	130	43.141	43.708	189	43.533	44.128	10
ALPS/Stadion Core ETF Portfolio - Class III
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.337	10.590	8	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	10.590	9.775	12	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	9.775	10.831	3	N/A	N/A	N/A
American Century VP Balanced Fund - Class II
2016	10.413	10.354	1*	10.139	10.367	21	9.904	10.384	173	N/A	N/A	N/A
2017	10.354	11.514	1*	10.367	11.552	51	10.384	11.600	227	N/A	N/A	N/A
2018	11.514	10.826	1*	11.552	10.883	76	11.600	10.956	193	11.922	10.970	8
2019	10.826	12.650	1*	10.883	12.742	90	10.956	12.859	205	10.970	12.882	8
2020	12.650	13.900	1*	12.742	14.030	104	12.859	14.194	280	12.882	14.226	1*
American Century VP Large Company Value Fund - Class II
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.150	10.537	18	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	10.537	9.511	28	10.588	9.519	26
2019	N/A	N/A	N/A	N/A	N/A	N/A	9.511	11.904	88	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	11.904	11.995	99	11.869	12.016	23
BlackRock Global Allocation V.I. Fund - Class III
2011	N/A	N/A	N/A	11.592	11.746	168	12.112	11.823	596	11.822	11.839	2
2012	12.161	12.576	26	11.746	12.668	848	11.823	12.783	3,878	11.839	12.806	116
2013	12.576	14.083	30	12.668	14.214	1,029	12.783	14.379	4,784	12.806	14.412	123
2014	14.083	14.050	40	14.214	14.209	1047	14.379	14.410	5165	14.412	14.450	59
2015	14.050	13.613	41	14.209	13.795	1035	14.410	14.025	5104	14.450	14.071	79
2016	13.613	13.831	42	13.795	14.043	934	14.025	14.313	4362	14.071	14.368	74
2017	13.831	15.392	38	14.043	15.660	803	14.313	16.001	3842	14.368	16.070	84
2018	15.392	13.923	34	15.660	14.194	696	16.001	14.539	3446	16.070	14.609	77
2019	13.923	16.046	29	14.194	16.391	654	14.539	16.832	2933	14.609	16.922	76
2020	16.046	18.958	28	16.391	19.403	581	16.832	19.975	2510	16.922	20.092	74

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
ClearBridge Variable Large Cap Growth Portfolio - Class II
2017	N/A	N/A	N/A	10.311	11.267	6	10.204	11.285	33	N/A	N/A	N/A
2018	N/A	N/A	N/A	11.267	11.024	13	11.285	11.070	64	N/A	N/A	N/A
2019	11.644	14.179	1*	11.024	14.253	32	11.070	14.348	91	12.758	14.367	4
2020	14.179	18.098	1*	14.253	18.230	12	14.348	18.397	119	14.367	18.431	4
ClearBridge Variable Mid Cap Portfolio - Class II
2014	10.196	10.506	1*	10.136	10.519	26	9.964	10.536	121	N/A	N/A	N/A
2015	10.506	10.487	5	10.519	10.521	7	10.536	10.564	72	N/A	N/A	N/A
2016	10.487	11.199	5	10.521	11.258	14	10.564	11.332	88	10.619	11.347	1*
2017	11.199	12.336	5	11.258	12.426	14	11.332	12.540	142	11.347	12.562	1*
2018	12.336	10.528	5	12.426	10.626	14	12.540	10.750	93	12.562	10.775	1*
2019	10.528	13.668	6	10.626	13.823	23	10.750	14.019	63	10.775	14.059	1*
2020	13.668	15.398	7	13.823	15.604	14	14.019	15.865	61	14.059	15.917	1*
Delaware VIP® Diversified Income Series - Service Class
2011	N/A	N/A	N/A	14.880	14.999	22	15.194	15.286	265	15.305	15.345	1*
2012	14.908	15.452	5	14.999	15.720	333	15.286	16.062	2,366	15.345	16.131	115
2013	15.452	14.909	15	15.720	15.198	618	16.062	15.567	4,650	16.131	15.642	162
2014	14.909	15.319	35	15.198	15.647	1049	15.567	16.067	8783	15.642	16.152	226
2015	15.319	14.792	37	15.647	15.139	1212	16.067	15.585	10146	16.152	15.675	147
2016	14.792	14.953	40	15.139	15.334	1351	15.585	15.825	10467	15.675	15.925	167
2017	14.953	15.351	26	15.334	15.774	1436	15.825	16.320	11270	15.925	16.431	197
2018	15.351	14.681	19	15.774	15.116	1147	16.320	15.678	9871	16.431	15.793	197
2019	14.681	15.817	17	15.116	16.318	1064	15.678	16.967	8788	15.793	17.100	183
2020	15.817	17.136	22	16.318	17.714	1037	16.967	18.465	8460	17.100	18.619	189
Delaware VIP® Emerging Markets Series - Service Class
2011	N/A	N/A	N/A	20.454	21.409	15	22.895	21.819	70	30.946	31.262	1*
2012	22.855	23.564	3	21.409	23.974	64	21.819	24.495	388	31.262	35.112	2
2013	23.564	25.337	4	23.974	25.829	84	24.495	26.456	461	35.112	37.943	3
2014	25.337	22.748	8	25.829	23.236	100	26.456	23.861	541	37.943	34.237	5
2015	22.748	18.974	7	23.236	19.420	124	23.861	19.992	606	34.237	28.701	6
2016	18.974	21.112	8	19.420	21.651	109	19.992	22.344	541	28.701	32.093	6
2017	21.112	28.975	6	21.651	29.775	79	22.344	30.805	448	32.093	44.268	3
2018	28.975	23.813	6	29.775	24.520	66	30.805	25.431	448	44.268	36.564	5
2019	23.813	28.493	4	24.520	29.397	60	25.431	30.566	396	36.564	43.969	6
2020	28.493	34.773	4	29.397	35.948	49	30.566	37.471	332	43.969	53.929	6
Delaware VIP® Limited-Term Diversified Income Series - Service Class
2011	N/A	N/A	N/A	11.459	11.463	7	11.673	11.656	132	N/A	N/A	N/A
2012	11.451	11.353	1*	11.463	11.526	191	11.656	11.749	1,495	11.770	11.791	6
2013	11.353	10.964	4	11.526	11.153	524	11.749	11.397	4,602	11.791	11.444	47
2014	10.964	10.886	8	11.153	11.095	732	11.397	11.367	5883	11.444	11.419	62
2015	10.886	10.721	6	11.095	10.950	926	11.367	11.246	6294	11.419	11.303	72
2016	10.721	10.675	13	10.950	10.925	903	11.246	11.248	6019	11.303	11.311	62
2017	10.675	10.649	6	10.925	10.919	872	11.248	11.270	5793	11.311	11.339	62
2018	10.649	10.427	9	10.919	10.714	874	11.270	11.086	5115	11.339	11.160	165
2019	10.427	10.695	7	10.714	11.011	687	11.086	11.422	4605	11.160	11.504	59
2020	10.695	10.899	7	11.011	11.243	658	11.422	11.692	4558	11.504	11.781	52
Delaware VIP® REIT Series - Service Class
2011	N/A	N/A	N/A	20.899	21.830	1*	21.778	22.395	12	23.927	24.062	1*
2012	22.342	23.937	1*	21.830	24.964	25	22.395	25.674	155	24.062	27.599	3
2013	23.937	23.878	2	24.964	24.953	29	25.674	25.727	183	27.599	27.669	5
2014	23.878	30.177	2	24.953	31.597	57	25.727	32.659	256	27.669	35.142	3
2015	30.177	30.575	3	31.597	32.079	55	32.659	33.240	274	35.142	35.784	3
2016	30.575	31.606	3	32.079	33.226	52	33.240	34.515	264	35.784	37.176	8
2017	31.606	31.325	3	33.226	32.997	45	34.515	34.362	234	37.176	37.030	3
2018	31.325	28.354	2	32.997	29.927	33	34.362	31.244	199	37.030	33.686	3
2019	28.354	35.104	2	29.927	37.127	32	31.244	38.857	182	33.686	41.915	3
2020	35.104	30.700	2	37.127	32.534	30	38.857	34.135	178	41.915	36.841	3

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Delaware VIP® Small Cap Value Series - Service Class
2011	N/A	N/A	N/A	20.881	22.093	8	22.303	22.669	72	24.300	25.115	1*
2012	22.811	23.629	1*	22.093	24.621	47	22.669	25.325	273	25.115	28.072	6
2013	23.629	30.798	1*	24.621	32.155	60	25.325	33.158	305	28.072	36.772	6
2014	30.798	31.836	1*	32.155	33.305	69	33.158	34.430	325	36.772	38.202	4
2015	31.836	29.145	1*	33.305	30.551	79	34.430	31.662	334	38.202	35.148	4
2016	29.145	37.393	2	30.551	39.275	82	31.662	40.805	393	35.148	45.321	9
2017	37.393	40.900	2	39.275	43.046	70	40.805	44.834	320	45.321	49.821	4
2018	40.900	33.247	1*	43.046	35.061	53	44.834	36.610	302	49.821	40.702	2
2019	33.247	41.560	1*	35.061	43.916	89	36.610	45.969	278	40.702	51.134	3
2020	41.560	39.790	1*	43.916	42.130	54	45.969	44.211	289	51.134	49.202	2
Delaware VIP® Smid Cap Core Series - Service Class
2011	N/A	N/A	N/A	18.966	19.285	1*	19.843	19.786	33	N/A	N/A	N/A
2012	22.306	22.549	2	19.285	20.938	48	19.786	21.536	145	11.380	10.927	17
2013	22.549	31.113	2	20.938	28.948	65	21.536	29.849	229	10.927	15.152	18
2014	31.113	31.326	4	28.948	29.204	68	29.849	30.188	217	15.152	15.332	10
2015	31.326	32.900	3	29.204	30.733	106	30.188	31.849	294	15.332	16.183	8
2016	32.900	34.782	3	30.733	32.556	87	31.849	33.822	291	16.183	17.194	25
2017	34.782	40.300	3	32.556	37.796	77	33.822	39.364	246	17.194	20.022	9
2018	40.300	34.550	3	37.796	32.469	62	39.364	33.900	208	20.022	17.252	12
2019	34.550	43.708	3	32.469	41.157	57	33.900	43.079	168	17.252	21.934	4
2020	43.708	47.372	3	41.157	44.697	52	43.079	46.901	149	21.934	23.892	4
Delaware VIP® U.S. Growth Series - Service Class
2011	N/A	N/A	N/A	11.225	11.261	1*	10.702	11.552	110	N/A	N/A	N/A
2012	N/A	N/A	N/A	11.261	12.806	46	11.552	13.170	149	12.780	13.242	12
2013	N/A	N/A	N/A	12.806	16.884	22	13.170	17.407	147	13.242	17.512	11
2014	N/A	N/A	N/A	16.884	18.625	27	17.407	19.251	189	17.512	19.377	2
2015	N/A	N/A	N/A	18.625	19.193	37	19.251	19.887	260	19.377	20.028	2
2016	21.628	21.777	1*	19.193	17.788	26	19.887	18.478	226	20.028	18.617	3
2017	21.777	27.304	1*	17.788	22.348	10	18.478	23.272	155	18.617	23.460	2
2018	27.304	25.843	1*	22.348	21.194	7	23.272	22.126	155	23.460	22.316	2
2019	25.843	32.093	1*	21.194	26.372	10	22.126	27.601	142	22.316	27.851	2
2020	32.093	45.133	1*	26.372	37.162	11	27.601	38.990	108	27.851	39.363	2
Delaware VIP® Value Series - Service Class
2011	N/A	N/A	N/A	12.724	13.603	58	13.672	13.958	4	13.715	13.791	1*
2012	17.396	18.085	3	13.603	15.266	90	13.958	15.704	350	13.791	15.524	15
2013	18.085	23.608	5	15.266	19.969	104	15.704	20.592	417	15.524	20.366	15
2014	23.608	26.271	10	19.969	22.266	127	20.592	23.019	611	20.366	22.778	8
2015	26.271	25.548	9	22.266	21.696	113	23.019	22.486	562	22.778	22.262	8
2016	25.548	28.585	8	21.696	24.324	165	22.486	25.273	640	22.262	25.033	30
2017	28.585	31.764	6	24.324	27.083	104	25.273	28.210	563	25.033	27.956	9
2018	31.764	30.156	6	27.083	25.764	182	28.210	26.902	542	27.956	26.674	15
2019	30.156	35.298	6	25.764	30.217	73	26.902	31.632	486	26.674	31.379	10
2020	35.298	34.593	6	30.217	29.673	64	31.632	31.140	435	31.379	30.906	20
DWS Alternative Asset Allocation VIP Portfolio - Class B
2011	N/A	N/A	N/A	11.877	11.978	16	12.080	12.056	26	12.036	12.071	1*
2012	12.291	12.752	1*	11.978	12.847	40	12.056	12.963	147	12.071	12.985	57
2013	12.752	12.575	1*	12.847	12.693	49	12.963	12.840	199	12.985	12.869	56
2014	12.575	12.706	2	12.693	12.851	66	12.840	13.032	319	12.869	13.068	56
2015	12.706	11.622	2	12.851	11.778	62	13.032	11.974	411	13.068	12.013	13
2016	11.622	11.942	2	11.778	12.127	59	11.974	12.360	368	12.013	12.406	14
2017	11.942	12.508	2	12.127	12.727	50	12.360	13.003	345	12.406	13.059	153
2018	12.508	11.097	2	12.727	11.314	49	13.003	11.589	309	13.059	11.644	12
2019	11.097	12.420	1*	11.314	12.688	42	11.589	13.028	255	11.644	13.097	13
2020	N/A	N/A	N/A	12.688	13.105	40	13.028	13.490	201	13.097	13.568	12
Fidelity® VIP Balanced Portfolio - Service Class 2
2019	N/A	N/A	N/A	9.868	11.089	187	10.134	11.107	177	10.433	11.110	29
2020	N/A	N/A	N/A	11.089	13.282	211	11.107	13.336	265	11.110	13.347	38

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Fidelity® VIP Contrafund® Portfolio - Service Class 2
2011	16.201	16.313	1*	15.006	16.148	23	16.799	16.571	124	16.277	16.655	1*
2012	16.313	18.543	9	16.148	18.393	156	16.571	18.922	984	16.655	19.027	63
2013	18.543	23.767	8	18.393	23.621	221	18.922	24.361	1,291	19.027	24.509	76
2014	23.767	25.972	16	23.621	25.864	271	24.361	26.742	1411	24.509	26.917	27
2015	25.972	25.525	21	25.864	25.470	343	26.742	26.400	1538	26.917	26.586	27
2016	25.525	26.913	18	25.470	26.909	311	26.400	27.962	1510	26.586	28.173	26
2017	26.913	32.028	18	26.909	32.087	316	27.962	33.425	1308	28.173	33.694	20
2018	32.028	29.265	14	32.087	29.377	277	33.425	30.679	1181	33.694	30.942	24
2019	29.265	37.600	15	29.377	37.820	276	30.679	39.595	1046	30.942	39.955	32
2020	37.600	47.927	11	37.820	48.304	232	39.595	50.698	845	39.955	51.183	31
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.609	11.306	4	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	11.306	10.518	10	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.808	12.075	1*	10.518	12.170	7	N/A	N/A	N/A
2020	N/A	N/A	N/A	12.075	13.486	2	12.170	13.626	14	N/A	N/A	N/A
Fidelity® VIP Growth Portfolio - Service Class 2
2011	N/A	N/A	N/A	11.148	10.966	5	10.609	11.251	86	N/A	N/A	N/A
2012	15.462	15.411	1*	10.966	12.303	48	11.251	12.654	561	7.678	7.299	1*
2013	15.411	20.513	1*	12.303	16.409	40	12.654	16.920	627	7.299	9.764	5
2014	20.513	22.288	3	16.409	17.864	89	16.920	18.466	496	9.764	10.662	6
2015	22.288	23.320	3	17.864	18.729	131	18.466	19.409	470	10.662	11.212	6
2016	23.320	22.950	2	18.729	18.468	131	19.409	19.186	451	11.212	11.089	6
2017	22.950	30.282	2	18.468	24.418	157	19.186	25.431	481	11.089	14.705	9
2018	30.282	29.509	2	24.418	23.842	119	25.431	24.894	422	14.705	14.402	12
2019	29.509	38.695	4	23.842	31.326	104	24.894	32.790	369	14.402	18.980	17
2020	38.695	54.365	3	31.326	44.101	98	32.790	46.277	328	18.980	26.800	26
Fidelity® VIP Mid Cap Portfolio - Service Class 2
2011	12.616	12.712	1*	12.721	12.880	9	13.554	13.093	102	12.980	13.136	1*
2012	12.712	14.253	3	12.880	14.470	106	13.093	14.747	811	13.136	14.803	8
2013	14.253	18.954	4	14.470	19.281	138	14.747	19.699	961	14.803	19.784	17
2014	18.954	19.670	5	19.281	20.050	188	19.699	20.535	1080	19.784	20.634	24
2015	19.670	18.937	6	20.050	19.342	234	20.535	19.860	1110	20.634	19.965	31
2016	18.937	20.745	7	19.342	21.230	266	19.860	21.853	1045	19.965	21.980	31
2017	20.745	24.473	6	21.230	25.096	254	21.853	25.897	948	21.980	26.061	39
2018	24.473	20.414	6	25.096	20.976	174	25.897	21.700	860	26.061	21.847	30
2019	20.414	24.610	5	20.976	25.337	167	21.700	26.277	786	21.847	26.469	32
2020	24.610	28.390	5	25.337	29.288	145	26.277	30.450	632	26.469	30.688	32
First Trust Capital Strength Portfolio - Class I
2020	N/A	N/A	N/A	10.516	11.814	3	10.156	11.833	36	N/A	N/A	N/A
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I
2017	10.839	11.494	2	10.451	11.520	182	10.404	11.553	449	N/A	N/A	N/A
2018	11.494	10.696	2	11.520	10.742	181	11.553	10.800	785	N/A	N/A	N/A
2019	10.696	12.643	3	10.742	12.723	164	10.800	12.824	753	12.156	12.844	2
2020	12.643	13.340	3	12.723	13.451	142	12.824	13.592	949	12.844	13.620	1*
Franklin Allocation VIP Fund - Class 4
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.326	10.620	2	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	10.620	11.668	3	N/A	N/A	N/A
Franklin Income VIP Fund - Class 2
2011	11.409	11.471	1*	11.179	11.600	25	11.633	11.764	120	N/A	N/A	N/A
2012	11.471	12.647	3	11.600	12.816	182	11.764	13.029	848	12.020	13.072	83
2013	12.647	14.104	4	12.816	14.320	213	13.029	14.595	1,268	13.072	14.651	87
2014	14.104	14.441	51	14.320	14.692	426	14.595	15.012	1926	14.651	15.077	90
2015	14.441	13.137	51	14.692	13.392	378	15.012	13.718	2007	15.077	13.784	50
2016	13.137	14.661	46	13.392	14.975	440	13.718	15.378	1943	13.784	15.459	50
2017	14.661	15.737	57	14.975	16.107	480	15.378	16.581	1879	15.459	16.677	54
2018	15.737	14.739	23	16.107	15.116	300	16.581	15.600	1580	16.677	15.698	42
2019	14.739	16.742	22	15.116	17.204	243	15.600	17.800	1361	15.698	17.921	43
2020	16.742	16.500	20	17.204	16.989	221	17.800	17.621	1183	17.921	17.750	57

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Franklin Mutual Shares VIP Fund - Class 2
2011	9.029	9.098	1*	9.036	9.207	15	9.206	9.337	107	9.115	9.363	1*
2012	9.098	10.173	5	9.207	10.316	96	9.337	10.488	506	9.363	10.522	13
2013	10.173	12.770	4	10.316	12.976	129	10.488	13.225	699	10.522	13.275	21
2014	12.770	13.389	36	12.976	13.631	204	13.225	13.928	870	13.275	13.988	21
2015	13.389	12.457	37	13.631	12.708	207	13.928	13.017	813	13.988	13.079	29
2016	12.457	14.150	37	12.708	14.464	171	13.017	14.853	720	13.079	14.931	23
2017	14.150	15.005	37	14.464	15.369	141	14.853	15.822	644	14.931	15.913	18
2018	15.005	13.354	7	15.369	13.705	114	15.822	14.145	543	15.913	14.233	15
2019	13.354	16.021	5	13.705	16.475	107	14.145	17.045	480	14.233	17.161	14
2020	16.021	14.889	4	16.475	15.342	87	17.045	15.912	471	17.161	16.028	12
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
2017	N/A	N/A	N/A	10.844	12.264	8	10.887	12.300	64	12.222	12.307	1*
2018	N/A	N/A	N/A	12.264	11.052	20	12.300	11.112	110	12.307	11.124	1*
2019	N/A	N/A	N/A	11.052	13.923	20	11.112	14.033	114	11.124	14.055	1*
2020	N/A	N/A	N/A	13.923	15.350	14	14.033	15.510	117	14.055	15.542	1*
Invesco V.I. International Growth Fund - Series II Shares
2014	N/A	N/A	N/A	23.465	21.820	4	23.883	22.560	32	24.089	22.707	1*
2015	N/A	N/A	N/A	21.820	20.839	27	22.560	21.600	65	22.707	21.751	1*
2016	22.391	23.733	1*	20.839	20.294	30	21.600	21.088	73	21.751	21.246	1*
2017	23.733	28.508	1*	20.294	24.425	18	21.088	25.444	57	21.246	25.648	1*
2018	28.508	23.659	1*	24.425	20.311	15	25.444	21.211	68	25.648	21.392	1*
2019	23.659	29.694	1*	20.311	25.544	14	21.211	26.743	78	21.392	26.984	1*
2020	29.694	33.055	1*	25.544	28.492	16	26.743	29.904	64	26.984	30.190	1*
JPMorgan Insurance Trust Core Bond Portfolio - Class 2
2017	N/A	N/A	N/A	9.745	9.863	10	9.780	9.891	262	9.740	9.897	4
2018	N/A	N/A	N/A	9.863	9.650	31	9.891	9.702	345	9.897	9.713	4
2019	9.629	10.145	3	9.650	10.209	58	9.702	10.289	497	9.713	10.305	3
2020	10.145	10.691	3	10.209	10.781	110	10.289	10.893	905	10.305	10.915	11
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2
2015	N/A	N/A	N/A	9.283	9.400	14	9.993	9.416	18	N/A	N/A	N/A
2016	8.772	9.724	1*	9.400	9.756	9	9.416	9.797	55	8.731	9.805	1*
2017	9.724	11.122	1*	9.756	11.180	9	9.797	11.255	63	9.805	11.271	3
2018	11.122	10.198	1*	11.180	10.272	1*	11.255	10.367	63	11.271	10.387	3
2019	10.198	11.636	1*	10.272	11.744	1*	10.367	11.882	15	10.387	11.911	12
2020	11.636	13.142	1*	11.744	13.291	2	11.882	13.481	15	11.911	13.520	9
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
2014	10.864	11.135	8	9.921	11.158	139	10.138	11.185	2042	9.922	11.191	25
2015	11.135	10.436	19	11.158	10.478	317	11.185	10.530	2451	11.191	10.541	89
2016	10.436	11.995	43	10.478	12.067	422	10.530	12.158	3426	10.541	12.176	98
2017	11.995	13.311	23	12.067	13.418	507	12.158	13.553	3742	12.176	13.580	105
2018	13.311	11.615	20	13.418	11.731	508	13.553	11.879	3218	13.580	11.909	66
2019	11.615	14.476	18	11.731	14.651	416	11.879	14.873	2870	11.909	14.917	42
2020	14.476	14.852	21	14.651	15.061	312	14.873	15.327	2598	14.917	15.381	34
LVIP American Global Growth Fund - Service Class II
2011	10.822	10.949	1*	10.639	10.983	8	11.264	11.024	45	N/A	N/A	N/A
2012	10.949	13.086	1*	10.983	13.152	74	11.024	13.234	285	11.708	13.251	12
2013	13.086	16.482	2	13.152	16.599	165	13.234	16.744	382	13.251	16.773	13
2014	16.482	16.433	23	16.599	16.582	261	16.744	16.770	494	16.773	16.807	14
2015	16.433	17.141	26	16.582	17.331	361	16.770	17.571	742	16.807	17.619	16
2016	17.141	16.816	26	17.331	17.037	553	17.571	17.316	678	17.619	17.372	20
2017	16.816	21.560	26	17.037	21.886	835	17.316	22.300	705	17.372	22.384	26
2018	21.560	19.119	7	21.886	19.447	761	22.300	19.864	652	22.384	19.949	19
2019	19.119	25.220	9	19.447	25.704	725	19.864	26.321	601	19.949	26.447	20
2020	25.220	32.085	8	25.704	32.767	483	26.321	33.638	486	26.447	33.815	21

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Global Small Capitalization Fund - Service Class II
2011	N/A	N/A	N/A	9.946	10.049	5	10.457	10.087	38	N/A	N/A	N/A
2012	10.826	11.547	1*	10.049	11.605	41	10.087	11.678	318	10.727	11.692	2
2013	11.547	14.442	1*	11.605	14.543	67	11.678	14.671	416	11.692	14.697	6
2014	14.442	14.373	6	14.543	14.503	87	14.671	14.668	471	14.697	14.701	7
2015	14.373	14.047	7	14.503	14.202	103	14.668	14.399	526	14.701	14.439	8
2016	14.047	13.979	7	14.202	14.162	110	14.399	14.394	474	14.439	14.441	7
2017	13.979	17.159	3	14.162	17.419	133	14.394	17.749	405	14.441	17.816	7
2018	17.159	14.964	3	17.419	15.220	117	17.749	15.548	362	17.816	15.614	10
2019	14.964	19.189	1*	15.220	19.557	101	15.548	20.028	301	15.614	20.123	13
2020	19.189	24.270	1*	19.557	24.785	80	20.028	25.445	248	20.123	25.579	12
LVIP American Growth Fund - Service Class II
2011	11.630	11.610	2	11.258	11.645	25	11.858	11.689	198	11.481	11.698	1*
2012	11.610	13.346	6	11.645	13.413	344	11.689	13.497	1,016	11.698	13.514	14
2013	13.346	16.935	6	13.413	17.055	529	13.497	17.205	1,292	13.514	17.235	25
2014	16.935	17.923	14	17.055	18.085	777	17.205	18.290	1427	17.235	18.331	26
2015	17.923	18.676	15	18.085	18.883	850	18.290	19.145	1558	18.331	19.197	28
2016	18.676	19.943	15	18.883	20.204	924	19.145	20.535	1551	19.197	20.602	29
2017	19.943	24.950	15	20.204	25.328	1197	20.535	25.807	1537	20.602	25.904	23
2018	24.950	24.263	16	25.328	24.680	1000	25.807	25.210	1362	25.904	25.317	24
2019	24.263	30.942	16	24.680	31.536	905	25.210	32.294	1238	25.317	32.447	24
2020	30.942	45.895	10	31.536	46.870	624	32.294	48.116	1037	32.447	48.369	24
LVIP American Growth-Income Fund - Service Class II
2011	11.511	11.606	2	11.212	11.641	19	11.817	11.685	105	N/A	N/A	N/A
2012	11.606	13.295	6	11.641	13.362	267	11.685	13.446	831	12.251	13.463	27
2013	13.295	17.310	10	13.362	17.431	314	13.446	17.585	1,078	13.463	17.615	30
2014	17.310	18.680	6	17.431	18.849	431	17.585	19.062	1254	17.615	19.105	38
2015	18.680	18.487	7	18.849	18.692	545	19.062	18.951	1534	19.105	19.003	42
2016	18.487	20.113	8	18.692	20.376	513	18.951	20.710	1571	19.003	20.777	41
2017	20.113	24.007	8	20.376	24.370	549	20.710	24.831	1521	20.777	24.925	51
2018	24.007	22.991	9	24.370	23.386	487	24.831	23.888	1363	24.925	23.990	46
2019	22.991	28.286	13	23.386	28.829	426	23.888	29.522	1219	23.990	29.662	25
2020	28.286	31.322	8	28.829	31.986	402	29.522	32.837	1161	29.662	33.010	31
LVIP American International Fund - Service Class II
2011	10.122	10.248	2	10.073	10.279	34	10.328	10.318	152	10.133	10.326	1*
2012	10.248	11.781	5	10.279	11.840	142	10.318	11.915	850	10.326	11.930	12
2013	11.781	13.970	5	11.840	14.068	152	11.915	14.192	925	11.930	14.216	13
2014	13.970	13.262	36	14.068	13.382	185	14.192	13.534	1004	14.216	13.564	22
2015	13.262	12.352	41	13.382	12.489	198	13.534	12.662	1132	13.564	12.697	22
2016	12.352	12.470	41	12.489	12.633	184	12.662	12.840	1118	12.697	12.882	26
2017	12.470	16.067	41	12.633	16.310	130	12.840	16.619	1059	12.882	16.681	11
2018	16.067	13.602	12	16.310	13.836	111	16.619	14.133	1023	16.681	14.193	17
2019	13.602	16.300	9	13.836	16.613	98	14.133	17.012	837	14.193	17.094	22
2020	16.300	18.118	3	16.613	18.504	92	17.012	18.996	732	17.094	19.096	19
LVIP Baron Growth Opportunities Fund - Service Class
2011	N/A	N/A	N/A	10.303	11.003	5	11.153	11.158	26	N/A	N/A	N/A
2012	11.421	12.592	4	11.003	12.759	41	11.158	12.972	282	11.451	13.015	3
2013	12.592	17.261	4	12.759	17.526	150	12.972	17.863	460	13.015	17.931	8
2014	17.261	17.714	9	17.526	18.022	203	17.863	18.414	480	17.931	18.494	13
2015	17.714	16.510	12	18.022	16.831	242	18.414	17.240	505	18.494	17.323	13
2016	16.510	17.059	11	16.831	17.425	293	17.240	17.894	470	17.323	17.989	12
2017	17.059	21.244	8	17.425	21.743	447	17.894	22.384	432	17.989	22.514	14
2018	21.244	19.974	8	21.743	20.485	379	22.384	21.140	395	22.514	21.274	23
2019	19.974	26.662	8	20.485	27.398	347	21.140	28.346	385	21.274	28.540	14
2020	26.662	34.989	5	27.398	36.026	225	28.346	37.366	365	28.540	37.640	13
LVIP BlackRock Advantage Allocation Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	12.689	13.232	1*	N/A	N/A	N/A
2018	N/A	N/A	N/A	13.050	12.086	10	13.232	12.280	3	N/A	N/A	N/A
2019	N/A	N/A	N/A	12.086	13.793	12	12.280	14.051	2	N/A	N/A	N/A
2020	N/A	N/A	N/A	13.793	15.265	12	14.051	15.589	4	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	9.241	9.295	5	8.791	9.449	2	N/A	N/A	N/A
2012	9.585	10.476	3	9.295	10.636	71	9.449	10.840	502	10.801	10.881	12
2013	10.476	12.091	17	10.636	12.300	589	10.840	12.567	4,871	10.881	12.621	60
2014	12.091	12.216	24	12.300	12.452	982	12.567	12.753	7385	12.621	12.815	88
2015	12.216	11.347	37	12.452	11.589	1168	12.753	11.900	8848	12.815	11.963	118
2016	11.347	12.402	68	11.589	12.693	1218	11.900	13.065	8988	11.963	13.141	121
2017	12.402	14.098	60	12.693	14.457	1040	13.065	14.918	8592	13.141	15.013	141
2018	14.098	12.675	49	14.457	13.024	860	14.918	13.474	7707	15.013	13.565	142
2019	12.675	14.675	58	13.024	15.110	1020	13.474	15.670	9123	13.565	15.785	154
2020	14.675	14.488	60	15.110	14.946	973	15.670	15.539	8690	15.785	15.661	146
LVIP BlackRock Emerging Markets Managed Volatility Fund - Service Class(2)
2012	N/A	N/A	N/A	10.288	10.960	38	10.378	10.969	159	10.755	10.971	7
2013	10.624	9.848	10	10.960	9.874	291	10.969	9.907	2,275	10.971	9.914	33
2014	9.848	9.143	11	9.874	9.186	498	9.907	9.240	4401	9.914	9.251	106
2015	9.143	7.587	12	9.186	7.638	658	9.240	7.702	6208	9.251	7.715	137
2016	7.587	7.932	13	7.638	8.000	687	7.702	8.086	5970	7.715	8.104	142
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
2013	9.763	10.371	3	9.768	10.385	791	10.110	10.401	8,067	9.850	10.404	156
2014	10.371	10.095	109	10.385	10.128	1650	10.401	10.169	16694	10.404	10.178	419
2015	10.095	9.420	130	10.128	9.470	1798	10.169	9.532	19322	10.178	9.545	509
2016	9.420	9.450	116	9.470	9.519	1759	9.532	9.606	17160	9.545	9.623	845
2017	9.450	10.434	130	9.519	10.531	1670	9.606	10.653	15020	9.623	10.678	358
2018	10.434	9.439	100	10.531	9.546	1535	10.653	9.682	12521	10.678	9.709	285
2019	9.439	10.737	90	9.546	10.881	1399	9.682	11.063	10593	9.709	11.099	236
2020	10.737	11.604	86	10.881	11.782	1263	11.063	12.009	9527	11.099	12.055	198
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
2016	N/A	N/A	N/A	10.284	10.112	38	10.094	10.128	1596	9.966	10.131	9
2017	N/A	N/A	N/A	10.112	11.299	79	10.128	11.346	1982	10.131	11.355	8
2018	N/A	N/A	N/A	11.299	10.711	153	11.346	10.783	2389	11.355	10.797	5
2019	N/A	N/A	N/A	10.711	12.358	350	10.783	12.471	2390	10.797	12.494	4
2020	N/A	N/A	N/A	12.358	12.316	371	12.471	12.460	2306	12.494	12.489	1*
LVIP BlackRock Global Real Estate Fund - Service Class
2011	N/A	N/A	N/A	6.172	6.465	7	6.370	6.540	35	N/A	N/A	N/A
2012	6.803	7.799	2	6.465	7.887	57	6.540	7.999	383	6.662	8.021	4
2013	7.799	7.865	4	7.887	7.970	49	7.999	8.103	530	8.021	8.130	20
2014	7.865	8.745	4	7.970	8.879	100	8.103	9.050	622	8.130	9.084	22
2015	8.745	8.433	10	8.879	8.580	115	9.050	8.767	601	9.084	8.805	23
2016	8.433	8.331	10	8.580	8.493	89	8.767	8.700	538	8.805	8.742	23
2017	8.331	9.017	9	8.493	9.211	75	8.700	9.459	509	8.742	9.509	18
2018	9.017	8.069	9	9.211	8.259	66	9.459	8.502	419	9.509	8.552	16
2019	8.069	9.841	4	8.259	10.092	55	8.502	10.416	352	8.552	10.482	15
2020	9.841	9.396	4	10.092	9.655	53	10.416	9.989	363	10.482	10.058	15
LVIP BlackRock Inflation Protected Bond Fund - Service Class
2011	11.041	11.020	2	11.031	11.056	28	11.162	11.101	157	11.128	11.110	1*
2012	11.020	11.459	17	11.056	11.520	465	11.101	11.596	2,503	11.110	11.611	52
2013	11.459	10.255	40	11.520	10.329	788	11.596	10.423	4,730	11.611	10.442	103
2014	10.255	10.326	33	10.329	10.421	909	10.423	10.543	6230	10.442	10.567	98
2015	10.326	9.801	33	10.421	9.912	840	10.543	10.053	6190	10.567	10.081	105
2016	9.801	9.912	27	9.912	10.044	848	10.053	10.212	6195	10.081	10.246	141
2017	9.912	9.889	30	10.044	10.040	771	10.212	10.234	6248	10.246	10.273	423
2018	9.889	9.681	35	10.040	9.849	713	10.234	10.064	5398	10.273	10.108	153
2019	9.681	10.008	29	9.849	10.203	621	10.064	10.451	4788	10.108	10.502	155
2020	10.008	10.286	15	10.203	10.507	584	10.451	10.790	4443	10.502	10.848	76
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
2016	N/A	N/A	N/A	10.173	10.396	87	10.080	10.413	2235	10.012	10.416	1*
2017	N/A	N/A	N/A	10.396	11.530	104	10.413	11.578	2242	10.416	11.587	75
2018	N/A	N/A	N/A	11.530	10.960	215	11.578	11.033	2245	11.587	11.047	83
2019	12.053	12.642	1*	10.960	12.735	500	11.033	12.851	2782	11.047	12.874	80
2020	12.642	12.742	1*	12.735	12.861	585	12.851	13.011	2844	12.874	13.041	78

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Service Class(3)
2015	N/A	N/A	N/A	10.351	8.969	47	10.228	8.984	348	10.235	8.987	6
2016	N/A	N/A	N/A	8.969	9.331	54	8.984	9.368	394	8.987	9.376	12
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	12.956	12.724	2	12.882	13.001	15	N/A	N/A	N/A
2012	14.124	14.211	1*	12.724	14.488	40	13.001	14.840	255	13.822	14.909	9
2013	14.211	17.412	6	14.488	17.786	169	14.840	18.264	1,506	14.909	18.358	14
2014	17.412	17.908	8	17.786	18.330	249	18.264	18.870	2454	18.358	18.976	44
2015	17.908	17.718	21	18.330	18.172	365	18.870	18.754	3257	18.976	18.869	55
2016	17.718	17.071	32	18.172	17.543	472	18.754	18.150	3421	18.869	18.271	42
2017	17.071	21.021	31	17.543	21.646	442	18.150	22.451	3203	18.271	22.611	43
2018	21.021	19.638	29	21.646	20.262	484	22.451	21.069	3269	22.611	21.230	47
2019	19.638	22.995	25	20.262	23.773	391	21.069	24.781	3186	21.230	24.983	35
2020	22.995	27.797	22	23.773	28.795	440	24.781	30.091	3461	24.983	30.351	43
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	9.151	8.851	5	8.406	8.864	10	8.845	8.885	1*
2012	9.427	9.025	2	8.851	9.220	65	8.864	9.256	368	8.885	9.282	9
2013	9.025	10.999	5	9.220	11.259	385	9.256	11.332	3,302	9.282	11.369	38
2014	10.999	9.953	11	11.259	10.208	630	11.332	10.300	5248	11.369	10.339	68
2015	9.953	9.309	23	10.208	9.567	792	10.300	9.677	6037	10.339	9.719	79
2016	9.309	9.293	44	9.567	9.570	1157	9.677	9.704	7623	9.719	9.751	133
2017	9.293	11.392	49	9.570	11.754	959	9.704	11.949	6526	9.751	12.013	122
2018	11.392	11.164	36	11.754	11.542	834	11.949	11.763	6112	12.013	11.832	112
2019	11.164	13.614	31	11.542	14.103	719	11.763	14.409	5418	11.832	14.501	74
2020	13.614	16.975	23	14.103	17.621	586	14.409	18.048	4933	14.501	18.171	65
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class
2015	9.956	9.212	8	10.082	9.224	61	10.070	9.239	438	9.997	9.243	9
2016	9.212	9.324	17	9.224	9.355	113	9.239	9.395	682	9.243	9.403	19
2017	9.324	10.735	17	9.355	10.792	145	9.395	10.865	791	9.403	10.879	18
2018	10.735	9.889	13	10.792	9.962	140	10.865	10.054	934	10.879	10.073	52
2019	9.889	10.230	13	9.962	10.313	171	10.054	10.419	960	10.073	10.440	52
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	10.060	10.391	80	10.003	10.417	556	10.456	10.423	2
2015	10.195	9.720	12	10.391	9.759	201	10.417	9.808	1353	10.423	9.817	4
2016	9.720	10.336	34	9.759	10.398	279	9.808	10.477	2235	9.817	10.492	73
2017	10.336	12.201	29	10.398	12.299	233	10.477	12.423	2137	10.492	12.448	73
2018	12.201	11.566	33	12.299	11.683	419	12.423	11.830	2403	12.448	11.859	112
2019	11.566	13.464	42	11.683	13.626	486	11.830	13.832	2925	11.859	13.874	144
2020	13.464	15.082	30	13.626	15.295	411	13.832	15.565	2558	13.874	15.619	132
LVIP Delaware Bond Fund - Service Class
2011	13.168	13.200	1*	13.348	13.430	56	13.625	13.722	313	13.709	13.781	3
2012	13.200	13.725	10	13.430	13.992	623	13.722	14.332	3,025	13.781	14.401	142
2013	13.725	13.078	19	13.992	13.359	887	14.332	13.718	5,145	14.401	13.791	165
2014	13.078	13.517	16	13.359	13.835	1170	13.718	14.242	7138	13.791	14.325	206
2015	13.517	13.234	27	13.835	13.572	1209	14.242	14.007	9666	14.325	14.096	183
2016	13.234	13.259	44	13.572	13.625	1378	14.007	14.097	10424	14.096	14.193	224
2017	13.259	13.497	47	13.625	13.897	1581	14.097	14.415	10315	14.193	14.520	176
2018	13.497	13.054	48	13.897	13.469	1218	14.415	14.005	9466	14.520	14.114	176
2019	13.054	13.904	40	13.469	14.374	1074	14.005	14.984	8905	14.114	15.108	150
2020	13.904	14.899	38	14.374	15.433	1104	14.984	16.128	8927	15.108	16.270	178
LVIP Delaware Diversified Floating Rate Fund - Service Class
2011	9.746	9.745	2	9.767	9.777	19	9.845	9.817	108	N/A	N/A	N/A
2012	9.745	9.916	13	9.777	9.968	202	9.817	10.034	1,261	9.876	10.047	22
2013	9.916	9.754	34	9.968	9.825	1,205	10.034	9.914	9,388	10.047	9.932	157
2014	9.754	9.581	56	9.825	9.670	1375	9.914	9.783	11954	9.932	9.805	266
2015	9.581	9.286	55	9.670	9.391	1418	9.783	9.524	12196	9.805	9.551	281
2016	9.286	9.271	53	9.391	9.395	1364	9.524	9.551	11341	9.551	9.583	290
2017	9.271	9.280	31	9.395	9.423	1286	9.551	9.604	11355	9.583	9.641	172
2018	9.280	9.085	34	9.423	9.243	1331	9.604	9.444	10498	9.641	9.485	294
2019	9.085	9.278	30	9.243	9.458	1066	9.444	9.688	9166	9.485	9.735	149
2020	9.278	9.182	21	9.458	9.379	933	9.688	9.631	7994	9.735	9.683	137

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Delaware Mid Cap Value Fund - Service Class
2011	N/A	N/A	N/A	8.681	8.518	2	8.282	8.616	59	N/A	N/A	N/A
2012	8.975	9.460	5	8.518	9.567	23	8.616	9.702	110	9.263	9.730	9
2013	9.460	12.344	5	9.567	12.509	39	9.702	12.717	197	9.730	12.759	9
2014	12.344	12.958	5	12.509	13.157	68	12.717	13.409	174	12.759	13.461	7
2015	12.958	12.671	5	13.157	12.891	58	13.409	13.172	209	13.461	13.229	7
2016	12.671	14.880	5	12.891	15.169	56	13.172	15.538	205	13.229	15.613	20
2017	14.880	17.089	5	15.169	17.456	63	15.538	17.925	190	15.613	18.020	14
2018	17.089	14.209	6	17.456	14.543	51	17.925	14.972	198	18.020	15.059	6
2019	14.209	18.074	7	14.543	18.536	48	14.972	19.130	152	15.059	19.251	10
2020	18.074	17.718	6	18.536	18.208	50	19.130	18.838	178	19.251	18.967	10
LVIP Delaware Social Awareness Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	14.430	14.599	5	N/A	N/A	N/A
2012	N/A	N/A	N/A	14.366	16.097	12	14.599	16.488	60	N/A	N/A	N/A
2013	N/A	N/A	N/A	16.097	21.345	30	16.488	21.919	73	N/A	N/A	N/A
2014	20.219	23.479	4	21.345	24.030	30	21.919	24.738	92	N/A	N/A	N/A
2015	23.479	22.748	5	24.030	23.328	42	24.738	24.076	125	N/A	N/A	N/A
2016	22.748	23.659	1*	23.328	24.311	32	24.076	25.153	112	N/A	N/A	N/A
2017	23.659	27.736	1*	24.311	28.556	26	25.153	29.619	60	27.985	29.835	1*
2018	27.736	25.817	1*	28.556	26.635	16	29.619	27.695	47	29.835	27.911	1*
2019	25.817	33.231	1*	26.635	34.352	14	27.695	35.808	45	27.911	36.106	1*
2020	33.231	38.790	1*	34.352	40.179	14	35.808	41.988	41	36.106	42.359	1*
LVIP Delaware Wealth Builder Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	19.969	20.597	1*	N/A	N/A	N/A
2018	N/A	N/A	N/A	19.605	18.410	1*	20.597	19.144	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	18.410	20.873	1*	19.144	21.759	11	N/A	N/A	N/A
2020	N/A	N/A	N/A	20.873	21.567	1*	21.759	22.538	6	N/A	N/A	N/A
LVIP Dimensional International Core Equity Fund - Service Class
2015	N/A	N/A	N/A	8.745	8.949	3	10.230	8.964	39	N/A	N/A	N/A
2016	N/A	N/A	N/A	8.949	9.148	3	8.964	9.186	54	N/A	N/A	N/A
2017	N/A	N/A	N/A	9.148	11.395	28	9.186	11.471	151	10.208	11.488	57
2018	N/A	N/A	N/A	11.395	9.191	18	11.471	9.276	209	11.488	9.294	83
2019	N/A	N/A	N/A	9.191	10.864	14	9.276	10.991	211	9.294	11.018	87
2020	N/A	N/A	N/A	10.864	11.358	11	10.991	11.520	237	11.018	11.554	88
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	8.520	8.282	1*	8.089	8.295	14	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.282	9.622	26	8.295	9.662	323	8.864	9.670	5
2013	9.756	10.780	4	9.622	10.836	102	9.662	10.908	1,513	9.670	10.922	73
2014	10.780	9.734	7	10.836	9.805	314	10.908	9.895	3506	10.922	9.912	92
2015	9.734	9.126	6	9.805	9.211	420	9.895	9.318	4959	9.912	9.340	115
2016	9.126	9.085	20	9.211	9.188	442	9.318	9.319	4908	9.340	9.345	138
2017	9.085	11.190	25	9.188	11.340	599	9.319	11.529	5199	9.345	11.568	105
2018	11.190	9.169	21	11.340	9.309	806	11.529	9.489	5377	11.568	9.525	104
2019	9.169	10.456	20	9.309	10.637	641	9.489	10.871	4958	9.525	10.917	108
2020	10.456	9.553	22	10.637	9.738	632	10.871	9.976	5157	10.917	10.024	95
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	15.738	15.320	3	16.937	15.731	34	N/A	N/A	N/A
2016	N/A	N/A	N/A	15.320	17.129	22	15.731	17.632	98	5.011	4.886	7
2017	N/A	N/A	N/A	17.129	20.235	65	17.632	20.881	132	N/A	N/A	N/A
2018	N/A	N/A	N/A	20.235	18.335	49	20.881	18.968	109	N/A	N/A	N/A
2019	N/A	N/A	N/A	18.335	23.313	43	18.968	24.178	100	N/A	N/A	N/A
2020	N/A	N/A	N/A	23.313	26.520	31	24.178	27.573	92	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
2015	N/A	N/A	N/A	9.838	9.341	1*	10.086	9.357	34	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.341	10.670	9	9.357	10.714	94	N/A	N/A	N/A
2017	N/A	N/A	N/A	10.670	12.348	27	10.714	12.431	127	11.218	12.449	57
2018	N/A	N/A	N/A	12.348	10.916	11	12.431	11.016	158	12.449	11.038	69
2019	N/A	N/A	N/A	10.916	13.757	11	11.016	13.918	160	11.038	13.953	65
2020	N/A	N/A	N/A	13.757	15.521	11	13.918	15.743	149	13.953	15.790	60

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	9.171	9.335	1*	8.835	9.351	29	N/A	N/A	N/A
2012	10.210	10.687	1*	9.335	10.722	27	9.351	10.767	435	10.213	10.774	1*
2013	10.687	13.478	5	10.722	13.549	148	10.767	13.639	2,057	10.774	13.656	91
2014	13.478	13.776	5	13.549	13.877	338	13.639	14.004	4038	13.656	14.028	69
2015	13.776	12.425	5	13.877	12.541	634	14.004	12.688	5586	14.028	12.716	100
2016	12.425	13.482	28	12.541	13.635	1079	12.688	13.829	6018	12.716	13.866	129
2017	13.482	15.685	24	13.635	15.895	1164	13.829	16.161	6360	13.866	16.213	77
2018	15.685	14.120	22	15.895	14.338	978	16.161	14.615	5876	16.213	14.669	117
2019	14.120	16.484	21	14.338	16.771	834	14.615	17.138	5217	14.669	17.210	112
2020	16.484	18.554	17	16.771	18.916	663	17.138	19.378	4567	17.210	19.469	89
LVIP Dimensional/Vanguard Total Bond Fund - Service Class
2011	N/A	N/A	N/A	10.273	10.321	11	10.316	10.337	127	N/A	N/A	N/A
2012	10.306	10.440	5	10.321	10.474	275	10.337	10.517	1,485	10.340	10.525	21
2013	10.440	9.911	24	10.474	9.963	471	10.517	10.029	4,038	10.525	10.042	61
2014	9.911	10.126	15	9.963	10.200	649	10.029	10.293	6434	10.042	10.312	100
2015	10.126	9.917	21	10.200	10.009	714	10.293	10.126	7425	10.312	10.149	122
2016	9.917	9.885	29	10.009	9.996	723	10.126	10.138	7769	10.149	10.167	120
2017	9.885	9.935	30	9.996	10.067	806	10.138	10.235	7360	10.167	10.269	179
2018	9.935	9.685	23	10.067	9.834	744	10.235	10.023	6463	10.269	10.062	174
2019	9.685	10.162	23	9.834	10.339	722	10.023	10.565	6015	10.062	10.610	159
2020	10.162	10.485	23	10.339	10.689	716	10.565	10.949	5482	10.610	11.002	149
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
2013	10.189	11.017	2	10.173	11.030	177	10.188	11.048	2,373	10.197	11.051	27
2014	11.017	11.409	5	11.030	11.446	581	11.048	11.493	5770	11.051	11.502	70
2015	11.409	10.591	9	11.446	10.647	911	11.493	10.717	8582	11.502	10.731	96
2016	10.591	11.010	25	10.647	11.090	1114	10.717	11.192	7811	10.731	11.212	91
2017	11.010	12.783	25	11.090	12.902	842	11.192	13.052	6581	11.212	13.082	81
2018	12.783	11.738	19	12.902	11.870	445	13.052	12.039	5666	13.082	12.073	98
2019	11.738	13.742	17	11.870	13.925	363	12.039	14.158	4879	12.073	14.205	74
2020	13.742	16.119	18	13.925	16.366	389	14.158	16.681	4543	14.205	16.745	91
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
2011	7.212	7.305	3	6.901	7.373	11	7.418	7.458	61	7.380	7.476	1*
2012	7.305	8.645	4	7.373	8.742	152	7.458	8.866	689	7.476	8.891	20
2013	8.645	10.122	17	8.742	10.257	775	8.866	10.428	4,808	8.891	10.462	77
2014	10.122	9.686	39	10.257	9.834	1248	10.428	10.023	8657	10.462	10.062	125
2015	9.686	8.697	46	9.834	8.848	1401	10.023	9.041	10641	10.062	9.080	139
2016	8.697	8.696	50	8.848	8.865	1081	9.041	9.081	10021	9.080	9.124	130
2017	8.696	10.307	52	8.865	10.528	936	9.081	10.811	8566	9.124	10.869	102
2018	10.307	9.143	48	10.528	9.358	794	10.811	9.634	7645	10.869	9.690	106
2019	9.143	10.068	19	9.358	10.325	656	9.634	10.656	6589	9.690	10.724	94
2020	10.068	11.075	15	10.325	11.380	604	10.656	11.774	5735	10.724	11.855	101
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class
2017	N/A	N/A	N/A	10.215	10.939	3	10.325	10.970	3	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.939	10.314	9	10.970	10.370	10	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.314	12.005	8	10.370	12.100	18	N/A	N/A	N/A
2020	N/A	N/A	N/A	12.005	13.380	8	12.100	13.519	20	N/A	N/A	N/A
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class
2014	9.723	10.212	24	10.063	10.232	178	10.020	10.252	2187	9.580	10.259	24
2015	10.212	9.192	32	10.232	9.229	431	10.252	9.270	3456	10.259	9.281	55
2016	9.192	9.981	31	9.229	10.041	365	9.270	10.112	4046	9.281	10.129	66
2017	9.981	10.826	27	10.041	10.913	435	10.112	11.017	3876	10.129	11.041	64
2018	10.826	9.874	15	10.913	9.973	378	11.017	10.094	3367	11.041	10.121	62
2019	9.874	11.195	15	9.973	11.327	356	10.094	11.490	2984	10.121	11.526	47
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	9.966	9.625	8	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.177	11.058	70	9.625	11.089	364	N/A	N/A	N/A
2020	N/A	N/A	N/A	11.058	11.513	79	11.089	11.574	172	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	12.254	12.535	86	N/A	N/A	N/A
2012	12.751	13.043	14	12.365	13.242	1,170	12.535	13.495	5,353	12.764	13.546	236
2013	13.043	13.975	18	13.242	14.216	1,646	13.495	14.524	9,930	13.546	14.586	269
2014	13.975	14.420	8	14.216	14.699	1688	14.524	15.054	10914	14.586	15.127	289
2015	14.420	13.798	8	14.699	14.093	1628	15.054	14.470	12365	15.127	14.547	408
2016	13.798	14.146	9	14.093	14.477	1371	14.470	14.902	11016	14.547	14.989	610
2017	14.146	15.261	8	14.477	15.649	947	14.902	16.149	8911	14.989	16.251	157
2018	15.261	14.235	8	15.649	14.627	811	16.149	15.132	7648	16.251	15.235	125
2019	14.235	15.984	7	14.627	16.456	673	15.132	17.067	6538	15.235	17.191	93
2020	15.984	16.709	7	16.456	17.238	629	17.067	17.922	5899	17.191	18.062	78
LVIP Global Growth Allocation Managed Risk Fund - Service Class
2011	11.194	11.157	1*	11.205	11.305	25	11.325	11.492	163	N/A	N/A	N/A
2012	11.157	11.889	85	11.305	12.070	4,575	11.492	12.301	28,300	11.756	12.348	216
2013	11.889	13.180	258	12.070	13.407	13,168	12.301	13.697	72,049	12.348	13.757	595
2014	13.180	13.313	300	13.407	13.570	15502	13.697	13.898	88756	13.757	13.965	946
2015	13.313	12.517	289	13.570	12.785	15767	13.898	13.127	90976	13.965	13.197	1027
2016	12.517	12.801	190	12.785	13.101	12989	13.127	13.485	84611	13.197	13.563	867
2017	12.801	14.451	205	13.101	14.819	10739	13.485	15.291	73549	13.563	15.388	860
2018	14.451	13.216	191	14.819	13.579	9512	15.291	14.048	64385	15.388	14.144	765
2019	13.216	14.948	178	13.579	15.390	7870	14.048	15.960	56015	14.144	16.077	720
2020	14.948	15.448	168	15.390	15.937	7127	15.960	16.569	49282	16.077	16.699	647
LVIP Global Income Fund - Service Class
2011	11.215	11.243	1*	11.359	11.302	72	11.521	11.376	189	11.356	11.388	1*
2012	11.243	11.821	4	11.302	11.907	299	11.376	12.015	1,458	11.388	12.033	129
2013	11.821	11.215	7	11.907	11.319	388	12.015	11.450	2,079	12.033	11.474	183
2014	11.215	11.161	9	11.319	11.288	507	11.450	11.447	4239	11.474	11.476	201
2015	11.161	10.676	12	11.288	10.819	644	11.447	10.999	5321	11.476	11.032	118
2016	10.676	10.476	14	10.819	10.637	636	10.999	10.841	5084	11.032	10.880	168
2017	10.476	10.744	19	10.637	10.931	581	10.841	11.169	5543	10.880	11.214	125
2018	10.744	10.689	13	10.931	10.897	510	11.169	11.162	4838	11.214	11.213	118
2019	10.689	11.139	11	10.897	11.378	419	11.162	11.684	4174	11.213	11.743	107
2020	11.139	11.613	37	11.378	11.886	371	11.684	12.236	3725	11.743	12.304	91
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
2011	11.800	11.778	1*	11.870	11.933	22	11.771	12.131	211	12.108	12.171	1*
2012	11.778	12.601	27	11.933	12.794	3,867	12.131	13.038	20,415	12.171	13.088	135
2013	12.601	13.762	32	12.794	14.000	7,467	13.038	14.302	44,744	13.088	14.364	677
2014	13.762	13.992	76	14.000	14.263	8076	14.302	14.607	55022	14.364	14.678	836
2015	13.992	13.199	92	14.263	13.481	8309	14.607	13.842	56518	14.678	13.916	919
2016	13.199	13.445	56	13.481	13.760	7511	13.842	14.163	51590	13.916	14.246	953
2017	13.445	15.006	51	13.760	15.388	5854	14.163	15.879	44738	14.246	15.980	654
2018	15.006	13.854	50	15.388	14.235	4950	15.879	14.726	38759	15.980	14.827	588
2019	13.854	15.557	70	14.235	16.017	4283	14.726	16.611	32811	14.827	16.733	536
2020	15.557	16.115	56	16.017	16.624	3896	16.611	17.284	29012	16.733	17.419	479
LVIP Goldman Sachs Income Builder Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.316	10.853	6	N/A	N/A	N/A
2018	N/A	N/A	N/A	10.603	10.119	3	10.853	10.174	13	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.119	11.274	3	10.174	11.358	38	N/A	N/A	N/A
LVIP Government Money Market Fund - Service Class
2011	N/A	N/A	N/A	9.782	9.770	2	10.000	9.982	55	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.770	9.583	65	9.982	9.817	586	9.942	9.864	152
2013	N/A	N/A	N/A	9.583	9.401	269	9.817	9.654	765	9.864	9.705	167
2014	N/A	N/A	N/A	9.401	9.221	307	9.654	9.493	981	9.705	9.549	500
2015	N/A	N/A	N/A	9.221	9.045	462	9.493	9.335	1201	9.549	9.394	93
2016	N/A	N/A	N/A	9.045	8.873	188	9.335	9.180	911	9.394	9.243	27
2017	N/A	N/A	N/A	8.873	8.717	84	9.180	9.042	736	9.243	9.108	19
2018	N/A	N/A	N/A	8.717	8.647	625	9.042	8.991	1086	9.108	9.061	122
2019	N/A	N/A	N/A	8.647	8.610	155	8.991	8.975	797	9.061	9.050	71
2020	N/A	N/A	N/A	8.610	8.461	489	8.975	8.842	1157	9.050	8.921	951

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class
2014	10.339	10.223	1*	10.161	10.236	47	9.966	10.244	384	10.249	10.255	7
2015	10.223	9.488	8	10.236	9.519	121	10.244	9.550	1022	10.255	9.566	18
2016	9.488	10.284	21	9.519	10.339	176	9.550	10.399	2041	9.566	10.421	88
2017	10.284	11.147	22	10.339	11.228	169	10.399	11.322	2021	10.421	11.351	90
2018	11.147	9.914	19	11.228	10.007	158	11.322	10.116	1816	11.351	10.147	55
2019	9.914	10.800	18	10.007	10.909	177	10.116	11.038	1808	10.147	11.075	54
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	9.894	10.247	73	10.024	10.272	1105	10.415	10.274	16
2015	10.208	9.118	7	10.247	9.154	229	10.272	9.200	1748	10.274	9.205	32
2016	9.118	9.447	14	9.154	9.503	310	9.200	9.575	1800	9.205	9.586	33
2017	9.447	10.879	14	9.503	10.966	268	9.575	11.076	1542	9.586	11.094	28
2018	10.879	9.642	11	10.966	9.738	180	11.076	9.861	1333	11.094	9.882	30
2019	9.642	11.255	30	9.738	11.390	291	9.861	11.562	3002	9.882	11.593	76
2020	11.255	11.780	31	11.390	11.946	279	11.562	12.157	2447	11.593	12.195	34
LVIP JPMorgan High Yield Fund - Service Class
2011	N/A	N/A	N/A	10.723	10.841	10	10.719	10.885	24	N/A	N/A	N/A
2012	11.086	12.124	4	10.841	12.188	104	10.885	12.268	459	11.181	12.284	84
2013	12.124	12.614	4	12.188	12.706	122	12.268	12.821	592	12.284	12.844	88
2014	12.614	12.664	11	12.706	12.782	154	12.821	12.931	725	12.844	12.961	90
2015	12.664	11.877	14	12.782	12.012	141	12.931	12.182	790	12.961	12.216	6
2016	11.877	13.133	14	12.012	13.309	123	12.182	13.531	828	12.216	13.576	18
2017	13.133	13.691	9	13.309	13.902	110	13.531	14.169	810	13.576	14.223	108
2018	13.691	12.985	4	13.902	13.211	84	14.169	13.499	655	14.223	13.557	18
2019	12.985	14.322	5	13.211	14.601	71	13.499	14.956	641	13.557	15.028	17
2020	14.322	14.760	5	14.601	15.077	58	14.956	15.483	630	15.028	15.565	16
LVIP JPMorgan Retirement Income Fund - Service Class
2017	N/A	N/A	N/A	N/A	N/A	N/A	11.879	12.290	6	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	12.290	11.507	3	N/A	N/A	N/A
2019	N/A	N/A	N/A	11.909	12.622	1*	11.507	12.857	5	N/A	N/A	N/A
2020	N/A	N/A	N/A	12.622	13.518	2	12.857	13.804	14	N/A	N/A	N/A
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	8.465	8.628	5	7.817	8.728	8	N/A	N/A	N/A
2012	8.987	9.493	3	8.628	9.601	66	8.728	9.736	294	9.713	9.754	10
2013	9.493	11.509	21	9.601	11.663	374	9.736	11.857	3,322	9.754	11.884	46
2014	11.509	12.148	28	11.663	12.335	507	11.857	12.572	4884	11.884	12.607	75
2015	12.148	10.942	35	12.335	11.133	647	12.572	11.375	5923	12.607	11.413	152
2016	10.942	11.751	59	11.133	11.980	660	11.375	12.271	6254	11.413	12.317	128
2017	11.751	13.158	50	11.980	13.441	616	12.271	13.802	5724	12.317	13.861	119
2018	13.158	11.330	49	13.441	11.597	479	13.802	11.938	5257	13.861	11.996	107
2019	11.330	12.849	46	11.597	13.178	422	11.938	13.599	4737	11.996	13.672	96
LVIP MFS International Equity Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	10.111	10.027	83	10.126	10.043	782	9.651	10.046	9
2014	9.867	9.081	5	10.027	9.111	210	10.043	9.148	2033	10.046	9.156	22
2015	9.081	8.876	11	9.111	8.923	434	9.148	8.982	3870	9.156	8.994	35
2016	8.876	8.553	22	8.923	8.615	436	8.982	8.694	4133	8.994	8.710	49
2017	8.553	10.766	20	8.615	10.866	436	8.694	10.993	4173	8.710	11.019	50
2018	10.766	9.646	17	10.866	9.756	493	10.993	9.895	4402	11.019	9.922	51
2019	9.646	11.902	15	9.756	12.061	354	9.895	12.263	4137	9.922	12.304	31
2020	11.902	11.910	16	12.061	12.093	327	12.263	12.327	4287	12.304	12.374	37
LVIP MFS International Growth Fund - Service Class
2011	N/A	N/A	N/A	7.162	7.203	1*	7.260	7.287	31	N/A	N/A	N/A
2012	7.655	8.320	1*	7.203	8.414	38	7.287	8.533	218	7.904	8.557	1*
2013	8.320	9.228	2	8.414	9.351	67	8.533	9.507	362	8.557	9.539	11
2014	9.228	8.554	7	9.351	8.685	99	9.507	8.852	396	9.539	8.886	13
2015	8.554	8.460	9	8.685	8.607	135	8.852	8.794	553	8.886	8.832	15
2016	8.460	8.396	9	8.607	8.559	130	8.794	8.767	611	8.832	8.810	15
2017	8.396	10.809	8	8.559	11.041	129	8.767	11.338	642	8.810	11.398	8
2018	10.809	9.684	11	11.041	9.911	111	11.338	10.203	637	11.398	10.263	8
2019	9.684	12.060	3	9.911	12.368	105	10.203	12.765	588	10.263	12.845	9
2020	N/A	N/A	N/A	12.368	13.857	102	12.765	14.337	602	12.845	14.435	9

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP MFS Value Fund - Service Class
2011	N/A	N/A	N/A	7.710	8.101	15	8.075	8.195	135	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.101	9.219	103	8.195	9.350	547	8.444	9.376	15
2013	N/A	N/A	N/A	9.219	12.262	325	9.350	12.467	811	9.376	12.508	15
2014	11.566	13.057	8	12.262	13.256	495	12.467	13.511	845	12.508	13.562	12
2015	13.057	12.678	9	13.256	12.897	567	13.511	13.178	965	13.562	13.234	12
2016	12.678	14.118	1*	12.897	14.391	696	13.178	14.741	1042	13.234	14.812	15
2017	14.118	16.213	1*	14.391	16.559	1088	14.741	17.004	964	14.812	17.095	12
2018	16.213	14.246	1*	16.559	14.579	999	17.004	15.009	843	17.095	15.096	11
2019	14.246	18.058	1*	14.579	18.518	938	15.009	19.111	772	15.096	19.232	10
2020	18.058	18.275	1*	18.518	18.777	661	19.111	19.428	726	19.232	19.560	10
LVIP Mondrian International Value Fund - Service Class
2011	N/A	N/A	N/A	16.532	16.340	1*	16.516	16.696	4	N/A	N/A	N/A
2012	16.455	17.188	1*	16.340	17.521	6	16.696	17.948	76	N/A	N/A	N/A
2013	17.188	20.451	1*	17.521	20.888	21	17.948	21.450	181	19.951	21.565	1*
2014	20.451	19.462	1*	20.888	19.918	32	21.450	20.505	222	21.565	20.625	10
2015	19.462	18.283	1*	19.918	18.749	45	20.505	19.350	222	20.625	19.472	11
2016	18.283	18.566	1*	18.749	19.078	44	19.350	19.739	238	19.472	19.874	11
2017	18.566	21.995	1*	19.078	22.646	42	19.739	23.490	202	19.874	23.662	4
2018	21.995	19.008	1*	22.646	19.610	39	23.490	20.391	187	23.662	20.551	3
2019	19.008	21.944	1*	19.610	22.684	33	20.391	23.646	188	20.551	23.844	3
2020	21.944	20.358	1*	22.684	21.086	32	23.646	22.036	240	23.844	22.231	4
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
2014	9.592	9.769	1*	10.210	9.781	14	10.113	9.797	96	10.073	9.800	20
2015	9.769	8.883	1*	9.781	8.911	26	9.797	8.948	465	9.800	8.955	34
2016	8.883	9.175	1*	8.911	9.223	40	8.948	9.284	491	8.955	9.297	37
2017	9.175	10.792	1*	9.223	10.871	28	9.284	10.970	537	9.297	10.990	37
2018	10.792	9.659	1*	10.871	9.749	43	10.970	9.862	675	10.990	9.885	48
2019	9.659	11.283	1*	9.749	11.411	40	9.862	11.573	603	9.885	11.605	49
2020	11.283	12.708	9	11.411	12.877	43	11.573	13.093	548	11.605	13.136	45
LVIP PIMCO Low Duration Bond Fund - Service Class
2014	9.963	9.875	5	10.004	9.887	82	10.004	9.903	735	9.982	9.906	16
2015	9.865	9.792	6	9.878	9.824	314	9.893	9.864	2745	9.897	9.872	62
2016	9.792	9.811	6	9.824	9.863	694	9.864	9.928	3941	9.872	9.941	72
2017	9.811	9.740	6	9.863	9.811	633	9.928	9.900	4026	9.941	9.918	62
2018	9.740	9.618	6	9.811	9.708	487	9.900	9.821	3906	9.918	9.844	317
2019	9.618	9.707	1*	9.708	9.817	434	9.821	9.956	3440	9.844	9.984	49
2020	9.707	9.864	3	9.817	9.996	426	9.956	10.163	3746	9.984	10.197	65
LVIP SSGA Bond Index Fund - Service Class
2011	N/A	N/A	N/A	11.567	11.627	4	11.669	11.729	37	N/A	N/A	N/A
2012	11.548	11.706	5	11.627	11.812	93	11.729	11.946	931	11.784	11.973	13
2013	11.706	11.135	35	11.812	11.258	118	11.946	11.415	1,441	11.973	11.446	37
2014	11.135	11.496	7	11.258	11.647	184	11.415	11.838	1982	11.446	11.877	43
2015	11.496	11.251	18	11.647	11.422	396	11.838	11.639	2381	11.877	11.682	47
2016	11.251	11.236	39	11.422	11.429	698	11.639	11.675	3014	11.682	11.725	56
2017	11.236	11.318	44	11.429	11.536	591	11.675	11.814	2845	11.725	11.870	55
2018	11.318	11.014	38	11.536	11.248	236	11.814	11.548	2560	11.870	11.609	592
2019	11.014	11.639	38	11.248	11.910	224	11.548	12.258	2201	11.609	12.328	145
2020	11.639	12.214	37	11.910	12.524	230	12.258	12.922	2434	12.328	13.003	37
LVIP SSGA Conservative Index Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.434	10.474	5	10.466	10.511	50	10.463	10.519	1*
2012	10.924	11.124	3	10.474	11.178	51	10.511	11.245	321	10.519	11.259	2
2013	11.124	11.598	3	11.178	11.678	77	11.245	11.778	316	11.259	11.798	3
2014	11.598	11.858	3	11.678	11.964	99	11.778	12.097	341	11.798	12.123	6
2015	11.858	11.468	3	11.964	11.593	100	12.097	11.751	380	12.123	11.783	284
2016	11.468	11.756	3	11.593	11.908	108	11.751	12.101	392	11.783	12.140	44
2017	11.756	12.707	3	11.908	12.897	62	12.101	13.139	339	12.140	13.188	42
2018	12.707	11.868	3	12.897	12.070	48	13.139	12.326	293	13.188	12.378	42
2019	11.868	13.304	3	12.070	13.558	23	12.326	13.881	224	12.378	13.946	42
2020	13.304	14.573	3	13.558	14.880	21	13.881	15.273	215	13.946	15.352	2

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA Conservative Structured Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.434	10.437	27	10.372	10.474	164	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.437	11.063	123	10.474	11.130	1,182	10.801	11.144	8
2013	N/A	N/A	N/A	11.063	11.588	161	11.130	11.687	1,119	11.144	11.707	12
2014	N/A	N/A	N/A	11.588	11.963	182	11.687	12.096	1051	11.707	12.123	11
2015	N/A	N/A	N/A	11.963	11.485	167	12.096	11.642	1020	12.123	11.674	10
2016	N/A	N/A	N/A	11.485	12.004	154	11.642	12.198	878	11.674	12.237	9
2017	N/A	N/A	N/A	12.004	12.882	151	12.198	13.123	809	12.237	13.172	7
2018	N/A	N/A	N/A	12.882	11.969	126	13.123	12.224	686	13.172	12.276	2
2019	N/A	N/A	N/A	11.969	13.307	120	12.224	13.624	549	12.276	13.688	20
2020	N/A	N/A	N/A	13.307	14.276	99	13.624	14.653	434	13.688	14.729	19
LVIP SSGA Developed International 150 Fund - Service Class
2011	N/A	N/A	N/A	7.949	7.977	1*	8.200	8.047	5	7.890	8.061	1*
2012	N/A	N/A	N/A	7.977	8.868	7	8.047	8.969	37	8.061	8.989	1*
2013	N/A	N/A	N/A	8.868	10.438	11	8.969	10.583	78	8.989	10.612	1*
2014	10.632	10.169	3	10.438	10.302	13	10.583	10.472	128	10.612	10.506	2
2015	10.169	9.501	3	10.302	9.645	22	10.472	9.828	196	10.506	9.865	2
2016	9.501	10.179	3	9.645	10.354	16	9.828	10.577	171	9.865	10.622	2
2017	10.179	12.280	3	10.354	12.516	29	10.577	12.817	248	10.622	12.878	2
2018	12.280	10.162	5	12.516	10.378	30	12.817	10.655	238	12.878	10.711	2
2019	10.162	11.451	6	10.378	11.718	26	10.655	12.061	193	10.711	12.130	2
2020	11.451	10.722	4	11.718	10.994	12	12.061	11.343	217	12.130	11.414	2
LVIP SSGA Emerging Markets 100 Fund - Service Class
2011	N/A	N/A	N/A	12.008	11.672	6	11.796	11.776	11	N/A	N/A	N/A
2012	11.852	12.749	3	11.672	12.865	28	11.776	13.012	208	12.803	13.041	3
2013	12.749	12.094	3	12.865	12.228	57	13.012	12.399	469	13.041	12.433	9
2014	12.094	11.409	3	12.228	11.559	58	12.399	11.749	557	12.433	11.788	10
2015	11.409	9.240	4	11.559	9.380	72	11.749	9.559	663	11.788	9.595	11
2016	9.240	10.414	4	9.380	10.593	73	9.559	10.822	657	9.595	10.868	10
2017	10.414	12.589	4	10.593	12.831	61	10.822	13.141	624	10.868	13.204	145
2018	12.589	10.777	3	12.831	11.006	72	13.141	11.300	586	13.204	11.359	3
2019	10.777	11.322	5	11.006	11.586	68	11.300	11.925	544	11.359	11.994	4
2020	11.322	11.348	5	11.586	11.635	54	11.925	12.006	545	11.994	12.081	4
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	10.410	10.069	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.069	11.627	20	11.368	11.634	1*
2020	N/A	N/A	N/A	N/A	N/A	N/A	11.627	13.365	29	11.634	13.379	1*
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
2011	N/A	N/A	N/A	10.499	10.452	15	10.715	10.625	170	N/A	N/A	N/A
2012	10.494	11.194	8	10.452	11.365	579	10.625	11.582	2,966	11.199	11.626	121
2013	11.194	12.001	23	11.365	12.208	1,699	11.582	12.473	12,797	11.626	12.526	276
2014	12.001	12.181	87	12.208	12.417	2161	12.473	12.717	15442	12.526	12.778	267
2015	12.181	11.117	100	12.417	11.355	2122	12.717	11.659	15454	12.778	11.721	494
2016	11.117	11.464	93	11.355	11.733	1754	11.659	12.077	13496	11.721	12.147	235
2017	11.464	12.851	65	11.733	13.178	1529	12.077	13.598	11613	12.147	13.684	201
2018	12.851	11.520	65	13.178	11.837	1285	13.598	12.245	10043	13.684	12.329	182
2019	11.520	13.019	62	11.837	13.404	1113	12.245	13.901	8530	12.329	14.003	172
2020	13.019	13.602	61	13.404	14.033	1019	13.901	14.590	7262	14.003	14.704	159
LVIP SSGA International Index Fund - Service Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	7.385	7.232	5	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	7.232	8.376	122	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	8.376	9.939	148	N/A	N/A	N/A
2014	9.630	8.912	15	10.108	9.029	4	9.939	9.178	259	10.339	9.208	19
2015	8.912	8.595	16	9.029	8.725	5	9.178	8.891	356	9.208	8.924	18
2016	8.595	8.474	17	8.725	8.620	13	8.891	8.806	374	8.924	8.843	19
2017	8.474	10.316	3	8.620	10.515	18	8.806	10.768	432	8.843	10.819	1*
2018	10.316	8.691	3	10.515	8.876	13	10.768	9.113	432	10.819	9.161	1*
2019	8.691	10.316	3	8.876	10.557	9	9.113	10.865	316	9.161	10.928	1*
2020	10.316	10.863	3	10.557	11.138	7	10.865	11.492	317	10.928	11.564	1*

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA International Managed Volatility Fund - Service Class
2014	N/A	N/A	N/A	10.076	9.140	12	10.110	9.163	402	10.020	9.167	1*
2015	N/A	N/A	N/A	9.140	8.627	155	9.163	8.670	1846	9.167	8.679	88
2016	8.314	8.090	16	8.627	8.138	959	8.670	8.200	8052	8.679	8.212	197
2017	8.090	9.814	15	8.138	9.893	770	8.200	9.993	7033	8.212	10.013	127
2018	9.814	8.412	12	9.893	8.496	568	9.993	8.604	6690	10.013	8.625	134
2019	8.412	9.755	10	8.496	9.873	435	8.604	10.022	5375	8.625	10.052	93
2020	9.755	9.431	10	9.873	9.564	444	10.022	9.733	5066	10.052	9.767	79
LVIP SSGA Large Cap 100 Fund - Service Class
2011	N/A	N/A	N/A	10.282	10.751	3	10.547	10.846	5	N/A	N/A	N/A
2012	11.245	11.697	5	10.751	11.803	40	10.846	11.937	92	11.723	11.964	6
2013	11.697	15.512	5	11.803	15.684	91	11.937	15.902	154	11.964	15.946	5
2014	15.512	17.678	6	15.684	17.910	107	15.902	18.204	256	15.946	18.263	5
2015	17.678	16.452	6	17.910	16.701	109	18.204	17.018	324	18.263	17.082	5
2016	16.452	19.520	6	16.701	19.855	110	17.018	20.283	334	17.082	20.369	2
2017	19.520	22.633	6	19.855	23.068	117	20.283	23.623	327	20.369	23.736	2
2018	22.633	19.641	8	23.068	20.059	88	23.623	20.593	286	23.736	20.701	2
2019	19.641	24.411	9	20.059	24.980	74	20.593	25.710	267	20.701	25.858	3
2020	24.411	24.542	7	24.980	25.164	72	25.710	25.964	237	25.858	26.127	5
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	9.941	10.860	72	10.086	10.877	619	10.050	10.881	3
2014	11.166	11.277	1*	10.860	11.314	217	10.877	11.360	2297	10.881	11.370	15
2015	11.277	10.442	1*	11.314	10.497	339	11.360	10.567	3440	11.370	10.581	48
2016	10.442	11.030	2	10.497	11.111	339	10.567	11.212	4207	10.581	11.233	103
2017	11.030	13.040	2	11.111	13.162	369	11.212	13.315	3985	11.233	13.346	100
2018	13.040	12.139	2	13.162	12.277	392	13.315	12.451	3796	13.346	12.486	74
2019	12.139	14.360	1*	12.277	14.552	329	12.451	14.795	3555	12.486	14.844	62
2020	14.360	16.232	1*	14.552	16.482	365	14.795	16.800	3184	14.844	16.864	58
LVIP SSGA Mid-Cap Index Fund - Service Class
2017	N/A	N/A	N/A	11.187	12.449	3	11.099	12.484	108	N/A	N/A	N/A
2018	N/A	N/A	N/A	12.449	10.793	1*	12.484	10.851	130	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.793	13.283	1*	10.851	13.388	97	12.800	13.409	1*
2020	N/A	N/A	N/A	13.283	14.707	2	13.388	14.861	88	13.409	14.892	1*
LVIP SSGA Moderate Index Allocation Fund - Service Class
2011	10.357	10.352	1*	10.339	10.381	16	10.488	10.418	153	N/A	N/A	N/A
2012	10.352	11.290	32	10.381	11.344	166	10.418	11.413	1,167	10.593	11.427	15
2013	11.290	12.396	33	11.344	12.481	284	11.413	12.588	1,592	11.427	12.609	15
2014	12.396	12.636	34	12.481	12.748	325	12.588	12.889	1834	12.609	12.918	14
2015	12.636	12.155	34	12.748	12.288	355	12.889	12.455	1883	12.918	12.489	46
2016	12.155	12.655	35	12.288	12.818	347	12.455	13.026	1861	12.489	13.068	46
2017	12.655	14.153	5	12.818	14.364	247	13.026	14.633	1609	13.068	14.687	46
2018	14.153	12.951	5	14.364	13.170	229	14.633	13.451	1463	14.687	13.507	42
2019	12.951	14.949	4	13.170	15.233	207	13.451	15.596	1180	13.507	15.670	43
2020	14.949	16.613	1*	15.233	16.963	185	15.596	17.411	1055	15.670	17.502	49
LVIP SSGA Moderate Structured Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.285	10.340	56	9.946	10.377	407	10.367	10.384	3
2012	10.950	11.127	6	10.340	11.181	562	10.377	11.249	3,569	10.384	11.263	30
2013	11.127	12.256	11	11.181	12.340	463	11.249	12.446	3,647	11.263	12.467	23
2014	12.256	12.630	13	12.340	12.742	557	12.446	12.884	3566	12.467	12.912	42
2015	12.630	11.997	13	12.742	12.128	588	12.884	12.293	3533	12.912	12.327	38
2016	11.997	12.800	13	12.128	12.965	606	12.293	13.175	3160	12.327	13.217	37
2017	12.800	14.138	13	12.965	14.350	498	13.175	14.618	2794	13.217	14.673	36
2018	14.138	12.820	20	14.350	13.037	376	14.618	13.315	2535	14.673	13.371	27
2019	12.820	14.590	19	13.037	14.867	298	13.315	15.222	2313	13.371	15.293	20
2020	14.590	15.648	14	14.867	15.978	267	15.222	16.400	2143	15.293	16.485	18

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
2011	10.257	10.243	1*	9.981	10.272	15	9.991	10.308	83	N/A	N/A	N/A
2012	10.243	11.286	2	10.272	11.340	257	10.308	11.409	837	10.515	11.423	6
2013	11.286	12.650	2	11.340	12.736	337	11.409	12.846	1,307	11.423	12.867	9
2014	12.650	12.845	66	12.736	12.959	353	12.846	13.103	1318	12.867	13.132	10
2015	12.845	12.285	66	12.959	12.419	388	13.103	12.588	1349	13.132	12.622	10
2016	12.285	12.878	66	12.419	13.044	383	12.588	13.255	1245	12.622	13.298	10
2017	12.878	14.706	96	13.044	14.925	333	13.255	15.205	1096	13.298	15.261	10
2018	14.706	13.291	96	14.925	13.516	320	15.205	13.804	995	15.261	13.862	7
2019	13.291	15.536	96	13.516	15.831	305	13.804	16.208	902	13.862	16.284	5
2020	15.536	17.333	96	15.831	17.698	287	16.208	18.165	817	16.284	18.260	5
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class
2011	N/A	N/A	N/A	9.887	10.413	244	10.512	10.450	366	N/A	N/A	N/A
2012	10.582	11.292	4	10.413	11.347	858	10.450	11.416	2,486	10.822	11.429	8
2013	11.292	12.696	4	11.347	12.783	956	11.416	12.893	2,932	11.429	12.915	10
2014	12.696	13.050	4	12.783	13.165	961	12.893	13.312	2922	12.915	13.341	30
2015	13.050	12.296	4	13.165	12.430	987	13.312	12.600	2888	13.341	12.634	22
2016	12.296	13.262	4	12.430	13.434	951	12.600	13.651	2692	12.634	13.695	18
2017	13.262	14.877	4	13.434	15.099	974	13.651	15.382	2555	13.695	15.439	17
2018	14.877	13.333	4	15.099	13.559	812	15.382	13.848	2292	15.439	13.906	13
2019	13.333	15.286	4	13.559	15.577	717	13.848	15.948	1831	13.906	16.023	15
2020	15.286	16.309	4	15.577	16.652	591	15.948	17.092	1452	16.023	17.181	12
LVIP SSGA S&P 500 Index Fund - Service Class
2011	N/A	N/A	N/A	9.582	9.521	1*	9.198	9.679	12	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.521	10.771	31	9.679	10.977	1,112	10.519	11.018	1*
2013	N/A	N/A	N/A	10.771	13.909	250	10.977	14.211	1,237	11.018	14.271	2
2014	13.751	15.142	16	13.909	15.434	403	14.211	15.808	1569	14.271	15.883	30
2015	15.142	14.956	19	15.434	15.275	520	15.808	15.684	2175	15.883	15.766	28
2016	14.956	16.318	18	15.275	16.699	573	15.684	17.189	2141	15.766	17.289	34
2017	16.318	19.367	5	16.699	19.860	575	17.189	20.494	2212	17.289	20.622	324
2018	19.367	18.031	4	19.860	18.527	403	20.494	19.166	1955	20.622	19.296	23
2019	18.031	23.096	4	18.527	23.778	374	19.166	24.660	1615	19.296	24.840	254
2020	23.096	26.614	4	23.778	27.455	340	24.660	28.544	1563	24.840	28.767	186
LVIP SSGA Short-Term Bond Index Fund - Service Class
2018	N/A	N/A	N/A	9.998	10.015	272	9.999	10.031	250	10.015	10.034	167
2019	N/A	N/A	N/A	10.015	10.267	248	10.031	10.309	335	10.034	10.317	172
2020	N/A	N/A	N/A	10.267	10.411	442	10.309	10.480	674	10.317	10.493	11
LVIP SSGA Small-Cap Index Fund - Service Class
2011	N/A	N/A	N/A	8.286	8.376	1*	8.541	8.473	28	N/A	N/A	N/A
2012	8.769	9.390	1*	8.376	9.496	29	8.473	9.630	303	8.868	9.657	1*
2013	9.390	12.643	2	9.496	12.811	74	9.630	13.025	505	9.657	13.068	1*
2014	12.643	12.920	10	12.811	13.118	39	13.025	13.370	586	13.068	13.421	2
2015	12.920	12.019	14	13.118	12.227	73	13.370	12.494	783	13.421	12.548	2
2016	12.019	14.160	14	12.227	14.435	82	12.494	14.786	726	12.548	14.857	3
2017	14.160	15.789	6	14.435	16.128	61	14.786	16.561	654	14.857	16.649	3
2018	15.789	13.662	7	16.128	13.983	61	16.561	14.395	648	16.649	14.479	3
2019	13.662	16.677	6	13.983	17.103	59	14.395	17.651	623	14.479	17.763	4
2020	16.677	19.408	5	17.103	19.944	40	17.651	20.634	586	17.763	20.775	32
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
2011	N/A	N/A	N/A	12.977	12.789	2	12.727	12.902	3	N/A	N/A	N/A
2012	N/A	N/A	N/A	12.789	14.241	10	12.902	14.403	63	N/A	N/A	N/A
2013	16.325	18.531	1*	14.241	18.737	25	14.403	18.997	97	18.278	19.049	1*
2014	18.531	18.871	1*	18.737	19.118	40	18.997	19.432	134	19.049	19.495	1*
2015	18.871	17.162	1*	19.118	17.421	50	19.432	17.752	177	19.495	17.819	1*
2016	17.162	21.796	1*	17.421	22.170	53	17.752	22.648	209	17.819	22.744	1*
2017	21.796	22.627	1*	22.170	23.062	40	22.648	23.618	193	22.744	23.729	2
2018	22.627	19.118	1*	23.062	19.524	28	23.618	20.045	193	23.729	20.150	2
2019	19.118	22.365	2	19.524	22.885	36	20.045	23.555	180	20.150	23.690	3
2020	22.365	23.141	2	22.885	23.727	30	23.555	24.482	206	23.690	24.635	4

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
2013	N/A	N/A	N/A	10.181	11.127	52	10.183	11.144	580	10.131	11.148	23
2014	10.952	10.699	3	11.127	10.734	151	11.144	10.778	1995	11.148	10.787	35
2015	10.699	9.538	3	10.734	9.589	328	10.778	9.652	3617	10.787	9.665	56
2016	9.538	10.746	8	9.589	10.824	354	9.652	10.923	4149	9.665	10.943	74
2017	10.746	11.976	5	10.824	12.088	436	10.923	12.229	4820	10.943	12.257	83
2018	11.976	10.624	4	12.088	10.745	516	12.229	10.897	4998	12.257	10.928	92
2019	10.624	11.883	4	10.745	12.042	398	10.897	12.243	4624	10.928	12.284	83
2020	11.883	13.152	4	12.042	13.354	431	12.243	13.611	4193	12.284	13.664	69
LVIP T. Rowe Price Growth Stock Fund - Service Class
2011	N/A	N/A	N/A	8.813	8.663	11	8.938	8.763	31	N/A	N/A	N/A
2012	9.761	9.914	7	8.663	10.026	89	8.763	10.168	750	9.048	10.196	5
2013	9.914	13.459	10	10.026	13.638	139	10.168	13.865	966	10.196	13.912	9
2014	13.459	14.284	53	13.638	14.504	167	13.865	14.782	816	13.912	14.839	17
2015	14.284	15.441	66	14.504	15.710	326	14.782	16.052	1223	14.839	16.121	21
2016	15.441	15.286	66	15.710	15.583	294	16.052	15.962	1047	16.121	16.039	22
2017	15.286	19.952	62	15.583	20.380	273	15.962	20.928	1043	16.039	21.040	20
2018	19.952	19.261	25	20.380	19.714	251	20.928	20.294	861	21.040	20.413	18
2019	19.261	24.645	19	19.714	25.275	216	20.294	26.084	752	20.413	26.250	215
2020	24.645	32.835	13	25.275	33.742	175	26.084	34.909	661	26.250	35.148	41
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
2011	N/A	N/A	N/A	16.853	16.510	3	16.833	16.869	15	N/A	N/A	N/A
2012	17.593	18.426	1*	16.510	18.784	30	16.869	19.241	278	18.683	19.334	1*
2013	18.426	24.248	1*	18.784	24.769	34	19.241	25.435	215	19.334	25.571	1*
2014	24.248	26.415	1*	24.769	27.036	52	25.435	27.833	256	25.571	27.996	4
2015	26.415	26.331	6	27.036	27.004	78	27.833	27.870	352	27.996	28.046	7
2016	26.331	27.649	6	27.004	28.412	75	27.870	29.397	284	28.046	29.598	8
2017	27.649	33.674	6	28.412	34.673	92	29.397	35.964	277	29.598	36.228	5
2018	33.674	31.867	5	34.673	32.878	82	35.964	34.188	267	36.228	34.456	5
2019	31.867	42.748	4	32.878	44.192	76	34.188	46.068	253	34.456	46.452	4
2020	42.748	54.962	1*	44.192	56.933	73	46.068	59.497	237	46.452	60.024	5
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	N/A	N/A	N/A	9.857	9.548	39	9.605	9.549	7
2019	N/A	N/A	N/A	10.035	11.052	131	9.548	11.084	726	N/A	N/A	N/A
2020	N/A	N/A	N/A	11.052	11.734	124	11.084	11.797	723	11.252	11.809	1*
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
2015	9.548	9.481	11	10.065	9.495	256	10.088	9.511	1999	9.649	9.514	326
2016	9.481	9.634	11	9.495	9.667	375	9.511	9.707	4682	9.514	9.715	34
2017	9.634	10.838	11	9.667	10.897	417	9.707	10.970	5539	9.715	10.984	36
2018	10.838	10.092	18	10.897	10.167	416	10.970	10.261	5616	10.984	10.279	70
2019	10.092	11.545	17	10.167	11.654	413	10.261	11.791	5105	10.279	11.818	68
2020	11.545	12.230	11	11.654	12.370	413	11.791	12.547	5006	11.818	12.582	72
LVIP Vanguard Domestic Equity ETF Fund - Service Class
2011	N/A	N/A	N/A	9.170	9.329	5	9.340	9.344	29	N/A	N/A	N/A
2012	10.024	10.476	3	9.329	10.510	92	9.344	10.553	631	9.767	10.562	6
2013	10.476	13.350	4	10.510	13.420	110	10.553	13.509	915	10.562	13.526	16
2014	13.350	14.625	6	13.420	14.732	154	13.509	14.866	1081	13.526	14.893	121
2015	14.625	14.234	9	14.732	14.366	151	14.866	14.534	1065	14.893	14.567	123
2016	14.234	15.584	10	14.366	15.760	148	14.534	15.983	1035	14.567	16.028	24
2017	15.584	18.284	15	15.760	18.527	119	15.983	18.837	1032	16.028	18.899	30
2018	18.284	16.969	14	18.527	17.230	103	18.837	17.562	922	18.899	17.629	25
2019	16.969	21.585	12	17.230	21.961	91	17.562	22.440	797	17.629	22.536	28
2020	21.585	25.251	8	21.961	25.742	80	22.440	26.369	721	22.536	26.496	22

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Vanguard International Equity ETF Fund - Service Class
2011	N/A	N/A	N/A	8.324	8.324	1*	8.323	8.337	32	N/A	N/A	N/A
2012	9.418	9.686	2	8.324	9.718	46	8.337	9.757	413	8.797	9.765	20
2013	9.686	10.851	2	9.718	10.908	100	9.757	10.980	575	9.765	10.995	22
2014	10.851	10.102	2	10.908	10.175	139	10.980	10.268	790	10.995	10.286	66
2015	10.102	9.572	3	10.175	9.661	170	10.268	9.773	828	10.286	9.796	69
2016	9.572	9.692	4	9.661	9.801	165	9.773	9.940	801	9.796	9.968	27
2017	9.692	12.141	10	9.801	12.303	118	9.940	12.508	747	9.968	12.550	27
2018	12.141	10.109	9	12.303	10.265	116	12.508	10.462	727	12.550	10.502	27
2019	10.109	12.061	9	10.265	12.271	132	10.462	12.539	670	10.502	12.593	27
2020	12.061	13.057	8	12.271	13.311	119	12.539	13.636	738	12.593	13.701	26
LVIP VIP Mid Cap Managed Volatility Fund - Service Class(3)
2014	9.869	10.093	7	10.281	10.106	54	10.099	10.122	266	10.491	10.125	2
2015	10.093	9.405	10	10.106	9.436	120	10.122	9.475	1453	10.125	9.483	24
2016	9.405	10.120	10	9.436	10.172	164	9.475	10.238	1441	9.483	10.251	32
LVIP Wellington Capital Growth Fund - Service Class
2011	N/A	N/A	N/A	8.664	8.340	1*	8.926	8.437	12	N/A	N/A	N/A
2012	9.434	9.605	1*	8.340	9.714	17	8.437	9.852	60	N/A	N/A	N/A
2013	9.605	12.754	2	9.714	12.924	11	9.852	13.140	89	N/A	N/A	N/A
2014	12.754	13.868	1*	12.924	14.081	18	13.140	14.352	90	13.986	14.407	1*
2015	13.868	14.815	4	14.081	15.072	32	14.352	15.401	181	14.407	15.467	2
2016	14.815	14.478	5	15.072	14.759	29	15.401	15.119	163	15.467	15.192	23
2017	14.478	19.204	5	14.759	19.617	26	15.119	20.145	138	15.192	20.252	22
2018	19.204	19.003	6	19.617	19.450	25	20.145	20.023	199	20.252	20.140	28
2019	19.003	26.231	6	19.450	26.901	120	20.023	27.764	230	20.140	27.939	11
2020	26.231	36.628	6	26.901	37.639	95	27.764	38.943	383	27.939	39.209	17
LVIP Wellington Mid-Cap Value Fund - Service Class
2011	N/A	N/A	N/A	7.487	7.490	9	7.553	7.577	16	N/A	N/A	N/A
2012	8.007	8.993	5	7.490	9.095	59	7.577	9.223	236	N/A	N/A	N/A
2013	8.993	11.778	5	9.095	11.935	92	9.223	12.134	326	9.804	12.175	2
2014	11.778	12.452	5	11.935	12.643	133	12.134	12.886	971	12.175	12.936	3
2015	12.452	11.973	4	12.643	12.181	116	12.886	12.446	411	12.936	12.500	4
2016	11.973	13.216	4	12.181	13.473	128	12.446	13.800	481	12.500	13.867	4
2017	13.216	14.636	4	13.473	14.950	122	13.800	15.352	387	13.867	15.434	4
2018	14.636	12.212	2	14.950	12.499	85	15.352	12.867	339	15.434	12.942	4
2019	12.212	15.569	1*	12.499	15.967	81	12.867	16.479	309	12.942	16.584	4
2020	15.569	15.470	1*	15.967	15.897	79	16.479	16.448	293	16.584	16.560	5
LVIP Western Asset Core Bond Fund - Service Class
2017	N/A	N/A	N/A	10.080	10.107	34	10.077	10.123	159	10.148	10.126	1*
2018	9.803	9.755	3	10.107	9.786	248	10.123	9.826	527	10.126	9.836	1*
2019	9.755	10.522	3	9.786	10.577	232	9.826	10.646	966	9.836	10.663	15
2020	10.522	11.197	3	10.577	11.278	202	10.646	11.380	1456	10.663	11.404	25
MFS® VIT Growth Series - Service Class
2011	N/A	N/A	N/A	13.492	13.434	1*	13.707	13.782	6	N/A	N/A	N/A
2012	N/A	N/A	N/A	13.434	15.424	10	13.782	15.864	41	6.650	7.013	2
2013	N/A	N/A	N/A	15.424	20.647	11	15.864	21.288	102	7.013	9.416	6
2014	N/A	N/A	N/A	20.647	22.007	21	21.288	22.747	93	9.416	10.066	5
2015	N/A	N/A	N/A	22.007	23.157	30	22.747	23.996	119	10.066	10.625	5
2016	26.881	29.223	1*	23.157	23.205	28	23.996	24.106	148	10.625	10.679	5
2017	29.223	37.494	1*	23.205	29.831	25	24.106	31.067	149	10.679	13.769	3
2018	37.494	37.580	1*	29.831	29.960	25	31.067	31.280	134	13.769	13.870	3
2019	37.580	50.675	1*	29.960	40.482	24	31.280	42.370	158	13.870	18.797	4
2020	50.675	65.240	1*	40.482	52.220	21	42.370	54.793	161	18.797	24.321	4
MFS® VIT Total Return Series - Service Class
2016	N/A	N/A	N/A	17.693	18.081	13	14.173	14.479	47	N/A	N/A	N/A
2017	18.697	20.297	8	18.081	19.864	70	14.479	15.947	242	15.514	16.954	2
2018	20.297	18.699	11	19.864	18.336	56	15.947	14.758	251	16.954	15.697	2
2019	18.699	21.983	11	18.336	21.600	43	14.758	17.428	244	15.697	18.547	1*
2020	21.983	23.563	8	21.600	23.199	44	17.428	18.764	212	18.547	19.979	1*

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
MFS® VIT Utilities Series - Service Class
2011	N/A	N/A	N/A	20.529	21.374	3	21.789	21.929	9	N/A	N/A	N/A
2012	32.211	35.550	1*	21.374	23.731	25	21.929	24.408	111	16.517	18.339	4
2013	35.550	41.828	2	23.731	27.977	49	24.408	28.848	171	18.339	21.685	9
2014	41.828	46.042	3	27.977	30.858	52	28.848	31.897	236	21.685	23.990	7
2015	46.042	38.412	3	30.858	25.795	53	31.897	26.731	266	23.990	20.115	7
2016	38.412	41.819	1*	25.795	28.140	47	26.731	29.234	253	20.115	22.009	8
2017	41.819	46.868	1*	28.140	31.596	41	29.234	32.907	229	22.009	24.786	15
2018	46.868	46.243	1*	31.596	31.237	38	32.907	32.614	184	24.786	24.578	8
2019	46.243	56.485	1*	31.237	38.232	31	32.614	40.017	164	24.578	30.172	8
2020	56.485	58.391	1*	38.232	39.601	27	40.017	41.554	147	30.172	31.346	8
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
2011	N/A	N/A	N/A	N/A	N/A	N/A	13.855	13.874	1*	N/A	N/A	N/A
2012	14.481	14.108	1*	13.292	14.210	4	13.874	14.339	16	13.276	14.365	1*
2013	14.108	11.776	1*	14.210	11.885	7	14.339	12.023	48	14.365	12.051	2
2014	11.776	9.379	4	11.885	9.485	12	12.023	9.619	81	12.051	9.646	3
2015	9.379	6.824	3	9.485	6.914	19	9.619	7.030	121	9.646	7.053	3
2016	6.824	7.672	2	6.914	7.789	27	7.030	7.939	149	7.053	7.970	3
2017	7.672	7.662	2	7.789	7.795	25	7.939	7.965	135	7.970	8.000	6
2018	7.662	6.434	2	7.795	6.559	18	7.965	6.719	100	8.000	6.751	6
2019	6.434	7.012	1*	6.559	7.163	16	6.719	7.355	72	6.751	7.395	3
2020	N/A	N/A	N/A	7.163	7.110	17	7.355	7.320	54	7.395	7.363	3
Putnam VT Equity Income Fund - Class IB
2019	N/A	N/A	N/A	11.013	11.333	1*	10.531	11.344	4	N/A	N/A	N/A
2020	N/A	N/A	N/A	11.333	11.759	2	11.344	11.800	21	N/A	N/A	N/A
Putnam VT George Putnam Balanced Fund - Class IB
2017	N/A	N/A	N/A	10.494	11.554	11	10.436	11.587	153	11.587	11.594	2
2018	N/A	N/A	N/A	11.554	10.975	32	11.587	11.034	190	11.594	11.046	2
2019	N/A	N/A	N/A	10.975	13.347	39	11.034	13.452	243	11.046	13.473	2
2020	N/A	N/A	N/A	13.347	15.105	39	13.452	15.262	326	13.473	15.294	3
QS Variable Conservative Growth - Class II
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2018	N/A	N/A	N/A	N/A	N/A	N/A	10.931	10.025	5	N/A	N/A	N/A
2019	N/A	N/A	N/A	N/A	N/A	N/A	10.025	11.525	5	N/A	N/A	N/A
2020	N/A	N/A	N/A	N/A	N/A	N/A	11.525	12.551	30	N/A	N/A	N/A
Templeton Global Bond VIP Fund - Class 2
2014	N/A	N/A	N/A	18.013	17.628	15	18.392	18.056	87	18.532	18.142	5
2015	17.199	16.198	1*	17.628	16.543	26	18.056	16.987	154	18.142	17.077	5
2016	16.198	16.320	1*	16.543	16.700	23	16.987	17.192	143	17.077	17.291	5
2017	16.320	16.280	1*	16.700	16.693	23	17.192	17.227	173	17.291	17.336	14
2018	16.280	16.242	1*	16.693	16.688	15	17.227	17.265	170	17.336	17.383	4
2019	16.242	16.217	3	16.688	16.695	13	17.265	17.316	131	17.383	17.442	5
2020	16.217	15.034	3	16.695	15.508	14	17.316	16.125	83	17.442	16.251	4
*	The numbers of accumulation units less than 1000 were rounded up to one.
**	This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance L Share and the ChoicePlus Series L-Share.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(2) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(3) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Blended Mid Cap Managed Volatility Fund Subaccount.

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Appendix D — Discontinued Death Benefit and Living Benefit Riders
The Death Benefit and Living Benefit Riders described in this Appendix are no longer available. This Appendix contains important information for Contractowners who purchased their contract and one of the following Death Benefit or Living Benefit Riders.
Death Benefit
Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Max 6 SelectSM Advantage, Lincoln IRA Income PlusSM; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
If the EEB rider is in effect, the enhancement rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treated the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older the EEB Death Benefit will be reduced to the EGMDB at the charge that was in effect at the time you purchased your contract.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
Charges and Deductions for Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln IRA Income PlusSM and 4LATER® Advantage (Managed Risk) Fees. If you have elected a Living Benefit Rider, there is a fee associated with that rider for as long as the rider is in effect.
Lincoln Lifetime IncomeSM Advantage 2.0 is an older version of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) which is still currently available. For more information about Lincoln Lifetime IncomeSM Advantage 2.0 please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
The protected lifetime income fee rates for the riders listed above are:
	Current Annual Fee Rate		Guaranteed Maximum Annual Fee Rate
	Single Life	Joint Life	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0*	1.25%	1.50%	2.00%	2.00%
4LATER® Advantage (Managed Risk)	1.05% (0.2625% quarterly)	1.25% (0.3125% quarterly)	2.00%	2.00%
Lincoln IRA Income PlusSM	1.35% (0.3375% quarterly)	N/A	2.25%	N/A

*Beginning February 22, 2021, the current annual fee rate will increase from 1.05% to 1.25% (single life option); 1.25% to 1.50% (joint life option) upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000 or (c) if the Protected Income Base increases as a result of an Enhancement after the 10th Benefit Year anniversary. This fee increase will also occur upon a step-up of the Guaranteed Income Benefit following a transition to the i4LIFE® Advantage Guaranteed Income Benefit.
The protected lifetime income fee:
•	is based on the Protected Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements, and as decreased for Excess Withdrawals. (The Protected Income Base is decreased by all withdrawals under 4LATER® Advantage (Managed Risk)); and
•	may increase every Benefit Year upon an Account Value Step-up or an Enhancement. (You may opt out of this increase – see details below.)
The fee will be deducted from the Contract Value on a quarterly basis. The first deduction of the fee will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the protected lifetime income fee is assessed. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Protected Income Base.
The fee rate can change each time there is an Account Value Step-up. Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals (or all withdrawals under 4LATER® Advantage (Managed Risk)). This opt out will only apply for this particular Account Value Step-up. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups.
The annual protected lifetime income fee rate will increase to the then current rate not to exceed the guaranteed maximum annual fee rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this protected lifetime income fee rate increase. See Living Benefit Riders.
An Enhancement to the Protected Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect (as described further in the Living Benefit Rider section). During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the protected lifetime income fee may increase each time the Protected Income Base increases as a result of the Enhancement. Since the Enhancement could increase your Protected Income Base each Benefit Year, your fee rate could increase each Benefit Year, but the fee rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your fee rate to change. If you opt out of the Enhancement, the fee rate and the Protected Income Base will return to the value they were immediately prior to the Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals (or all withdrawals under any version of 4LATER® Advantage (Managed Risk)), if any, and the Enhancement will not be applied. This opt out will only apply for this particular Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your fee rate to increase) if you do not want the Enhancement.
The fee will be discontinued upon termination of the rider. However, a portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) (a “Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0*	i4LIFE® Advantage Guaranteed Income Benefit (version 4)	1.25% (0.3125% quarterly) single life option 1.50% (0.375% quarterly) joint life option
4LATER® Advantage (Managed Risk)	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
*Beginning February 22, 2021, the current annual fee rate will increase from 1.05% to 1.25% (single life option); 1.25% to 1.50% (joint life option) upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000 or (c) if the Protected Income Base increases as a result of an Enhancement after the 10th Benefit Year anniversary. This fee increase will also occur upon a step-up of the Guaranteed Income Benefit following a transition to the i4LIFE® Advantage Guaranteed Income Benefit.
The initial charge is a percentage of the greater of the Protected Income Base carried over from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.95% for the EGMDB, 1.70% for the Guarantee of Principal Death Benefit and 1.65% for the Account Value Death Benefit. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider current charge rate. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
See i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who Transition from a Prior Rider in the prospectus for an example of how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated.
Lincoln Lifetime IncomeSM Advantage Fee. There is a fee associated with this rider as long as the rider is in effect. The current annual fee rate for both single and joint life options are listed in the following table.
Current Fee
Beginning January 11, 2021	1.25%
January 20, 2009 through January 10, 2021	0.90%
Prior to January 20, 2009	0.75%
The fee for your rider is based on the latest date of (a) the last Account Value Step-up of the Protected Income Base or (b) the Benefit Year anniversary following any deposit where cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added to your rider fee. See Lincoln Lifetime IncomeSM Advantage – Protected Income Base for a description of the calculation of the Protected Income Base.
The fee is based on the Protected Income Base as increased for subsequent Purchase Payments, Account Value Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the protected lifetime income fee is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Appendix D – Lincoln Lifetime IncomeSM Advantage – Protected Income Base for a discussion and example of the impact of the changes to the Protected Income Base.
Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual fee rate of 1.50%. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Account Value Step-up and is not available if additional Purchase Payments would cause your fee to increase. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups.
An increase in the Protected Income Base as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will cause the fee rate for your rider to change to the current fee rate in effect on the next Benefit Year anniversary, but the fee rate will never exceed the guaranteed maximum annual fee rate. The new fee rate will become effective on the Benefit Year anniversary. You cannot opt out of this fee rate increase.
The protected lifetime income fee will be discontinued upon termination of the rider. A portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Protected Income Base is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no protected lifetime income fee will be deducted.

If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase the Guaranteed Income Benefit (version 2 or 3) which is purchased with i4LIFE® Advantage is subject to the Lincoln Lifetime IncomeSM Advantage charge rate that was in effect immediately prior to your transition to i4LIFE® Advantage Guaranteed Income Benefit . This fee is added to your base contract expense and the i4LIFE® Advantage charge rate to comprise the total mortality and expense risk charge, which is based on Account Value (See Lincoln Lifetime IncomeSM Advantage Fee).
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Lincoln SmartSecurity® Advantage Charge. There is a fee associated with this rider as long as the rider is in effect. The current annual fee rate is listed in the following tables.
1.	Lincoln SmartSecurity® Advantage 5 Year Elective Step-up option – The fee for your rider is based on the latest date of the last election of a step-up of the Guaranteed Amount.
Current Fee
Beginning January 11, 2021	0.95%
December 3, 2012 through January 10, 2021	0.85%
January 20, 2009 through December 2, 2012	0.65%
Prior to January 20, 2009	0.45%
2.	Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (including the prior versions of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life only) – The fee for your rider is based on the last date of the automatic or elected step-up of the Guaranteed Amount after the 10th Benefit Year anniversary.
	Current Fee
	Single Life	Joint Life
Beginning January 11, 2021	1.00%	1.25%
December 3, 2012 through January 10, 2021	0.85%	1.00%
Prior to December 3, 2012	0.65%	0.80%
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
Lincoln Wealth PassSM Fee. If you have elected Lincoln Wealth PassSM, you will pay a fee for the rider as long as the rider is in effect. The fee rate is based on the age of the covered life on the rider effective date, multiplied by the protected lifetime income fee base, which is equal to the initial Protected Amount, as increased for subsequent Purchase Payments and decreased for Excess Withdrawals.
The protected lifetime income fee rates for new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the rates on the previous Rate Sheet. Rate information for previous effective periods are included in an Appendix to this prospectus.
Any change to the protected lifetime income fee rate will be disclosed in a new rate sheet at least ten days before that rate becomes effective. Current Rate Sheets will be included with this prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
The protected lifetime income fee will be deducted from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and the fixed account, if any, on the Valuation Date the fee is assessed. The amount we deduct will increase or decrease as the protected lifetime income fee base increases or decreases.
After five years from the rider effective date, the protected lifetime income fee rate may increase annually on the Benefit Year anniversary at Lincoln’s sole discretion, up to the stated guaranteed maximum fee rate.
The protected lifetime income fee will be discontinued upon termination of the rider. However, a portion of the fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.
4LATER® Advantage Fee. There is a fee associated with this rider as long as the rider is in effect. The current annual fee rate is listed in the following table.

Current Fee
Beginning January 11, 2021	0.90%
January 20, 2009 through January 10, 2021	0.65%
Prior to January 20, 2009	0.50%
The fee for your rider is based on the latest date of the last automatic or elected reset of the Protected Income Base. The Protected Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Protected Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® protected lifetime income fee rate multiplied by the Protected Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Protected Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® protected lifetime income fee is assessed. The amount we deduct will increase as the Protected Income Base increases, because the fee is based on the Protected Income Base. As described in more detail below, the only time the Protected Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Protected Income Base, a portion of the protected lifetime income fee, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Protected Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® protected lifetime income fee for the reset Protected Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual fee rate will be the current fee rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual fee rate will change to the current fee rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Protected Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Protected Income Base, your 4LATER® protected lifetime income fee rate will never change, although the amount we deduct will change as your Protected Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit which is purchased i4LIFE® Advantage is subject to an annual charge rate of 4LATER® Advantage that was in effective immediately prior to your transition to i4LIFE® Advantage Guaranteed Income Benefit. This fee is added to your base contract expense and the i4LIFE® Advantage charge to comprise the total mortality and expense risk charge, which is based on Account Value (See 4LATER® Advantage Fee).
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Protected Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider (“LTC Charge”) that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
•	the Acceleration Benefit Charge,
•	the Extension Benefit Charge, and

•	the Optional Nonforfeiture Benefit Charge (if elected).
The first deduction will occur on the business day on or next following the three-month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.
Acceleration Benefit Charge
The Acceleration Benefit Charge has a guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. The current annual charge rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual charge rate may change at any time and will never exceed the guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. We will give you a minimum of 30 days written notice of our intent to raise the current annual charge rate. Any increase to the annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the annual charge rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual charge rate for the Growth Benefit option will not change to the annual charge rate for the Level Benefit after you terminate the automatic step-ups.
The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge annual charge rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the Acceleration Benefit Charge annual charge rate is assessed may be higher due to automatic step-ups.
The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by ¼ of the Acceleration Benefit Charge annual charge rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by automatic step-ups or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.
Extension Benefit Charge
The Extension Benefit Charge does not have a guaranteed maximum annual charge rate and may change at any time. The current Extension Benefit Charge annual charge rates range as set forth in the charts below. The initial Extension Benefit Charge annual charge rate will be stated on the Specifications page of your LTC Rider. We will give you a minimum of 30 days written notice of our intent to raise the current Extension Benefit Charge annual charge rate. Any increase to the current Extension Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Extension Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.
Extension Benefit Charge: 50% Benefit for Assisted Living Services
States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Extension Benefit Charge
45-49	0.26%
50-54	0.30%
55-59	0.32%
60-64	0.38%
65-69	0.50%
70-74	0.68%
Extension Benefit Charge: 100% Benefit for Assisted Living Services
All other states
Age on Contract Date	Extension Benefit Charge
45-49	0.28%
50-54	0.32%
55-59	0.36%
60-64	0.40%
65-69	0.54%
70-74	0.76%
The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Extension Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual charge rate is based upon your age as of the contract date.

Optional Nonforfeiture Benefit Charge
The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual charge rates range as set forth in the charts below. The initial Optional Nonforfeiture Benefit Charge annual charge rate will be stated on the specifications page of your LTC rider. We will give you a minimum of 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual charge rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Optional Nonforfeiture Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Optional Nonforfeiture Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.
Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living Services
States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Optional Nonforfeiture Benefit Charge
45-49	0.04%
50-54	0.05%
55-59	0.05%
60-64	0.06%
65-69	0.08%
70-74	0.11%
Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living Services
All other states
Age on Contract Date	Optional Nonforfeiture Benefit Charge
45-49	0.05%
50-54	0.05%
55-59	0.06%
60-64	0.06%
65-69	0.09%
70-74	0.12%
The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Optional Nonforfeiture Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual charge rate is based upon your age as of the contract date.
Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Acceleration Benefit Charge Annual Charge Rate:	0.35%
Extension Benefit Charge Annual Charge Rate:	0.38%
Optional Nonforfeiture Benefit Charge Annual Percentage Rate:	0.06%
LTC Charge (Annual)*:	$1,230
* $350 Acceleration Benefit Charge (0.35% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Charge (0.06% x $200,000 Extension Benefit) = $1,230 annual LTC Charge

Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Growth Benefit:	$0
Acceleration Benefit Charge Annual Charge Rate:	0.50%
Extension Benefit Charge Annual Charge Rate:	0.38%

Optional Nonforfeiture Benefit Charge Annual Percentage Rate:	0.06%
LTC Charge (Annual)*:	$1,380
*$500 Acceleration Benefit Charge (0.50% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Benefit Charge (0.06% x $200,000 Extension Benefit)= $1,380 annual LTC Charge
Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum Protected Income Base is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Protected Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Account Value Step-ups, 5% Enhancements and the step-up to 200% of the initial Protected Income Base (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Protected Income Base called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse are available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Protected Income Base (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below.
If you purchased this rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued the rider became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculation scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base. The Protected Income Base is a value used to calculate your withdrawal benefit under this rider. The Protected Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Protected Income Base varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Protected Income Base equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Protected Income Base equals the Contract Value on the effective date of the rider. The maximum Protected Income Base is $10 million. This maximum takes into consideration the total Protected Income Bases under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.
Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Protected Income Base as discussed below.
5% Enhancement to the Protected Income Base. On each Benefit Year anniversary, the Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Protected Income Base equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base :
Initial Purchase Payment = $100,000; Protected Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Protected Income Base = $125,000
On the first Benefit Year anniversary, the Protected Income Base is $130,750 (= $115,000 x 1.05 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Account Value Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides a greater increase to the Protected Income Base, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Account Value Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59 or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Account Value Step-up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Protected Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Protected Income Base.
Account Value Step-ups of the Protected Income Base. The Protected Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is greater than the Protected Income Base after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Following is an example of how the Account Value Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59 (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Account Value Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement Period began.
An Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Step-up to 200% of the initial Protected Income Base. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Protected Income Base to 200% of your initial Protected Income Base (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Protected Income Base to an amount higher than that provided by the 5% Enhancement or the Account Value Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Account Value Step-up if the 200% step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59 (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Protected Income Base (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Protected Income Base is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Protected Income Base until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Protected Income Base exceeds 200% of your initial Protected Income Base (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Protected Income Base. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
The following example demonstrates the impact of this step-up on the Protected Income Base:

Initial Purchase Payment at age 55 = $200,000; Protected Income Base = $200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 65, the Protected Income Base is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Protected Income Base is less than $360,000 ($200,000 initial Protected Income Base reduced by the two $10,000 withdrawals x 200%), the Protected Income Base is increased to $360,000.
The 200% step-up (if applicable to your contract) cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Protected Annual Income Amount. You may make periodic withdrawals up to the Protected Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Protected Annual Income amount is greater than zero.
On the effective date of the rider, the Protected Annual Income amount is equal to 5% of the initial Protected Income Base. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Protected Annual Income amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue automatically for your life (and your spouse if applicable under joint life option) under the Protected Annual Income Payment Option (discussed later). You may not withdraw the remaining Protected Income Base in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Protected Annual Income amount, will decrease your Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount.
The Protected Annual Income amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Protected Annual Income amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Protected Annual Income amount also include the Nursing Home Enhancement Protected Annual Income amount.
The Protected Annual Income amount is increased by 5% of any additional Purchase Payments . For example, if the Protected Annual Income amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Protected Annual Income amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Account Value Step-ups and the 200% step-up (if applicable to your contract) will cause a recalculation of the eligible Protected Annual Income amount to the greater of:
a.	the Protected Annual Income amount immediately prior to the 5% Enhancement, Account Value Step-up or 200% step-up; or
b.	5% of the Protected Income Base on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Protected Annual Income amount from Lincoln Lifetime IncomeSM Advantage and the Maximum Annual Withdrawal amount from Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Protected Income Base.

Withdrawals after age 59 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59 (single life) or age 65 (joint life) are within the Protected Annual Income amount, then:
1.	the withdrawal will reduce the Protected Income Base by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Protected Annual Income amount will remain the same.
The impact of withdrawals prior to age 59 or age 65 will be discussed later in this section. The following example illustrates the impact of Protected Annual Incomes on the Protected Income Base and the recalculation of the Protected Annual Income amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59 and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Protected Annual Income amount is equal to 5% of the Protected Income Base. Since withdrawals occurred each year (even withdrawals within the Protected Annual Income amount), the 5% Enhancement of the Protected Income Base was not available. However, each year the Account Value Step-up occurred (first, third and fourth Benefit Year anniversaries), the Protected Annual Income amount was recalculated to 5% of the current Protected Income Base.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Protected Annual Income amount (even if they exceed the 5% Protected Annual Income amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	You are over age 59 (age 65 of the youngest life for joint life option).
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount. When Excess Withdrawals occur:
1.	The Protected Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base could be more than a dollar-for-dollar reduction.
2.	The Protected Annual Income amount will be immediately recalculated to 5% of the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base and the Protected Annual Income amount. A $12,000 withdrawal caused a $15,182 reduction in the Protected Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Protected Annual Income amount = $5,000 (5% of the initial Protected Income Base of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Protected Annual Income amount, $7,000 is the Excess Withdrawal):
The Contract Value and Protected Income Base are reduced dollar for dollar for the Protected Annual Income amount of $5,000:
Contract Value = $55,000
Protected Income Base = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Protected Income Base is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000
Protected Income Base = $69,818 ($80,000 x 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Protected Annual Income amount = $3,491 (5% of $69,818)
In a declining market, withdrawals that exceed the Protected Annual Income amount may substantially deplete or eliminate your Protected Income Base and reduce or deplete your Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.
Withdrawals before age 59/65. If any withdrawal is made prior to the time the Contractowner is age 59 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Protected Annual Income amounts, the following will occur:
1.	The Protected Income Base will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Protected Income Base could be more than a dollar-for-dollar reduction);
2.	The Protected Annual Income amount will be immediately recalculated to 5% of the new (reduced) Protected Income Base;
3.	The 5% Enhancement to the Protected Income Base is not available until after an Account Value Step-up to the Contract Value occurs. This Account Value Step-up will not occur until the Contract Value exceeds the Protected Income Base on a Benefit Year anniversary (see the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59 for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Protected Income Base
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Protected Annual Income amount
If a $5,000 withdrawal is made before age 59, the Protected Income Base will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Protected Annual Income amount is $4,722 (5% x $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.
In a declining market, withdrawals prior to age 59 (or 65 if Joint Life) may substantially deplete or eliminate your Protected Income Base and reduce or deplete your Protected Annual Income amount.
Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Protected Income Base (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Protected Annual Income amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Protected Income Base (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Protected Annual Income amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Protected Income Base of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Protected Annual Income Payout Option. If you are required to annuitize your Protected Annual Income amount because you have reached the Annuity Commencement Date, the Protected Annual Income Payout Option is available.
The Protected Annual Income Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Protected Annual Income amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Protected Annual Income amount, you will receive the Protected Annual Income Payment Option.
If you are receiving the Protected Annual Income Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the Protected Annual Income Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Protected Annual Income Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Protected Income Base upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Protected Income Base.
Upon the first death under the joint life option, the lifetime payout of the Protected Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Account Value Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Protected Income Base and the Protected Annual Income amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59) to receive Protected Annual Income amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Protected Income Base over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payment Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving Secondary Life under the joint life option;
•	when the Protected Annual Income amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln Lifetime IncomeSM Advantage may decide to later carry over their Protected Income Base to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This decision must be made prior to the Annuity Commencement Date. Guaranteed Income Benefit (version 3) is available for Lincoln Lifetime IncomeSM Advantage riders purchased on or after October 6, 2008 and prior to October 31, 2010. Guaranteed Income Benefit (version 2) is available for Lincoln Lifetime IncomeSM Advantage riders purchased prior to October 6, 2008. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
Lincoln SmartSecurity® Advantage
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step up the Guaranteed Amount (this does not include Account Value Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial

Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10 million for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract.
If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if:
•	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
•	the RMD calculation must be based only on the value in this contract;
•	no withdrawals other than RMDs are made within the Benefit Year; and
•	this contract is not a beneficiary IRA.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or

2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, Excess Withdrawals may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Excess Withdrawals will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Maximum Annual Withdrawal amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity® Advantage provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease; and
2.	if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln SmartSecurity® Advantage may decide to later carry over their Guaranteed Amount to i4LIFE® Advantage Guaranteed Income Benefit. This transition will be made to Guaranteed Income Benefit (Managed Risk). The charge, Guaranteed Income Benefit percentages, Access Period requirements, and Investment Requirements will be those that currently apply to new elections of Guaranteed Income Benefit (Managed Risk). This decision must be made prior to the maximum age limit and prior to the Annuity Commencement date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
Lincoln IRA Income PlusSM
Lincoln IRA Income PlusSM is a Living Benefit Rider that provides:
•	Guaranteed periodic withdrawals for your lifetime, up to the Protected Annual Income amount which is based upon a guaranteed Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after an Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).

Protected Annual Income payments are available after you reach age 70 and are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income Payments for your lifetime. Your Protected Annual Income payments will be reduced if your Contract Value is reduced to zero.
Please note any withdrawals made prior to age 70 or that exceed the Protected Annual Income amount are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. If the Enhancement Base is reduced to zero, you will not be eligible for further Enhancements. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner or Annuitant may not be changed while this rider is in effect, including any sale or assignment of the contract as collateral.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal your initial Purchase Payment. The Protected Income Base is increased by subsequent Purchase Payments, 6% Enhancements and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you are the covered life.
The Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by a 6% Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base and the Enhancement Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Excess Withdrawals reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant is under age 86;
b. there are no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base is greater than zero.
The Enhancement equals the Enhancement Base, minus Purchase Payments received in the preceding Benefit Year, multiplied by 6%. The Enhancement Base is not reduced by Purchase Payments received in the first 90 days after the rider effective date.
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 6% Enhancement on the Protected Income Base and assumes that no withdrawals have been made.
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $121,900 (= $100,000 x 1.06 + $15,000 x 1.06).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date for the rider. It will not be eligible for the 6% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $131,900 (= $100,000 x 1.06 + $15,000 x 1.06 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the 6% Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant is under age 86; and
b.	the Contract Value on that Benefit Year anniversary, plus any Purchase Payments made on that date (and after the deduction of any withdrawals, including surrender charges, the rider charge and account fee) is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in those years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for the 6% Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 6% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):

	Contract Value	Protected Income Base	Enhancement Base	Enhancement amount added to Protected Income Base
At issue	$100,000	$100,000	$100,000	-
1st Benefit Year anniversary	$104,000	$106,000	$100,000	$6,000
2nd Benefit Year anniversary	$115,000	$115,000	$115,000	N/A
On the first Benefit Year anniversary, the Contract Value is higher than the previous Protected Income Base of $100,000, but since the 6% Enhancement (6% of the Enhancement Base) would increase the Protected Income Base to a higher amount, the Protected Income Base is increased by the $6,000 Enhancement amount to $106,000 and the Enhancement Base remains at $100,000.
On the second Benefit Year anniversary, the Contract Value of $115,000 is higher than the previous Protected Income Base of $106,000 plus the 6% Enhancement ($112,000 = $106,000 + 6% of $100,000), so the Protected Income Base and the Enhancement Base are increased to equal the Contract Value of $115,000.
Withdrawal Amount. Protected Annual Income withdrawals are available when you are age 70 or older. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero because of an Excess Withdrawal, these withdrawals may be taken for your lifetime.
The Protected Annual Income amount is determined by multiplying the Protected Income Base by the applicable rate, based on your age and, whether or not your Contract Value has been reduced to zero. The Protected Annual Income amount will change upon an Account Value Step-up, 6% Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below. Additionally, the Protected Annual Income amount will be reduced if the Contract Value reaches zero.
The Protected Annual Income rate will be based on your age as of the date of the first withdrawal on or after age 70. The Protected Annual Income rate will decrease once the Contract Value is reduced to zero.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first Protected Annual Income withdrawal, the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year. The Protected Annual Income rate will be lower if your Contract Value is reduced to zero, which will result in a reduced Protected Annual Income amount.
Protected Annual Income payments are not available until you have reached age 70. If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the Protected Annual Income rate and amount will be immediately reduced, as reflected on your Rate Sheet. The Protected Annual Income amount payable as calculated in Table A of the Rate Sheet cannot exceed the remaining Contract Value. However, if the total Protected Annual Income amounts received in the Benefit Year your Contract Value is reduced to zero are less than the recalculated Protected Annual Income amount based on Table B of the rate sheet payable for the remainder of the year, the difference for the remainder of that Benefit Year is payable in a lump sum. Otherwise, you will not be able to receive further Protected Annual Income payments until the next Benefit Year anniversary when scheduled payments automatically resume. Withdrawals equal to the Protected Annual Income amount will continue for your life under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Income Base , the Enhancement Base, and the Contract Value. The example assumes a 5% Protected Annual Income rate and a Contract Value of $200,000 on the rider’s effective date:
Contract Value on the rider’s effective date	$200,000
Protected Income Base and Enhancement Base on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date ($200,000 x 5%)	$10,000
Contract Value six months after rider’s effective date	$212,000
Protected Income Base and Enhancement Base six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$10,000
Contract Value after withdrawal ($212,000 - $10,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on the first Benefit Year anniversary	$205,000
Protected Annual Income amount on the first Benefit Year anniversary ($205,000 x 5%)	$10,250
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and the Enhancement Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Protected Annual Income amount is $10,250 (5% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $10,000 (5% of $200,000 Protected Income Base ), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $10,500 ($10,000 + 5% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount, after the Protected Income Base is adjusted by an Enhancement or an Account Value Step-up, will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate. The Guaranteed Automatic Income will decrease when your Contract Value is reduced to zero (for any reason other than an Excess Withdrawal).
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to age 70; or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	the Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base(after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example assumes a 5% Protected Annual Income rate and demonstrates the impact of an Excess Withdrawal on the Protected Income Base , the Enhancement Base, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,815 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base= $85,000
Enhancement Base = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $4,250 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by 13.90%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Protected Income Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Enhancement Base = $73,185 ($85,000 x 13.90% = $11,815; $85,000 - $11,815 = $73,185)
Protected Annual Income amount = $3,659 (5% of $73,185 Protected Income Base )
On the following Benefit Year anniversary:
Contract Value = $43,000
Protected Income Base = $73,185
Enhancement Base = $73,185
Protected Annual Income amount = $3,659 (5% x $73,185)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base , Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	You are age 70 or above.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner will receive annuity payments equal to the Protected Income Base multiplied by the applicable Protected Annual Income rate shown in Table B of your Rate Sheet, for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.
Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the covered life. If the Contract Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln IRA Income PlusSM has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln IRA Income PlusSM does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon death of the covered life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). The Enhancement and Account Value Step-up will continue, if applicable, as discussed above.
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln IRA Income PlusSM will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	upon death of the covered life;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base or to the Enhancement Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
Lincoln Wealth PassSM
Lincoln Wealth PassSM was designed for a Beneficiary with Death Benefit proceeds from another nonqualified contract, or from a qualified (IRA and Roth IRA) contract or qualified retirement plan if the original Contractowner died on or before December 31, 2019. This rider provides guaranteed periodic withdrawals from a benefit base called the Protected Amount (described in detail below). As long as there is a Protected Amount, you will be able to make annual withdrawals called the Protected Annual Income. The Protected Annual Income is equal to the greater of (a) or (b), where:
(a) is an amount less than or equal to the Protected Annual Income; or
(b) is an amount from a qualified or nonqualified contract that is the result of systematic installments withdrawn via an automatic withdrawal service of the amount needed to satisfy the required minimum distribution (RMD) or life expectancy payment rules for the Contract Value of the contract to which this rider is attached.
Please note any withdrawals that exceed the greater of (a) or (b) or the amounts payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Amount as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal. Your rider will terminate if the Protected Amount is reduced to zero.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Annual Income amount. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount or on your RMD, provided your RMD amount is greater than your Protected Annual Income amount.

The Contractowner or Annuitant may not be changed while this rider is in effect, including any sale or assignment of the contract as collateral.
Distributions must be based on the Contractowner’s life expectancy.
Contractowners age 70 or younger must elect the rider no later than 5 years after the death (if distributions have already begun, or within the time frames listed in (1) and (2) above). Contractowners ages 71 through 80 must elect the rider before beginning life expectancy Required Minimum Distributions (“RMDs”).
Note: Beneficiaries under the age of majority in your state will not be able to receive proceeds outright. Check your state law to see if a custodian or guardian is needed.
This rider is not available to a Beneficiary of an existing contract if the contract was previously annuitized, including i4LIFE® Advantage on nonqualified contracts. A trust beneficiary of a qualified Lincoln contract who chooses to assume ownership of the contract is not eligible to elect this rider, but instead must purchase a new contract to elect it. Non-natural beneficiaries of nonqualified contract are not eligible to purchase this rider. No other Living Benefit Riders are available if this rider is elected. Additionally, you cannot terminate this rider until after the fifth Benefit Year anniversary.
We reserve the right to discontinue offering this rider at any time, at our sole discretion, upon advanced written notice to you. This means that there is a chance you may not be able to elect it in the future. We may also make changes to, or discontinue offering, any features for future rider elections at any time at our sole discretion.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Amount. The Protected Amount is a value used to calculate your Protected Annual Income amount and is the total amount of guaranteed payments you can receive. The Protected Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Protected Amount varies based on when you elect the rider. If the rider was elected at the time of application, the Protected Amount is equal to the initial Purchase Payment. If the rider was elected after we issued the contract, the Protected Amount equals the Contract Value on the rider effective date. The maximum Protected Amount is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you are the covered lives.
Additional Purchase Payments are allowed only if additional Purchase Payments must be received by the earlier of 180 days of the rider effective date or the date required to begin minimum distributions. The source of the Purchase Payments must be from a contract that is the same market type as the Lincoln annuity. That means that if the source contract is a tax qualified (from an IRA or Roth IRA), the Purchase Payment can only be made to a qualified Lincoln contract. If the source contract is nonqualified, the Purchase Payment can only be made to a nonqualified Lincoln contract. If you are making Purchase Payments from more than one source contract, each of the source contracts must have the same decedent and the same Beneficiary. Additional Purchase Payments are not allowed if the rider is purchased by the Beneficiary who inherits an existing Lincoln annuity who chooses to continue the contract as Contractowner.
Additional Purchase Payments automatically increase the Protected Amount (not to exceed the maximum Protected Amount) by the amount of the Purchase Payment; for example, a $10,000 additional Purchase Payment will increase the Protected Amount by $10,000. Additional Purchase Payment will not be allowed if the Contract Value is zero.
Certain withdrawals will reduce the Protected Amount on a dollar for dollar basis:
•	Withdrawals less than or equal to the Protected Annual Income amount;
•	Withdrawals, using Lincoln’s automatic withdrawal service, equal to RMD life expectancy payouts calculated by us for qualified contracts; or
•	Withdrawals, using Lincoln’s automatic withdrawal service, equal to RMD life expectancy payouts calculated by us for nonqualified contracts.
All other withdrawals are Excess Withdrawals that reduce the Protected Amount by the same proportion that the withdrawals reduce the Contract Value. The rider will terminate when the Protected Amount is reduced to zero.
Protected Annual Income Withdrawal. The Protected Annual Income is an amount that may be withdrawn from the contract each Benefit Year as long as there is a Protected Amount.
The Protected Annual Income amount is determined by multiplying the Protected Amount by the applicable rate, based on your age on the latest date to begin withdrawals to stretch payments over the owner’s life expectancy or the date that the Contract Value is reduced to zero. Thereafter, the Protected Annual Income rate will not change. The Protected Annual Income amount will change upon additional Purchase Payments and Excess Withdrawals, as described below. Once the Protected Amount is less than the Protected Annual Income, the Protected Annual Income amount will be reduced to the Protected Amount for the final year’s payment.

The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time and may be higher or lower than the rates on the previous Rate Sheet.
Any changes to the Protected Annual Income rates will be disclosed in a new Rate Sheet at least 10 days before those rates become effective. In order to get the rates indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
You will not be entitled to the Protected Annual Income amount if the Protected Amount is reduced to zero.
All withdrawals will decrease the Contract Value. If you withdraw less than the Protected Annual Income amount during a Benefit Year, you are not entitled to carry over the unused Protected Annual Income amount to another Benefit Year.
Withdrawals will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9) for IRAs or the life expectancy payments for nonqualified contracts. In addition, in order for this exception to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD or life expectancy payments;
2.	The calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs or life expectancy payments are made within the Benefit Year (except as described in the next paragraph).
If your RMD or life expectancy withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If your RMD or life expectancy payment exceeds the Protected Annual Income amount, the excess will not be considered an Excess Withdrawal. However, if a withdrawal other than an RMD or life expectancy payment is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs and life expectancy payments, will be treated as Excess Withdrawals.
The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Amount and the Contract Value. The example assumes a 5% Protected Annual Income rate and a Contract Value of $200,000 on the rider’s effective date:
Contract Value on the rider’s effective date	$200,000
Protected Amount on the rider’s effective date	$200,000
Initial Protected Annual Income amount on the rider’s effective date	$10,000
Contract Value six months after rider’s effective date	$212,000
Protected Amount six months after rider’s effective date	$200,000
Withdrawal six months after rider’s effective date	$10,000
Contract Value after withdrawal ($212,000 - $10,000)	$202,000
Protected Amount after withdrawal ($200,000 - $10,000)	$190,000
Contract Value on the first Benefit Year anniversary	$205,000
Protected Amount on the first Benefit Year anniversary	$190,000
Protected Annual Income amount on the first Benefit Year anniversary	$10,000
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate, multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $2,500 (5% of $50,000 Protected Amount), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $3,000 ($2,500 + $10,000 x 1.05). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal (excludes RMDs and life expectancy payments as outlined above); or
2.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	the Protected Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Amount could be more than the dollar amount of the withdrawal; and
2.	the Protected Annual Income is reduced by the same proportion the Excess Withdrawal reduces the Contract Value.
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example assumes a 5% Protected Annual Income rate and demonstrates the impact of an Excess Withdrawal on the Protected Amount, the Protected Annual Income amount, and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,225 reduction in the Protected Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Amount = $85,000
Protected Annual Income amount = $4,250 (5% of the Protected Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value and Protected Amount are reduced by the amount of the Protected Annual Income amount of $4,250:
Contract Value = $55,750 ($60,000 - $4,250)
Protected Amount = $80,750 ($85,000 - $4,250)
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Amount is reduced by 13.90%, the same proportion by which the Excess Withdrawal reduced the Contract Value of $55,750 ($7,750 ÷ $55,750).
Contract Value = $48,000 ($55,750 - $7,750) a 13.90% reduction
Protected Amount = $73,185 ($85,000 x 13.90% = $11,225; $85,000 - $11,225= $73,185)
Protected Annual Income amount = $3,660 ($4,250 x 13.90%= $591; $4,250 - $591 = $3,659)
In a declining market, Excess Withdrawals may significantly reduce your Protected Amount and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Amount is reduced to zero, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount and on any RMD that is greater than your Protected Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of the surrender charge provision set forth in this prospectus is applicable.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Final Payment Year. The year that the final payment is made is determined from the chart below based on the owner’s age on the latest date to stretch payments over the owner’s life expectancy. This date is one year after the date of death for nonqualified contracts, and December 31st of the calendar year following the date of death occurred for qualified contracts.
If the contract and rider are still in effect on the Benefit Year anniversary occurring in the final payment year, a final payment will be made that is equal to the greater of the Protected Amount or Contract Value, and the contract and rider will terminate. The final payment year is determined on the rider effective date and will not change. The final payment year is determined from the chart below and is based on your age. All amounts must be paid out of the contract in this final payment year.
Age	Final GMWB Payment Year	Age	Final GMWB Payment Year	Age	Final GMWB Payment Year
0	82	28	55	56	28
1	81	29	54	57	27
2	80	30	53	58	27

Age	Final GMWB Payment Year	Age	Final GMWB Payment Year	Age	Final GMWB Payment Year
3	79	31	52	59	26
4	78	32	51	60	25
5	77	33	50	61	24
6	76	34	49	62	23
7	75	35	48	63	22
8	74	36	47	64	21
9	73	37	46	65	21
10	72	38	45	66	20
11	71	39	44	67	19
12	70	40	43	68	18
13	69	41	42	69	17
14	68	42	41	70	17
15	67	43	40	71	16
16	66	44	39	72	15
17	66	45	38	73	14
18	65	46	37	74	14
19	64	47	37	75	13
20	63	48	36	76	12
21	62	49	35	77	12
22	61	50	34	78	11
23	60	51	33	79	10
24	59	52	32	80	10
25	58	53	31	81	9
26	57	54	30
27	56	55	29
Death Prior to the Annuity Commencement Date. Lincoln Wealth PassSM has no provision for a payout of the Protected Amount upon death of the Contractowner or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as applicable, as amended from time to time.
Upon the death of the Contractowner, if there is Contract Value and a Protected Amount in effect at the time of the death and there is only one Beneficiary, the Beneficiary may continue the rider to pay out the remaining Protected Amount. We cannot divide the Protected Amount among multiple Beneficiaries. No adjustment will be made to the Protected Amount, Protected Annual Income Amount, protected lifetime income fee base, or final payment year. If the Protected Annual Income amount was not determined prior to death, then the rate will be set according to the deceased Contractowner’s age on the continuation date. Continuation is not available if the Contract Value is reduced to zero prior to the death of the Contractowner.
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Wealth PassSM will automatically terminate:
•	on the Annuity Commencement Date;
•	upon death of the Contractowner, unless there is a Protected Amount and a single Beneficiary elects to continue the contract and rider;
•	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree;
•	upon surrender or termination of the underlying annuity contract;
•	on the rider date anniversary occurring in the final payment year;
•	when the Protected Amount and the Protected Annual Income amount are reduced to zero; or
•	when the final payment is made.
The termination will not result in any increase in Contract Value equal to the Protected Amount. Upon effective termination of this rider, the benefit and charges within this rider will terminate.

4LATER® Advantage (Managed Risk)
4LATER® Advantage (Managed Risk) is a rider that provides a Protected Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER® Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts – Investment Requirements.
Protected Income Base. The Protected Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Protected Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Protected Income Base varies based on when you elect the rider. If you elected 4LATER® Advantage (Managed Risk) at the time you purchased the contract, the Protected Income Base equals your initial Purchase Payment. If you elected the rider after you purchased the contract, the initial Protected Income Base equals the Contract Value on the effective date of 4LATER® Advantage (Managed Risk). The maximum Protected Income Base is $10 million. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Purchase Payments (not to exceed the maximum Protected Income Base). For example, an additional Purchase Payment of $10,000 will increase the Protected Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Protected Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Protected Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Protected Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Protected Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Protected Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Protected Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Protected Income Base. If the Protected Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Account Value Step-up. The Protected Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Protected Income Base after the 5% Enhancement (if any).
The Account Value Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs. Any new Purchase Payment made after the initial Purchase

Payment will be added immediately to the Protected Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER® Advantage (Managed Risk) will be included in the Protected Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Account Value Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER® Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Protected Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $115,000 x 1.05).
Consider a further additional Purchase Payment on day 95 = $10,000; Protected Income Base = $125,000
This additional Purchase Payment is not eligible for the enhancement on the first Benefit year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for the 5% Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $115,000 x 1.05 + $10,000).
As explained below, the 5% Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides a greater increase to the Protected Income Base, you will not receive the 5% Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the enhancement would not apply. The 5% Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Account Value Step-ups and the 5% Enhancement affect the Protected Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):
	Contract Value	Protected Income Base with 5% Enhancement	Protected Income Base
Initial Purchase Payment $50,000	$50,000	N/A	$50,000
1st Benefit Year anniversary	$54,000	$52,500	$54,000
2nd Benefit Year anniversary	$53,900	$56,700	$56,700
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). An Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Death Prior to the Annuity Commencement Date. 4LATER® Advantage (Managed Risk) has no provision for a payout of the Protected Income Base upon death of the Contractowners or Annuitant. In addition, 4LATER® Advantage (Managed Risk) provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER® Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Advantage (Managed Risk) will terminate.

Upon the death of the Contractowner, the 4LATER® Advantage (Managed Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Termination. After the fifth anniversary of the effective date of the 4LATER® Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. (If you elected a 4LATER® Advantage (Managed Risk) rider prior to January 1, 2017, and decide to terminate that rider to elect 4LATER® Select Advantage prior to May 18, 2020, this 5-year waiting period is waived.) After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Advantage (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date; or
•	upon election of 4LATER® Select Advantage; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Protected Income Base is reduced to zero due to withdrawals; or
•	the last day that you can elect i4LIFE® Advantage (age 99 for nonqualified contracts); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Protected Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected 4LATER® Advantage (Managed Risk) may decide to later transition to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). The transition must be made prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage - i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
4LATER® Advantage
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides a Protected Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of this rider may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Protected Income Base. The Protected Income Base is a value established when you purchased a 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Protected Income Base is not available for withdrawals or as a Death Benefit. If you elected 4LATER® at the time you purchase the contract, the Protected Income Base initially equals the Purchase Payments. If you elected 4LATER® after we issue the contract, the Protected Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Protected Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Protected Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Protected Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Protected Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Protected Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Protected Income Base to the Contract Value. At the end of each completed Waiting Period, the Protected Income

Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Protected Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Protected Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Protected Income Base. 4LATER® provides a 15% automatic enhancement to the Protected Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Protected Income Base. See Maximum Protected Income Base. During the Waiting Period, the Future Protected Income Base is established to provide the value of this 15% enhancement on the Protected Income Base. After each 3-year Waiting Period is satisfied, the Protected Income Base is increased to equal the value of the Future Protected Income Base. The 4LATER® charge will then be assessed on this newly adjusted Protected Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Protected Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Protected Income Base	$110,000
Future Protected Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Protected Income Base (after 1st Waiting Period)	$126,500
New Future Protected Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Protected Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
Protected Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Protected Income Base	$110,000
Future Protected Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Protected Income Base (after 1st Waiting Period)	$125,500
New Future Protected Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Protected Income Base to the Contract Value, the Future Protected Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Protected Income Base to the current Contract Value below.
In all situations, the Future Protected Income Base is subject to the Maximum Protected Income Base described below. The Future Protected Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Protected Income Base will become at the end of the Waiting Period.
Maximum Protected Income Base. The Maximum Protected Income Base is equal to 200% of the Protected Income Base on the 4LATER® Effective Date. The Maximum Protected Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Protected Income Base can never exceed $10 million. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Protected Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10 million.
Each withdrawal will reduce the Maximum Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:

Protected Income Base	$100,000	Maximum Protected Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Protected Income Base	$ 20,000
New Protected Income Base	$110,000	New Maximum Protected Income Base	$220,000
Future Protected Income Base after Purchase Payment	$125,500	Maximum Protected Income Base	$220,000
Protected Income Base (after 1st Waiting Period)	$125,500
Future Protected Income Base (during 2nd Waiting Period)	$144,325	Maximum Protected Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Protected Income Base	$112,950
Future Protected Income Base	$129,893	Maximum Protected Income Base	$198,000
Resets of the Protected Income Base to the current Contract Value (“Resets”). You may elect to reset the Protected Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Protected Income Base. Resets are subject to a maximum of $10 million and the Annuitant must be under age 81. You might consider resetting the Protected Income Base if your Contract Value has increased above the Protected Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Protected Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Protected Income Base (after the Protected Income Base has been reset to the Future Protected Income Base), we will implement this election and the Protected Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Protected Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Protected Income Base increased to the Future Protected Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Protected Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of the reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Protected Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Protected Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Protected Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.
The Guaranteed Income Benefit will be determined by dividing the greater of the Protected Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income

Payment (which is also based on the Contract Value). If the Protected Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.

If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.
Lincoln Long-Term CareSM Advantage
Beginning May 18, 2020, this rider will no longer be available for sale. The Lincoln Long-Term CareSM Advantage Rider (the “LTC Rider”) provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments (“Long-Term Care Benefits” or “LTC Benefits”) in the event: (1) you are “Chronically Ill,” which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and (2) you are receiving long-term care services that qualify for coverage under the LTC Rider (“Long-Term Care Services”). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.
If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations. The risks associated with the LTC Rider are outlined below.
The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the other Living Benefit Riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and must adhere to Investment Requirements. See The Contracts – Investment Requirements. There is no guarantee that the LTC Rider will be available in the future, as we reserve the right to discontinue the benefit at any time. In addition, we may make different versions of the LTC Rider available.
The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you.
Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:
•	you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis and without any surrender charges;
•	for the potential of receiving, in addition to your Contract Value, up to two times your Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
•	for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);
•	for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
•	you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
•	you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).
Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
•	You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to surrender charges, income taxes (as investment gains, if any, are deemed to be withdrawn first), and if taken before age 59½, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment, would not have any surrender charges, and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
•	You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.
•	We offer other Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, these other Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under other Living Benefit Riders. In any case, you will be unable to purchase any other Living Benefit Rider that we may offer if you purchase the LTC Rider. See The Contracts – Living Benefit Riders.
•	You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.
How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the fifth contract anniversary.
Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need (“Plan of Care”). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the “deductible period”). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.
How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider provides for LTC benefit amounts to be withdrawn out of the Contract Value first on a tax-free basis until you either receive your Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.
Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.
What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The initial Extension Benefit is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called “Excess Withdrawals.” The Extension Benefit is also reduced by Excess Withdrawals.
•	Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results. Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account. In some states the Acceleration Benefit is referred to as the Accumulation Long-Term Care Benefit.

•	Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the initial Acceleration Benefit. The Extension Benefit is not affected by investment results.
•	Growth Benefit: If you are interested in potentially being able to “lock in” any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. Automatic step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that reduce your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account. Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to conforming or non-excess withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth Benefit is paid, we will make remaining payments from our general account.
When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum. See Maximum Monthly Level Benefit. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Determining LTC Benefits – Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.
The Acceleration Benefit will be paid monthly over a period of time known as the “Acceleration Benefit Duration.” The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the “Extension Benefit Duration.” The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.
On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the fifth contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).
How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as “Conforming Withdrawals.” However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an “Excess Withdrawal.” This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.
Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.

To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.
If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.
Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.
What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the “LTC Charge”). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual charge rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions – Protected Lifetime Income Fees – Long-Term CareSM Advantage Charges.
Will I pay a surrender charge on LTC Benefit payments? LTC Benefit payments are not subject to any surrender charge. However, LTC Benefit payments will count against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.
Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state’s approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.
What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the “Contingent Nonforfeiture Benefit,” provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit if elected. You may also choose to add an enhanced nonforfeiture benefit, called the “Optional Nonforfeiture Benefit,” for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month’s maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider’s termination. Termination of the LTC Rider does not automatically terminate the underlying contract.
What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
•	You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
•	Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the fifth contract anniversary to receive LTC Benefits.
•	You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.

•	Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdrawals of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without reducing your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
•	You must wait at least one year before you can take LTC Benefit payments.
•	If you take LTC Benefit payments before the fifth contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the fifth contract anniversary.
•	Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
•	Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.
•	If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims-paying ability of Lincoln Life, and will not participate in any market performance.
•	If you purchase the LTC Rider, you may not purchase any of the other Living Benefit Riders that we offer.
•	The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge rates are not subject to a maximum, and may increase significantly (subject to state approval).
•	LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.
Eligibility to Purchase the LTC Rider
Eligibility Requirements. Beginning May 18, 2020, the Lincoln Long-Term CareSM Advantage Rider will no longer be available. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
•	The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
•	LTC Benefits are payable to the person insured under the LTC Rider (the “Covered Life”). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
•	The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson’s Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer’s/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
•	You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.
Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.
Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired).
Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000 ($75,000 in South Dakota), and the maximum amount of cumulative Purchase Payments that can be made during that 90-day period is

$400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.
Limitations on Purchasing Other Riders. You may not purchase any other Living Benefit Rider otherwise available with your contract or any other living benefits that we may offer in the future while you own the LTC Rider.
Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements. For details about these limitations, see The Contracts – Investment Requirements.
Eligibility to Receive LTC Benefit Payments
Establishing Initial Eligibility for LTC Benefits
You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:
PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care. In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.

Step 1:	You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro, NC 27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract anniversary has passed.
Step 2:	Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be used to determine your initial eligibility to receive LTC Benefits.
Step 3:	You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need.
Step 4:	We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits.
Step 5:	You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:	You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.
Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living (“ADLs”) for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
•	Comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia; and
•	Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.
The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.

A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed by the United States Secretary of the Treasury.

The six Activities of Daily Living are:
1.	Bathing – the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of the tub or shower.
2.	Continence – the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
3.	Dressing – the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
4.	Eating – the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a feeding tube or intravenously.
5.	Toileting – the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
6.	Transferring – the ability to move oneself into or out of a bed, chair or wheelchair.
Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.
Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
•	alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
•	care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer’s Disease or similar forms of irreversible dementia
•	treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
•	treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
•	services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
•	services or care provided to you outside the United States
•	all care and support services that are provided by immediate members of your family, whether paid or unpaid.
Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.
Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.

Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of that amount. See General Provisions – Federal Taxation.
Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state in which the LTC Rider is issued) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.
Establishing Continued Eligibility for LTC Benefits
Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:
Every Three Months:	You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for Benefits form is not submitted prior to the end of the current three-month period for which you are receiving LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month. If you do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after the three-month period for which LTC Benefits were previously requested, you will have to reestablish your eligibility to receive benefits. Request for Benefits form are always available by contacting us at 800-487-1485.
Every Year:	At least once every 12 months after we have established your initial benefit eligibility, a Licensed Health Care Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form prior to the end of the current twelve-month period. The appropriate forms are always available by contacting us at 800-487-1485.
Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.
Verification of Continued Eligibility
At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
•	review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
•	a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
•	requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.
Overpayment of LTC Benefits
If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within 60 days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.
Determining LTC Benefits
General Summary of LTC Benefits
Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.
Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.
•	You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
•	You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
•	You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the third contract anniversary.
•	Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.
Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.
As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The Extension Benefit at issue of the LTC Rider is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount is also important as it affects the charges you pay for the LTC Rider. See “LTC Charges” for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.
Acceleration Benefit
•	First payments made under the LTC Rider
•	Deducted from your Contract Value
•	Equals your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
•	If the Contract Value is reduced to zero, benefits are paid by us from our general account
•	Not affected by investment results
•	No surrender charges, although LTC Benefit payments will be applied against the contract’s free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge

⇩
Extension Benefit
•	Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
•	Paid by us from our general account
•	Equals double the Acceleration Benefit as of the 90th day after the contract date
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the Extension Benefit
•	Not affected by investment results
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Growth Benefit
•	May be purchased for an additional cost
•	Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
•	Payments made in addition to Acceleration Benefit and Extension Benefit payments
•	Deducted from your Contract Value
•	Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
•	Payments reduce the LTC Guaranteed Amount and Growth Benefit
•	If the Contract Value is reduced to zero, LTC benefits are paid by us from our general account
•	Each annual step-up is not affected by subsequent investment results
•	No surrender charges, although LTC Benefit payments will be applied against the contract’s free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge
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Withdrawals
•	Permitted any time in addition to LTC Benefit payments
•	Unless the Growth Benefit has been elected, will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to 5% of the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
•	The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal)
•	If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
•	Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value
•	Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)
Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.
Acceleration Benefit Payments
Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits – Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value. Surrender charges are waived for all Acceleration

Benefit payments. However, Acceleration Benefit payments will be applied against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.
Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Acceleration Benefit Duration will be 24 months (i.e., 2 years).

Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase Payment made within the first 90 days after the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration Benefit.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims-paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.
Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.
Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.
Extension Benefit Payments
Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See “Determining LTC Benefits – Maximum Monthly Level Benefit” below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.
Extension Benefit Duration = the period of time over which Extension Benefits are paid. The Extension Benefit Duration is initially twice the length of the Acceleration Benefit Duration. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Extension Benefit Duration will be 48 months (i.e., 4 years).

Extension Benefit = twice the initial Acceleration Benefit (Purchase Payments within the first 90 days after the contract date), less Excess Withdrawals (adjusted as described in this discussion), less Extension Benefit payments.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.

Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration Benefit and the Extension Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase Payment is made prior to the 90th day after the contract date.
Initial Purchase Payment January 1 (contract date equals January 1):	$100,000
Contract Value January 1:	$100,000
LTC Guaranteed Amount January 1 (equals initial Purchase Payment):	$100,000
Acceleration Benefit January 1 (equals LTC Guaranteed Amount):	$100,000
Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):	$200,000

Contract Value February 1 prior to subsequent Purchase Payment:	$110,000
Subsequent Purchase Payment received February 1:	$100,000
LTC Guaranteed Amount after subsequent Purchase Payment
($100,000 LTC Guaranteed Amount + $100,000 subsequent Purchase Payment made within 90 days of contract date):	$200,000
Acceleration Benefit after subsequent Purchase Payment:	$200,000
Extension Benefit after subsequent Purchase Payment
(2 x $200,000 Acceleration Benefit):	$400,000
Contract Value after additional Purchase Payment:	$210,000
Maximum Monthly Level Benefit
The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the fifth contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to fifth contract anniversary. If you receive LTC Benefit payments prior to the fifth contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.
Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the Acceleration Benefit Duration as of the fifth contract anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33 ($200,000/24).
Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.
IMPORTANT NOTE:
We designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. After the fifth contract anniversary, you can maximize your monthly LTC Benefit payments and receive those payments over the shortest period of time (which means you will have a shorter period of time to access the money we pay from our general account during the Extension Benefit period). This discussion assumes that you do not begin taking LTC Benefit payments until after the fifth contract anniversary. However, because we wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See “Determining LTC Benefits – Electing to Receive LTC Benefits Before the Fifth Contract Anniversary.”
Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a “nursing home” or are receiving “hospice care” (which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.

Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly Level Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly Level Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly Level Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly Level Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly Level Benefit amount the following month.

*	Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.
The Maximum Monthly Level Benefit amount will not change after the fifth contract anniversary unless you make an Excess Withdrawal (as described below). If, after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Example: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit Duration. This example also illustrates how the Maximum Monthly Level Benefit does not change after the fifth Contract Year. Assume LTC Benefit payments begin after the fifth contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.
On fifth contract anniversary:
Acceleration Benefit:	$100,000
Acceleration Benefit Duration:	24 months
Extension Benefit:	$200,000
Extension Benefit Duration:	48 months
Maximum Monthly Level Benefit ($100,000/24):	$4,166.67
Monthly LTC Benefit payment (50% of $4,166.67):	$2,083.33
On the sixth contract anniversary:
Remaining Acceleration Benefit:
($100,000 – LTC Benefit payments of $25,000 ($2,083.33 x 12))	$75,000
Remaining Acceleration Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit): ($75,000 / $2,083.33)	36 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($75,000 / $4,166.67)	18 months
Remaining Extension Benefit:	$200,000
Remaining Extension Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit each year): ($200,000 / $2,083.33)	96 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($200,000 / $4,166.67)	48 months
Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.
Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.
In all cases, you should also consider the limits imposed under IRS rules. See General Provisions – Federal Taxation below.
Growth Benefit Option
At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.
Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Purchase Payment (and any subsequent Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).
Surrender charges are waived for all Growth Benefit payments. However, Growth Benefit payments will be applied against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.
On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to automatic step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the automatic step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.
Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract Value as of the contract anniversary if:
•	The Covered Life is still living and under age 76;
•	The Contract Value on that contract anniversary is greater than the LTC Guaranteed Amount; and
•	The maximum LTC Guaranteed Amount limit has never been reached.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount “stepped up” that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the automatic step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the automatic step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.
You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.
Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further automatic step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.
Example: Following is an example of how the automatic step-ups will work through the first three contract anniversaries (assuming no withdrawals).
Total Purchase Payments added to the contract as of 90th day after the contract date:	$200,000
LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase Payments made into the contract:	$200,000
Acceleration Benefit as of 90th day after the contract date:	$200,000
Total Contract Value on first contract anniversary reflecting investment gain:	$225,000
New LTC Guaranteed Amount on first contract anniversary:
(LTC Guaranteed Amount steps up since $225,000 is greater than LTC Guaranteed Amount of $200,000)	$225,000
Growth Benefit on first contract anniversary
($225,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 25,000
Total Contract Value on second contract anniversary reflecting investment loss from previous contract anniversary
($225,000 LTC Guaranteed Amount does not change as the Contract Value of $218,000 is less; $25,000 Growth Benefit does not change):	$218,000
Total Contract Value on third contract anniversary reflecting investment gain from previous contract anniversary:	$240,000
New LTC Guaranteed Amount on third contract anniversary
(LTC Guaranteed Amount steps up as $240,000 is greater than LTC Guaranteed Amount of $225,000):	$240,000
Growth Benefit on third contract anniversary
($240,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 40,000
You may choose to irrevocably terminate the automatic step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate automatic step-ups after the fifth contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the automatic step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions – Protected Lifetime Income Fees – Long-Term CareSM Advantage Charge.
Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life.
Maximum Monthly Growth Benefit
The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.
Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.
The Maximum Monthly Growth Benefit amount = [i ÷ ((ii + iii) ÷ iv)] where:
(i)	equals the Growth Benefit on the contract anniversary;
(ii)	equals any remaining Acceleration Benefit on the contract anniversary;
(iii)	equals any remaining Extension Benefit on the contract anniversary; and

(iv)	equals the Maximum Monthly Level Benefit amount on the contract anniversary.
When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.
Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the Maximum Monthly Growth Benefit amount
Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:
Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly LTC Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly LTC Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly LTC Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly LTC Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly LTC Benefit amount the following month.

*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly LTC Benefit amount for assisted living services.
Example: The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly Level Benefit amount and the Maximum Monthly LTC Benefit are calculated on the fifth contract anniversary with growth of the Contract Value from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to 90th day after the contract date.
Acceleration Benefit on fifth contract anniversary:	$100,000
Extension Benefit on fifth contract anniversary:	$200,000
Contract Value on fifth contract anniversary:	$120,000
LTC Guaranteed Amount on fifth contract anniversary steps-up to Contract Value of $120,000:	$120,000
Growth Benefit
($120,000 LTC Guaranteed Amount - $100,000 Acceleration Benefit):	$20,000
Maximum Monthly Level Benefit
($100,000 ÷ 24 months of Acceleration Benefit Duration left):	$4,166.67
Maximum Monthly Growth Benefit
[$20,000 Growth Benefit ÷ (($100,000 Acceleration Benefit + $200,000 Extension Benefit) ÷ $4,166.67 Maximum Monthly Level Benefit)]:	$277.78
Maximum Monthly LTC Benefit ($4,166.67 + $277.78):	$4,444.45
Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your

Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.
Example: Continuing the prior example if, during the first six months of the Contract Year, you requested that you be paid the entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum Monthly Growth Benefit x 6 months). On the next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during the current Contract Year.
Electing to Receive LTC Benefits Before the Fifth Contract Anniversary
As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the fifth contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the fifth contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.
When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the fifth contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.
The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the fifth contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.
LTC Benefit Duration Chart
Contract Year of First Request for Maximum Level Benefit amounts	Acceleration Benefit Duration	Extension Benefit Duration	Total LTC Benefit Duration
1*	84 months	168 months	252 months
2	72 months	144 months	216 months
3	60 months	120 months	180 months
4	48 months	96 months	144 months
5	36 months	72 months	108 months
6+	24 months	48 months	72 months
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period.
When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the fifth contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.
Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the fifth contract anniversary. This chart illustrates a Purchase Payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.

Maximum Monthly Level Benefit (annualized) based on when Acceleration Benefit payments begin
LTC Benefit Duration	Contract Year	Acceleration Benefit payments Begin in Year 2	Acceleration Benefit payments Begin in Year 3	Acceleration Benefit payments Begin in Year 4	Benefit payments Begin in Year 5	Acceleration Benefit payments Begin in Year 6
Acceleration Benefit	1*
	2	$16,667
	3	$16,667	$20,000
	4	$16,667	$20,000	$25,000
	5	$16,667	$20,000	$25,000	$33,000
	6	$16,667	$20,000	$25,000	$33,000	$50,000
	7	$16,667	$20,000	$25,000	$33,000	$50,000
Extension Benefits	8	$16,667	$20,000	$25,000	$33,000	$50,000
	9	$16,667	$20,000	$25,000	$33,000	$50,000
	10	$16,667	$20,000	$25,000	$33,000	$50,000
	11	$16,667	$20,000	$25,000	$33,000	$50,000
	12	$16,667	$20,000	$25,000	$33,000
	13	$16,667	$20,000	$25,000	$33,000
	14	$16,667	$20,000	$25,000
	15	$16,667	$20,000	$25,000
	16	$16,667	$20,000
	17	$16,667	$20,000
	18	$16,667
	19	$16,667
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period. For illustrative purposes, this chart does not include satisfaction of the deductible period.

Example: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the third Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
LTC Guaranteed Amount as of second contract anniversary:	$100,000
Acceleration Benefit (equals LTC Guaranteed Amount):	$100,000
Extension Benefit (2 x Acceleration Benefit):	$200,000
Acceleration Benefit Duration (from LTC Benefit Duration chart):	60 months
Maximum Monthly Level Benefit
($100,000 Acceleration Benefit ÷ 60 months):	$1,666.67 or $20,000 per year
Extension Benefit Duration (from LTC Benefit Duration chart):	120 months
By electing to start receiving Acceleration Benefit payments in the third Contract Year, the Maximum Monthly Level Benefit (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the Acceleration Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000 Extension Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the fifth contract anniversary, the annual benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.
If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the third contract anniversary where less than the Maximum Monthly Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC Guaranteed Amount as of the second contract anniversary has been reduced by Acceleration Benefit payments of only $10,000 (paid in the third Contract Year) of the available annual amount of $20,000.
LTC Guaranteed Amount as of the third contract anniversary
($100,000 - $10,000 LTC Benefit payment in prior Contract Year):	$90,000
Acceleration Benefit (equals the LTC Guaranteed Amount):	$90,000
Extension Benefit (has not been reduced as no Extension Benefits have been paid):	$200,000
Acceleration Benefit Duration:	48 months
Maximum Monthly Level Benefit
($90,000 Acceleration Benefit ÷ 48 months):	$1,875.00 or $22,500 per year
Extension Benefit Duration
($200,000 Extension Benefit ÷ $1,875 Maximum Monthly Level Benefit):	107 months
The remaining Acceleration Benefit Duration after the third contract anniversary is 48 months. The new Maximum Monthly Level Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50) will be available to you if you are not confined to a nursing home or are not receiving hospice care.
On the fifth contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not change thereafter unless you make an Excess Withdrawal. If after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the Acceleration Benefit Duration or Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Withdrawals
You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract, including surrender charges, unless one of the waiver of surrender charge provisions is applicable. See The Contracts - Surrenders and Withdrawals and Charges and Other Deductions - Surrender Charge. All withdrawals, whether Conforming or Excess, will be applied against the contract’s free withdrawal provision. See General Provisions - Contract Free Withdrawal Provision for additional information.
Conforming Withdrawals
If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments and are subject to surrender charges, if any. Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, the Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.
Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b) where:
(a)	equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract anniversary (or, prior to the first contract anniversary, the contract date); and
(b)	equals all prior withdrawals in that Contract Year.

Excess Withdrawals
Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected.
More specifically, Excess Withdrawals reduce various benefits in accordance with the following formula:
•	Multiply the benefit being affected (i.e., the Acceleration Benefit) before the Excess Withdrawal by (1 – the Reduction Percentage due to Excess Withdrawal).
•	The Reduction Percentage due to Excess Withdrawal = Excess Withdrawal ÷ Contract Value before the Excess Withdrawal.
Importantly, this means that the reduction could be more than the dollar amount withdrawn.
Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.
Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit, LTC Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and Growth Benefit. The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
LTC Guaranteed Amount:	$320,000
Acceleration Benefit:	$120,000
Extension Benefit:	$240,000
Maximum Monthly Level Benefit:	$5,000
Growth Benefit:	$200,000
Maximum Monthly Growth Benefit:	$2,778
Excess Withdrawal from Contract Value:	$4,000
Contract Value immediately prior to Excess Withdrawal:	$85,000
Reduction Percentage due to Excess Withdrawal
[$4,000 Excess Withdrawal ÷ $85,000 Contract Value]:	4.71%
LTC Guaranteed Amount after Excess Withdrawal
[$320,000 LTC Guaranteed Amount x (1-4.71%)]:	$304,928
Extension Benefit after Excess Withdrawal
[$240,000 x (1-4.71%)]:	$228,696
Maximum Monthly Level Benefit after Excess Withdrawal
[$5,000 Maximum Monthly Level Benefit x (1-4.71%)]:	$4,765
Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:	$190,580
Maximum Monthly Growth Benefit after Excess Withdrawal
[$2,778 Maximum Monthly Growth Benefit x (1-4.71%)]:	$2,647
LTC Fixed Account
The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.
On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the “Establishing Benefit Eligibility” section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.
On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.
If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts – Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.
Termination
Termination Events
The LTC Rider will terminate under any of the following circumstances:
•	termination of the contract;
•	upon written request to terminate the LTC Rider after the third contract anniversary (you may not request to terminate the LTC Rider prior to the third contract anniversary);
•	you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing i4LIFE® Advantage (with or without the Guaranteed Income Benefit);
•	on the date the Contractowner is changed due to death or divorce;
•	upon the death of the Covered Life;
•	45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
•	an Excess Withdrawal reduces the Contract Value to zero;
•	all LTC Benefits are reduced to zero;
•	you terminate the LTC Rider under either Nonforfeiture Benefit provision;
•	within the first six months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider;
•	after the first six months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider; or
•	after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.
Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.
Nonforfeiture Benefit
The LTC Rider provides a nonforfeiture benefit (“Nonforfeiture Benefit”) if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
•	There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.
•	You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is “enhanced” because you may terminate the LTC Rider for any reason after three years, rather than just if there is a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the “Nonforfeiture Benefit Amount”) the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
•	one month’s Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or
•	an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.
Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.
Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.
Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
•	the sum of the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, has increased by more than a specified percentage over the initial charge; and
•	you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, is increased.
The specified percentage of change to the sum of the Extension Benefit Charge rate and/or the Optional Nonforfeiture Benefit Charge rate that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:
Age on Contract Date	Percent Over Initial Charge	Age	Percent Over Initial Charge
45 – 49	130%	66	48%
50 – 54	110%	67	46%
55 – 59	90%	68	44%
60	70%	69	42%
61	66%	70	40%
62	62%	71	38%
63	58%	72	36%
64	54%	73	34%
65	50%	74	32%
Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
•	you surrender the contract at least three years after the contract date; or
•	you submit a written request to terminate the LTC Rider at least three years after the contract date; or
•	you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract’s maturity date and at least three years after the contract date.
If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.
General Provisions
Death Benefits
The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any

Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the “Death Benefit” section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner’s death. The EEB Death Benefit is not available with the LTC Rider.
The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts – Death Benefits.
Contract Free Withdrawal Provision All withdrawals, whether Conforming or Excess, as well as LTC Benefit payments, will be applied against the contract’s free amount, which is the amount that may be withdrawn annually without imposition of a surrender charge. Thus, Acceleration Benefit or Growth Benefit payments will reduce the amount available for free withdrawal, even though those payments do not incur a surrender charge. See Charges and Other Deductions – Surrender Charge for additional information on the free amount.
Investment Requirements
By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts – Investment Requirements for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.
Federal Taxation
Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.
Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a “Qualified Long-Term Care Insurance Contract,” as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.
Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner’s basis in the contract. These payments may also reduce the basis in your annuity contract.
If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 59½ at the time of the payment of excess benefits, an additional 10% “penalty tax” may apply.
If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $380.00 per day or $138,700 annually for 2020), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.
Maturity Date
When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant’s 99th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.
If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 99), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.
If LTC Benefit payments end after you reach age 99 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 99 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.
Any LTC Benefit paid after age 99 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.
Misstatement of Age or Sex
If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.
LTC Rider Return Privilege
You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.
If you surrender the entire contract within the 30 day LTC Rider free-look period but after the underlying contract’s free-look period, any applicable surrender charges will be deducted from the Contract Value.
Monthly Statements
In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions – Death Benefits for a description of the impact of the LTC Rider on Death Benefits.

Appendix E — Protected Annual Income Rates for Previous Rider Elections
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Protected Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between December 14, 2020 and April 30, 2021
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	2.50%	55 – 58	2.25%
59 – 64	3.50%	59 – 64	3.00%
65+	5.00%	65+	4.50%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between September 14, 2020 and December 13, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	2.50%	55 – 58	2.25%
59 – 64	3.50%	59 – 64	3.00%
65+	4.75%	65+	4.25%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between May 18, 2020 and September 13, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	2.75%	55 – 58	2.50%
59 – 64	3.75%	59 – 64	3.25%
65 – 69	5.00%	65 – 69	4.50%
70 – 74	5.00%	70 – 74	4.50%
75+	5.00%	75+	4.50%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between March 16, 2020 and May 17, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.20%	55 – 58	2.90%
59 – 64	4.10%	59 – 64	4.00%
65 – 69	5.35%	65 – 69	5.00%
70 – 74	5.45%	70 – 74	5.10%
75+	5.60%	75+	5.20%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between November 18, 2019 and March 15, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.20%
59 – 64	4.40%	59 – 64	4.10%
65 – 69	5.50%	65 – 69	5.20%
70 – 74	5.60%	70 – 74	5.30%
75+	5.70%	75+	5.40%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between July 15, 2019 and November 17, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.60%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between April 1, 2019 and July 14, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.75%	65 – 69	5.50%
70 – 74	5.80%	70 – 74	5.60%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between October 1, 2018 and March 31, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.60%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between May 21, 2018 and September 30, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%

Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
65 – 74	5.60%	65 – 74	5.35%
75+	6.00%	75+	5.75%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between September 25, 2017 and May 20, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.50%	59 – 64	4.25%
65 – 74	5.50%	65 – 74	5.25%
75+	5.85%	75+	5.60%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider elections on or after January 23, 2017 but prior to September 25, 2017
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.25%	59 – 64	4.00%
65+	5.25%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after May 20, 2013 but prior to January 23, 2017
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Protected Annual Income rate
55 – 58	3.50%
59 - 64	4.00%
65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections prior to December 3, 2012
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%

Lincoln Lifetime IncomeSM Advantage 2.0
Protected Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after May 20, 2013
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%
Lincoln Lifetime IncomeSM Advantage 2.0 for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Protected Annual Income rate
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after April 2, 2012 but prior to December 3, 2012
Single Life Option		Joint Life Option*
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 64	3.50%
59 – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections prior to April 2, 2012
Single Life Option		Joint Life Option*
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Market Select® Advantage
Protected Annual Income Rates by Ages:
Lincoln Market Select® Advantage rider election forms signed between December 14, 2020 and April 30, 2021
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	2.25%	55 – 58	2.00%

Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
59 – 64	3.25%	59 – 64	3.00%
65+	4.75%	65+	4.15%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between September 14, 2020 and December 13, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	2.25%	55 – 58	2.00%
59 – 64	3.25%	59 – 64	3.00%
65+	4.50%	65+	4.00%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between May 18, 2020 and September 13, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	2.50%	55 – 58	2.25%
59 – 64	3.50%	59 – 64	3.00%
65 – 69	4.75%	65 – 69	4.25%
70 – 74	4.75%	70 – 74	4.25%
75+	4.75%	75+	4.25%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between March 16, 2020 and May 17, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.10%	55 – 58	2.85%
59 – 64	4.00%	59 – 64	3.65%
65 – 69	5.10%	65 – 69	4.65%
70 – 74	5.15%	70 – 74	4.75%
75+	5.55%	75+	5.00%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between November 18, 2019 and March 15, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.25%	55 – 58	3.00%
59 – 64	4.15%	59 – 64	3.85%
65 – 69	5.15%	65 – 69	4.85%
70 – 74	5.35%	70 – 74	5.00%
75+	5.55%	75+	5.25%
For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.

Lincoln Market Select® Advantage rider election forms signed between October 1, 2018 and November 17, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.25%	59 – 64	4.00%
65 – 69	5.25%	65 – 69	5.15%
70 – 74	5.50%	70 – 74	5.25%
75+	5.75%	75+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between May 21, 2018 and September 30, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.25%	59 – 64	4.00%
65 – 74	5.25%	65 – 74	5.00%
75+	5.75%	75+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between January 19, 2018 and May 20, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65 – 74	5.00%	65 – 74	4.50%
75+	5.50%	75+	5.00%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Market Select® Advantage rider election forms signed between October 3, 2016 and January 18, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate*	Age (younger of you and your spouse’s age)	Protected Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
*For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Max 6 SelectSM Advantage
Protected Annual Income Rates by Ages:
The rates in Table A apply prior to the Contract Value reaching zero. When the Contract Value reaches zero, Table B will always be used and, the Protected Annual Income amount will be immediately recalculated to equal the Protected Income Base multiplied by the applicable rate shown in Table B. The rate in Table B will be based on the later of (a) your age at the time the first Protected Annual Income withdrawal occurred, or (b) your age as of the Valuation Date of the most recent Account Value Step-up. If no withdrawals have been taken prior to the Contract Value reaching zero, then your current age (single life option) or the younger of you and your spouse (joint life option) will be used to determine the Protected Annual Income rate in Table B. For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.

Lincoln Max 6 SelectSM Advantage rider election forms signed between December 14, 2020 and April 30, 2021
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	N/A	N/A	55 – 58	N/A
59 – 64	5.25%	3.00%	59+	3.00%
65 – 69	6.50%	5.50%
70 – 74	6.75%	5.75%
75 +	7.00%	6.00%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage rider election forms signed between May 18, 2020 and December 13, 2020
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	N/A	N/A	55 – 58	N/A
59 – 64	5.25%	3.00%	59+	3.00%
65 – 69	6.25%	5.75%
70 – 74	6.50%	6.00%
75 +	6.75%	6.25%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage rider election forms signed between October 1, 2018 and May 17, 2020
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 69	6.50%	6.00%
70 – 74	6.75%	6.25%
75 +	7.00%	6.50%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage applications signed between May 21, 2018 and September 30, 2018
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 74	6.50%	6.00%
75 +	7.00%	6.50%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Max 6 SelectSM Advantage applications signed between January 19, 2018 and September 30, 2018
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.50%	4.00%	55+	3.00%
59 – 64	5.50%	5.00%
65 – 74	6.50%	6.00%
75 +	7.00%	6.50%
* If joint life option is in effect, the younger of you and your spouse’s age applies.

Lincoln Max 6 SelectSM Advantage applications signed between May 22, 2017 and January 18, 2018
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option*
55 – 58	4.00%	3.50%	55+	3.00%
59 – 64	5.00%	4.50%
65 – 74	6.00%	5.50%
75 +	7.00%	6.50%
* If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln IRA Income PlusSM
Protected Annual Income Rates by Ages:
Two options are available, and you can decide which option is best suited to your needs. Option 1 may be appropriate if you would like lower initial income with higher income once the Contract Value reaches zero. Comparatively, Option 2 will provide a higher initial income with lower income once the Contract Value reaches zero.
For both Option 1 and Option 2, the rates in Table A apply prior to the Contract Value reaching zero. Once the Contract Value reaches zero, Table B will be used, and the Protected Annual Income amount will be immediately recalculated to equal the Protected Income Base multiplied by the applicable rate shown in Table B.
Lincoln IRA Income PlusSM rider election forms signed between May 20, 2019 and April 30, 2020:
Option 1
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life
70+	6.25%	N/A%	70+	5.00%
*Joint Life is currently not available.
** For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Option 2
TABLE A			TABLE B
Age	Single Life Option	Joint Life Option*	Age	Single Life & Joint Life Option
70+	7.00%	N/A	70+	4.00%
*Joint Life is currently not available.
** For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
Lincoln Wealth PassSM
Protected Annual Income Rates by Ages:
Lincoln Wealth PassSM rider election forms signed between September 16, 2019 and April 30, 2020
Age	PAI Rate
0 – 54	4.50%
55 – 58	5.00%
59 – 69	5.50%
70+	6.00%

Appendix F — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit
Guaranteed Income Benefit Percentages by Ages:
i4LIFE® Advantage Select Guaranteed Income Benefit for prior purchasers of Lincoln Market Select® Advantage or 4LATER® Select Advantage with applications and/or rider election forms signed between December 14, 2020 and April 30, 2021
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.25%	40 – 54	2.00%
55 – 58	2.25%	55 – 58	2.00%
59 - 64	3.00%	59 – 64	2.50%
65 – 69	3.75%	65 – 69	2.75%
70 – 74	4.00%	70 – 74	3.25%
75 – 79	4.25%	75 – 79	3.50%
80+	4.25%	80+	3.75%
*In order to have received the percentage indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Select Advantage may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Select Guaranteed Income Benefit for prior purchasers of Lincoln Market Select® Advantage or 4LATER® Select Advantage with applications and/or rider election forms signed between May 18, 2020 and December 13, 2020
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.25%	40 – 54	2.00%
55 – 58	2.25%	55 – 58	2.00%
59 - 64	3.25%	59 – 64	2.50%
65 – 69	4.00%	65 – 69	2.75%
70 – 74	4.25%	70 – 74	3.25%
75 – 79	4.50%	75 – 79	3.50%
80+	4.50%	80+	3.75%
*In order to have received the percentage indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Select Advantage may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Select Guaranteed Income Benefit elections and for purchasers of Lincoln Market Select® Advantage or 4LATER® Select Advantage with applications and/or rider election forms signed between November 18, 2019 and May 17, 2020
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	2.75%
55 – 58	3.25%	55 – 58	3.00%
59 - 64	3.75%	59 – 64	3.50%
65 – 69	4.25%	65 – 69	4.00%

Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
70 – 74	5.00%	70 – 74	4.25%
75 – 79	5.00%	75 – 79	4.75%
80+	5.25%	80+	5.00%
*In order to have received the percentage indicated, your application or rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Select Advantage may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Select Guaranteed Income Benefit elections between October 3, 2016 and November 17, 2019, or for purchasers of Lincoln Market Select® Advantage between October 3, 2016 and November 17, 2019, or for purchasers of 4LATER® Select Advantage between January 9, 2017 and November 17, 2019.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*In order to have received the percentage indicated, your rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Select Advantage may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit. For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
Guaranteed Income Benefit Percentages by Ages:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections and for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between December 14, 2020 and April 30, 2021.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.20%
55 – 58	2.50%	55 – 58	2.20%
59 - 64	3.25%	59 – 64	2.75%
65 – 69	4.00%	65 – 69	3.25%
70 – 74	4.50%	70 – 74	3.50%
75 – 79	4.50%	75 – 79	3.75%
80+	4.50%	80+	4.00%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections and for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between May 18, 2020 and December 13, 2020.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.20%
55 – 58	2.50%	55 – 58	2.20%
59 - 64	3.50%	59 – 64	2.75%
65 – 69	4.25%	65 – 69	3.25%
70 – 74	4.75%	70 – 74	3.50%
75 – 79	4.75%	75 – 79	3.75%
80+	4.75%	80+	4.00%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between November 18, 2019 and May 17, 2020.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.25%
59 - 64	4.00%	59 – 64	3.75%
65 – 69	5.00%	65 – 69	4.25%
70 – 74	5.25%	70 – 74	4.50%
75 – 79	5.50%	75 – 79	5.00%
80+	5.50%	80+	5.25%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between November 18, 2019 and May 17, 2020.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	2.75%
55 – 58	3.25%	55 –58	3.00%
59 – 64	3.75%	59 – 64	3.50%
65 – 69	4.25%	65 – 69	4.00%
70 – 74	5.00%	70 – 74	4.25%
75 – 79	5.00%	75 – 79	4.75%
80+	5.25%	80+	5.00%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between February 19, 2019 and November 17, 2019.
Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%

Single Life Option		Joint Life Option
Age	GIB Percentage*	Age (younger of you and your spouse’s age)	GIB Percentage*
59 - 64	4.00%	59 – 64	4.00%
65 – 69	5.00%	65 – 69	4.50%
70 – 74	5.25%	70 – 74	5.00%
75 – 79	5.50%	75 – 79	5.25%
80+	5.50%	80+	5.50%
* For additional Rate Sheet information see Living Benefit Riders – Rate Sheets.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections on or after May 20, 2013 and prior to February 18, 2019, or for purchasers of 4LATER® Advantage (Managed Risk) on or after May 20, 2013 or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections or for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option**
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Protected Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

**	If joint life option is in effect, the younger of you and your spouse’s age applies.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER® Advantage (Managed Risk) between July 16, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Protected Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%

Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Protected Income Base**
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Protected Income Base to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

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Appendix G – Current Rider Charges for Previous Elections
The following tables reflect the current charge for optional Living Benefit Riders by election date. The current charges for new elections are disclosed in a Rate Sheet supplement.
Optional Protected Lifetime Income Fees:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
	Single Life	Joint Life
Riders elected on or after December 14, 2020	1.50%	1.60%
Riders elected on or after May 21, 2018 and prior to December 14, 2020	1.25%	1.50%

Lincoln Max 6 SelectSM Advantage
	Single Life	Joint Life
Riders elected on or after December 14, 2020	1.50%	1.60%
Riders elected prior to December 14, 2020	1.25%	1.50%

Lincoln Market Select® Advantage
	Single Life	Joint Life
Riders elected on or after December 14, 2020	1.50%	1.60%
Riders elected on or after August 29, 2016 (October 3, 2016 for existing Contractowners and prior to December 14, 2020	1.25%	1.50%

4LATER® Select Advantage
	Single Life	Joint Life
Riders elected on or after December 14, 2020	1.50%	1.60%
Riders elected prior to December 14, 2020	1.25%	1.50%

i4LIFE® Advantage Guaranteed Income Benefit
	Single Life	Joint Life
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders elected on or after December 14, 2020	1.35%	1.55%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) riders elected on or after May 21, 2018 and prior to December 14, 2020	0.95%	1.15%

G-1

I4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
	Single Life	Joint Life
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after December 14, 2020	1.50%	1.60%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018 and prior to December 14, 2020	1.25%	1.50%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018 and for all 4LATER® Advantage (Managed Risk) riders	1.05%	1.25%

i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who Transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage
	Single Life	Joint Life
i4LIFE® Advantage Select Guaranteed Income Benefit for Lincoln Market Select® Advantage riders and 4LATER® Select Advantage riders elected on or after December 14, 2020	1.50%	1.60%

i4LIFE® Advantage Select Guaranteed Income Benefit for Lincoln Market Select® Advantage riders elected on or after August 29, 2016 (October 3, 2016 for existing Contractowners) and prior to December 14, 2020 and 4LATER® Select Advantage riders prior to December 14, 2020	1.25%	1.50%

i4LIFE® Advantage Guaranteed Income Benefit (version 4) for Lincoln Market Select® Advantage riders elected prior to August 29, 2016 (October 3, 2016 for existing Contractowners)	0.95%	1.15%
G-2

SAI 2

Lincoln ChoicePlus AssuranceSM (L Share)
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (L Share) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2021. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (L Share) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2021.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life Variable Annuity Account N, as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $561,871,495, $532,013,638 and $447,244,121 to LFN and Selling Firms in 2018, 2019 and 2020 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
B-2

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
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1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such
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units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Standard & Poor’s and Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see https://www.lfg.com/public/aboutus/investorrelations/financialinformation/ratings.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or
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any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
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Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we become aware of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2020 financial statements of the VAA and the December 31, 2020 consolidated financial statements of Lincoln Life are incorporated into this SAI by reference to the VAA’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.
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Lincoln Life Variable Annuity Account N
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2020
Statement of Operations - Year ended December 31, 2020
Statements of Changes in Net Assets - Years ended December 31, 2020 and 2019
Notes to Financial Statements - December 31, 2020
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2020 and 2019
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2020, 2019 and 2018
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2020, 2019 and 2018
Consolidated Statements of Cash Flows - Years ended December 31, 2020, 2019 and 2018
Notes to Consolidated Financial Statements - December 31, 2020
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.
(2) None
(3)(a) Selling Group Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 28, 1999.
(b) Amendment to Selling Group Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 28, 1999.
(c) Amendment to Schedule A of Selling Group Agreement dated February 14, 2000 is incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19, 2000.
(e) Selling Group for ChoicePlus Assurance is incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(f) ChoicePlus Selling Agreement with Affiliates is incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(g) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Variable Annuity Contract incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(b) Estate Enhancement Death Benefit Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

(c) Income4Life Solution (IRA) Rider incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-61554) filed on April 11, 2002.
(d) Income4Life Solution (NQ) Rider incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-61554) filed on April 11, 2002.
(e) Annuity Payment Option Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(f) Interest Adjusted Fixed Account Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(g) 1% Step-Up Death Benefit Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(h) 1% Estate Enhancement Death Benefit Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(i) Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 9, 2001.
(j) DCA Fixed Account Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(k) Accumulation Benefit Enhancement (ABE) Rider incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-61554) filed on April 11, 2002.
(l) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-61554) filed on October 11, 2002.
(m) Estate Enhancement Benefit Rider with 5% Step-Up Death Benefit incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-61554) filed on April 11, 2002.
(n) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-61554) filed on October 11, 2002
(o) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(p) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(q) Contract Benefit Data (I4LA-CB 8/02) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(r) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(s) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(t) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(u) Variable Annuity Income Rider (I4LA-NQ 10/02) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(v) Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(w) Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(x) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(y) ABE prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(z) 1% step-up and EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
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(aa) EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(bb) 1% step-up and DB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(cc) EGMDB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(dd) GOP prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(ee) Variable Annuity Income Rider (I4L-NQ-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(ff) Variable Annuity Income Rider (I4L-NQ 8/03) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(gg) Variable Annuity Income Rider (I4L-Q-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(hh) Variable Annuity Income Rider (I4L-Q 8/03) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(ii) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-18419) filed on May 28, 2004.
(jj) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(kk) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(ll) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(mm) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(nn) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.
(oo) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(pp) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(qq) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(rr) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(ss) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(tt) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.
(uu) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 333-61554) filed on September 26, 2006.
(vv) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-61554) filed on April 17, 2007.
(ww) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-61554) filed on April 17, 2007.
(xx) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
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(yy) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(zz) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(a-3) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(b-3) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(c-3) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(d-3) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(e-3) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(f-3) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(g-3) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(h-3) Long-Term Care Benefits Rider (AR 518 3/10 Level) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.
(i-3) Long-Term Care Benefits Rider (AR 519 3/10 Growth) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.
(j-3) Contract Amendment for LTC Benefits (AA 531 3/10) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.
(k-3) LTC Fixed Account Rider (AR 532) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.
(l-3) LTC Benefit Specifications (AS 533) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.
(m-3) Long-Term Care Coverage Endorsement (AE 517) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 29, 2010.
(n-3) Variable Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 9, 2001.
(o-3) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-170695) filed January 30, 2012.
(p-3) Guaranteed Income Later Rider (4LATER Adv Protected Funds) (AR-547 3/12) incorporated herein by reference to Registration on Form N-4 (File No. 333-181612) filed on May 23, 2012.
(q-3) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-181616) filed on April 8, 2015.
(r-3) Variable Annuity Living Benefit Rider (Market Select Advantage) (AR-591) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(s-3) Variable Annuity Living Benefits Rider (Market Select Advantage/LINC 2.0) (AR-607) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-214143) filed on June 4, 2018.
(t-3) Guaranteed Income Later Rider (4LATER Select Adv) (AR-547 03/18) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-214143) filed on June 4, 2018.
(u-3) Variable Annuity Living Benefits Rider (AR-600) (Lincoln Max 6 Select Advantage) incorporated herein by reference to Post-Effective Amendment No. 36 (File No. 333-135039) filed on April 7, 2017.
(v-3) Variable Annuity Living Benefits Rider (IRA Income Plus – AR-600) incorporated herein by reference to Post-Effective Amendment No. 71 (File No. 333-40937) filed on February 7, 2019.
B-4

(w-3) Variable Annuity Living Benefit Rider (Wealth Pass - AR-623) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-212681) filed on June 25, 2019.
(5)(a) ChoicePlus II Advance Application incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-61554) filed on April 11, 2002.
(b) ChoicePlus Assurance (L Share) Application (CPAL 1/08) incorporated herein by reference to Post-Effective No. 25 (File No. 333-61554) filed on April 10, 2008.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 25, 1996.
(b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(ii) Amendment No. 4 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(iii) Amendment No. 5 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.
(iv) Amendment No. 6 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.
(v) Amendment No. 7 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 033-26032) filed on September 6, 2019.
(vi) Amendment No. 8 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and the Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-236907) filed on March 5, 2020.
(vii) Amendment No. 9 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 67 (File No. 033-26032) filed on August 14, 2020.
(viii) Amendment No. 10 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 67 (File No. 033-26032) filed on August 14, 2020.
(ix) Amendment No. 11 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-212680) filed on February 11, 2021.
(x) Amendment No. 12 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-212680) filed on February 11, 2021.
(b) Automatic Reinsurance Agreement date July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.
(i) Amendments to Automatic Reinsurance Agreement date July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.
B-5

(ii) Amendment No. 3 to Automatic Reinsurance Agreement date July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(iii) Amendment No. 4 to Automatic Reinsurance Agreement date July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 48 (File No. 333-138190) filed on April 18, 2019.
(iv) Amendment No. 5 to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 50 (File No. 333-138190) filed on August 22, 2019.
(v) Amendment No. 6 to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 56 (File No. 333-138190) filed on August 14, 2020.
(c) Fourth Amended and Restated Reinsurance Agreement between The Lincoln National Life Insurance Company and Union Hamilton Reinsurance, LTD incorporated herein by reference to Post-Effective Amendment No. 72 (File No. 333-40937) filed on April 16, 2019.
(i) Amendment No. 1 to the Fourth Amended and Restated Reinsurance Agreement between The Lincoln National Life Insurance Company and Union Hamilton Reinsurance, LTD incorporated herein by reference to Post-Effective Amendment No. 74 (File No. 333-40937) filed on August 22, 2019.
(ii) Amendment No. 2 to the Fourth Amended and Restated Reinsurance Agreement between The Lincoln National Life Insurance Company and Union Hamilton Reinsurance, LTC incorporated herein by reference to Post-Effective Amendment No. 79 (File No. 333-40937) filed on August 14, 2020.
(iii) Amendment No. 3 to the Fourth Amended and Restated Reinsurance Agreement between The Lincoln National Life Insurance Company and Union Hamilton Reinsurance, LTC incorporated herein by reference to Post-Effective amendment No. 13 (File No. 333-212680) filed on February 11, 2021.
(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) AIM (Invesco) Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(ii) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Po st-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015 .
(iii) American Century Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(iv) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017;
(iv-a) amendment no. 15 incorporated herein by reference to Post-Effective Amendment No. 27 on Form N-4 (File No. 333-181615) filed on April 3, 2020.
(v) BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011;
(v-a) amendments incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(vi) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vii) Deutsche DWS Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(viii) Deutsche DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ix) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(x) First Trust Variable Insurance Trust and First Trust Portfolios, L.P. incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-193272) filed on April 13, 2016.
B-6

(xi) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(xiii) JPMorgan Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(xiv) Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor, LLC Agreement incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018;
(xiv-a) third amendment incorporated herein by reference to Post-Effective Amendment No. 13 filed on Form N-4 (File No. 333-212680) filed on February 11, 2021.
(xv) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(xvi) MFS Variable Insurance Trust, MFS Variable Insurance Trust II and III incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015;
(xvi-a) amendments incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(xvii) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.
(xviii) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(xix) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017;
(xix-a) amendment no. 7 incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-236907) filed on March 5, 2020.
(xix-b) amendment no. 8 incorporated herein by reference to Post-Effective Amendment 13 on Form N-4 (File No. 333-212680) filed on February 11, 2021.
(b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) American Century Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.
(iii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(iv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.
(v) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(vi) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vii) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(viii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ix) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(x) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
B-7

(xi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(xii) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(c) Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(9)(a) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(b) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm filed herein.
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company filed herein.
(11) Not applicable
(12) Not applicable
(13) Lincoln National Corporation Organizational Chart incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 033-26032) filed on September 6, 2019.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Craig T. Beazer*	Executive Vice President, General Counsel, and Director
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer, and Director
Randal J. Freitag*	Executive Vice President, Chief Financial Officer, and Director
Christopher A. Giovanni*	Senior Vice President and Treasurer
Dennis R. Glass*	President and Director
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Christine Janofsky*	Senior Vice President and Controller
Keith J. Ryan**	Vice President and Director
Nancy A. Smith*	Senior Vice President and Secretary
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13 above: Lincoln National Corporation Organizational Chart.
Item 27. Number of Contractowners
As of March 31, 2021 there were 427,083 contract owners under Account N.
Item 28. Indemnification
a) Brief description of indemnification provisions.
B-8

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
John C. Kennedy*	President and Chief Executive Officer
Andrew J. Bucklee*	Senior Vice President and Director
William A. Nash**	Senior Vice President and Director
Christopher A. Giovanni*	Senior Vice President and Treasurer
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
MacGregor B. Maitland*	Vice President and Chief Compliance Officer
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Claire H. Hanna*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 3108 Rhett Butler Place, Charlotte, NC 28270
B-9

(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.
B-10

SIGNATURES

(a)         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the each Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of these registration statements and has caused these Post-Effective Amendments to the registration statements to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 13th day of April, 2021 at 9:00 am.

Lincoln National Variable Annuity Account E

Lincoln National Variable Annuity Account H

Lincoln Life Variable Annuity Account N

(Registrants)

By:	/s/ Delson R. Campbell
Delson R. Campbell
Vice President, The Lincoln National Life Insurance Company

Signed on its behalf, in the City of Hartford, and the State of Connecticut on this 13th day of April, 2021 at 9:00 am.

The Lincoln National Life Insurance Company

(Depositor)

By:	/s/ Michelle L. Grindle
Michelle L. Grindle
(Signature-Officer of Depositor)
Vice President, The Lincoln National Life Insurance Company

Lincoln National Variable Annuity Account E (File No. 811-04882; CIK: 0000804223)

033-26032 (Amendment No. 69)

Lincoln National Variable Annuity Account H (File No. 811-05721; CIK: 0000847552)

333-181615 (Amendment No. 32)	333-35780 (Amendment No. 53)	333-170695 (Amendment No. 42)
333-233762 (Amendment No. 3)	333-233764 (Amendment No. 5)	333-63505 (Amendment No. 77)
333-212681 (Amendment No. 14)	333-175888 (Amendment No. 21)	333-61592 (Amendment No. 684)
333-35784 (Amendment No. 66)	033-27783 (Amendment No. 68)	333-135219 (Amendment No. 48)
333-18419 (Amendment No. 71)

Lincoln Life Variable Annuity Account N (File No. 811-08517; CIK: 0001048606)

333-186894 (Amendment No. 32)	333-40937 (Amendment No. 81)	333-135039 (Amendment No. 48)
333-181612 (Amendment No. 30)	333-212680 (Amendment No. 15)	333-212682 (Amendment No. 8)
333-193272 (Amendment No. 21)	333-193273 (Amendment No. 15)	333-193274 (Amendment No. 12)
333-170529 (Amendment No. 33)	333-149434 (Amendment No. 33)	333-174367 (Amendment No. 27)
333-170897 (Amendment No. 32)	333-214235 (Amendment No. 11)	333-172328 (Amendment No. 36)
333-214143 (Amendment No. 16)	333-138190 (Amendment No. 59)	333-61554 (Amendment No. 81)
333-36316 (Amendment No. 87)	333-214144 (Amendment No. 9)	333-36304 (Amendment No. 77)

(b)         As required by the Securities Act of 1933, these Amendments to the registration statements have been signed by the following persons in their capacities indicated on April 13, 2021 at 9:00 am.

Signature	Title

*/s/ Dennis R. Glass	President, Director, and Chairman
Dennis R. Glass	(Principal Executive Officer)

/s/	Executive Vice President and Director
Craig T. Beazer

*/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer, and Director
Ellen Cooper

* /s/ Randal J. Freitag	Executive Vice President, Chief Financial Officer, and Director
Randal J. Freitag	(Principal Financial Officer)

* /s/ Christine A. Janofsky	Senior Vice President, Chief Accounting Officer, and Controller
Christine A. Janofsky

* /s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

* By /s/ Delson R. Campbell, Pursuant to a Power of Attorney
Delson R. Campbell